REGISTRATION STATEMENT FILE NO. 333-[ ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM S-3
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
BRIGHTHOUSE LIFE INSURANCE COMPANY
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation or organization)
06-0566090
(I.R.S. Employer Identification Number)
11225 North Community House Road, Charlotte, NC 28277
(980) 365-7100
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Brighthouse Life Insurance Company
c/o The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
Wilmington, DE 19801
(302) 658-7581
(Name, address, including zip code, and telephone number,
including area code, of agent for service)
Copies to:
W. Thomas Conner
Carlton Fields
1625 Eye Street, NW
Suite 800
Washington, DC 20006
Approximate date of commencement of proposed sale to the public: As soon as practicable following the effectiveness of the registration statement.
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than offered only in connection with dividend or interest reinvestment plans, check the following box: ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☐
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐
The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
BRIGHTHOUSE SHIELD LEVEL PAY PLUSSM ANNUITY
Brighthouse Shield Level Pay PlusSM Annuity is an individual single premium deferred index-linked annuity contract (the “Contract”) issued by Brighthouse Life Insurance Company (“BLIC”, “we”, “our” or “us”). This means additional purchase payments will not be accepted.
This Contract is available for use in connection with Non-Qualified Plans, Traditional IRAs and Roth IRAs. BLIC is located at 11225 North Community House Road, Charlotte, NC 28277. The telephone number is 1-888-243-1932. Brighthouse Securities, LLC, 11225 North Community House Road, Charlotte, NC 28277, is the principal underwriter and distributor of the Contracts.
Please read the prospectus carefully before investing and keep it for future reference. This prospectus includes important information including a description of all material features, rights and obligations of the Contract. BLIC’s obligations under the Contract are subject to our financial strength and claims-paying ability. The investment options under the Contract include (1) the various Shield Options which credit positive, negative, or zero interest based on the performance of an underlying index, and provide certain protections in that BLIC will absorb specified levels of negative index returns; and (2) the Fixed Account, if available, which guarantees principal and interest. The Contract also includes a GLWB rider which guarantees that an Owner will receive lifetime income regardless of market performance. However, investors should carefully weigh the benefits of the GLWB rider against the Rider Charge and in light of the other protections offered by the Shield Options available under the Contract. The circumstances under which you receive benefits under the GLWB rider may be limited.
The currently offered Shield Options provide that we will absorb losses at least equal to 10%, 15%, and 25%. Under these Shield Options, the maximum amount of loss you could experience due to negative index performance at the end of a Term, after taking into account these levels of protection, would be: 90% for 10% downside protection; 85% for 15% downside protection; and 75% for 25% downside protection. We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available that offers downside protection, although it may not be substantially similar to one of the currently available Shield Options.  In return for downside protection, we may limit positive index gains for the Shield Options.
Each Shield Option also has a Rate Crediting Type (the Cap Rate, Step Rate, or Step Rate Edge), which are the ways in which we calculate any positive interest credited based on the performance of the underlying Index. We limit the amount you can earn on a Shield Option through the Rate Crediting Type. The Minimum Guaranteed Cap Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 2% for Shield Options with a 1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield Options with a 6-Year Term. The Minimum Guaranteed Step Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 1.5%. The Minimum Guaranteed Edge Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 1.5%.
The Contract is a complex investment. Investment in the Contract involves investment risks, including potential loss of principal. You should not buy this Contract if you are not willing to assume these investment risks.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract permits ongoing withdrawals from the Shield Options prior to the Term End Date. However, the Contract may not be appropriate for you if you plan to take withdrawals from a Shield Option prior to the end of the Term End Date, especially if you plan to take ongoing withdrawals such as required minimum distributions. Withdrawals (including required minimum distributions (“RMDs”)) and Surrenders may be subject to Withdrawal Charges. Withdrawals (including RMDs and withdrawals under the GLWB rider) and Surrenders may also be subject to income taxes and income tax penalties if taken before age 59½. Withdrawals (including RMDs, withdrawals under the GLWB rider, and Rider Charge deductions) and Surrenders from the Shield Options before the end of a Term may be based on an Interim Value calculation. In extreme circumstances, you could lose up to 100% of the value of the Shield Option if you make a withdrawal or Surrender from the Shield Options before the Term End

Date. If you do intend to take ongoing withdrawals under the Contract, particularly from a Shield Option during the Term, you should consult with a financial professional about whether the Contract is appropriate for you.
If you are a new investor in the Contract, you may cancel the Contract within 10 days after receiving it without paying fees or penalties by mailing or delivering the Contract to either us or the financial professional who sold it.  In some states the period may be longer.  Upon cancellation, you will either receive a full refund of the amount you paid with your application or your total Account Value (although we will apply an Interim Value calculation). You should review this prospectus or consult with your financial professional, for additional information about the specific cancellation terms that apply.
Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense. Mutual funds, annuities and insurance products are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government agency. You may lose money invested in the Contract.
The Contracts may be distributed through broker-dealers that have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts are not deposits or obligations of, or guaranteed by such institutions or any Federal regulatory agency. Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
The principal underwriter of the Contract is Brighthouse Securities, LLC. The offering of the Contract is intended to be continuous.
Prospectus dated [TO BE UPDATED BY AMENDMENT]

Special Terms
In this prospectus, the following capitalized terms have the indicated meanings:
Account Value. The total of the Fixed Account Value and the value of the Shield Option(s) under the Contract during the Accumulation Period.
Accrued Cap Rate. The portion of the Cap Rate that has accrued from the Term Start Date to any day within the Term. This is the maximum Index Performance that may be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is greater than zero. The Accrued Cap Rate is equal to the Cap Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term.
Accrued Edge Rate.    The portion of the Edge Rate that has accrued from the Term Start date to any day within the Term. This is the rate that will be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is equal to or greater than the Shield Rate. The Accrued Edge Rate is equal to the Edge Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term.
Accrued Shield Rate. The portion of the Shield Rate that has accrued from the Term Start Date to any day within the Term. This is the amount that will be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is less than zero. The Accrued Shield Rate is equal to the Shield Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term.
Accrued Step Rate. The portion of the Step Rate that has accrued from the Term Start Date to any day within the Term. This is the rate that will be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is equal to or greater than zero. The Accrued Step Rate is equal to the Step Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term.
Accumulation Period. The period prior to the Annuity Date.
Annual Benefit Commencement Date.     The date you start taking Annual Benefit Payment withdrawals as provided by the GLWB rider.
Annual Benefit Payment.    Represents the maximum amount that may be withdrawn each Contract Year while Account Value is greater than zero and the amount of annual lifetime payments that would be made once Account Value is reduced to zero. The manner in which the Annual Benefit Payment is calculated depends on your Account Value. If the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base, by multiplying your GLWB Base by the Withdrawal Rate. However, if the Account Value is reduced to zero, the Annual Benefit Payment is calculated by multiplying your GLWB Base by another specified rate, the Lifetime Guarantee Rate. The Withdrawal Rates and Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement.
Annuitant. The natural person(s) listed on the Contract Schedule on whose life Income Payments are based. Any reference to Annuitant will also include any Joint Annuitant under an Annuity Option.
Annuity Date. A date on which you choose to begin receiving Income Payments. If we agree, you may change the Annuity Date, subject to certain requirements. If you do not choose an Annuity Date, the Annuity Date will be the Annuity Date indicated on the Contract Schedule.
Annuity Service Office. The office indicated on the Contract Schedule to which notices and requests must be sent, or as otherwise changed by notification from us.
BLIC (“we,” “us,” “our”).    Brighthouse Life Insurance Company.
Beneficiary. The person(s) or entity(ies) you name to receive a death benefit payable under the Contract upon the death of the Owner or a Joint Owner, or in certain circumstances, an Annuitant.
Brighthouse Securities. Brighthouse Securities, LLC.
Business Day. Our “business day” is generally any day the New York Stock Exchange (NYSE) is open for regular trading. For purposes of receipt of Notice for administrative requests and transactions, a Business Day ends at the earlier of 4:00 PM Eastern Standard Time or when the NYSE closes. If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a Business Day.
Cap Rate.    The maximum rate that may be credited at the Term End Date based on Index Performance. The Cap Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Code. The Internal Revenue Code of 1986, as amended, and all related laws and regulations, which are in effect during the term of the Contract.

Contract. The legal agreement between you and BLIC. It contains relevant provisions of your deferred annuity.
Contract Anniversary. An anniversary of the Issue Date of the Contract.
Contract Schedule. The schedule attached to your Contract.
Contract Year. A one-year period starting on the Issue Date and on each Contract Anniversary thereafter.
Death Benefit Amount.    For Owners age 81 or older at the Issue Date of the Contract, the standard death benefit is the Account Value. For Owners age 80 or younger at the Issue Date of the Contract, the standard death benefit (known as the Return of Premium death benefit) is the greater of the Account Value or your Purchase Payment (reduced proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal (including any applicable Withdrawal Charge)). Rider Charges will reduce any Account Value death benefit, but will not reduce any death benefit based on return of Purchase Payment. The Death Benefit Amount is determined as of the end of the Business Day on which we have received Notice of due proof of death and an acceptable election for the payment method.
Earliest Annual Benefit Commencement Date.    The earliest specified date we will permit for your Annual Benefit Commencement Date. The Earliest Annual Benefit Commencement Date is specified in your GLWB Supplement.
Early Withdrawal.     Any withdrawal from Account Value taken prior to the Annual Benefit Commencement Date. An Early Withdrawal will reduce the GLWB Base and Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that such withdrawal (including any applicable Withdrawal Charge) reduces the Account Value, which could be more than the dollar amount of the Early Withdrawal. The Rider Charge does not constitute an Early Withdrawal.
Edge Rate.    The rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. The Edge Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, it is not an annual rate. A Shield Option with an Edge Rate may also be referred to as a “Shield Option with Step Rate Edge” in the prospectus.
ERISA.  Employee Retirement Income Security Act of 1974, as amended.
Excess Withdrawal.     After the Annual Benefit Commencement Date, the portion of a withdrawal (including the Withdrawal Charge) that causes the cumulative withdrawals to exceed the Annual Benefit Payment in that Contract Year and includes any subsequent withdrawals that occur in that Contract Year. Any Excess Withdrawal will reduce the GLWB Base and Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that such withdrawal (including any applicable Withdrawal Charge) reduces the Account Value, which could be more than the dollar amount of the Excess Withdrawal. The Rider Charge does not constitute an Excess Withdrawal.
Exchange Act. Securities Exchange Act of 1934, as amended.
FDIC. Federal Deposit Insurance Corporation.
FINRA. Financial Industry Regulatory Authority.
Fixed Account. An account, if available, that consists of all of the assets under the Contract other than those in the Separate Account. You may allocate your Purchase Payment or transfer your Investment Amount to the Fixed Account, and you may make a transfer into or out of the Fixed Account. The Fixed Account is part of the General Account assets of BLIC.
Fixed Account Value.    The initial Fixed Account Value is the amount of your Purchase Payment initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals: (a) the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, including any transfers, whichever is applicable; plus (b) any interest credited by us; less (c) the amount of any withdrawals (including any applicable Rider Charge and Withdrawal Charges); and less (d) any Premium Tax or other taxes, if applicable.
Free Look.    If you change your mind about owning the Contract, you may cancel the Contract within 10 days after receiving it by mailing or delivering the Contract to either us or the financial professional who sold it. This is known as a “Free Look.” In some states this period may be longer. Not all Contracts issued are subject to Free Look provisions under state law. We ask that you submit your request to cancel in writing, signed by you, to us (e.g., the Annuity Service Office) or to the financial professional who sold it. When you cancel the Contract within this Free Look period, we will not assess a Withdrawal Charge. Unless otherwise required by state law, you will receive whatever your Contract is worth on the day that we receive your cancellation request. The amount you receive may be more or less than your Purchase Payment depending upon the Shield Options you allocated your Purchase Payment to during the Free Look period. This means that you bear the risk of any decline in the Account Value of your Contract during the Free Look period. We do not refund any charges or deductions assessed during the Free Look period. In certain states, we are required to give back your Purchase Payment if you decide to cancel your Contract during the Free Look period.

Free Withdrawal Amount.    The Free Withdrawal Amount in the first Contract Year is zero. Thereafter, the Free Withdrawal Amount each Contract Year is equal to 10% of your Account Value as of the prior Contract Anniversary, less the total amount withdrawn from the Account Value in the current Contract Year. The Free Withdrawal Amount is non-cumulative and is not carried over to other Contract Years.
General Account. Comprised of BLIC’s assets, other than assets in any separate accounts it may maintain.
Good Order. A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Shield Options, or the Fixed Account if applicable, affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial professional before submitting the form or request.
Guaranteed Lifetime Withdrawal Benefit (GLWB).     A living benefit rider that is automatically included with your Contract on the Issue Date. We may also refer to this as the “GLWB rider” or “Brighthouse Pay Plus Rider” in the prospectus and the “Rider” in the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider attached to your Contract.
GLWB Base.     The amount that we use to determine your Annual Benefit Payment, and is also the amount to which the Rider Fee Rate, a percentage that is specified in your GLWB Supplement, is applied to determine the Rider Charge. On the Issue Date, the initial GLWB Base is equal to the Purchase Payment. The GLWB Base cannot be withdrawn in a lump sum or paid as a death benefit.
GLWB Supplement.     The supplement that must accompany this prospectus which contains the Rider Charge, Withdrawal Rates, Lifetime Guarantee Rates, Lifetime Withdrawal Age, Earliest Annual Benefit Commencement Date, allocation options available after the Annuity Benefit Commencement Date, and Rollup Rate, if applicable, to your GLWB rider and Contract. The rates, Rider Charge, Lifetime Withdrawal Age, Earliest Annual Benefit Commencement Date, and allocation options available after the Annual Benefit Commencement Date will not change with respect to your specific Contract, except that a particular Allocation Option may not be available for you to transfer your Investment Amount or Fixed Account Value into after a Term End Date or the Interest Rate Term End Date. We publish any changes to the GLWB Supplement at least seven calendar days before they take effect on our website at [TO BE UPDATED BY AMENDMENT]. The GLWB Supplement is also filed on EDGAR at www.sec.gov pursuant to Rule 424(b)(2) under the Securities Act of 1933, as a 424B2 form type filing [TO BE UPDATED BY AMENDMENT].
Income Payments. A series of payments made by us during the Income Period, which we guarantee as to dollar amount.
Income Period. A period starting on the Annuity Date during which Income Payments are payable.
Index (Indices).    The underlying index associated with a Shield Option which is used to determine the Index Performance on a Term End Date. We currently offer Shield Options with indices based on the performance of securities. In the future we may offer Shield Options based on other types of Indices. We may also add other indices at our discretion.
Index Performance. The percentage change in the Index Value measured from the Term Start Date to any day, including the Term End Date, within the Term. Index Performance can be positive, zero or negative.
Index Value. The Index Value of an Index, on a Business Day, is the published closing value of the Index on that Business Day. The Index Value on any day that is not a Business Day is the value as of the prior Business Day. If an Index Value is not published on a Business Day, the closing Index Value on the next Business Day on which the Index Value is published will be used.
Interest Rate Term.  The length of time over which the current Fixed Account interest rate is guaranteed. No Interest Rate Term will extend beyond the Annuity Date. The minimum Interest Rate Term depends on the date your Contract is issued but will not be less than one (1) year.
Interest Rate Term End Date. The Contract Anniversary on which an Interest Rate Term ends.

Interest Rate Term Start Date. The Contract Anniversary on which an Interest Rate Term is established. If chosen at issue, the initial Interest Rate Term Start Date begins on the Issue Date or otherwise it will begin on the first Contract Anniversary on which you allocate to the Fixed Account.
Interim Value. For each Shield Option, the value we assign on any Business Day prior to the Term End Date. During the Transfer Period, the Interim Value of each Shield Option is equal to the Investment Amount at the Term End Date in that Shield Option. The Interim Value is the amount that is available for annuitization, death benefits, withdrawals and Surrenders.
Investment Amount. The Investment Amount, for any Shield Option, is the amount that is allocated to the Shield Option at the Term Start Date, reduced proportionately for any withdrawals at the time of such withdrawals (including any applicable Rider Charge and Withdrawal Charge) by the same percentage that the withdrawal reduces the Interim Value attributable to that Shield Option, and then, at Term End Date, adjusted by the Performance Rate. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option.
Issue Date.     The date the Contract is issued. For purposes of the GLWB rider, the Issue Date is also the date the GLWB rider is issued. Please note that we refer to this as the “Rider Issue Date” in the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider attached to your Contract.
Joint Annuitant. If there is more than one Annuitant, each Annuitant will be a Joint Annuitant of the Contract.
Joint Owner. If there is more than one Owner, each Owner will be a Joint Owner of the Contract. Joint Owners are limited to natural persons.
Lifetime Withdrawal Age.    The age you must attain before you may begin receiving Annual Benefit Payment withdrawals. The Lifetime Withdrawal Age is specified in your GLWB Supplement.
Maturity Date. The Maturity Date is the Contract Anniversary after the oldest Owner’s 90th birthday or 10 years from the date we issue your Contract, whichever is later. The Contract will be annuitized at the Maturity Date.
Minimum Account Value.     $2,000. If your Account Value falls below the Minimum Account Value as a result of a withdrawal (including any applicable Rider Charge and Withdrawal Charge), unless the withdrawal is for your Annual Benefit Payment or Remaining Annual Benefit Payment under the GLWB rider, we will treat the withdrawal request as a request for a full withdrawal.
Minimum Guaranteed Cap Rate.    The actual Minimum Guaranteed Cap Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 2% for Shield Options with a 1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield Options with a 6-Year Term.
Minimum Guaranteed Edge Rate.    The actual Minimum Guaranteed Edge Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 1.5%.
Minimum Guaranteed Interest Rate. The current Minimum Guaranteed Interest Rate will not be less than 1%. This interest rate is guaranteed to be a rate not less than the minimum interest rate allowed by state law—see Appendix D. The actual Minimum Guaranteed Interest Rate for your Contract is the amount shown on your Contract Schedule and applies only to amounts in the Fixed Account.
Minimum Guaranteed Step Rate. The actual Minimum Guaranteed Step Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 1.5%.
Net Purchase Payment Amount.     Your Purchase Payment reduced for any Early Withdrawals or Excess Withdrawals. Net Purchase Payment Amount is only applicable to the Market Growth with Rollup variation of the GLWB rider.
Non-Excess Withdrawal.     After the Annual Benefit Commencement Date, any withdrawal that does not exceed or cause the cumulative withdrawals for the current Contract Year to exceed the Annual Benefit Payment.
Notice. Any form of communication providing information we need, either in a signed writing or another manner that we approve in advance. All Notices to us must be sent to our Annuity Service Office and received in Good Order. To be effective for a Business Day, a Notice must be received in Good Order prior to the end of that Business Day.
NYSE. New York Stock Exchange.
Owner (“you”, “yours”). The person(s) entitled to the ownership rights under the Contract. Subject to our administrative procedures, we may also permit ownership by a corporation (a type of non-natural person) or certain other legal entities. If Joint Owners are named, all references to Owner shall mean Joint Owners.

Performance Rate. The Performance Rate is based on the Index Performance, adjusted as follows. Prior to Term End Date, the Index Performance is adjusted for the applicable Accrued Shield Rate, Accrued Cap Rate, Accrued Step Rate, or Accrued Edge Rate. On the Term End Date, the Index Performance is adjusted for the applicable Shield Rate, Cap Rate, Step Rate, or Edge Rate. The Performance Rate can be positive, zero or negative. At the Term End Date, any increase or reduction in the Investment Amount in a particular Shield Option is determined by multiplying the Performance Rate by the Investment Amount of the Shield Option on the last day of the Term.
Performance Rate Adjustment. The adjustment made to the Investment Amount for each Shield Option on any day during the Term, up to, and including, the Term End Date. Prior to the Term End Date, this adjustment is based on the Index Performance of the associated Index for a particular Term, subject to any applicable Accrued Shield Rate, Accrued Cap Rate, Accrued Step Rate, or Accrued Edge Rate. On the Term End Date, this adjustment is based on the Performance Rate. This adjustment can be positive, zero or negative. When the Performance Rate Adjustment is positive we may also refer to this adjustment as “earnings.” When the Performance Rate Adjustment is negative we may also refer to this adjustment as “losses.”
Premium Tax.    The amount of tax, if any, charged by the state or municipality.
Purchase Payment. The amount paid to us under the Contract as consideration for the benefits it provides.
Rate Crediting Type. Either the Cap Rate, Step Rate, or Step Rate Edge.
Rider Charge.     A charge for the GLWB rider that is equal to the Rider Fee Rate, a percentage that is specified in your GLWB Supplement and applied to the GLWB Base. The Rider Charge is deducted from your Account Value for the prior Contract Year on the Contract Anniversary. The Rider Charge is not subject to the Withdrawal Charge.
RMD. Required Minimum Distribution.
SEC. Securities and Exchange Commission.
Separate Account.    The separate account is Brighthouse Separate Account SA.
Shield 10. The Contract provides downside protection through the Shield 10, which is a Shield Rate where negative Index Performance of up to 10% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 90% of your Investment Amount.
Shield 15.    The Contract provides downside protection through the Shield 15, which is a Shield Rate where negative Index Performance of up to 15% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 85% of your Investment Amount.
Shield 25.    The Contract provides downside protection through the Shield 25, which is a Shield Rate where negative Index Performance of up to 25% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 75% of your Investment Amount.
Shield Rate.   A limited buffer where we absorb part of any negative Index Performance at the Term End Date. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount associated with the Shield Option. The Shield Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. We currently offer the following Shield Rates: Shield 10, Shield 15, and Shield 25.
Shield Option.    You may allocate your Purchase Payment or transfer your Investment Amount to one or more of the available Shield Options. Each Shield Option offered through this Contract has an associated Term, Index, Shield Rate and a Rate Crediting Type.
Step Rate.    The rate credited at the Term End Date if the Index Performance is equal to or greater than zero. The Step Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Surrender. A full withdrawal of your Account Value.
Term.    The Term is the number of years that the Shield Option is in effect. We currently offer Terms of 1 year, 2 years, 3 years, or 6 years. The initial Term(s) begin on the Issue Date.
Term End Date. The Contract Anniversary on which a Shield Option ends.
Term Start Date.    The Contract Anniversary on which a Shield Option is established. The initial Term Start Date(s) begins on the Issue Date, and thereafter, will be the Contract Anniversary coinciding with the duration of the current Term you have selected.

Transfer Period. The five (5) calendar days following the Contract Anniversary coinciding with the Term End Date for each applicable Shield Option and/or the Interest Rate Term End Date for the Fixed Account, during the Accumulation Period.
Withdrawal Charge.    A charge applied to the percentage of the amount withdrawn from your Account Value in a Contract Year in excess of the Free Withdrawal Amount.

Summary
About the Contract
The Brighthouse Shield Level Pay PlusSM Annuity is an individual single premium deferred index-linked annuity contract (the “Contract”) issued by BLIC, that provides for the potential accumulation of retirement savings on a tax-deferred basis through investment in the Contract’s investment options, which include the Shield Options and the Fixed Account (if available), and the opportunity for lifetime income through the GLWB rider included with the Contract. The Contract is designed generally for an investor who intends to hold the Contract for a long period of time and then use the Account Value for retirement savings or other long-term investment purposes, and also includes a death benefit which can be used to transfer assets to your beneficiaries. It may not be appropriate for you if you plan to take withdrawals from a Shield Option prior to the Term End Date, especially if you plan to take ongoing withdrawals such as required minimum distributions not taken as payments under the GLWB rider. Before you invest, be sure to ask your financial professional about the Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based on your financial situation and objectives.
The GLWB rider comes standard with the Contract and guarantees that you will receive lifetime income in an amount equal to the Annual Benefit Payment each year (subject to the conditions of the GLWB rider, including the condition that Early Withdrawals or Excess Withdrawals will reduce the payments under the guarantee or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee). Withdrawals under the GLWB rider may be subject to income taxes and income tax penalties if taken before age 59½, and, if taken from the Shield Options before the end of the Term, may be based on an Interim Value calculation.
We offer two variations of the GLWB rider: Market Growth and Market Growth with Rollup. When you purchase the Contract, you must choose either Market Growth or Market Growth with Rollup. On each Contract Anniversary until the GLWB rider is terminated, we deduct the Rider Charge from your Account Value. In addition, if you make a total withdrawal of your Account Value, annuitize your Contract or change the Owner or Joint Owner (or Annuitant, if the Owner is a non-natural person) or assign your Contract, a portion of the Rider Charge will be assessed, as further described herein. See “LIVING BENEFIT” section in the prospectus and the disclosure under the sub-caption “Rider Charge.” The manner in which the Annual Benefit Payment is calculated depends on your Account Value. The Annual Benefit Payment represents the maximum amount that may be withdrawn while Account Value is greater than zero and the amount of annual lifetime income payments that would be made once Account Value is reduced to zero. Specifically, while the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base by multiplying your GLWB Base by the Withdrawal Rate. If your Account Value is reduced to zero, the GLWB Base is multiplied by another specified rate, the Lifetime Guarantee Rate, to determine your Annual Benefit Payment. The Withdrawal Rates and the Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement. Investors should weigh the benefits of the GLWB rider against the Rider Charge and in light of the other protections offered by the Shield Options available under the Contract.
The Contract and GLWB rider are available only in those states where it has been approved for sale.
Phases of the Contract
The Contract, like all deferred annuity contracts, has two periods: the Accumulation Period and the Income Period.
Accumulation Period
During the Accumulation Period, Account Value accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal. If you make a withdrawal or Surrender the Contract during the Accumulation Period, we may assess a Withdrawal Charge of up to 7%. Withdrawals (including any applicable Rider Charge and Withdrawal Charge), depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees.
To help you accumulate assets during the Accumulation Period, you can invest your Purchase Payments and Account Value in the Fixed Account (if available), and the Shield Options.
The Fixed Account. The Fixed Account (if available) guarantees principal and interest. The Minimum Guaranteed Interest Rate depends on the date your Contract is issued and will not be less than 1% annually. Unless you allocate your entire Purchase Payment and earnings to the Fixed Account, you may lose money by investing in the Contract.
The Shield Options. We currently offer Shield Options based on Indices. Each Shield Option has a Term of 1, 2, 3, or 6 years in length. The various Shield Options permit Owners to receive interest (positive, negative or zero) at the end of each Term based on the percentage returns of certain Securities Indices. You could lose a significant amount of money if the Index declines in value.

The Shield Options offer guarantees against a specified level of negative interest—guarantees we call “Shield Rates.” We use the Shield Rates to limit the negative Index Performance used in calculating the interest rate credited to a Shield Option (the “Performance Rate”).
The protections specified by the Shield Rate and the level of positive investment experience that can be credited to Account Value allowed by the Cap Rate or specified by the Step Rate or Edge Rate are only fully available for the amounts held until the end of the Term.
We currently offer Shield Rates of 10% (“Shield 10”), 15% (“Shield 15”), or 25% (“Shield 25”). The Shield Rate is a limited buffer where we absorb any negative Index Performance on the Term End Date up to the Shield Rate. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount associated with the Shield Option. For example, -15% Index Performance with a 10% Shield Rate will result in a -5% Performance Rate (the amount of negative Index Performance that exceeds the Shield Rate), meaning that we will reduce the Investment Amount associated with the Shield Option by -5%.
We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available, at the Term End Date, that offers downside protection, although it may not be substantially similar to one of the currently available Shield Options. Consequently, if we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account (if available at that time and subject to applicable conditions described in the “TRANSFERS” section, including the requirement to remain invested in the Fixed Account until the Interest Rate Term End Date), Surrender your Contract and/or invest in another investment vehicle. If you Surrender your Contract, you might incur taxes, tax penalties, Withdrawal Charges, or an Interim Value calculation. If you invest in another investment vehicle, that investment may have different features, fees and risks than your Contract.
Each Shield Option also has a Rate Crediting Type. The Cap Rate, Step Rate, and Step Rate Edge (each, a “Rate Crediting Type”) are the three ways we offer that you can potentially receive positive interest based on the performance of an Index. We limit the positive Index Performance used in calculating the interest credited to a Shield Option at the Term End Date through the Cap Rate, Step Rate, or Step Rate Edge. Positive interest may be credited up to the specified Cap Rate or equal to the specified Step Rate or Edge Rate.
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The Cap Rate is the maximum rate that may be credited at the Term End Date based on Index Performance. For example, if you invest in a Shield Option with a 10% Cap Rate, and the Index Performance is 15% at the end of the Term, the Performance Rate will be 10% (the Index Performance up to the Cap Rate), meaning that we will increase the Investment Amount associated with the Shield Option by 10%.
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The Step Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than zero. For example, if you invest in a Shield Option with an 8% Step Rate, and the Index Performance is 15% at the end of the Term, the Performance Rate will be 8% (the Step Rate), meaning that we will increase the Investment Amount associated with the Shield Option by 8%.
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For Shield Options with Step Rate Edge, the Edge Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. For example, if you invest in a Shield Option with a 10% Shield Rate and a 7% Edge Rate, and the Index Performance at the end of the Term is 3% (Index Performance greater than the Shield Rate), the Performance Rate will equal the Edge Rate, or 7%. This means that we will increase the Investment Amount associated with the Shield Option by 7%. Similarly, if the Index Performance is -10% (Index Performance equal to the Shield Rate), the Performance Rate will also equal the Edge Rate, or 7%. On the other hand, if the Index Performance is -15% (Index Performance less than the Shield Rate), the Performance Rate will equal -5% (the negative Index Performance in excess of the Shield Rate). This means that we will decrease the Investment Amount associated with the Shield Option by -5%.
Shield Options with a Cap Rate are described in the Cap Rate Shield Option Rider attached to your Contract. Shield Options with a Step Rate are described in the Step Rate Shield Option Rider attached to your Contract. Shield Options with Step Rate Edge are described in the Step Rate Edge Shield Option Rider attached to your Contract.
New Cap Rates, Step Rates, and Edge Rates are declared for each subsequent Term, subject to the minimum guaranteed rates for each Rate Crediting Type. The Minimum Guaranteed Cap Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 2% for Shield Options with a 1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield Options with a 6-Year Term. The Minimum Guaranteed Step Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 1.5%. The Minimum Guaranteed Edge Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 1.5%.

There are two ways you may find out what the renewal Cap Rates, Step Rates, and Edge Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the different Shield Options available at the Term End Date, including the new Cap Rates, Step Rates, Edge Rates, and the interest rate for the Fixed Account. You may also access our website at [TO BE UPDATED BY AMENDMENT] where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. See “RATE CREDITING TYPES” for more information.
For each Shield Option, you select the Term, the Shield Rate and which Securities Index you want the performance of your Contract to be based on. For example, if you select Shield 10 with a 1-Year Term, you may also select whether you want your Contract performance based on the Cap Rate, Step Rate, or Edge Rate, when applicable.
Income Period
The Income Period occurs when you or a designated payee begin receiving regular Income Payments from your Contract.
You may withdraw a portion or all of your Account Value at any time until you commence the Income Period, subject to Withdrawal Charges, applicable taxes, and the conditions of the GLWB rider, as well as an Interim Value calculation if amounts are removed from the Shield Options during a Term. All benefits, including death benefits and the GLWB rider, terminate without value at the start of the Income Period. In addition, once the Income Period begins, you generally may no longer take withdrawals from or Surrender the Contract. Depending on the annuity option you elect, any remaining guarantee may be paid to your beneficiary (or beneficiaries).
Contract Features
The following is a brief description of the Contract’s primary features.
Accessing Your Money. Before you annuitize, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59½. Withdrawals from the Shield Options prior to the Term End Date will be based on an Interim Value calculation.
Tax Treatment. You can transfer money among the investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are only subject to taxes upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefit. The Contract includes, at no additional cost, a standard death benefit that will pay a death benefit to your beneficiary(ies) if you die during the Accumulation Period.
GLWB Rider. The GLWB rider is automatically issued with your Contract and cannot be voluntarily cancelled. The GLWB rider guarantees that you will receive lifetime income in an amount up to the Annual Benefit Payment each year, regardless of market performance, subject to the conditions of the GLWB rider. We charge an annual fee for this benefit (regardless of whether you utilize the benefit). Withdrawals under the GLWB rider will be subject to taxes and tax penalties if taken before the age of 59½. Withdrawals under the GLWB rider, including the Rider Charge, taken from the Shield Options before the Term End Date will also be based on an Interim Value calculation and cause a proportionate reduction to the Investment Amount for each Shield Option.
Additional Services and Features.
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Free Withdrawal Amount. The Free Withdrawal Amount is the portion of your Account Value that you may withdraw each Contract Year without incurring Withdrawal Charges.
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Systematic Withdrawal Program. On and after the Annual Benefit Commencement Date, you may elect the Systematic Withdrawal Program, which allows you to receive regular automatic withdrawals of your Annual Benefit Payment either monthly, quarterly, semi-annually, or annually, subject to program terms. When you withdraw all or a portion of your Annual Benefit Payment, it is a withdrawal under the GLWB rider. Each withdrawal under the program, if taken from the Shield Options during a Term, will be based on Interim Values, and will cause a proportionate reduction to the Investment Amount for each Shield Option.
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Electronic Delivery. As a Contract Owner, you may elect to receive electronic delivery of current prospectuses related to this Contract, as well as other Contract related documents.

Contract Adjustment
You could lose a significant amount of money due to the Interim Value calculation if amounts are removed from a Shield Option or from the Contract prior to the end of a Term. The Interim Value is the amount that is available for annuitization, death benefit payments, withdrawals (including RMDs and payments under the GLWB rider), Surrenders, and, on a Contract Anniversary, to determine any automatic Step-Up of the GLWB Base and to deduct the Rider Charge.
Key Features of the Contract
Contract	Individual single premium deferred index-linked separate account annuity contract.

Guaranteed Lifetime Withdrawal Benefit – Brighthouse Pay Plus Rider
The GLWB rider guarantees that you will receive lifetime income regardless of market performance. Specifically, the GLWB provides Annual Benefit Payments based on a percentage of your GLWB Base. The GLWB rider is automatically included with your Contract, and we charge an annual fee for this benefit
(regardless of whether or not you utilize the benefit). This Rider Charge is equal to the Rider Fee Rate, a percentage specified in the GLWB Supplement and will not change with respect to your specific Contract.
We offer two variations of the GLWB rider: Market Growth and Market Growth with Rollup. When you purchase the Contract, you must choose either Market
Growth or Market Growth with Rollup. The Withdrawal Rates, Lifetime
Guarantee Rates, and availability of a Rollup Rate will vary depending on the variation you choose. Market Growth with Rollup will generally have lower
Withdrawal Rates and Lifetime Guarantee Rates than Market Growth.
The initial GLWB Base is equal to your Purchase Payment. On each Contract
Anniversary, the GLWB Base can increase.
•For Market Growth, the GLWB Base will increase if, on the Contract
Anniversary, the Account Value exceeds the GLWB Base. The increase occurs through an Automatic Step-Up (on each Contract Anniversary prior to the Owner’s 91st birthday); and
•For Market Growth with Rollup, the increase occurs through a Rollup Rate
(on each Contract Anniversary for the first 10 Contract Years if you have not taken a withdrawal in that Contract Year) and an Automatic Step-Up (if the Account Value exceeds the GLWB Base after we apply the Rollup).
On and after the Annual Benefit Commencement Date, you can withdraw up to the Annual Benefit Payment in a Contract Year without impacting your GLWB
Base and Net Purchase Payment Amount. If you take an Early Withdrawal or an
Excess Withdrawal, your GLWB Base and Net Purchase Payment Amount will be reduced in the same proportion (i.e., the same percentage) that these withdrawals reduce your Account Value. These reductions could be significant.
The GLWB rider cannot be cancelled but will be terminated under certain circumstances. See “Operation of the GLWB—Termination of the GLWB Rider.”
The GLWB base cannot be withdrawn in a lump sum or paid as a death benefit.
The Rider Charge, Withdrawal Rates, Lifetime Guarantee Rates, Lifetime
Withdrawal Age, Earliest Annual Benefit Commencement Date, allocation options available after the Annuity Benefit Commencement Date, and, if applicable, Rollup Rate (collectively the “GLWB Terms”) are disclosed in the
GLWB Supplement. We cannot change these terms for your Contract once it is issued.
Your financial professional will give you a copy of the prospectus with the GLWB
Supplement when you apply for a Contract. The GLWB Supplement does not change for a given purchaser once issued. You should not purchase the
Contract without first obtaining the current GLWB Supplement.
Once a GLWB Supplement is effective, it will remain in effect until it is superseded at any time when we publish a new GLWB Supplement. If we make any changes, we will supplement the prospectus at least seven calendar days before they take effect on our website at [TO BE UPDATED BY AMENDMENT].
The GLWB Supplement is also filed on EDGAR at www.sec.gov pursuant to
Rule 424(b)(2) under the Securities Act of 1933, as a 424B2 form type filing
(File Number [TO BE UPDATED BY AMENDMENT]). You can contact us to receive the GWLB Supplement applicable to your Contract by calling our Annuity
Service Office at the toll-free telephone number provided in this prospectus.

Purchase Payment	The minimum Purchase Payment: $25,000. Prior approval required for a Purchase Payment of less than $25,000 or $1,000,000 or more.
Owner and Annuitant Issue Ages	50-85
Contract Periods	The Contract has two periods: •The Accumulation Period, the period prior to the Annuity Date; and •The Income Period, which begins on the Annuity Date and during which Income Payments are provided.

Account Value	The total of the Fixed Account Value and the value of the Shield Option(s) under the Contract during the Accumulation Period.
Shield Option
Each Shield Option has an associated Term, Index, Shield Rate and Rate
Crediting Type. The Shield Options available before the Annual Benefit
Commencement Date may vary from the Shield Options available after the
Annual Benefit Commencement Date. For the Shield Options available before the Annual Benefit Commencement Date, see “SHIELD OPTIONS” in this prospectus. For the Shield Options available after the Annual Benefit
Commencement Date, see your GLWB Supplement.

Term	The Term may be 1, 2, 3, or 6 years in length.
Index	The current Indices are as follows: •S&P 500® Index (Price Return Index); •Russell 2000® Index (Price Return Index); •MSCI EAFE Index (Price Return Index); and •Nasdaq-100 Index® (Price Return Index).
Shield Rate
We currently offer different levels of protection:
Shield 10 — A Shield Rate where negative Index Performance of up to 10% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 90% of your Investment Amount.
Shield 15 — A Shield Rate where negative Index Performance of up to 15% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 85% of your Investment Amount.
Shield 25 — A Shield Rate where negative Index Performance of up to 25% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 75% of your Investment Amount.

Rate Crediting Type	A Shield Option can only have one associated Rate Crediting Type: Cap Rate, Step Rate, or Step Rate Edge.
Interim Value
The Interim Value is the amount that is available for annuitization, death benefits, withdrawals and Surrenders. For each Shield Option, we assign the value of Interim Value on any Business Day prior to the Term End Date. The
Interim Value of a Shield Option is equal to the Investment Amount in the Shield
Option, adjusted for the Index Performance of the associated Index and subject to the applicable Accrued Shield Rate, Accrued Cap Rate, Accrued Step Rate, or
Accrued Edge Rate.

Transfers
During the Accumulation Period you may only make transfers to or from the
Fixed Account, and to or from the Shield Option(s). You may only transfer during the Transfer Period. The effective date of such transfer is the first day of the
Interest Rate Term and/or the Term(s) in which the transfer is made.
Partial transfers of a Shield Option are not permitted, except during the
Transfer Period. See “TRANSFERS.”

Fixed Account	See Appendix D.
Access to Your Money
You may withdraw some or all of your money at any time prior to the Annuity
Date. For any withdrawal, a Performance Rate Adjustment, as of the date of the withdrawal, will apply and may be substantial. In addition, a withdrawal taken in excess of the Free Withdrawal Amount may be subject to a Withdrawal
Charge.
Early Withdrawals and Excess Withdrawals will reduce your GLWB Base and Net
Purchase Payment Amount and may be subject to a Withdrawal Charge.

Withdrawal Charge
A percentage charge applied to withdrawals in excess of the Free Withdrawal
Amount. The Free Withdrawal Amount is 0% in the first Contract Year, and 10%
of Account Value in each subsequent Contract Year to the extent that amount has not already been withdrawn that Contract Year.
The Withdrawal Charge is calculated at the time of each withdrawal in accordance with the following:

Number of Complete Contract Years since Issue Date	Withdrawal Charge percentage
0	7%
1	7%
2	6%
3	5%
4	4%
5	3%
6 or more	0%
See “WITHDRAWAL PROVISIONS — When No Withdrawal Charge Applies” for a list of Withdrawal Charge waivers

Systematic Withdrawal Program
On or after the Annual Benefit Commencement Date, you may
elect the Systematic Withdrawal Program to provide automated processing of amounts withdrawn from your Contract, subject to program terms. We do not assess a charge for the program and you may terminate your participation in the program at any time. The total withdrawals under the Systematic
Withdrawal Program in the Contract Year cannot exceed an amount equal to the
Annual Benefit Payment. Moreover, since withdrawal amounts from a Shield
Option will reduce the Investment Amount for that Shield Option by the percentage reduction in the Interim Value of that Shield Option, a withdrawal when Index Performance is negative will cause a greater percentage reduction in the Investment Amount relative to the percentage reduction for the same withdrawal amount when Index Performance is positive. Since withdrawals under the Systematic Withdrawal Program are automatic, you will have no control over the timing of those withdrawals. See “WITHDRAWAL PROVISIONS –
Systematic Withdrawal Program” for availability and other restrictions.
While the Systematic Withdrawal Program is in effect, you can make additional withdrawals outside of the program. However, such withdrawals that exceed the Annual Benefit Payment will be considered Excess Withdrawals, may be subject to a Withdrawal Charge, and will reduce the GLWB Base and Net
Purchase Payment Amount. Those reductions may be significant and could have the effect of, in turn, reducing or eliminating the guarantees of the GLWB rider.

Death Benefit
For Owners age 81 or older at the Issue Date of the Contract, the standard death benefit is the Account Value. For Owners age 80 or younger at the Issue
Date of the Contract, the standard death benefit (known as the Return of
Premium death benefit) is the greater of the Account Value or your Purchase
Payment (reduced proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal
(including any applicable Rider Charge and Withdrawal Charge)). The Death
Benefit Amount is determined as of the end of the Business Day on which we receive Notice of due proof of death and an acceptable election for the payment method.

Annuity Options
You can choose an Annuity Option. After Income Payments begin, you cannot change the Annuity Option. You can choose one of the following Annuity Options on a fixed payment basis or any other Annuity Option acceptable to us:
(i)Life Annuity;
(ii)Life Annuity with 10 Years of Income Payments Guaranteed;
(iii)Joint and Last Survivor Annuity; and
(iv)Joint and Last Survivor Annuity with 10 Years of Income Payments
Guaranteed.
The Annuity Options may be limited due to the requirements of the Code.

Charges and Expenses	You will bear the following charges and expenses: (i)Rider Charge; (ii)Withdrawal Charges; and (iii)Premium Tax and other taxes.
Your Right to Cancel
You may cancel the Contract within 10 days after receiving it by mailing or delivering the Contract to either us or the financial professional who sold it. This is known as a “Free Look.” In some states this period may be longer. We will return either your Purchase Payment or Account Value, depending on your state, and we will not deduct a Withdrawal Charge.

Risk Factors
The purchase of the Contract involves certain risks. You should carefully consider the following factors, in addition to the matters set forth elsewhere in the prospectus, prior to purchasing the Contract.
Risk of Loss
There is a risk of substantial loss of your principal (unless you allocated your entire Purchase Payment to the Fixed Account) because you agree to absorb all losses at the end of the Term that exceed the Shield Rate for the Shield Options you select under the Contract. This means that if a negative Index Performance for a Shield Option you select exceeds the corresponding Shield Rate at the Term End Date, you will bear the portion of the loss that exceeds the Shield Rate.
Between the Term Start Date and the Term End Date, annuitization, death benefit payments, withdrawals (including
RMDs, payments under the GLWB rider, and the Rider Charge), Surrenders, and any automatic Step-Up of the GLWB Base will be based on the Interim Values of the Shield Options. The calculation of the Interim Value will be based on Index Performance and the applicable Accrued Shield Rate, Accrued Cap Rate, Accrued Step Rate, Accrued Edge Rate as of the date of the calculation. There is a substantial risk of loss in connection with transactions from the Shield Options before the Term End Date, as discussed below under “Effect of Withdrawals, Surrender, Annuitization or Death”. In extreme circumstances, you could lose up to 100% of the value of the Shield Option if you make a withdrawal, Surrender, or otherwise remove amounts from the Shield Options before the Term End Date.
The Shield Rates, Cap Rates and Step Rates accrue during the Term and only reach full accrual on the last day of a Term, which means withdrawals from the Shield Options before a Term End Date could have adverse impacts. If negative Index Performance is constant during the Term, the Interim Value will be lower the earlier a withdrawal is made during the Term because the Shield Rate is accruing during this period. Also, withdrawals prior to the Term End Date, when Index Performance is positive, are subject to an Accrued Cap Rate or Accrued Step Rate based on the period those amounts were invested in the Shield Option. This means the earlier you take a withdrawal the lesser extent to which any positive Index Performance is reflected in your Account Value due to the accruing of the Cap Rate or Step Rate.
If you withdraw Account Value allocated to a Shield Option during a Term, the withdrawal will reduce the Investment Amount for that Shield Option by the same percentage that the Interim Value of that Shield Option was reduced by the withdrawal. Accordingly, when negative performance has caused the Interim Value to be less than the Investment Amount, the reduction to the Shield Option is on more than dollar for dollar basis. On the other hand, when positive performance has caused the Interim Value to be greater than the Investment Amount, the reduction to the Shield Option is on a less than dollar for dollar basis.
Amounts withdrawn before the end of the Term will not be credited with positive interest, if any, at the end of the Term. Reductions to the Investment Amount will have an adverse impact on the Interim Value for that Shield Option for the remainder of the Term and, as a result, the positive interest, if any, credited to the remaining Investment Amount on the Term End Date will be less than if you had not taken a withdrawal.

Liquidity Risk
The Contract is intended for retirement savings or other long-term investment purposes. The benefits of tax deferral and living benefit protection also mean the Contract is more beneficial to investors with a long-time horizon. The Contract is unsuitable as a short-term savings vehicle. Withdrawals (including RMDs) and Surrenders from the Contract may be subject to Withdrawal Charges. Withdrawals (including RMDs and withdrawals under the GLWB rider) and Surrenders may also be subject to income taxes and income tax penalties if taken before age 59½. Additionally, withdrawals (including RMDs, withdrawals under the GLWB rider, and Rider Charge deductions), Surrenders, death benefit payments, and annuitization from the Shield Options before the Term End Date will be based on the Interim Values of the Shield Options, which may result in loss. See “Risk of Loss” above.
No Ownership of the Underlying Securities
When you purchase the Contract and allocate your Purchase Payment to a Shield Option(s), you will not be investing in the Index or the securities tracked by the Index for the Shield Options you select, or in a mutual fund or exchange traded fund that also tracks the Index. Your Performance Rate Adjustment for a Shield Option is limited by a Cap Rate, Step Rate, or Edge Rate, which means your Investment Amount will be lower than if you had invested in a mutual fund or exchange traded fund designed to track the performance of the applicable Index and the performance is greater than your Cap Rate, Step Rate, or Edge Rate.
Adjustments Upon Taking a Withdrawal
You may withdraw some or all of your money at any time prior to the Annuity Date; however, any applicable Withdrawal Charge is calculated as a percentage of the amount withdrawn. After the first Contract Year, the Contract provides for limited free access to your money, called the Free Withdrawal Amount. If you withdraw an amount that is greater than the Free Withdrawal Amount for your Contract, you may be subject to a Withdrawal Charge which will reduce the amount that is payable to you. For example, assume you make a $100,000 Purchase Payment at Contract issue. If your Account Value is $80,000 in the beginning of the sixth (6th) Contract Year and you take a full withdrawal from your Contract, the Free Withdrawal Amount is $8,000 (10% of $80,000) and a Withdrawal Charge percentage of 3% is applied to the remaining amount. This is a 3% reduction of your Account Value, less the Free Withdrawal Amount ($72,000 = $80,000 – $8,000). The Withdrawal Charge would be $2,160 (3% of $72,000). This results in a cash value of $77,840 paid to you ($77,840 = $80,000 – $2,160). If you make a withdrawal before a Term End Date, a Performance Rate Adjustment, as of the date of the withdrawal, will apply. A Performance Rate Adjustment may result in a loss that is greater than the Accrued Shield Rate when Index Performance is negative on the date of the withdrawal. Performance Rate Adjustments at the time of the withdrawal, may decrease the amount that is payable to you. If you Surrender your Contract (because of an Early Withdrawal or an Excess Withdrawal), a pro rata portion of the Rider Charge will be assessed based on the full number of months from the last Contract Anniversary to the date of the withdrawal.
Effect of Withdrawals, Surrender, Annuitization or Death
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The calculation of your Interim Value may result in an amount that is less than the amount you would receive had you held the investment until the Term End Date. If you take a withdrawal when Index Performance is negative, your remaining Investment Amount may be significantly less than if you waited to take the withdrawal when Index Performance was positive. For more information on how we determine Interim Value and the potential adverse impacts of a withdrawal before the Term End Date, see “Risk of Loss” above.
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If you Surrender your Contract prior to the Term End Date, we will pay the Interim Value, which may be less than if you held the Contract until all of your Shield Options reached their Term End Dates.
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If you die (unless your Contract was issued with the Return of Premium death benefit), we will pay your beneficiary the Interim Value. We will not pay any death benefit to your Beneficiary if you are receiving monthly payments because your Account Value is reduced to zero.
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If your Contract is annuitized between the Term Start Date and Term End Date, we will use the Interim Value to calculate the Income Payments you will receive based on the applicable Annuity Option. In deciding on an Annuity Date, you should take into consideration the Term End Dates of your Shield Options relative to the Annuity Date you have chosen. Additionally, if you annuitize your Contract, the GLWB rider terminates.
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If you take a withdrawal (including RMDs, payments under the GLWB rider, and the Rider Charge) your Account Value will be reduced by the amount withdrawn proportionally from your Shield Options and the Fixed Account unless you tell us from which options, in which you currently have any Account Value, where the withdrawal should be taken.

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All withdrawals will reduce the death benefit, perhaps significantly, and the reduction could be greater than the amount of the withdrawal.
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If you Surrender your Contract, elect to receive Income Payments under your Contract, change the Owner or Joint Owner (or Annuitant, if the Owner is a non-natural person) or assign your Contract, a portion of the Rider Charge will be assessed based on the full number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of Income Payments, the change of Owner/Annuitant, or the assignment.
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If your Account Value falls below the Minimum Account Value as a result of a withdrawal, unless the withdrawal is for your Annual Benefit Payment or Remaining Annual Benefit Payment under the GLWB rider, we may terminate your Contract. (See “WITHDRAWAL PROVISIONS.”) For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals.
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You are still eligible to receive lifetime payments under the GLWB rider as long as the Early Withdrawal or Excess Withdrawal did not cause your Account Value to decline to zero. An Early Withdrawal or an Excess Withdrawal that reduces the Account Value to zero will terminate the Contract and cause lifetime payments to not be available. You should note, however, that even if your Account Value is not reduced to zero, Early Withdrawals and Excess Withdrawals will reduce the GLWB Base and Net Purchase Payment Amount. Those reductions may be significant and could have the effect of, in turn, reducing or eliminating the guarantees of the GLWB rider.
Limitations on Transfers
You may make transfers between the Fixed Account and the Shield Option(s) to the Fixed Account and the Shield Options only during the Transfer Period. You cannot make transfers outside the Transfer Period and you cannot transfer out of a current Shield Option to another Shield Option or the Fixed Account until the Term End Date of the current Shield Option and you cannot transfer out of the Fixed Account to a Shield Option until the Interest Rate Term End Date (which will not be less than one (1) year). In both cases, the amount transferred can only be transferred to new Shield Options or the Fixed Account. This may limit your ability to react to market conditions.
In addition, you should understand that for renewals into the same Shield Option, a new Cap Rate, Step Rate, or Edge Rate as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the Term Start Date of the new Shield Option.
Moreover, at the Term End Date, the Investment Amount allocated to the Shield Option that has reached its Term End Date will be automatically renewed into the same Shield Option, subject to the new Cap Rate, Step Rate, or Edge Rate, as applicable, declared for that Term, unless you instruct us to transfer such amount into a different Shield Option(s) or the Fixed Account. If the same Shield Option is no longer available for investment at the Term End Date, the Investment Amount will automatically be transferred to the Fixed Account (if available). Additionally, any Fixed Account Value will remain in the Fixed Account for another Term, subject to the new interest rate declared for that Term, unless you instruct us to transfer such amount to a Shield Option(s). Account Value automatically renewed or transferred in the absence of transfer instructions from you may not be transferred again until the next Transfer Period coinciding with a Term End Date. You have the Transfer Period to notify us that you want to transfer some or all of your Investment Amount to a new Shield Option(s) or the Fixed Account. Thus, failure to provide such instructions during the Transfer Period will result in an automatic renewal for a period of at least one (1) year.
Availability of Shield Options
Your selling firm may choose not to recommend certain Shield Options described in this prospectus when your Contract is issued or at the Term End Date. Additionally, we reserve the right to change the duration of any new Shield Options, stop offering any of the Shield Options or suspend offering any of the Shield Options. We may also add Shield Options in the future. We are not obligated to offer any one particular Shield Option, but after your Contract is issued, there will always be at least one Shield Option available at the Term End Date, although it may not be substantially similar to one of the currently available Shield Options. Consequently, if we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account (if available at that time and subject to applicable conditions described in the “TRANSFERS” section, including the requirement to remain invested in the Fixed Account until the Interest Rate Term End Date), Surrender your Contract and/or invest in another investment vehicle. If you Surrender your Contract, you might incur taxes, tax penalties, Withdrawal Charges, or an Interim Value calculation. If you invest in another investment vehicle, that investment may have different features, fees and risks than your Contract. Similarly, a particular Shield Option may not be available for you to transfer your Investment Amount or Fixed Account Value into after a Term End Date or the Interest Rate Term End Date. If the same Shield Option is no longer available at the Term End Date, the Investment Amount in the applicable Shield Option(s) will automatically transfer into the Fixed Account at the Term End Date, unless you instruct us otherwise during the Transfer Period. The amounts transferred to the Fixed Account must remain in the Fixed Account until the Interest Rate Term End Date (which, currently, will not be less than one (1) year). The Investment Amount held in the Fixed Account may earn a return that is less than the return you might have earned if those amounts were held in a Shield Option. If we exercise this right, your ability to increase your Account Value and, consequently, increase your death benefit will be limited.
The transfer procedures and requirements while the GLWB rider is in effect differ from the transfer procedures and requirements after the GLWB rider is terminated. For a detailed explanation of the transfer procedures and requirements, see the “TRANSFERS” section.
Risks Associated with the Referenced Indices
Each of the reference Indices is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the component companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
Because the S&P 500® Index, the Russell 2000® Index, the MSCI EAFE Index, and the Nasdaq-100 Index® are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may increase or decline for reasons directly related to the issuers of the securities. (See “INDICES” and “SHIELD RATES.”)
In addition, each Index has its own unique risks, as follows:
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S&P 500® Index. This Index is composed of equity securities issued by large-capitalization (“large cap”) U.S. companies. In general, it is more difficult for large-cap companies to pivot their strategies quickly in response to changes in their industry. In addition, because they typically are more well-established, it is rare to see large-cap companies have the high growth rates that can be seen with successful small-capitalization (“small cap”) companies.
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Russell 2000® Index. This Index is composed of equity securities of small-cap U.S. companies. Generally, the securities of small-cap companies are more volatile and riskier than the securities of larger companies. Small-cap companies are more likely to fail than larger companies.
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MSCI EAFE Index. The MSCI EAFE Index is comprised of equity securities of large- and mid-capitalization (“mid-cap”) companies and it is designed to measure the equity market performance of developed markets, including countries in Europe, Australia, and the Far East. In general, large-cap companies may be unable to respond quickly in response to changes in their industry and new competitive challenges and may not be able to attain the high growth rates of successful smaller companies. The securities of mid-cap companies may be more volatile and may involve more risk than the securities of larger companies. Securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).
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Nasdaq-100 Index®. The Nasdaq-100® Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on The Nasdaq Stock Market across all major industry groups except the financial industry. To the extent that the Nasdaq-100® Index is comprised of securities issued by companies in a particular sector, that company’s securities may not perform as well as companies in other sectors or the market as a whole. Any component securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).
An Index May be Substituted
We have the right to substitute a comparable index prior to the Term End Date if any Index is discontinued or we determine that our use of such Index should be discontinued because we are no longer licensed to use the Index, the method of calculation of the Index Value is substantially changed, or if Index Values become unavailable for any reason. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index. In the event that a similar index is not found, we will substitute the original Index with a domestic or international broad-based securities market index. A Shield Option will not end prior to the Term End Date due to our inability to find a similar index. The substituted Index may not be acceptable to you, and you will be unable to transfer your Investment Amount in the associated Shield Option to another Shield Option(s) or the Fixed Account (if available) until the Transfer Period coinciding with the Term End Date. If you no longer want to remain invested in that Shield Option for the remainder of the Term, your only option will be to withdraw the related Investment Amount. If you withdraw the Investment Amount, the amount withdrawn will be the Interim Value. See “Risk of Loss” above for more information about the risks of withdrawals based on Interim Value. Additionally, you might incur Withdrawal Charges, taxes and tax penalties. Upon substitution of an Index, we will calculate your Index

Performance on the replaced Index up until the date of substitution and the substitute Index from the date of substitution to the Term End Date. An Index substitution will not change the Shield Rate, Cap Rate, Step Rate, or Edge Rate for an existing Shield Option. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Performance may have been better if there had been no substitution.
Shield Rate Risks
For all Shield Options, if negative Index Performance exceeds the corresponding Shield Rate at the Term End Date, you will bear the portion of the loss that exceeds the Shield Rate. Under the currently offered Shield Rates, the maximum amount of loss you could experience due to negative index performance at the end of a Term, after taking into account these levels of protection, would be: 90% for 10% downside protection; 85% for 15% downside protection; and 75% for 25% downside protection. We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available that offers downside protection, although it may not be substantially similar to one of the currently available Shield Options.
 Shield Options with Higher Shield Rates
In deciding whether to choose a Shield Option with a higher Shield Rate, you should consider that Shield Options with higher Shield Rates tend to have lower Cap Rates, Step Rates, and Edge Rates, as applicable, than Shield Options with lower Shield Rates that have the same index and term. This is because of the additional protection provided by the higher Shield Rates.
Rate Crediting Type Risks
The Cap Rate, Step Rate, or Edge Rate may limit any positive Index Performance used in calculating the Performance Rate credited on the Term End Date. This means that the Performance Rate may be lower than the Index Performance because any positive return of the respective Index is subject to a maximum in the form of the Cap Rate, Step Rate, or Edge Rate. We set Cap Rates, Step Rates, and Edge Rates at our discretion, subject to the minimum guaranteed rates shown in your Contract Schedule. You bear the risk that we will not set these higher than the minimum guaranteed rates.
For Shield Options with Step Rate Edge, there could be situations when a small difference in the Index Performance results in significantly different Performance Rates. For example, if Index Performance is -9.5%, the Shield Rate is 10% and the Edge Rate is 7%, the Performance Rate will equal the Edge Rate, or 7%. On the other hand, if Index Performance is -10.5% and the Shield Rate is 10%, the Performance Rate will equal -0.5%.
Issuing Company
No company other than BLIC has any legal responsibility to pay amounts that BLIC owes under the Contract. An Owner should look to the financial strength of BLIC for its claims-paying ability.
Systematic Withdrawal Program
If you choose to receive Annual Benefit Payments under the GLWB rider, you may elect the Systematic Withdrawal Program to provide automated processing of amounts withdrawn from your Contract, subject to program terms. While the Systematic Withdrawal Program is in effect, you can make additional withdrawals outside of the program. However, such withdrawals that exceed the Annual Benefit Payment will be considered Excess Withdrawals, may be subject to a Withdrawal Charge and will reduce the GLWB Base and Net Purchase Payment Amount. See “WITHDRAWAL PROVISIONS – Systematic Withdrawal Program” for availability and other restrictions.
GLWB Risks
The GLWB rider is automatically included with your Contract and cannot be cancelled. There are circumstances in which we will terminate the GLWB rider. If the GLWB rider is terminated before your Annual Benefit Commencement Date, you will have paid for the GLWB rider without receiving any lifetime income payments. In such circumstances, the Rider Charge for the GLWB rider will not be refunded. If the GLWB rider is terminated, it cannot be reinstated. If you take an Early Withdrawal or Excess Withdrawal, we will reduce the payments under the guarantee or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee. Investment restrictions may apply after the Annual Benefit Commencement Date, as specified in the GLWB Supplement applicable to your Contract.
We determine your Annual Benefit Payment under the GLWB rider using your GLWB Base and, depending on your Account Value, either the Withdrawal Rate or the Lifetime Guarantee Rate, each such rate specified in the GLWB Supplement. Early Withdrawals and Excess Withdrawals will result in a reduction of your GLWB Base and Net Purchase Payment Amount and such reductions may be significant. Excess Withdrawals taken after the Annual Benefit Commencement Date will reduce the Annual Benefit Payment to the new GLWB Base multiplied by the applicable Withdrawal Rate.
Payments under the GLWB rider that are taken from the Shield Options during a Term will be based on Interim Values and may reduce your Account Value and death benefit by a value greater than the amount withdrawn.
If you change Owners or assign all or a portion of the Contract, the GLWB rider may terminate. A Beneficiary who is not a spouse may continue the Contract; however, the GLWB rider will terminate.
We offer two variations of the GLWB rider: Market Growth and Market Growth with Rollup. With Market Growth, you are eligible for an Automatic Step-Up increase of the GLWB Base on each Contract Anniversary prior to the Contract Owner’s 91st birthday if the Account Value exceeds the GLWB Base. For the Market Growth with Rollup, you are eligible for a Rollup Rate increase during the first 10 Contract Years (only if no withdrawals occurred in the previous Contract Year) and, if applicable, an Automatic Step-Up if the Account Value exceeds the GLWB Base after we apply the Rollup Rate .
The Rider Charge is deducted from your Account Value for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Step-Up. For Market Growth with Rollup, the Rollup Rate, if applicable to the previous Contract Year, is applied before deducting any Rider Charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary. This will result in a higher Rider Charge amount than the Market Growth version of the GLWB rider.
Cybersecurity and Certain Business Continuity Risks
Our business is largely conducted through complex information technology and communications systems operated by us and our service providers and business partners (e.g., the firms involved in the distribution and sale of our products). Our operations rely on the secure processing, storage and transmission of data and confidential and other information in our systems and the systems of third-party service providers. We have established administrative and technical controls and business continuity and resilience plans to protect our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, the techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, or other third parties, such as external service providers. Furthermore, the rapid evolution and increased adoption of artificial intelligence technologies may intensify our cybersecurity risks, including the deployment of artificial intelligence technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade our operations and compromise our data during periods of geo-political or military conflict.
A cyber-attack or unanticipated problems with, or failures, of, our disaster recovery systems and business continuity plans could have a material, negative impact on our ability to conduct business and on our financial condition and operations, as well on individual Owners and their Contracts. Our operations also could be negatively impacted by a cyber-attack affecting a third party, such as a service provider, business partner, another participant in the financial markets or a governmental or regulatory authority. Potential attacks can occur through a variety of sources, including, but not limited to, phishing attacks, account takeover attempts, the introduction of computer viruses or malicious code, ransomware or other extortion tactics, denial of service attacks, credential stuffing, and other computer-related penetrations. Hardware, software or applications developed by us or received from third parties may contain exploitable vulnerabilities, bugs, or defects in design, maintenance or manufacture or other issues that could compromise information and cybersecurity. Malicious actors may attempt to fraudulently induce employees, customers, or other users of our systems to disclose credentials or other similar sensitive information in order to gain access to our systems or data, or that of our customers, through social engineering, phishing, mobile phone malware, and other methods. Disruptions or failures to our operations, systems and networks can originate from a wide variety of sources including, but not limited to, a disaster such as a natural catastrophe, epidemic or pandemic crisis, military or terrorist actions, cyber-attack, and unanticipated problems with our or our service providers’ disaster recovery systems (and the disaster recovery systems of such vendors’ suppliers, vendors, or subcontractors). Such disasters and events may adversely affect our ability to conduct business or administer the contract.
Cyber-attacks, disruptions or failures to our business operations could result in regulatory fines or sanctions, litigation, penalties or financial losses, reputational harm, loss of customers, and/or otherwise adversely affect our business. Such events could also interfere with our processing of Contract transactions, including the processing of transfer orders from our website; impact our ability to calculate Contract values; cause the release and/or possible loss, misappropriation or corruption of data or confidential Owner or business information; or impede order processing or cause other operational issues. There can be no assurance that we or our service providers will be able to detect, prevent, or avoid cyber-attacks, disruptions, or failures affecting your Contract in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully identify, manage, and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers.
THE ANNUITY CONTRACT
This prospectus describes the Brighthouse Shield Level Pay PlusSM Annuity issued by us and describes all the material features of the Contract. The Brighthouse Shield Level Pay PlusSM Annuity is a contract between you as the Owner, and us, the insurance company, where you agree to make a Purchase Payment to us and we agree to make a series of payments to you at a later date you select (the “Annuity Date”).
The Contract, like all deferred annuity contracts, has two periods: the Accumulation Period and the Income Period. During the Accumulation Period, Account Value accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Period, we may assess a Withdrawal Charge of up to 7%. Withdrawals (including any applicable Withdrawal Charge), depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The Income Period occurs when you or a designated payee begin receiving regular Income Payments from your Contract.
The maximum issue age for this Contract is 85.
When you purchase the Contract, you must choose between either the Market Growth or Market Growth with Rollup variations of the GLWB rider.  Additionally, you can choose one or more of the available Shield Options and the Fixed Account. A Purchase Payment applied to the Shield Options is allocated to the Separate Account. You do not share in the investment performance of assets allocated to the Separate Account. We are obligated to pay all money we owe under the Contract, including death benefits and Income Payments. Any such amount that exceeds the assets in the Separate Account is paid from our General Account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party. (See “THE SEPARATE ACCOUNT.”)
The Contract is intended for retirement savings, guaranteed lifetime income, or other long-term investment purposes. The Contract has features and benefits that may be appropriate for you based on your financial situation and objectives, but we are not a fiduciary and do not provide investment advice or make recommendations regarding insurance or investment products, or any securities transactions or investment strategies involving securities. You should ask your financial professional for guidance as to whether this contract may be appropriate for you. Please bear in mind that your financial professional, or any financial firm or financial professional with whom you consult for advice, acts on your behalf, not ours. We are not party to any agreement between you and your financial professional. See “DISTRIBUTION OF THE CONTRACTS” for information on firms that sell the Contract.
The Contract benefits from tax deferral. Tax deferral means that you are not taxed on Account Value or appreciation on the assets in your Contract until you take money out of your Contract. Non-qualified annuity Contracts (which are not retirement plans) owned by a non-natural person such as a corporation or certain other legal entities (other than a trust that holds the Contract as an agent for a natural person), do not receive tax deferral on earnings. In addition, for any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the Contract by a corporation, certain legal entities or within a qualified plan. (See “FEDERAL TAX CONSIDERATIONS.”)
Currently, a Fixed Account is available. However, the Fixed Account may not always be available.  You should consult your financial representative for information regarding the Fixed Account, if available.  See Appendix D for certain information regarding the Fixed Account.  The Fixed Account offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued and will not be less than 1% annually. Your financial representative can tell you the current and minimum interest rates that apply. If you select the Fixed Account, your money will be placed with our other General Account assets, and the amount of money you are able to accumulate in your Contract during the Accumulation Period depends upon the total interest credited to your Contract. The Fixed Account is part of our General Account. Our General Account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the General Account and the Separate Account. If you select an Annuity Option during the Income Period, payments are made from our General Account assets.
The amount of the Income Payments you receive during the Income Period from an Income Payment option will remain level for the entire Income Period, subject to the payout chosen. (See “INCOME PAYMENTS (THE INCOME PERIOD)” for more information.)

As Owner, you exercise all interests and rights under the Contract. You can change the Owner at any time, subject to our underwriting requirements. The Contract may be owned generally by Joint Owners (limited to natural persons). (See “OWNERSHIP PROVISIONS.”) If you change the Owner or assign all or a portion of the Contract, the GLWB rider will terminate, unless (i) the new Owner or assignee assumes full ownership of the Contract and is essentially the same person (e.g., an individual ownership changed to a personal revocable trust, a change to a court appointed guardian representing the Owner during the Owner’s lifetime, etc.) or (ii) the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state.
Any Internal Revenue Code reference to “spouse” includes those persons who are married spouses under state law, regardless of sex.
Replacement of Contracts
Exchanges. Generally you can exchange one non-qualified annuity contract for another in a tax-free exchange under Section 1035 of the Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, you might have to pay a withdrawal charge on your old annuity, and there will be a new Withdrawal Charge period for the Contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing annuity contract. Before you exchange another annuity for our Contract, ask your financial professional whether the exchange would be advantageous, given the Contract features, benefits and charges.
Exchange Programs. From time to time we may make available programs under which certain annuity contracts previously issued by us or one of our affiliates may be exchanged for the Contracts offered by this prospectus.  Currently, with respect to exchanges from certain of our annuity contracts to the Contract, an existing contract is eligible for exchange if a surrender of the existing contract would not trigger a withdrawal charge.  You should carefully consider whether an exchange is appropriate for you by comparing the benefits and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new Contract offered by this prospectus. Then, you should compare the fees and charges of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax purposes; however, you should consult your tax advisor before making any such exchange.
PURCHASE
The Contract may not be available for purchase through your broker dealer (“selling firm”) during certain periods. There are a number of reasons why the Contract periodically may not be available, including that the insurance company wants to limit the volume of sales of the Contract. You may wish to speak to your financial professional about how this may affect your purchase. For example, you may be required to submit your purchase application in Good Order prior to or on a stipulated date in order to purchase a Contract, and a delay in such process could result in your not being able to purchase a Contract. Your selling firm may not offer both variations of the GLWB rider and/or may offer the Contract with a lower maximum issue age for the Contract compared to what other selling firms may offer. Your selling firm may limit the Shield Options available through that firm when your Contract is issued or at the Term End Date. However, at the end of your initial Shield Option(s), you may transfer into any Shield Option(s) available under the Contract, subject to any transfer restrictions (see “TRANSFERS”). Please be aware that your financial professional may not be able to provide you information or answer questions you may have with regard to those Shield Options that your selling firm does not make available. Therefore, you may contact us directly at (888) 243-1932 or in writing at our Annuity Service Office.
We offer other individual single premium deferred indexed-linked separate account contracts.  However, not every contract we issue is available through every selling firm.  In addition, these other contracts do not offer the GLWB rider and may have different Shield Options, Shield Rates, Cap Rates, Step Rates, and Edge Rates.
Purchase Payment
A Purchase Payment is the total amount of money you give us to invest in the Contract. The Purchase Payment is due on the date the Contract is issued.
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The minimum Purchase Payment we will accept is $25,000.

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If you want to make a Purchase Payment of less than $25,000 or $1,000,000 or more, you will need our prior approval.
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We reserve the right to refuse a Purchase Payment made via a personal check in excess of $100,000. A Purchase Payment over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions.
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We will not accept a Purchase Payment made with cash, money orders, or travelers checks.
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Corporations and other legal entities we approve, may purchase the Contract; however, we will not accept a Purchase Payment made by a corporation or other legal entity (other than a trust that holds the Contract as agent for a natural person) to fund any type of qualified or non-qualified retirement plan.
We reserve the right to reject any application.
Allocation of the Purchase Payment
You may allocate your Purchase Payment to one or more of the available Shield Options or into the Fixed Account. On your Issue Date, your Purchase Payment is allocated to the Shield Option(s) and/or the Fixed Account, as you specified on the application, unless we receive Notice of any changes from you before we have issued your Contract. All allocations must be in whole percentages that total 100% or in whole dollars. Once your Purchase Payment is allocated to the Shield Options and/or the Fixed Account, they become part of your Account Value.
SHIELD OPTIONS
The Brighthouse Shield Level Pay PlusSM Annuity is not a variable annuity where your account value varies based on the investment performance of the underlying portfolios you choose, rather the Shield Options offer potential interest based upon index performance. This potential interest—the Performance Rate Adjustment—may be a positive or negative percentage or zero. You may allocate your Purchase Payment to one or more of the available Shield Options and the Fixed Account. When you allocate your Purchase Payment to a Shield Option(s), you will not be investing in the Index or the securities tracked by the Index for the Shield Options you select, or in a mutual fund or exchange traded fund that also tracks the Index. Based upon the Index Performance of the Index associated with the Shield Option, a Performance Rate Adjustment will be applied to the Investment Amount in that Shield Option on the Term End Date. Given that Index Performance may be positive, zero or negative, your Performance Rate Adjustment may be positive, zero or negative. We calculate the Interim Value of each Shield Option on any Business Day other than the Term Start Date and Term End Date. If applicable, the Interim Value is the amount that is available for annuitization, death benefits, withdrawals, and Surrenders.
You could lose a significant amount of money if the Index Value declines. It is possible for you to lose a portion of the Purchase Payment and any earnings invested in the Contract. The Performance Rate Adjustment is based on a certain amount of protection against decreases in an Index Value and a limitation on potential interest based on an Index Value. The extent of the downside protection varies by the Shield Rate you select. If you access amounts in the Shield Options before the Term End Date, we will instead calculate an Interim Value of your investment in the Shield Amount. The Interim Value is calculated on each Business Day between the Term Start Date and the Term End Date. You could lose a significant amount of money due to an Interim Value calculation (and any associated proportional reduction to the Investment Amount associated with the Shield Option) if amounts are removed from a Shield Option prior to the Term End Date. (See “Interim Value Calculation.”)
You have the opportunity to allocate your Investment Amount to any of the Shield Options described below, subject to the requirements, limitations and procedures disclosed in the prospectus. We are not obligated to offer any one particular Shield Option and your selling firm may limit the Shield Options available through that firm when your Contract is issued. After the Contract is issued, there will always be at least one Shield Option available although it may not be substantially similar to one of the currently available Shield Options. If we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account, surrender your Contract and/or invest in another investment vehicle. If you surrender your Contract, you might incur taxes, tax penalties, Withdrawal Charges, or an Interim Value calculation. If you invest in another investment vehicle, that investment may have different features, fees, and risks than your Contract. Each Shield Option has an associated (i) Term, (ii) Index, (iii) Shield Rate and (iv) Rate Crediting Type you select.

The following chart lists the Shield Options (each of which is issued with a Cap Rate unless otherwise noted as a Step Rate or Step Rate Edge) available before the Annual Benefit Commencement Date:
SHIELD OPTIONS available before the Annual Benefit Commencement Date
TERM	INDEX
SHIELD 25 (up to 25% downside protection)
1 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
6 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
SHIELD 15 (up to 15% downside protection)
1 Year
S&P 500® Index
S&P 500® Index Step Rate
S&P 500® Index Step Rate Edge
Russell 2000® Index
Russell 2000® Index Step Rate
Russell 2000® Index Step Rate Edge
MSCI EAFE Index
MSCI EAFE Index Step Rate
MSCI EAFE Index Step Rate Edge
Nasdaq-100 Index®
Nasdaq-100 Index® Step Rate
Nasdaq-100 Index® Step Rate Edge

2 Year
S&P 500® Index Step Rate
S&P 500® Index Step Rate Edge
Russell 2000® Index Step Rate
Russell 2000® Index Step Rate Edge
MSCI EAFE Index Step Rate
MSCI EAFE Index Step Rate Edge
Nasdaq-100 Index® Step Rate
Nasdaq-100 Index® Step Rate Edge

3 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
6 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
SHIELD 10 (up to 10% downside protection)

SHIELD OPTIONS available before the Annual Benefit Commencement Date
TERM	INDEX
1 Year
S&P 500® Index
S&P 500® Index Step Rate
S&P 500® Index Step Rate Edge
Russell 2000® Index
Russell 2000® Index Step Rate
Russell 2000® Index Step Rate Edge
MSCI EAFE Index
MSCI EAFE Index Step Rate
MSCI EAFE Index Step Rate Edge
Nasdaq-100 Index®
Nasdaq-100 Index® Step Rate
Nasdaq-100 Index® Step Rate Edge

2 Year
S&P 500® Index Step Rate
S&P 500® Index Step Rate Edge
Russell 2000® Index Step Rate
Russell 2000® Index Step Rate Edge
MSCI EAFE Index Step Rate
MSCI EAFE Index Step Rate Edge
Nasdaq-100 Index® Step Rate
Nasdaq-100 Index® Step Rate Edge

3 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
6 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
If you elect to receive Annual Benefit Payments under the GLWB rider, you should be aware that the Shield Options available after the Annual Benefit Commencement Date may vary from the Shield Options available before the Annual Benefit Commencement Date. After the Annual Benefit Commencement Date you may only allocate to one or more of the allocation options specified in the GLWB Supplement in effect on your Issue Date, subject to the Transfer requirements. See “TRANSFERS”.
The Indices are described in more detail below, under the heading “Indices.” For each new Shield Option we declare a new Cap Rate, Step Rate, or Edge Rate, as applicable, for each Term. The initial Cap Rate, Step Rate, or Edge Rate, as applicable, for each Shield Option is declared on the Issue Date. Thereafter the Cap Rate, Step Rate, or Edge Rate, as applicable, for each subsequent Shield Option is declared for each subsequent Term. See “Cap Rate," “Step Rate," and “Step Rate Edge”.
Please note, Shield Options with higher Shield Rates tend to have lower Cap Rates, Step Rates, and Edge Rates, as applicable, than other Shield Options that use the same Index and Term but provide lower Shield Rates. For example, a S&P 500® Index with a 3-Year Term and a Shield 15 will tend to have a Cap Rate that is lower than a S&P 500® Index with a 3-Year Term and a Shield 10.
A Shield Option will always be available; however, we reserve the right to change the duration of any new Shield Options, stop offering any of the Shield Options or suspend offering any of the Shield Options. We may also add Shield Options in the future. All Shield Options may not be available in all states.
TERM
The Term is the number of years that a Shield Option is in effect. For specific Shield Options we currently offer Terms of 1 year, 2 years, 3 years, or 6 years. An initial Term(s) begins on the Issue Date. A Term ends and a subsequent Term begins on the Contract Anniversary coinciding with the duration of the then current Term for the Shield Option you have selected.

In deciding whether to purchase a Shield Option with a longer or shorter Term, consider that investing in Shield Options with shorter Terms will provide more opportunities for receiving Performance Rate Adjustments, and reallocating Account Value in response to changing market conditions. Additionally, there will be more opportunities to access your Account Value without resulting in an Interim Value calculation (and any associated proportional reduction to your Investment Amount). However, Shield Options with shorter Terms may have less potential for Index gains because Index Performance is measured over a shorter period of time. Conversely, investing in Shield Options with longer Terms will provide fewer opportunities for Performance Rate Adjustments and reduce the frequency at which you can reallocate Account Value, in addition to limiting your ability to access your Account Value without an Interim Value calculation. However, Shield Options with longer Terms may provide more potential for Index gains.
Term Start Date
Each Shield Option will have a Term Start Date, which is the Contract Anniversary on which a Shield Option is established. The initial Term Start Date(s) begins on the Issue Date, and thereafter, will be the Contract Anniversary coinciding with the duration of the Term for the Shield Option completed.
Term End Date
Each Shield Option will have a Term End Date, which is the Contract Anniversary on which a Shield Option ends. Thirty (30) days in advance of the Term End Date, we will send you written notification stating that your current Shield Option is maturing and that, at the Term End Date, the Investment Amount allocated to that Shield Option will automatically be renewed into the same Shield Option unless you instruct us to transfer such amount into a different Shield Option(s) or the Fixed Account, if available. The notification will inform you of what your maturing Shield Options are and explain how you can obtain the different Shield Options available at the Term End Date, including the renewal Cap Rates, Step Rates, and Edge Rates, and the interest rate for the Fixed Account. You may also access information on our website at [TO BE UPDATED BY AMENDMENT] where at least two months of available Shield Options and renewal rates are posted. If the same Shield Option is no longer available at the Term End Date, the Investment Amount will automatically transfer into the Fixed Account at the Term End Date, unless you instruct us otherwise. The amounts transferred to the Fixed Account must remain in the Fixed Account until the Interest Rate Term End Date (which, currently, will not be less than one (1) year). If the Fixed Account is not available, the Investment Amount will automatically transfer into the Shield Option with, in order of priority, the shortest Term, the highest Shield Rate and the lowest Cap Rate from the Shield Options available at the Term End Date, unless you instruct us otherwise. You have the Transfer Period to notify us that you want to transfer some or all of your Investment Amount to a new Shield Option(s) or the Fixed Account. For renewals into the same Shield Option, a new Cap Rate, Step Rate, or Edge Rate, as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the beginning of the new Term in the Shield Option that just ended. The amount transferred to the new Shield Option is the Investment Amount as of the Contract Anniversary.
Amounts must remain in a Shield Option until the Term End Date to be credited with all or partial interest, as applicable, and to avoid a reduction in Interim Value and any proportional reduction to the Investment Amount associated with the Shield Option, in addition to potential tax consequences. Between the Term Start Date and the Term End Date, an Interim Value calculation is used to determine the amounts available for annuitization, death benefit payments, withdrawals (including RMDs and systematic withdrawals), and Surrenders. See “Interim Value Calculation” for more information.
INDICES
The Performance Rate of a Shield Option is based on the performance of the associated Index. We currently offer Shield Options with indices based on the performance of securities. In the future we may offer Shield Options based on other types of indices. We may also add or remove indices for new Contracts at our discretion.
Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in this Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
The following Indices are currently available:
S&P 500® Index (Price Return Index). The S&P 500® Index includes 500 large cap stocks from leading companies in leading industries of the U.S. economy, capturing approximately 80% coverage of U.S. equities by market capitalization.

Russell 2000® Index (Price Return Index). The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
MSCI EAFE Index (Price Return Index). The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of the date of this prospectus the MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index Value and Index Performance will be calculated without any exchange rate adjustment.
Nasdaq-100 Index® (Price Return Index).   The Nasdaq-100 Index® includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.
See Appendix A for important information regarding the publishers of the Indices.
Discontinuation or Substantial Change to an Index. If any Index is discontinued or we determine that our use of such Index should be discontinued because we are no longer licensed to use the Index, the method of calculation is substantially changed, or if Index Values become unavailable for any reason, we may substitute a comparable index with a similar investment objective and risk profile. We will send you written Notice thirty (30) days in advance of such substitution or as soon as reasonably possible. In the event that a similar index is not found, we will substitute the original Index with a domestic or international broad-based securities market index. A Shield Option will not end prior to the Term End Date due to our inability to find a similar index. The substituted Index may not be acceptable to you, and you will be unable to transfer your Investment Amount in the associated Shield Option to another Shield Option(s) or the Fixed Account (if available) until the Transfer Period coinciding with the Term End Date. If you no longer want to remain invested in that Shield Option for the remainder of the Term, your only option will be to withdraw the related Investment Amount. If you withdraw the Investment Amount, the amount withdrawn will be the Interim Value of the Shield Option.
Upon substitution of an Index, we will calculate your Index Performance on the existing Index up until the date of substitution and the substitute Index from the date of substitution to the Term End Date. The Index Performance as of the Term End Date will be equal to the return from having invested in the initial Index up to the substitution date and then investing in the substitute Index from the date of substitution to the Term End Date assuming no withdrawals or transfers based on the following formula: (initial Index at Index substitution date ÷ initial Index at Term Start Date) x (substituted Index at Term End Date ÷ substituted Index at substitution date) – 1. An Index substitution will not change the Term, Shield Rate, Cap Rate, Step Rate, or Edge Rate for an existing Shield Option. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Performance may have been better if there had been no substitution.
See Appendix B for an Index substitution Investment Amount example.
Index Value
The Index Value of an Index, on a Business Day, is the published closing value of the Index on that Business Day. The Index Value on any day that is not a Business Day is the value as of the prior Business Day. If an Index Value is not published on a Business Day, the closing Index Value on the next Business Day on which the Index Value is published will be used. We will use consistent sources to obtain Index Values. If these sources are no longer available for specific indices, we will select an alternative published source(s) for these Index Values.
Index Performance
The Performance Rate of a Shield Option is based on the performance of an Index. Index Performance is the percentage change in an Index Value measured from the Term Start Date to any day, including the Term End Date, within the Term. The Index Performance can be positive, zero or negative.

SHIELD RATES
The Shield Rate is accrued from the Term Start Date to the Term End Date, and the full Shield Rate only applies if you hold the Shield Option until the Term End Date. The Shield Rate for each Shield Option is the amount of any negative Index Performance that is absorbed by us at the Term End Date. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount. You should also keep in mind that if Index Performance is negative, the Performance Rate can never be greater than zero.
We currently offer the following Shield Rates: Shield 10, Shield 15 and Shield 25:
Shield Rate	Downside Protection
Shield 10	up to 10%
Shield 15	up to 15%
Shield 25	up to 25%
For example, a -15% Index Performance with a 10% Shield Rate will result in a -5% Performance Rate; or, a -10% Index Performance with a 25% Shield Rate will result in a 0% Performance Rate. The Shield Rate may vary between Shield Options and is not an annual rate.
In deciding whether to choose a Shield Option with a higher Shield Rate, you should consider that Shield Options with higher Shield Rates tend to have lower Cap Rates, Step Rates, and Edge Rates, as applicable, than Shield Options with lower Shield Rates that have the same Index and Term.
Each Shield Option’s Shield Rate is guaranteed not to change for the life of the currently offered Shield Options. However, we may stop offering any of the Shield Options or add new Shield Options, so the Shield Rates offered under the Contract may change from one Term to the next. We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available that offers downside protection, although it may not be substantially similar to one of the currently available Shield Options.
We set the Shield Rates at our discretion. We consider various factors in determining the Shield Rates, including, but not limited to, market conditions, administrative expenses, regulatory requirements, general economic trends, and competitive factors.
RATE CREDITING TYPES
The Cap Rate, Step Rate, and Step Rate Edge (each, a “Rate Crediting Type”) are the three ways we offer that you can potentially receive positive interest based on the performance of an Index. We will limit the positive Index Performance used in calculating the Performance Rate applied to the Investment Amount on the Term End Date through the applicable Rate Crediting Type for each Shield Option. A new Cap Rate, Step Rate, or Edge Rate will be declared for each subsequent Term. There are two ways you may find out what the renewal rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the different Shield Options available at the Term End Date, including the new Cap Rates, Step Rates, and Edge Rates, and the interest rate for the Fixed Account. You may also access our website at [TO BE UPDATED BY AMENDMENT] where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. The current rates for the Rate Crediting Types posted on that website are incorporated by reference into this prospectus.
We set the rates for the Rate Crediting Types at our discretion. We consider various factors in determining the rates for the Rate Crediting Types, including, but not limited to, market conditions, administrative expenses, regulatory requirements, general economic trends, and competitive factors. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Cap Rate, Step Rate, or Edge Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”
Cap Rate
The Cap Rate is the maximum rate that may be credited at the Term End Date based on Index Performance. For example, a 15% Index Performance with a 10% Cap Rate will result in a 10% Performance Rate; or, a 5% Index Performance with a 10% Cap Rate will result in a 5% Performance Rate. The Cap Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.   The Cap Rate is measured from the Term Start Date

to the Term End Date, and the full Cap Rate only applies if you hold the Shield Option until the Term End Date. A new Cap Rate is declared for each subsequent Term, and such rate will not be less than the Minimum Guaranteed Cap Rate stated in your Contract, but will not be less than 2% for Shield Options with a 1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield Options with a 6-Year Term. A thirty (30) day advance written Notice will be mailed to you indicating your maturing Shield Options and how you can obtain the new Cap Rates and Step Rates for the available Shield Options and the interest rate for the Fixed Account.
There are two ways you may find out what the renewal Cap Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will mail you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Cap Rates. You may also access our website at [TO BE UPDATED BY AMENDMENT] where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Cap Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”
Step Rate
The Step Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than zero. For example, a 15% Index Performance with a 8% Step Rate will result in a 8% Performance Rate; or, a 5% Index Performance with a 8% Step Rate will result in a 8% Performance Rate. The Step Rate is measured from the Term Start Date to the Term End Date, and the full Step Rate only applies if you hold the Shield Option until the Term End Date. The Step Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. A new Step Rate is declared for each subsequent Term, and such rate will not be less than the Minimum Guaranteed Step Rate stated in your Contract, but will not be less than 1.5%.
There are two ways you may find out what the renewal Step Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will mail you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Step Rates. You may also access our website at [TO BE UPDATED BY AMENDMENT] where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Step Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”
Step Rate Edge
For Shield Options with Step Rate Edge, the Edge Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. Step Rate Edge therefore, provides the opportunity to receive the Edge Rate even when Index Performance is negative, so long as Index Performance is equal to or greater than the Shield Rate. For example, a 3% Index Performance with a 7% Edge Rate and a 10% Shield Rate will result in a 7% Performance Rate, or, a -10% Index Performance with a 7% Edge Rate and a 10% Shield Rate will result in a 7% Performance Rate. The Edge Rate is measured from the Term Start Date to the Term End Date, and the full Edge Rate only applies if you hold the Shield Option until the Term End Date. The Edge Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. For renewals into the same Shield Option a new Edge Rate is declared for each subsequent Term, and such rate will not be less than the Minimum Guaranteed Edge Rate stated in your Contract, but will not be less than 1.5%.
There are two ways you may find out what the renewal Edge Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will mail you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Cap Rates, Step Rates, and Edge Rates. You may also access our website at [TO BE UPDATED BY AMENDMENT] where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Edge Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”
Rate Crediting Type Considerations
In deciding whether to purchase a Shield Option with a Cap Rate versus a Step Rate or Step Rate Edge, you should consider the following:
Step Rates and Edge Rates are generally lower than Cap Rates. For example, if Index Performance is equal to or greater than zero but less than the Step Rate, and you chose a Cap Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen a Step Rate.

Similarly, if Index Performance is equal to or greater than the Shield Rate but less than the Edge Rate, and you chose a Cap Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen an Edge Rate.
Alternatively, if Index Performance is positive and exceeds the Step Rate, and you chose a Step Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen a Cap Rate. For example, if you chose a Shield Option with a 10% Cap Rate and there is a 15% Index Performance, your Performance Rate is 10%; however, if instead you were to choose a Shield Option with an 8% Step Rate, your Performance Rate would instead be 8%.
Similarly, if the Index Performance is equal to or greater than the Shield Rate and exceeds the Edge Rate, and you chose an Edge Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen a Cap Rate. For example, if you chose a Shield Option with a 10% Cap Rate and there is a 15% Index Performance, your Performance Rate is 10%; however, if instead you were to choose a Shield Option with a 7% Edge Rate, your Performance Rate would instead be 7%.
In deciding whether to purchase a Shield Option with a Step Rate versus Step Rate Edge, you should consider that Edge Rates are generally lower than Step Rates, but Edge Rates are applicable when Index Performance is equal to or greater than the Shield Rate whereas Step Rates are applicable only when Index Performance is equal to or greater than zero. For example, if you chose an Edge Rate of 7% and Index Performance is equal to or greater than the Shield Rate but less than zero, your Performance Rate would be 7%. On the other hand, if you chose a Step Rate of 8% and Index Performance is equal to or greater than the Shield Rate but less than zero, your Performance Rate would be 0% even though the Step Rate is higher than the Edge Rate. Conversely, if you chose an Edge Rate of 7% and Index Performance is equal to or greater than zero, your Performance Rate would be 7% whereas if you had chosen a Step Rate of 8%, your Performance Rate would be 8% rather than 7%.
You should keep in mind that unlike Shield Options with a Cap Rate or Step Rate, with a Shield Option with Step Rate Edge you will receive a positive Performance Rate equal to the Edge Rate even if Index Performance is negative, so long as such negative Index Performance does not exceed the Shield Rate.
Addition or Discontinuance of a Shield Option
A Shield Option will always be available; however, we can add or discontinue any Shield Option. When a change is made to a Shield Option or an Index, or changed subsequent to the Issue Date, we will send a notification describing any changes to the Shield Option, as required by law. This change will take effect under your Contract as of the next Contract Anniversary for any allowable transfers into the Shield Option(s). If you are currently allocated in a Shield Option which is no longer available, you will remain in that Shield Option until the Term End Date, but that Shield Option will no longer be available following the Term End Date. For more on transfers and renewals, see “TRANSFERS.”
Account Value
Your Account Value is the total of the Fixed Account Value and the value of the Shield Option(s) under your Contract during the Accumulation Period.
The following four sections of the prospectus describe (1) the calculation of Investment Amount, (2) the calculation of Interim Value, (3) how Withdrawals work, and (4) how Transfers work. Each section has corresponding example(s). These examples should not be considered a representation of past or future performance for any Shield Option. Actual performance may be greater or less than those shown in the examples. Similarly, the Index Values in the examples are not an estimate or guarantee of future Index Performance.
The rates for the Rate Crediting Types shown in the following examples are for illustrative purposes only and may not reflect actual declared rates. Values are rounded for display purposes only.
Investment Amount
The Investment Amount for each Shield Option is equal to the Investment Amount at the Term Start Date, reduced proportionately for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) by the same percentage that the withdrawal (including any Rider Charge and any applicable Withdrawal Charge) reduces the Interim Value attributable to that Shield Option, adjusted by the Performance Rate at Term End Date.
The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date for that Shield Option, or the next Interim Value calculation.

Calculating your Investment Amount on a Term End Date
We apply the Performance Rate Adjustment to your Investment Amount on the Term End Date. The Performance Rate Adjustment is based on the Performance Rate, which is the rate credited at the Term End Date. The Performance Rate is determined by the Index Performance adjusted for the applicable Shield Rate, Cap Rate or Step Rate. The Performance Rate can be positive, zero or negative and is determined as follows:
Shield Option type:	If Index Performance (can be positive, zero or negative) is:	Performance Rate will equal:
Shield Options with a Cap Rate	less than or equal to zero
the lesser of: zero or the Index
Performance increased by the Shield
Rate (For example: a -15% Index
Performance with a Shield 10 will
result in a -5% Performance Rate. The
Performance Rate can never be
greater than zero if the Index
Performance is negative.)

	greater than zero and less than the Cap Rate	the Index Performance
	greater than zero and equals or exceeds the Cap Rate	the Cap Rate
Shield Options with a Step Rate	less than zero
the lesser of: zero or the Index
Performance increased by the Shield
Rate (For example: a -15% Index
Performance with a Shield 10 will
result in a -5% Performance Rate. The
Performance Rate can never be
greater than zero if the Index
Performance is negative.)

	equal to or greater than zero	the Step Rate
Shield Options with Step Rate Edge	less than zero and exceeds the Shield Rate	Index Performance increased by the Shield Rate (For example: a -15% Index Performance with Shield 10 will result in a -5% Performance Rate.)
	less than zero but does not exceed the Shield Rate	the Edge Rate
	zero or positive	the Edge Rate
Example 1—Calculating your Investment Amount on a Term End Date
Examples 1A, 1B, and 1C are intended to show how the Investment Amount on a Term End Date is calculated. In each example, assume Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index and she allows her allocation to renew year to year for five years. In Example 1A she has selected the Shield 10 S&P 500® Index with a Cap Rate of 10%, in Example 1B she has selected the Shield 10 S&P 500® Index with a Step Rate of 8%, and in Example 1C she has selected the Shield 10 S&P 500® Index with an Edge Rate of 7%. For purposes of each example, assume no deductions for the Rider Charge, no withdrawals are made during the five-year example period, the Example 1A Cap Rate stays at 10% for all five years, the Example 1B Step Rate stays at 8% for all five years, and the Example 1C Edge Rate stays at 7% for all five years. If a withdrawal were made, a Withdrawal Charge during all 5 Contract Years as well as an Interim Value calculation may apply; and consequently the Investment Amount for the Term would be adjusted accordingly. On each Contract Anniversary until the GLWB rider is terminated, we deduct the Rider Charge from your Account Value. The Rider Charge will be deducted from the Investment Amount in the ratio the portion of the Investment Amount on the Term End Date bears to the total Account Value on the Term End Date.

Example 1A—Shield Option with Cap Rate:
Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10% and lets it renew year after year for five years. The following example illustrates how her initial $50,000 Purchase Payment could perform over a five-year period given fluctuating Index Values. For renewals into the same Shield Option a new Cap Rate would be declared and go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.

Contract Year	1	2	3	4	5
Term Start Date
Investment Amount(1)	$50,000	$55,000	$57,750	$57,750	$57,750
Index Value	1,000	1,200	1,260	1,260	1,197
Term End Date
Index Value	1,200	1,260	1,260	1,197	1,017
Index Performance(2)	20%	5%	0%	-5%	-15%
Cap Rate	10%	10%	10%	10%	10%
Shield Rate	10%	10%	10%	10%	10%
Performance Rate (one year)(3)	10%	5%	0%	0%	-5%
Performance Rate Adjustment(4)	$5,000	$2,750	$0	$0	-$2,888
Investment Amount(5)	$55,000	$57,750	$57,750	$57,750	$54,862

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Investment Amount at Term Start Date in year one is the $50,000 Purchase Payment. In years two through five, the Investment Amount at Term Start Date would be $55,000, $57,750, $57,750 and $57,750, respectively, which was the Investment Amount at Term End Date for the prior year.
(2)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. For example, in year one, Index Performance is calculated as follows:
(1,200 [Index Value at Term End Date] — 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date] = 20%
(3)
In year one, Index Performance exceeds the Cap Rate and therefore the Performance Rate is equal to the Cap Rate. In years two and three the Performance Rate is equal to the Index Performance because the Index Performance is not negative and does not exceed the Cap Rate. In year four the Performance Rate is 0% because the Index Performance is –5% and the Shield 10 absorbs up to 10% of the negative Index Performance. In year five, the Performance Rate is –5% because the Index Performance is –15% and the Shield 10 absorbs up to 10% of negative Index Performance.

(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. For example, in year one the Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 10% [Performance Rate] = $5,000
(5)
The Investment Amount at the Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. For example, in year one the Investment Amount at the Term End Date is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $5,000 [Performance Rate Adjustment] = $55,000
Example 1B—Shield Option with Step Rate:
Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index with a Step Rate of 8% and lets it renew year after year for five years. The following example illustrates how her initial $50,000 Purchase Payment could perform over a five-year period given fluctuating Index Values. For renewals into the same Shield Option a new Step Rate would be declared and go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.

Contract Year	1	2	3	4	5
Term Start Date
Investment Amount(1)	$50,000	$54,000	$58,320	$62,986	$62,986
Index Value	1,000	1,050	1,260	1,260	1,134
Term End Date
Index Value	1,050	1,260	1,260	1,134	964
Index Performance(2)	5%	20%	0%	-10%	-15%
Step Rate	8%	8%	8%	8%	8%
Shield Rate	10%	10%	10%	10%	10%
Performance Rate (one year)(3)	8%	8%	8%	0%	-5%
Performance Rate Adjustment(4)	$4,000	$4,320	$4,666	$0	-$3,149
Investment Amount(5)	$54,000	$58,320	$62,986	$62,986	$59,837

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
The Investment Amount at Term Start Date in year one is the $50,000 Purchase Payment. In years two through five, the Investment Amount at the Term Start Date would be $54,000, $58,320, $62,986 and $62,986, respectively, which was the Investment Amount at the Term End Date for the prior year.

(2)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. For example, in year one, Index Performance is calculated as follows:
(1,050 [Index Value at Term End Date] — 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date]) = 5%
(3)
In years one, two and three the Performance Rate is equal to the Step Rate because the Index Performance is positive or zero. It should be noted that although Index Performance was 20% in year two, the Performance Rate is capped at 8% by the Step Rate. In year four the Performance Rate is 0% because the Index Performance is –10% and the Shield 10 absorbs up to 10% of the negative Index Performance. In year five, the Performance Rate is –5% because the Index Performance is –15% and the Shield 10 absorbs up to 10% of the negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. For example, in year one the Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 8% [Performance Rate] = $4,000
(5)
The Investment Amount at the Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. For example, in year one the Investment Amount at the Term End Date is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $4,000 [Performance Rate Adjustment] = $54,000
Example 1C—Shield Option with Step Rate Edge:
Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index with an Edge Rate of 7% and lets it renew year after year for five years. The following example illustrates how her initial $50,000 Purchase Payment could perform over a five-year period given fluctuating Index Values. For renewals into the same Shield Option a new Edge Rate would be declared and go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.

Contract Year	1	2	3	4	5
Term Start Date
Investment Amount(1)	$50,000	$53,500	$57,245	$61,252	$65,540
Index Value	1,000	1,050	1,260	1,260	1,134
Term End Date
Index Value	1,050	1,260	1,260	1,134	964
Index Performance(2)	5%	20%	0%	-10%	-15%
Edge Rate	7%	7%	7%	7%	7%
Shield Rate	10%	10%	10%	10%	10%
Performance Rate (one year)(3)	7%	7%	7%	7%	-5%
Performance Rate Adjustment(4)	$3,500	$3,745	$4,007	$4,288	-$3,277
Investment Amount(5)	$53,500	$57,245	$61,252	$65,540	$62,263

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
The Investment Amount at Term Start Date in year one is the $50,000 Purchase Payment. In years two through five, the Investment Amount at the Term Start Date would be $53,500, $57,245, $61,252 and $65,540, respectively, which was the Investment Amount at the Term End Date for the prior year.
(2)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. For example, in year one, Index Performance is calculated as follows:
(1,050 [Index Value at Term End Date] – 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date]) = 5%
(3)
In years one, two and three the Performance Rate is equal to the Edge Rate because the Index Performance is positive or zero. It should be noted that although Index Performance was 20% in year two, the Performance Rate is capped at 7% by the Step Rate Edge. In year four the Performance Rate is 7% because the Index Performance is –10% and does not exceed the Shield 10 which absorbs up to 10% of the negative Index Performance. In year five, the Performance Rate is –5% because the Index Performance is –15% and the Shield 10 absorbs up to 10% of the negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) multiplied by the Performance Rate. For example, in year one the Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 7% [Performance Rate] = $3,500
(5)
The Investment Amount at the Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) plus the Performance Rate Adjustment. For example, in year one the Investment Amount at the Term End Date is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $3,500 [Performance Rate Adjustment] = $53,500
Interim Value Calculation
Your Investment Amount in each Shield Option on the Term End Date is calculated as described above under “Calculating your Investment Amount on a Term End Date”. In setting the various rates we use in calculating the Investment Amount, we assume that you are going to hold a Shield Option until the Term End Date. Nevertheless, you have the right under the Contract to make withdrawals, Surrender the Contract or annuitize before the Term End Date. Therefore, we calculate an Interim Value on each Business Day between the Term Start Date and prior to the Term End Date.
Between the Term Start Date and the Term End Date, we use the Interim Value to calculate the amount that is available for (1) annuitizations; (2) death benefits; (3) withdrawals; (4) Surrenders; and (5) on a Contract Anniversary, to determine the Rider Charge and any automatic Step-Up of the GLWB Base. The Interim Value is also used to determine how much the Investment Amount will be reduced by a withdrawal. You may obtain your Interim Value on any Business Day by calling us at (888) 243-1932 or by accessing our website at www.brighthousefinancial.com. However, Interim Values fluctuate daily, and the current value(s) quoted may differ from the actual value(s) calculated.
Interim Value is equal to the Investment Amount at the Term Start Date, adjusted proportionately for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge), in the Shield Option, adjusted for the Index Performance of the associated Index and subject to the applicable Accrued Shield Rate, Accrued Cap Rate, Accrued Step Rate, or Accrued Edge Rate. A withdrawal or Rider Charge deduction from a Shield Option will reduce your Interim Value by the amount withdrawn on the date of withdrawal and the amount deducted for the Rider Charge. The Interim Value calculation is different than the calculation we use to calculate the Investment Amount for a Shield Option on the Term End Date.
The Withdrawal Amount (including any Rider Charge and any applicable Withdrawal Charge) will reduce the Investment Amount for each Shield Option by the percentage reduction in the Interim Value of such Shield Option (i.e. a proportional reduction). Accordingly, when negative performance has caused the Interim Value to be less than the Investment Amount, the reduction to the Shield Option is on more than dollar for dollar basis. On the other hand, when positive performance has caused the Interim Value to be greater than the Investment Amount, the reduction to the Shield Option is on a less than dollar for dollar basis.
Accrued Shield Rate for Interim Value Calculation
The Accrued Shield Rate is the portion of the Shield Rate that has accrued from the Term Start Date to any day within the Term. This is the amount that will be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is less than zero. The Accrued Shield Rate is equal to the Shield Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term. Therefore, you receive a larger portion of the Shield Rate the closer you are to the Term End Date.
Accrued Cap Rate for Interim Value Calculation
The Accrued Cap Rate is the portion of the Cap Rate that has accrued from the Term Start Date to any day within the Term. This is the maximum Index Performance that may be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is greater than zero. The Accrued Cap Rate is equal to the Cap Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term. Therefore, you receive a larger portion of the Cap Rate the closer you are to the Term End Date.
Accrued Edge Rate for Interim Value Calculation
The Accrued Edge Rate is the portion of the Edge Rate that has accrued from the Term Start Date to any day within the Term. This is the rate that will be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is equal to or greater than the Accrued Shield Rate. The Accrued Edge Rate is equal to the Edge Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term. Therefore, you receive a larger portion of the Edge Rate the closer you are to the Term End Date.
Accrued Step Rate for Interim Value Calculation
The Accrued Step Rate is the portion of the Step Rate that has accrued from the Term Start Date to any day within the Term. This is the rate that will be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is equal to or greater than zero. The Accrued Step Rate is equal to the Step Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term. Therefore, you receive a larger portion of the Step Rate the closer you are to the Term End Date.
For purposes of determining the Accrued Shield Rate, Accrued Cap Rate, Accrued Step Rate, and Accrued Edge Rate, the total number of days in each calendar year of a Term is 365.
Performance Rate for Determination of Interim Value
The Performance Rate during a particular Term is the Index Performance, adjusted for the applicable Accrued Shield Rate, Accrued Cap Rate, Accrued Step Rate, or Accrued Edge Rate.
As noted above, the Interim Value is calculated using accrued values for the Shield Rate, Cap Rate, Step Rate, and Edge Rate.  So if you annuitize, die, make a withdrawal or Surrender your Contract before the Term End Date, you will not receive the full benefit of the Shield Rate, Cap Rate, Step Rate, or Edge Rate, but instead will receive the accrued percentage to the date of the annuitization, date of the payment of the death benefit, withdrawal or Surrender.  In addition, a withdrawal from a Shield Option will reduce your Interim Value by the amount withdrawn on the date of the withdrawal. For example, if you have a Shield Option with a 1-Year Term, a Shield 10 and a 10% Cap Rate and you make a withdrawal halfway through your Term, the Interim Value will be calculated using your Accrued Shield Rate and Accrued Cap Rate. That means your Accrued Shield Rate will be 5% and your Accrued Cap Rate will be 5%.
Based on the above, the accrued rates are calculated as follows:
The Shield Rate (10%) is multiplied by the number of days elapsed since the Term Start Date (183) and divided by the total number of days in the Term (365), so the Accrued Shield Rate is 5%.

The Cap Rate (10%) is multiplied by the number of days elapsed since the Term Start Date (183) and divided by the total number of days in the Term (365), so the Accrued Cap Rate is 5%.
An Accrued Step Rate is calculated in the same manner—the Step Rate is multiplied by the number of days elapsed since the Term Start Date and divided by the total number of days in the Term. For example, if the Step Rate is 8% and the total number of days in the Term is 365 and 183 days have elapsed, then the Step Rate (8%) is multiplied by 183 and divided by 365 to arrive at an Accrued Step Rate of 4%.
Similarly, an Accrued Edge Rate is multiplied by the number of days elapsed since the Term Start Date and divided by the total number of days in the Term. For example, if the Edge Rate is 7% and the total number of days in the Term is 365 and 183 days have elapsed, then the Edge Rate (7%) is multiplied by 183 and divided by 365 to arrive at an Accrued Edge Rate of 3.5%.
Example 2—Calculating your Interim Value
Examples 2A and 2B are intended to show how Interim Value is calculated. An Interim Value Calculation will be made if you annuitize, die, make a withdrawal or Surrender your Contract before the Term End Date, and on a Contract Anniversary. In both examples, assume Owner 1 allocates her $50,000 Purchase Payment to a 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%. Example 2A will illustrate an Interim Value calculation with positive Index Performance and Example 2B will illustrate an Interim Value calculation with negative Index Performance. For purposes of these examples, assume the activity that triggers the Interim Value calculation occurs exactly halfway through the Term and that there are no withdrawals made as of the date the Interim Value is calculated.
To see how we calculate Investment Amount after a withdrawal, please see “WITHDRAWAL PROVISIONS” and Example 3A.
Example 2A—Positive Index Performance:
Term Start Date
Investment Amount	$50,000
Shield Rate	Shield 10
Cap Rate	10%
Index Value	500
Interim Value Calculation Halfway Through Term
Index Value	600
Index Performance(1)	20%
Accrued Cap Rate(2)	5%
Performance Rate(3)	5%
Performance Rate Adjustment(4)	$2,500
Interim Value(5)	$52,500

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
(600 [Index Value on date of Interim Value calculation] — 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date] = 20%
(2)
The Accrued Cap Rate is equal to the Cap Rate multiplied by the number of days elapsed since the Term Start Date divided by the total number of days in the Term. The Accrued Cap Rate is calculated as follows:
10% [Cap Rate] x 183 [number of days elapsed since the Term Start Date]
÷ 365 [total number of days in the Term] = 5%
(3)
The Performance Rate is equal to the Accrued Cap Rate because it cannot exceed the Accrued Cap Rate even though the Index Performance was at 20%.

(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 5% [Performance Rate] = $2,500
(5)
The Interim Value is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. The Interim Value is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $2,500 [Performance Rate Adjustment] = $52,500
Example 2B—Negative Index Performance:
Term Start Date
Investment Amount	$50,000
Shield Rate	Shield 10
Cap Rate	10%
Index Value	500
Interim Value Calculation Halfway Through Term
Index Value	400
Index Performance(1)	–20%
Accrued Shield Rate(2)	5%
Performance Rate(3)	–15%
Performance Rate Adjustment(4)	–$7,500
Interim Value(5)	$42,500

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Therefore, the Index Performance is calculated as follows:
(400 [Index Value on date of Interim Value calculation] — 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date]) = –20%
(2)
The Accrued Shield Rate is equal to the Shield Rate multiplied by the number of days elapsed since the Term Start Date divided by the total number of days in the Term. The Accrued Shield Rate is calculated as follows:
10% [Shield Rate] x 183 [number of days elapsed since the Term Start Date]
÷ 365 [total number of days in the Term] = 5%
(3)
The Performance Rate is –15% because the Index Performance is –20% and the Accrued Shield Rate of 5% absorbs up to 5% of the negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x –15% [Performance Rate] = –$7,500
(5)
The Interim Value is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. The Interim Value is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + –$7,500 [Performance Rate Adjustment] = $42,500
Withdrawal Provisions
Prior to the Annuity Date, you may, upon Notice to us, request a full or a partial withdrawal and we will withdraw that amount from your Account Value (the “Withdrawal Amount”). A withdrawal (including any applicable Rider Charge and Withdrawal Charge) will result in a reduction to the Investment Amount in each Shield Option and the Fixed Account in the ratio that each Shield Option and the Fixed Account bears to the total Account Value, unless you instruct us otherwise. If a

Withdrawal Charge is applicable, it is applied to the Withdrawal Amount that is in excess of the applicable Free Withdrawal Amount. See “Withdrawal Charge” and “When No Withdrawal Charge Applies” below. For a partial withdrawal, the amount payable to you will be a net amount equal to the Withdrawal Amount reduced by any applicable Withdrawal Charge and Premium Tax and other taxes. Alternatively, you can choose to have the Withdrawal Charge deducted from the remaining Account Value, in which case you would receive the full dollar amount you requested. However, this may result in a higher Withdrawal Charge because the charge would be based on a larger Withdrawal Amount from your Account Value. A withdrawal (including any applicable Rider Charge and Withdrawal Charge) will also result in a proportionate reduction to the death benefit under the Contract. If you have the Return of Premium death benefit, your Purchase Payment is reduced proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal.
The total Withdrawal Amount from the Account Value must not be less than $500, which is the minimum partial withdrawal amount. If the withdrawal would result in the Account Value being less than the Minimum Account Value ($2,000), we will treat the withdrawal request as a request for a full withdrawal. We will not terminate any Contract for which the GLWB rider or any guaranteed death benefit is then in effect, if, at the time the termination would otherwise occur, the guaranteed amount remaining under the GLWB rider, or the guaranteed amount under any death benefit, is greater than the Account Value.
If you make a total withdrawal of your Account Value (because of an Early Withdrawal or an Excess Withdrawal), elect to receive Income Payments under your Contract, change the Owner or Joint Owner (or Annuitant, if the Owner is a non-natural person) or assign your Contract, a portion of the Rider Charge will be assessed based on the full number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of Income Payments, the change of Owner/Annuitant, or the assignment. The Rider Charge will be deducted from each applicable Shield Option and the Fixed Account in the ratio the portion of the Account Value in such Shield Option and Fixed Account bears to the total Account Value.
If you request a full or partial withdrawal (unless you instruct us otherwise for a partial withdrawal), the Withdrawal Amount after adjustments for any Withdrawal Charge will result in our paying you a net amount. The net amount payable to you is equal to the amount withdrawn (including any applicable Rider Charge and Withdrawal Charge) from the Account Value, less Premium Tax and other taxes, if any.
Withdrawals (including any applicable Rider Charge and Withdrawal Charge) from the Fixed Account (if available) will reduce the Fixed Account Value dollar for dollar by the portion of the Withdrawal Amount deducted from the Fixed Account. Withdrawals from the Shield Options on the Term End Date will reduce the Investment Amount dollar for dollar by the portion of the Withdrawal Amount deducted from the Shield Options after the application of the Performance Rate.
If the withdrawal is taken during a Term, the Withdrawal Amount (including any applicable Rider Charge and Withdrawal Charge) will reduce the Investment Amount for each Shield Option by the percentage reduction in the Interim Value of such Shield Option (i.e. a proportional reduction). Accordingly, when negative performance has caused the Interim Value to be less than the Investment Amount, the reduction to the Shield Option is on more than dollar for dollar basis. On the other hand, when positive performance has caused the Interim Value to be greater than the Investment Amount, the reduction to the Shield Option is on a less than dollar for dollar basis.
For example, assume Owner 1 makes a $100,000 Purchase Payment at Contract issue and allocates the Purchase Payment equally to two Shield Options so that each starts with $50,000. This amount is the initial Investment Amount. Assume in 6 months Shield Option A has an Interim Value of $65,000 and Shield Option B has an Interim Value of $45,000. Assume at this time Owner 1 decides to make a withdrawal of $20,000. If the withdrawal is taken completely from Shield Option A, the reduction in the Interim Value is 30.77% ($20,000 ÷ $65,000). The Investment Amount for Shield Option A would then be reduced to $34,615.38 ($50,000 x (1-30.77%)). The total Investment Amount is then $84,615.38 ($34,615.38 + $50,000). If the entire withdrawal is taken from Shield Option B, the reduction in the Interim Value is 44.44% ($20,000 ÷ $45,000). The Investment Amount for Shield Option B would be reduced to $27,777.78 ($50,000 x (1-44.44%)). The total Investment Amount is then $77,777.78 ($50,000 + $27,777.78).
The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option. A partial withdrawal from a Shield Option does not affect the Cap Rate, Step Rate, or Edge Rate, as applicable, and the Shield Rate that will apply to the remaining Investment Amounts that are held in the Shield Option through the Term End Date.
After receipt of a Notice of withdrawal from you, we reserve the right to defer payment for a withdrawal for the period permitted by applicable law but not more than six (6) months.

Divorce. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Value, the death benefit, and the amount of the GLWB rider (including the GLWB Base we use to determine the Annual Benefit Payment). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportional reduction of the GLWB Base, as described in the “Guaranteed Lifetime Withdrawal Benefit.”  The withdrawal could have a significant negative impact on the GLWB rider and the death benefit.
Withdrawal Charge
We impose a Withdrawal Charge to reimburse us for contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses. During the Accumulation Period, you can make a partial or complete withdrawal from your Contract.
The Withdrawal Charge is a percentage that is applied to any amount that is withdrawn from the Account Value in a Contract Year in excess of the Free Withdrawal Amount.
The Withdrawal Charge is calculated at the time of each withdrawal in accordance with the following:
Number of Complete Contract Years since Issue Date	Withdrawal Charge percentage
0	7%
1	7%
2	6%
3	5%
4	4%
5	3%
6 or more	0%
Note: For tax purposes, earnings from Non-Qualified Contracts are considered to come out first.
If you take an Early Withdrawal or an Excess Withdrawal, we will recalculate the GLWB Base and, if applicable, the Net Purchase Payment Amount in the same proportion that these withdrawals (including any Withdrawal Charge) reduces the Account Value, and, in the case of an Excess Withdrawal, reduce the Annual Benefit Payment to the new GLWB Base multiplied by the applicable Withdrawal Rate. You are still eligible to receive lifetime payments so long as the Excess Withdrawal or Early Withdrawal did not cause your Account Value to decline to zero. An Excess Withdrawal or an Early Withdrawal that reduces the Account Value to zero will terminate the Contract and cause lifetime payments to not be available.
When No Withdrawal Charge Applies
In some cases we will not charge you the Withdrawal Charge when you make a withdrawal. We may, however, ask you to prove that you meet any of the following conditions:
(i)
Maturity of the Contract;
(ii)
Payment of the death benefit;
(iii)
Annual Benefit Payments;
(iv)
Application of your Account Value to an Annuity Option;
(v)
If the withdrawal is to avoid required Federal income tax penalties or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Contract, except for RMDs on a decedent Roth IRA. For purposes of this exception, we assume that the Contract is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other Account Values;
(vi)
If you properly “recharacterize” as permitted under Federal tax law your Traditional IRA Contract or Roth IRA
Contract issued by us;
(vii)
If we agree in writing that none will apply. For example, if you transfer your Account Value to another approved annuity contract issued by us or one of our affiliates;
(viii)
Withdrawals pursuant to either the Nursing Home Exception or the Terminal Illness Exception (see below); or
(ix)
Withdrawals up to the Free Withdrawal Amount.

Nursing Home Exception/Terminal Illness Exception. After the first Contract Year, if approved in your state, and your Contract provides for this, a Withdrawal Charge which would otherwise apply to a withdrawal will be waived, if you, or your Joint Owner:
•
(Nursing Home Exception) Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6-month break in that residency and the residencies are for related causes, where you have exercised this right no later than 90 days after exiting the nursing home facility or hospital. The confinement must be prescribed by a physician and be medically necessary. Not available in California, Connecticut, Massachusetts and South Dakota; or
•
(Terminal Illness Exception) Is diagnosed with a terminal illness and not expected to live more than 12 months (a physician certifies to your illness and life expectancy) and you were not diagnosed with the terminal illness as of the date we issued your Contract. Not available in California, Connecticut, Massachusetts, Texas and Washington.
These Contract features are only available if you are less than 80 years old on the Contract Issue Date and terminate on the Annuity Date. These Contract features are free of charge. Additional conditions and requirements apply and are specified in the rider(s) that are part of your Contract.
Free Withdrawal Amount. After the first Contract Year, you may withdraw a portion of your Account Value free from any Withdrawal Charge. The Free Withdrawal Amount each Contract Year is equal to 10% of your Account Value as of the prior Contract Anniversary, less the total amount withdrawn from the Account Value in the current Contract Year. The Free Withdrawal Amount is non-cumulative and is not carried over to other Contract Years.
Systematic Withdrawal Program
On or after your Annual Benefit Commencement Date, you may enroll in the optional Systematic Withdrawal Program for automated processing of your Annual Benefit Payments. We do not assess a charge for this program. You can receive payments monthly, quarterly, semi-annual or annually provided that each payment must amount to at least $100 (a minimum of $500 must be distributed per Contract Year). We reserve the right to change the required minimum or the availability of this program. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next Business Day. The total withdrawals under the Systematic Withdrawal Program in the Contract Year cannot exceed an amount equal to the Annual Benefit Payment. While the Systematic Withdrawal Program is in effect, you can make additional withdrawals outside of the program. However, such withdrawals that exceed the Annual Benefit Payment, will be considered Excess Withdrawals, may be subject to a Withdrawal Charge, and will reduce the GLWB Base and Net Purchase Payment Amount.
Withdrawals under the Systematic Withdrawal Program may either be drawn proportionally from all Shield Options and the Fixed Account to which you are allocated, or you can designate specific Shield Option(s) and/or the Fixed Account from which the withdrawal will be drawn. Additionally, you may elect to have your entire Annual Benefit Payment transferred to the Fixed Account and have your systematic withdrawals processed from the Fixed Account, as described below in “Fixed Account Automated Withdrawal Processing."
Each withdrawal, systematic or otherwise, reduces the Investment Amount for each Shield Option by the same percentage that the withdrawal reduces the Interim Value for that Shield Option. Each withdrawal from the Fixed Account reduces the value of that account by the amount of the withdrawal (dollar for dollar).
If you choose proportional withdrawals, all withdrawals are drawn from the Shield Options and Fixed Account in the ratio that each Shield Option(s) and/or the Fixed Account bears to your Account Value.
If you choose withdrawals from specific Shield Option(s) and/or the Fixed Account, all withdrawals are drawn from the specified Shield Option(s) and/or Fixed Account in an amount you determine. If there are insufficient funds in the specified Shield Options or the Fixed Account to cover the amount of the withdrawal, the withdrawal will be processed to take the amount in that Shield Option or Fixed Account to $0, and the remaining amount of the withdrawal will default to proportional from all Shield Options and the Fixed Account to which you are allocated. Future withdrawals under the Systematic Withdrawal Program will continue to be drawn proportionally, unless you instruct us otherwise.
You may terminate your participation in the Systematic Withdrawal Program at any time. We will terminate your participation in the Systematic Withdrawal Program when we receive notification of your death.
Income taxes, tax penalties, and certain restrictions may apply to withdrawals under the Systematic Withdrawal Program. Excess Withdrawals are subject to the same Withdrawal Charge provisions and risks as any other withdrawals under the Contract. Among other things, this means that Withdrawal Amounts in excess of the Free Withdrawal Amount are subject to a Withdrawal Charge. Moreover, since Withdrawal Amounts from a Shield

Option will reduce the Investment Amount for that Shield Option by the percentage reduction in the Interim Value of that Shield Option, a withdrawal when Index Performance is negative will cause a greater percentage reduction in the Investment Amount relative to the percentage reduction for the same Withdrawal Amount when Index Performance is positive. Since withdrawals under the Systematic Withdrawal Program are automatic, you will have no control over the timing of those withdrawals.
Fixed Account Automated Withdrawal Processing. You may elect to have your systematic withdrawals processed from the Fixed Account. If you choose to have your withdrawals processed from the Fixed Account, we will transfer the entire amount of your Annual Benefit Payment from the Shield Options to the Fixed Account on each Contract Anniversary. The transfer will be proportional based on the ratio that each Shield Option(s) bears to the Account Value or per your specifications. The transfer on the Contract Anniversary will occur after applying the Performance Rate Adjustment and after deducting the Rider Charge. After the transfer to the Fixed Account, your automated withdrawal payments will be processed from the Fixed Account on a monthly, quarterly, semi-annual or annual basis. Amounts transferred to the Fixed Account become part of the Fixed Account Value and earn interest accordingly. See Appendix D. The Fixed Account automated withdrawal processing can only begin on a Contract Anniversary. Any earned interest will remain in the Fixed Account unless transferred out on a Contract Anniversary, subject to the Transfer requirements. (See “TRANSFERS”). If you terminate your participation in the Systematic Withdrawal Program, the amounts in the Fixed Account at termination will remain in the Fixed Account unless transferred to one of the available Shield Options in accordance with our transfer procedures. (See “TRANSFERS”).
Example 3—Withdrawals
Examples 3A and 3B are intended to show how withdrawals work. In both examples assume that Owner 1 allocates her $50,000 Purchase Payment to the 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%. Example 3A will illustrate a withdrawal when Index Performance is positive and assumes no Withdrawal Charge applies due to a Withdrawal Charge waiver. Example 3B will illustrate a withdrawal when Index Performance is negative and a 7% Withdrawal Charge is applied. In both examples, Owner 1 takes only one $20,000 withdrawal exactly halfway through the Term. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date for that Shield Option (assuming no additional withdrawals). For purposes of the examples, assume no deduction of the Rider Charge.

Example 3A—Positive Index Performance and no Withdrawal Charge:
Term Start Date
Investment Amount	$50,000
Shield Rate	Shield 10
Cap Rate	10%
Index Value	500
Interim Value Calculation Halfway Through Term
Index Value	600
Index Performance(1)	20%
Accrued Cap Rate(2)	5%
Performance Rate(3)	5%
Performance Rate Adjustment(4)	$2,500
Interim Value(5)	$52,500
Withdrawal Amount taken	$20,000
Investment Amount adjusted for any withdrawals(6)	$30,952
Net Proceeds from withdrawal paid to Contract Owner(7)	$20,000
Term End Date
Index Value	700
Index Performance(8)	40%
Performance Rate(9)	10%
Performance Rate Adjustment(10)	$3,095
Investment Amount(11)	$34,047

Notes to the table above:
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
(600 [Index Value on date of Interim Value calculation] — 500 [Index Value at Term Start Date]) ÷ 500 [Index
Value at Term Start Date]) = 20%
(2)
The Accrued Cap Rate is equal to the Cap Rate multiplied by the number of days elapsed since the Term Start Date divided by the total number of days in the Term. The Accrued Cap Rate is calculated as follows:
10% [Cap rate] x 183 [number of days elapsed since Term Start Date] ÷ 365 [total number of days in the Term] = 5%
(3)
The Performance Rate is equal to the Accrued Cap Rate because it cannot exceed the Accrued Cap Rate even though Index Performance was at 20%.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (no withdrawals have been taken so far) or Rider Charge (there are no Rider Charge deductions in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 5% [Performance Rate] = $2,500
(5)
The Interim Value is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) plus the Performance Rate Adjustment.  This is the amount in the Shield Option selected that would be available if you annuitize, die, make a withdrawal or Surrender your Contract on that date.  The Interim Value is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $2,500 [Performance Rate Adjustment] = $52,500
(6)
The Investment Amount is reduced proportionally by the withdrawal taken based on the reduction in Interim Value. Therefore, the Investment Amount adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) is calculated as follows:
$50,000 [Investment Amount on Term Start Date] x (1-$20,000 [gross withdrawal amount halfway through the Term] ÷
$52,500 [Interim Value on date of withdrawal]) = $30,952
The proportionally reduced Investment Amount is used as the new Investment Amount for the Term until the Term End Date for this Shield Option (assuming no additional withdrawals.)

(7)
The net amount payable to the Contact Owner is equal to the amount withdrawn minus the Withdrawal Charge. The net amount payable is calculated as follows:
$20,000 [amount withdrawn] –$0 [Withdrawal Charge] = $20,000.
(8)
Index Performance at the Term End Date is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. Index Performance at the Term End Date is calculated as follows:
(700 [Index Value at Term End Date] — 500 [Index Value at Term Start Date]) ÷ 500 [Index
Value at Term Start Date] = 40%
(9)
Index Performance at the Term End Date exceeds the Cap Rate and therefore the Performance Rate at the Term End Date is equal to the Cap Rate.
(10)
The Performance Rate Adjustment at the Term End Date is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) multiplied by the Performance Rate at the Term End Date. The Performance Rate Adjustment at the Term End Date is calculated as follows:
$30,952 [Investment Amount adjusted for withdrawal] x 10% [Performance Rate at Term End Date] = $3,095
(11)
The Investment Amount at the Term End Date is equal to the Investment Amount one year after the Term Start Date adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) plus the Performance Rate Adjustment at Term End Date. The Investment Amount at the Term End Date is calculated as follows:
$30,952 [Investment Amount adjusted for withdrawal] + $3,095 [Performance Rate Adjustment at Term End Date] = $34,047
Example 3B—Negative Index Performance and Withdrawal Charge:
Term Start Date
Investment Amount	$50,000
Shield Rate	Shield 10
Cap Rate	10%
Index Value	500
Interim Value Calculation Halfway Through Term
Index Value	400
Index Performance(1)	–20%
Accrued Shield Rate(2)	5%
Performance Rate(3)	–15%
Performance Rate Adjustment(4)	–$7,500
Interim Value Halfway Through Term(5)	$42,500
Withdrawal Amount taken	$20,000
Investment Amount adjusted for any withdrawals(6)	$26,471
Free Withdrawal Amount(7)	$5,000
Withdrawal Charge Amount(8)	$1,050
Net Proceeds from Withdrawal paid to Contract Owner(9)	$18,950
Term End Date
Index Value	450
Index Performance(10)	–10%
Performance Rate(11)	0%
Performance Rate Adjustment(12)	$0
Investment Amount(13)	$26,471

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
(400 [Index Value on date of Interim Value calculation] — 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date]) = –20%

(2)
The Accrued Shield Rate is equal to the Shield Rate multiplied by the number of days elapsed since the Term Start Date divided by the total number of days in the Term. The Accrued Shield Rate is calculated as follows:
10% [Shield Rate] x 183 [number of days elapsed since Term Start Date]
÷ 365 [total number of days in the Term] = 5%
(3)
The Performance Rate is –15% because the Index Performance is –20% and the Accrued Shield Rate of 5% absorbs up to 5% of the negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (no withdrawals have been taken so far) or Rider Charge (there are no Rider Charge deductions in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x –15% [Performance Rate] = –$7,500
(5)
The Interim Value is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) plus the Performance Rate Adjustment. This is the amount in the Shield Option selected that would be available if you annuitize, die, make a withdrawal or Surrender your Contract on that date. The Interim Value is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + –$7,500 [Performance Rate Adjustment] = $42,500
(6)
The Investment Amount is reduced proportionally by the withdrawal taken based on the reduction in Interim Value. Therefore, the Investment Amount adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) is calculated as follows:
$50,000 [Investment Amount on the Term Start Date] x (1-$20,000 [gross withdrawal amount halfway through the Term]) ÷ $42,500 [Interim Value on date of withdrawal] = $26,471
The proportionally reduced Investment Amount is used as the new Investment Amount at Term Start Date for the Term until the Term End Date for this Shield Option (assuming no additional withdrawals).
(7)
The Free Withdrawal Amount is the value as of the most recent Contract Anniversary multiplied by the Free Withdrawal Amount Percentage. The Free Withdrawal Amount is calculated as follows:
$50,000 [value as of most recent Contract Anniversary] x 10% [Free Withdrawal Amount percentage] = $5,000
(8)
The Withdrawal Charge Amount is the gross withdrawal amount minus the Free Withdrawal Amount multiplied by the Withdrawal Charge.
($20,000 [gross withdrawal amount] – $5,000 [Free Withdrawal Amount]) x 7% [Withdrawal Charge] = $1,050
(9)
The net amount payable to the Contract Owner is equal to the amount withdrawn minus the Withdrawal Charge. The net amount payable is calculated as follows:
$20,000 [amount withdrawn] – $1,050 [Withdrawal Charge] = $18,950
(10)
Index Performance at the Term End Date is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. Index Performance at the Term End Date is calculated as follows:
(450 [Index Value at Term End Date] — 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date] = –10%
(11)
The Performance rate at the Term End Date is 0% because the Index Performance at the Term End Date is –10% and the Shield 10 absorbs up to 10% of the negative Index Performance.
(12)
The Performance Rate Adjustment at the Term End Date is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) multiplied by the Performance Rate at the Term End Date. The Performance Rate Adjustment at the Term End Date is calculated as follows:
$26,471 [Investment Amount adjusted for withdrawal] x 0% [Performance Rate at Term End Date] = $0
(13)
The Investment Amount at the Term End Date is equal to the Investment Amount adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) plus the Performance Rate Adjustment at Term End Date. The Investment Amount at the Term End Date is calculated as follows:
$26,471 [Investment Amount adjusted for withdrawal]
+ $0 [Performance Rate Adjustment at Term End Date] = $26,471
Transfers
Transfers or Renewals during Transfer Period following Term End Date
You may make transfers only during the Transfer Period following the Term End Date. You may transfer all or a portion of the amount in your Shield Option. You may make transfers to or from the Fixed Account and/or to or from the Shield Option(s) subject to the minimum allocation of $500. We must receive notification of your election to transfer, in a form satisfactory to us or by calling us at 1-888-243-1932, no later than five (5) calendar days after the Contract Anniversary on which the transfer will take place. Your financial professional can provide more information or you may contact our Annuity Service Office. You cannot make transfers outside the Transfer Period and transfers may not be made after the Annuity Date. To make a transfer from a Shield Option in which you have an Investment Amount the Shield Option must have reached its Term End Date. The Transfer Period is the five (5) days following the Contract Anniversary coinciding with the Term End Date and Interest Rate Term End Date, as applicable, for the Shield Option(s) and/or the Fixed Account. The effective date of such transfer is the first day of the Interest Rate Term and/or a Term(s) in which the transfer is made.
Transfers during Term
If you make a transfer during the Transfer Period, the amount available to transfer is the Interim Value of each Shield Option, which will equal the Investment Amount in that Shield Option at the Term End Date. After the Transfer Period, the Interim Value of that Shield Option is equal to the Investment Amount in the Shield Option, adjusted for the Index Performance of the associated Index and subject to the applicable Accrued Shield Rate, Accrued Cap Rate, Accrued Step Rate, or Accrued Edge Rate.
If you do not make a transfer during the Transfer Period following the Term End Date, the Investment Amount allocated to the Shield Option that has reached its Term End Date will automatically be renewed into the same Shield Option unless you elect to transfer into a different Shield Option or the Fixed Account. There are two ways you may find out what the renewal Cap Rates, Step Rates, and Edge Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preference, indicating your maturing Shield Options and how you can obtain the new Cap Rates, Step Rates, and Edge Rates. You may also access the Company’s website at [TO BE UPDATED BY AMENDMENT] where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. See “RATE CREDITING TYPES.” You have the Transfer Period to notify us if you want to transfer some or all of your Investment Amount to a new Shield Option or the Fixed Account.
Transfer Requirements for Shield Options While the GLWB rider is in Effect. If the same Shield Option is no longer available at the Term End Date and your GLWB rider is in effect, the Investment Amount in the applicable Shield Option(s) will automatically transfer into a Shield Option with a 1-Year Term, Cap Rate, highest Shield Rate, and with the same Index, unless you instruct us otherwise during the Transfer Period. If a Shield Option with a 1-Year Term, Cap Rate, highest Shield Rate, and with the same Index is not available, the Investment Amount will automatically transfer into the Fixed Account, if available, at the Term End Date, unless you instruct us otherwise during the Transfer Period. If the Fixed Account is not available, these amounts will automatically transfer into the Shield Option with, in order of priority, the shortest Term, the highest Shield Rate, and the lowest Cap Rate from the Shield Options available at the end of the Term unless otherwise directed by You during the Transfer Period.
Transfer Requirements for Shield Options After the GLWB rider is Terminated. If the same Shield Option is no longer available at the Term End Date and your GLWB rider has been terminated, the Investment Amount in the applicable Shield Option(s) will automatically transfer into the Fixed Account, if available, at the Term End Date, unless you instruct us otherwise during the Transfer Period. If the Fixed Account is not available, these amounts will automatically transfer into the Shield Option with, in order of priority, the shortest Term, the highest Shield Rate, and the lowest Cap Rate from the Shield Options available at the end of the Term unless otherwise directed by You during the Transfer Period.
Transfer Requirements for the Fixed Account. The amounts transferred to the Fixed Account must remain in the Fixed Account until the Interest Rate Term End Date (which, currently, will not be less than one (1) year). If the Fixed Account is not available, these amounts will automatically transfer into the Shield Option with, in order of priority, the shortest Term, the highest Shield Rate and the lowest Cap Rate, from the Shield Options available at the Term End Date, unless otherwise instructed by you during the Transfer Period.
Renewals. For renewals into the same Shield Option, a new Cap Rate or Step Rate, as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.
Example 4—Transfers
Example 4 is intended to show how transfers work. Owner 1 allocates her $50,000 Purchase Payment to the 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%. At the end of the 1-Year Term, she transfers 50% of her 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10% into a 1-Year Term / Shield 10 / Russell 2000® Index with a Cap Rate of 12% and opts to let the remaining 50% of her Investment Amount automatically renew. For purposes of the examples, assume no deduction of the Rider Charge.

Shield Options prior to Transfer:
Contract Year	1
Term Start Date
Investment Amount	$50,000
Index Value	1,000
Term End Date
Index Value	1,200
Index Performance(1)	20%
Cap Rate	10%
Shield Rate	Shield 10
Performance Rate (one year)(2)	10%
Performance Rate Adjustment(3)	$5,000
Investment Amount(4)	$55,000

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. Index Performance is calculated as follows:
(1,200 [Index Value at Term End Date] — 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date]) = 20%
(2)
Since Index Performance is greater than zero and exceeds the Cap Rate, the Performance Rate equals the Cap Rate.
(3)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 10% [Performance Rate] = $5,000
(4)
The Investment Amount at Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. The Investment Amount is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $5,000 [Performance Rate Adjustment] = $55,000
Shield Options after Transfer:
Contract Year	2
	1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%	1-Year Term / Shield 10 / Russell 2000® Index with a Cap Rate of 12%
Investment Amount at Term Start Date (second term)(1)	$27,500	$27,500

Notes to the table above.
(1)
The Investment Amount at Term End Date is reallocated so that 50% is renewed in the same Shield Option and 50% is allocated to a new Shield Option.
DEATH BENEFIT
If you die during the Accumulation Period, we will pay a death benefit to your Beneficiary (or Beneficiaries). The standard death benefit for your Contract is described below.

Please check your Contract and riders for the specific provisions applicable to you. We will require both due proof of death and an acceptable election for the payment method before any death benefit is paid. Our obligations are subject to all payments made and actions taken by us before our receipt of Notice of due proof of death. Any death benefit will be paid in accordance with applicable law or regulations governing death benefit payments. (See “General Death Benefit Provisions” below.)
Standard Death Benefit
If you are age 81 or older at the Issue Date of your Contract, the standard death benefit is the Account Value.
If you are age 80 or younger at the Issue Date of your Contract, the standard death benefit will be the Return of Premium death benefit which is the greater of:
(1)
your Account Value; or
(2)
your Purchase Payment, reduced proportionally by the percentage reduction in Account Value of the Shield
Option(s) and the Fixed Account for each partial withdrawal (including any applicable Withdrawal Charge).
If a non-natural person owns the Contract, then the Annuitant will be deemed to be the Owner for purposes of determining the Death Benefit Amount. If Joint Owners are named, the age of the oldest Joint Owner will be used to determine the Death Benefit Amount.
If the Owner is a natural person and the Owner is changed to someone other than a spouse, the Death Benefit Amount will be determined as defined above; however, for the Return of Premium death benefit, subsection (2) will be changed to provide as follows: “the Account Value as of the effective date of the change of Owner, reduced proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal (including any applicable Withdrawal Charge) made after such date.”
In the event that a Beneficiary who is the spouse of the Owner elects to continue the Contract in his or her name after the Owner dies, the Death Benefit Amount for the Return of Premium death benefit, will be determined in accordance with (1) or (2) above.
The Death Benefit Amount cannot be withdrawn as a lump sum prior to the death of the Owner (or Annuitant where the Owner is a non-natural person).
The current Death Benefit Amount will appear on any reports that are sent to you.
The death benefit terminates (a) upon termination of the Contract; (b) when the entire Account Value is applied to an Annuity Option; or (c) when the Account Value is reduced to zero.
See Appendix C for examples of the Return of Premium death benefit.
General Death Benefit Provisions
If the Beneficiary under a Qualified Contract is the Annuitant’s spouse, the tax law generally allows distributions to begin by the year in which the Annuitant would have been required to begin taking distributions (which may be more or less than ten years after the Annuitant’s death). (See “FEDERAL TAX CONSIDERATIONS” for a discussion of the tax law requirements applicable to distributions from Qualified Contracts).
The Death Benefit Amount is determined as of the end of the Business Day on which we receive both due proof of death and an acceptable election for the payment method. Where there are multiple Beneficiaries, the death benefit will be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. The Death Benefit Amount remains in the Contract until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any Death Benefit Amounts held in the Contract on behalf of the remaining Beneficiaries will remain in the existing Shield Options and/or the Fixed Account and are subject to fluctuation in value. This risk is borne by the Beneficiaries. There is no additional death benefit guarantee. See “Death Benefit Under the GLWB Rider” under the “LIVING BENEFIT” section for more detailed explanations of how the death benefit is treated under the GLWB.
For the Return of Premium death benefit, if the Beneficiary chooses to continue the Contract, any excess of the Death Benefit Amount over the Account Value will be allocated to the Fixed Account. If the Fixed Account is not available, any excess amount of the Death Benefit Amount over the Account Value will be allocated into the Shield Option with, in order of priority, the shortest Term, the highest Shield Rate, and the lowest Cap Rate from the Shield Options available at the next Contract Anniversary, unless otherwise instructed by the Beneficiary.

Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary, unless instructed otherwise.
If we are presented with notification of your death before any requested transaction is completed, we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and an election for the payment method.
We will pay interest on any delayed death benefit payments in accordance with the laws and regulations in effect under the applicable state law.
Controlled Payout
You may elect to have the death benefit proceeds paid to your Beneficiary in the form of Income Payments for life or over a period of time that does not exceed your Beneficiary’s life expectancy, subject to applicable tax law requirements. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the Beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts.
Death of Owner During the Accumulation Period
The death benefit will be paid to your Beneficiary(ies) upon your death, or the first death of a Joint Owner. If the Contract is owned by a non-natural person, the Annuitant will be deemed the Owner in determining the death benefit. If there are Joint Owners, the age of the older Owner will be used to determine the death benefit.
Death Benefit Options
In the event an Owner (or the Annuitant, where the Owner is not an individual) dies during the Accumulation Period, a Beneficiary must choose payment of the death benefit under one of the options below (unless the Owner has previously made the election or due to the requirements of the Code). The death benefit options available under the Contract include the following and any other options acceptable to you and us:
(a)
Option 1—lump sum payment in cash; or
(b)
Option 2—payment of the entire death benefit under a Non-Qualified Contract within five (5) years (or under a Qualified Contract generally within ten (10) years) of the date of death of the Owner or the first Joint Owner to die; or
(c)
Option 3—payment of the death benefit under an Annuity Option or other periodic payment option acceptable to us (if permitted by the Code) in substantially equal periodic payments (made at least annually) over the lifetime of the
Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one (1) year of the date of death of the Owner or the first Joint Owner to die. Any portion of the death benefit not applied within one (1) year of the date of the Owner’s or Joint Owner’s death must be distributed within five (5) years of the date of death.
For Non-Qualified Contracts, payment must begin within one year of the date of death. For Qualified Contracts, payment must begin no later than the end of the calendar year immediately following the year of death.
We may also offer a payment option, for both Non-Qualified Contracts and certain Qualified Contracts, under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of RMDs that are taken as withdrawals from Individual Retirement Accounts. Such payment option may be limited to certain categories of beneficiaries. If this option is elected, we will issue a new contract to your Beneficiary in order to facilitate the distribution of payments. Upon the death of your Beneficiary, the death benefit would be required to be distributed in accordance with applicable tax law requirements. In some cases, this will require that the proceeds be distributed more rapidly than the method of distribution in effect at the time of your Beneficiary’s death. (See “FEDERAL TAX CONSIDERATIONS.”)
If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within seven (7) days.
All options must comply with applicable federal income tax rules. The tax rules are complex and differ for Non-Qualified Contracts and Qualified Contracts. As a general matter, the entire death benefit must be paid within five years (or in some cases 10 years for Qualified Contracts) of the Owner’s date of death unless an exception applies. You should consult your tax adviser about the tax rules applicable to your situation.

Beneficiary Continuation Options. We offer two types of Beneficiary Continuation Options during the Accumulation Period: the Spousal Continuation and Non-Spousal Beneficiary Continuation Options described below. We must receive Notice of the election of one of these Beneficiary Continuation Options by the end of the 90th day after we receive Notice of due proof of death. If the surviving spouse qualifies for Spousal Continuation and has not chosen one of the death benefit options above by the end of the 90 day period, the Spousal Continuation Option will be automatically applied on the 90th day. If a Non-Spousal Beneficiary qualifies for Non-Spousal Beneficiary Continuation and has not chosen one of the death benefit options above by the end of the 90 day period, the Non-Spousal Beneficiary Continuation Option will be automatically applied on the 90th day.
Spousal Continuation. If the Owner dies during the Accumulation Period, the spouse may choose to continue the Contract in his or her own name, to the extent permitted by law, and exercise all of the Owner’s rights under the Contract. Upon such election the Account Value will be adjusted to an amount equal to the Death Benefit Amount determined upon such election and receipt of due proof of death of the Owner. Any excess of the Death Benefit Amount over the Account Value will be allocated to the Fixed Account. If the Fixed Account is not available, any excess amount of the Death Benefit Amount over the Account Value will be allocated into the Shield Option with, in order of priority, the shortest Term, the highest Shield Rate and the lowest Cap Rate from the Shield Options available at the next Contract Anniversary, unless otherwise elected by the spouse. See “Spousal Continuation” under the “LIVING BENEFIT” section for additional details.
Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs (see “FEDERAL TAX CONSIDERATIONS.”)
Non-Spousal Beneficiary Continuation. A Beneficiary who is not a spouse generally can choose to continue a Non-Qualified Contract until the fifth anniversary of the Owner’s death, and a Qualified Contract generally until the tenth anniversary of the Owner’s death. The Contract can be continued by a Beneficiary only if his or her share of the death benefit is at least equal to the Minimum Account Value. If the Beneficiary continues the Contract under this provision his or her share will not be paid. It will instead be continued in the Contract on the date we determine the Death Benefit Amount. Such Beneficiary will have the right to make partial and full withdrawals of his/her share of the Contract, not subject to Withdrawal Charges. Such Beneficiary will also have the right to make transfers at the Term End Date or the Interest Rate Term End Date.
During the continuation period the Beneficiary can choose to receive his/her share of the Contract in a single lump sum payment or, to the extent permitted by the Code, apply it to an Annuity Option or other option acceptable to us that must be payable for the life of the Beneficiary or for a term no longer than the life expectancy of the Beneficiary starting within one (1) year after the death of the Owner.
On the fifth anniversary of the death of a Non-Qualified Contract Owner, (or generally the tenth anniversary of the death of a Qualified Contract Owner), any Beneficiary will be paid his/her share of the Account Value that has not been applied to an Annuity Option or other settlement option permissible under the Code, in a single lump sum payment and the Contract will terminate.
Note: A Beneficiary who is not a spouse may continue the Contract; however, the GLWB rider will terminate.  See “Death Benefit Under the GLWB Rider” under the “LIVING BENEFIT” section for more detailed explanations of how the death benefit is treated under the GLWB.

Living Benefit
The GLWB rider comes standard with the Contract and guarantees that you will receive lifetime income regardless of market performance. The guarantee is subject to the conditions described in “Operation of the GLWB rider,” including the condition that withdrawals that are Early Withdrawals or Excess Withdrawals will reduce the payments under the guarantee (and such reductions may be significant) or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee. The GLWB rider for your Contract is described below.
Please check your Contract, GLWB rider, and GLWB Supplement for the specific provisions applicable to you.
Guaranteed Lifetime Withdrawal Benefit
Currently we offer two variations of the Brighthouse Pay Plus Rider: Market Growth and Market Growth with Rollup (see “GLWB rider Variations” below.) If you have attained the Lifetime Withdrawal Age and reached the Earliest Annual Benefit Commencement Date, as specified in your GLWB Supplement, you may establish the Annual Benefit Commencement Date and begin taking withdrawals under the GLWB rider immediately or at a later time; however, any withdrawals taken prior to the Annual Benefit Commencement Date will reduce the GLWB Base and Net Purchase Payment Amount (for Market Growth with Rollup only) (see “Managing Your Withdrawals” below). The GLWB rider cannot be cancelled but will be terminated as stated below (see “Termination of the GLWB Rider” below).
Rider Charge
The Rider Charge for the GLWB rider is equal to the Rider Fee Rate, a percentage that is specified in the GLWB Supplement and will not change with respect to your specific Contract. The Rider Charge is deducted from your Account Value for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Step-Up. For Market Growth with Rollup, the Rollup rate, if applicable to the previous Contract Year, is applied before deducting any Rider Charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary. We deduct the Rider Charge from each applicable Shield Option and the Fixed Account in the ratio the portion of the Account Value in such Shield Option and Fixed Account bears to the total Account Value. The Rider Charge compensates us generally for the costs and risks we assume in providing the benefit. If you make a total withdrawal of your Account Value (because of an Early Withdrawal or an Excess Withdrawal), elect to receive Income Payments under your Contract, change the Owner or Joint Owner (or Annuitant, if the Owner is a non-natural person) or assign your Contract, a portion of the Rider Charge will be assessed based on the number of full months from the last Contract Anniversary to the date of the withdrawal, the beginning of Income Payments, the change of Owner/Annuitant, or the assignment. If the GLWB rider is terminated because of the death of the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the contract), no Rider Charge will be assessed based on the period from the last Contract Anniversary to the date the termination takes effect. There are other circumstances in which we will terminate the GLWB rider (see “Termination of the GLWB Rider” below). If the GLWB rider is terminated before your Annual Benefit Commencement Date, you will have paid for the GLWB rider without receiving any lifetime income payments. In such circumstances, the Rider Charge for the GLWB will not be refunded.
The purpose of the following example is to illustrate how the Rider Charge is deducted from your Account Value. Assume you make a Purchase Payment of $100,000 and you have reached your Annual Benefit Commencement Date, resulting in a Withdrawal Rate of 5% and an Annual Benefit Payment of $5,000 (i.e., $100,000 x 5%). At the first Contract Anniversary, assume that your Account Value (prior to the deduction of the Rider Charge) has decreased to $80,000 due to the withdrawal and poor market performance. The Rider Charge, which is equal to the Rider Fee Rate that is specified in GLWB Supplement and applied to the GLWB Base on the Contract Anniversary, is then deducted from the Account Value. If the Rider Fee Rate was 1.25% this would result in a Rider Charge of $1,250 (1.25% x $100,000 GLWB Base) which would be deducted from the Account Value, resulting in an ending Account Value of $78,750 ($80,000 - $1,250). The GLWB Base would remain at $100,000. At the second Contract Anniversary, assume your Account Value (prior to the deduction of the Rider Charge) has further decreased to $72,000 due to the withdrawal and poor market performance. Even though the Account Value has decreased again, the GLWB Base remains at $100,000. This would result in the Rider Charge still being $1,250, which would be deducted from the Account Value, resulting in an ending Account Value of $70,750 ($72,000 - $1,250).
Summary of the GLWB rider
Note: The following section provides a summary of how the GLWB rider works. A more detailed explanation of the operation of the GLWB rider is provided in the section below called “Operation of the GLWB rider.”

The GLWB rider guarantees that you will receive lifetime income in an amount equal to the Annual Benefit Payment each year, subject to the conditions described in “Operation of the GLWB rider” below (including the condition that withdrawals that are Early Withdrawals or Excess Withdrawals will reduce the payments under the guarantee or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee).
The GLWB rider does not guarantee lifetime income if your Account Value is reduced to zero due to an Early Withdrawal or an Excess Withdrawal (see “Managing Your Withdrawals” below).
Under the GLWB rider, the manner in which the Annual Benefit Payment is calculated depends on your Account Value. If the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base, by multiplying your GLWB Base by a specified withdrawal rate (the “Withdrawal Rate”). When the Account Value is greater than zero, the Annual Benefit Payment represents the maximum amount that may be withdrawn in the current Contract Year without resulting in a proportional adjustment (i.e., a percentage reduction) to the GLWB Base and Net Purchase Payment Amount. However, if your Account Value is reduced to zero, your GLWB Base is multiplied by another specified withdrawal rate (the “Lifetime Guarantee Rate”) to determine your Annual Benefit Payment. In such circumstances—i.e., if Account Value is reduced to zero—the Annual Benefit Payment is limited to the amount calculated as a percentage of your GLWB Base, using the Lifetime Guarantee Rate—and not the Withdrawal Rate. The Withdrawal Rates and the Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement. It is important to consider that after your Account Value is reduced to zero, the payments made to you may be less than the annual amounts that were available for withdrawal before the Account Value was reduced to zero. The GLWB Base and Net Purchase Payment Amount will be reduced for any Early Withdrawals or any Excess Withdrawals. In any event, withdrawals under the GLWB rider will reduce your Account Value and death benefit.
It is important to recognize that the GLWB Base is not available to be taken as a lump sum or paid as a death benefit and does not establish or guarantee your Account Value.
GLWB Rider Variations. We currently offer two variations of the GLWB rider: Market Growth and Market Growth with Rollup. When you purchase the Contract, you must choose either Market Growth or Market Growth with Rollup. The Withdrawal Rates, Lifetime Guarantee Rates, and availability of a Rollup Rate will vary depending on the variation you choose. Depending on your expectations and preferences, you can choose the variation that best meets your needs. Market Growth with Rollup will generally have lower Withdrawal Rates and Lifetime Guarantee Rates than Market Growth.
• Market Growth: offers an Automatic Step-Up each Contract Anniversary (subject to the conditions described in “Automatic Step-Up” below); or
• Market Growth with Rollup: offers a Rollup Rate increase each Contract Anniversary for the first 10 Contract Years (see “Rollup Rate (for Market Growth with Rollup only)” below) and an Automatic Step-Up each Contract Anniversary (if the Account Value exceeds the GLWB Base after we apply the Rollup, as further described in “Automatic Step-Up” below).
For both variations, if you elect Joint Life and any Owner (or the Annuitant, if the Owner is a non-natural person) dies on or after the Annual Benefit Commencement Date, Annual Benefit Payments will remain available only if the decedent’s surviving spouse continues the Contract pursuant to the Spousal Continuation provision (see “Spousal Continuation”).
Operation of the GLWB
The following section describes how the GLWB operates. When reading the following description of the operation of the GLWB rider (for example, the “GLWB Base” and “Annual Benefit Payment” sections), refer to the GLWB Supplement for the specific rates and other terms applicable to your GLWB rider. (See Appendix E for examples illustrating the operation of the GLWB.)
Annual Benefit Commencement Date. The Annual Benefit Commencement Date is the date you start taking Annual Benefit Payment withdrawals as provided by the GLWB rider. In order to begin taking withdrawals under the GLWB rider, you must wait until the occurrence of both (i) the earliest specified date we will permit for your Annual Benefit Commencement Date (previously defined in this prospectus as the “Earliest Annual Benefit Commencement Date”), and (ii) the age you must attain before you may begin receiving GLWB rider benefits (previously defined in this prospectus as the “Lifetime Withdrawal Age”), both of which are specified on the GLWB Supplement. The Annual Benefit Commencement Date must be provided in a Notice to us at least 10 days before the date you start taking Annual Benefit Payment withdrawals and cannot be changed after the first Annual Benefit Payment is taken as provided by the GLWB rider. You may provide Notice to us up to 12 months in advance of your Annual Benefit Commencement Date. Any withdrawal taken prior to the Annual Benefit Commencement Date will be considered an Early Withdrawal and will reduce the GLWB Base and Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that such withdrawal reduces the Account Value.

Covered Person. We determine benefits under this GLWB rider based on the life of a natural person(s) (“Covered Person”). The Covered Person is determined on the Issue Date and is the Owner, oldest Joint Owner, or Annuitant if the Contract is owned by a non-natural person. The Covered Person may not be changed. We calculate the benefit payments using rates based on a single life (“Single Life”) or joint lives (“Joint Life”), as specified in the GLWB Supplement. In the Notice establishing the Annual Benefit Commencement Date, the Covered Person must elect whether the Annual Benefit Payment will be calculated using the Single Life or Joint Life rates, specified in the GLWB Supplement. If Joint Life is elected in the Notice for the Annual Benefit Commencement Date, a Joint Covered Person must be added and is subject to the following: a) the Covered Person and the Joint Covered Person must be spouses; b) the age of the Joint Covered Person cannot be more than 10 years younger than the Covered Person; and c) the Joint Covered Person will be considered the primary Beneficiary, and any other Beneficiary will be treated as a contingent Beneficiary. The Joint Covered Person cannot be changed after the Annual Benefit Commencement Date. On or after the Annual Benefit Commencement Date upon death of the Covered Person, if the Joint Covered Person is no longer a spouse (e.g., due to divorce), the Joint Covered Person will not be eligible to receive benefits provided by the GLWB rider.
Allocation Options Available After the Annual Benefit Commencement Date. After the Annual Benefit Commencement Date, you may transfer your Investment Amount at the end of each applicable Term to one or more of the available Shield Options or the Fixed Account, if available, that are listed as allocation options in the GLWB Supplement accompanying this prospectus. The Shield Options available after the Annual Benefit Commencement Date may vary from the Shield Options available before the Annual Benefit Commencement Date. After the Annual Benefit Commencement Date, there will always be at least one Shield Option available; however, we can add or discontinue any Shield Option. Consequently, a particular Shield Option may not be available for you to transfer your Investment Amount or Fixed Account Value into after a Term End Date or the Interest Rate Term End Date. (see “RISK FACTORS – GLWB Risks” and “ADDITION OR DISCONTINUANCE OF A SHIELD OPTION”). When a change is made to a Shield Option or an Index, or changed subsequent to the Issue Date, we will send a notification describing any changes to the Shield Option, as required by law. This change will take effect under your Contract as of the next Contract Anniversary for any allowable transfers into the allocation options After the Annual Benefit Commencement Date.
GLWB Base. On the Issue Date, the initial GLWB Base is equal to the Purchase Payment. The GLWB Base is multiplied by the applicable Withdrawal Rate while the Account Value is greater than zero to determine your Annual Benefit Payment. The GLWB Base is multiplied by the applicable Lifetime Guarantee Rate to determine your monthly payment if your Account Value is reduced to zero and lifetime payments are to begin.
Any withdrawals taken prior to the Annual Benefit Commencement Date will result in a proportional adjustment to the GLWB Base and Net Purchase Payment Amount. We refer to this type of withdrawal as an “Early Withdrawal.” Any withdrawals taken after the Annual Benefit Commencement Date that do not exceed or cause the cumulative withdrawals in the Contract Year to exceed, the Annual Benefit Payment, will not reduce the GLWB or Net Purchase Payment Amount. We refer to this type of withdrawal as a “Non-Excess Withdrawal.” If, however you take a withdrawal that exceeds the Annual Benefit Payment (or results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment), then such withdrawal, and any subsequent withdrawals that occur in that Contract Year, will result in a proportional adjustment to the GLWB Base and Net Purchase Payment Amount. We refer to this type of withdrawal as an “Excess Withdrawal.”
Depending on the relative amounts of the GLWB Base, Net Purchase Payment Amount and the Account Value, such proportional adjustment may result in a significant reduction to the GLWB Base and Net Purchase Payment Amount (particularly when the Account Value is lower than the GLWB Base and Net Purchase Payment Amount, and could have the effect of reducing or eliminating the total amount you are guaranteed to receive under the GLWB rider (see “Managing Your Withdrawals” below).
Annual Benefit Payment. The Annual Benefit Payment begins with the Annual Benefit Commencement Date; prior to the Annual Benefit Commencement Date, there is no Annual Benefit Payment. The manner in which the Annual Benefit Payment is calculated depends on your Account Value. If the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base, by multiplying your GLWB Base by a specified rate, the applicable Withdrawal Rate. Your Withdrawal Rate is determined at the Annual Benefit Commencement Date and cannot be changed. The Withdrawal Rate reflects the following factors:
(a) your age on the Annual Benefit Commencement Date;
(b) the Contract Year from the Issue Date on the Annual Benefit Commencement Date; and
(c) Single Life or Joint Life, whichever is applicable.
If Joint Life is elected, the age used will be the oldest Owner or joint Owner.

The Withdrawal Rate, once determined, will not change for your Contract. If the GLWB Base is later recalculated (for example, because of the Automatic Step-Up or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new GLWB Base multiplied by the Withdrawal Rate.
If your Account Value is greater than zero, the Annual Benefit Payment represents the maximum amount that may be withdrawn in the current Contract Year without resulting in a proportional adjustment (i.e., a percentage reduction) to the GLWB Base and Net Purchase Payment Amount. However, if the Account Value is reduced to zero, the Annual Benefit Payment is calculated by multiplying your GLWB Base by another specified rate, the Lifetime Guarantee Rate. In such circumstances—i.e., if Account Value is reduced to zero—the Annual Benefit Payment is limited to the amount calculated as a percentage of your GLWB Base, using the Lifetime Guarantee Rate—and not the Withdrawal Rate. The Withdrawal Rates and Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement.
As demonstrated in the GLWB Supplement, which sets forth a range of Lifetime Withdrawal Ages and Withdrawal Rates that apply to those ages, waiting to take your first withdrawal may result in a higher Withdrawal Rate.
Each time a withdrawal is made in a Contract Year, we decrease the Annual Benefit Payment for that Contract Year by such withdrawal and the remaining amount is referred to as the “Remaining Annual Benefit Payment.” Any Remaining Annual Benefit Payment not withdrawn in a Contract Year is not available in later Contract Years. As long as your Account Value has not been reduced to zero, your Annual Benefit Payment equals the applicable Withdrawal Rate multiplied by the GLWB Base. You may choose to receive your Annual Benefit Payment through the optional Systematic Withdrawal Program (see “WITHDRAWAL PROVISIONS – Systematic Withdrawal Program”). While the GLWB rider is in effect, your withdrawals through the Systematic Withdrawal Program may not exceed your Annual Benefit Payment. There is no charge for the Systematic Withdrawal Program and you may terminate your participation at any time.
It is important to note:
• If your Account Value is reduced to zero on or after the Annual Benefit Commencement Date because you make a Non-Excess Withdrawal, we will first pay you any Remaining Annual Benefit Payment in effect at the time the Account Value is reduced to zero. Effective as of your next Contract Anniversary, we will then begin making monthly payments, using the applicable Lifetime Guarantee Rate in effect on your Annual Benefit Commencement Date (see the GLWB Supplement), for the rest of the Covered Person’s life and, if applicable, the Joint Covered Person’s life. If your Account Value is reduced to zero on or after the Annual Benefit Commencement Date because there are insufficient funds to deduct any GLWB rider charge from your Account Value, we will begin making monthly payments, using the applicable Lifetime Guarantee Rate in effect on your Annual Benefit Commencement Date (see the GLWB Supplement), for the rest of the Covered Person’s life and, if applicable, the Joint Covered Person’s life.
• If your Account Value is reduced to zero prior to your Annual Benefit Commencement Date because there are insufficient funds to deduct any Rider Charge from your Account Value, we will begin making monthly payments to you for the rest of the Covered Person’s Life and, if applicable, the Joint Covered Person’s life, using the Lifetime Guarantee Rate specified on the GLWB Supplement. In such circumstances—and assuming you have reached the Lifetime Withdrawal Age and the Earliest Annual Benefit Commencement Date—the payments reflect the following factors:
(a) your age when your Account Value is reduced to zero;*
(b) the Contract Year from the Issue Date to when your Account Value is reduced to zero;** and
(c) Single Life or Joint Life, whichever is applicable.***
* If you have not reached the Lifetime Withdrawal Age, then the Lifetime Guarantee Rate that corresponds with the Lifetime Withdrawal Age specified on the GLWB Supplement will apply in determining the foregoing (i.e., in lieu of (a) above).
** If you have not reached the Earliest Annual Benefit Commencement Date, then the Lifetime Guarantee Rate that corresponds with the Earliest Annual Benefit Commencement Date specified on the GLWB Supplement will apply in determining the foregoing (i.e., in lieu of (b) above).
*** You may only elect Joint Life if your Contract has not been continued under Spousal Continuation.
The purpose of the following example is to illustrate how the Lifetime Withdrawal Age is used if your Account Value is reduced to zero prior to the date you have selected as your Annual Benefit Commencement Date. Assume you are 55 years old when you purchase the Contract. Also assume that in the 11th Contract Year (i.e., at 66 years old), you have not established your Annual Benefit Commencement Date and, due to poor market performance and the deduction of Rider Charges, your Account Value has been reduced to zero. We will begin making monthly payments to you for the rest of the Covered Person’s life and, if applicable, the Joint Covered Person’s life, using the Lifetime Guarantee Rate. In this case, the Lifetime Guarantee Rate would be determined based on (a) age 66 (i.e., your age when your Account Value is reduced to zero),

(b) the 11th Contract Year (i.e., the Contract Year from the Issue Date to when your Account Value is reduced to zero) and (c) the election of Single Life or Joint Life, whichever is applicable.
• If your Account Value is reduced to zero due to an Early Withdrawal or because you make an Excess Withdrawal, lifetime payments are not available, no further benefits will be payable under the GLWB rider, and the GLWB rider and Contract will terminate.
• Once Annual Benefit Payments after the Account Value is reduced to zero are made, no death benefit will be paid.
• You should carefully consider when to begin taking withdrawals under the GLWB rider. If you begin taking withdrawals too soon, you may limit the value of the GLWB rider, because the Withdrawal Rate is determined at the Annual Benefit Commencement Date and cannot be changed. In addition, if you elected Market Growth with Rollup and begin taking withdrawals within the first ten Contract Years, the GLWB Base will no longer increase by the Rollup Rate. As demonstrated in the GLWB Supplement, which sets forth a range of Lifetime Withdrawal Ages and Withdrawal Rates that apply to those ages, waiting to take your first withdrawal may result in a higher Withdrawal Rate. If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.
Managing Your Withdrawals. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, you should not take Excess Withdrawals. If you do take an Excess Withdrawal, we will recalculate the GLWB Base and, if applicable, the Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that the withdrawal reduces the Account Value and reduce the Annual Benefit Payment to the new GLWB Base multiplied by the applicable Withdrawal Rate. In addition, you should not take Early Withdrawals. If you take an Early Withdrawal, we will recalculate the GLWB Base and the Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that the withdrawal reduces the Account Value. These reductions caused by Early Withdrawals, and Excess Withdrawals, may be significant. You are still eligible to receive lifetime payments so long as the Excess Withdrawal or Early Withdrawal did not cause your Account Value to decline to zero. An Early Withdrawal or an Excess Withdrawal that reduces the Account Value to zero will terminate the Contract and lifetime payments will not be available.
After the Annual Benefit Commencement Date, you can always make Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Remaining Annual Benefit Payment does not carry over into subsequent Contract Years. For example, if your Annual Benefit Payment is 4% of your GLWB Base, you cannot withdraw 2% in one year and then withdraw 6% the next year without making an Excess Withdrawal in the second year. Income taxes and penalties may apply to your withdrawals. Withdrawal charges may apply to withdrawals during the first Contract Year unless you take the necessary steps to elect to take such withdrawals as part of your Annual Benefit Payment. Withdrawal charges will also apply to withdrawals of Account Value that exceed the free withdrawal amount in any Contract Year. (See “WITHDRAWAL PROVISIONS — When No Withdrawal Charge Applies.”)
Automatic Step-Up. On each Contract Anniversary prior to the Contract Owner’s 91st birthday, an Automatic Step-Up will occur, provided that the Account Value on that date exceeds the GLWB Base immediately before the Automatic Step-Up. We will deduct the Rider Charge from the Account Value before we compare the Account Value to the GLWB Base. An Automatic Step-Up:
• will increase the GLWB Base to the Account Value, after deducting the Rider Charge, on the date of the Automatic Step-Up regardless of whether or not you have taken any withdrawals; and
• if the Automatic Step-Up occurs after the Annual Benefit Commencement Date, will increase the Annual Benefit Payment to equal the applicable Withdrawal Rate multiplied by the GLWB Base after the Automatic Step-Up.
Rollup Rate (for Market Growth with Rollup only). On each Contract Anniversary during the first 10 Contract Years, if no withdrawals occurred in the previous Contract Year, the GLWB Base will be increased by an amount equal to the Rollup rate (see the GLWB Supplement for your Rollup rate) multiplied by the Net Purchase Payment Amount before such increase. The Rollup rate, if applicable to the previous Contract Year, is applied before deducting any Rider Charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary (see “Automatic Step-Up” above). The Automatic Step-Up occurs if the Account Value exceeds the GLWB Base after the Rollup is applied. The GLWB Base will not be increased by the Rollup rate:
• if a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or
• after the 10th Contract Anniversary.

Withdrawal Charge. We will apply a withdrawal charge to withdrawals from your Account Value as described in “WITHDRAWAL PROVISIONS — Withdrawal Charge” (also see “WITHDRAWAL PROVISIONS — When No Withdrawal Charge Applies — Free Withdrawal Amount” and “WITHDRAWAL PROVISIONS— Systematic Withdrawal Program”).
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% Federal income tax penalty may apply.
Tax Treatment. The tax treatment of withdrawals under the GLWB rider is uncertain. It is conceivable that the amount of potential gain could be determined based on the GLWB Base under the GLWB rider at the time of the withdrawal, if the GLWB Base is greater than the Account Value (prior to Withdrawal Charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the contract. Consult your tax adviser prior to purchase.
Ownership. If you, the Owner, are a natural person, you must also be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Owner in determining the issue age and Annual Benefit Payment. If Joint Owners are named, the age of the older Joint Owner will be used to determine the issue age and the Annual Benefit Payment. For the purposes of the Guaranteed Lifetime Withdrawal Benefit section of the Prospectus, “you” always means the Owner, older Joint Owner, or the Annuitant, if the Owner is a non-natural person. “You” also refers to the surviving spouse after continuation if continued under the Spousal Continuation Provision.
Termination of the GLWB Rider. The GLWB rider cannot be cancelled but will terminate upon the earliest of:
(1) the date of a full withdrawal of the Account Value that is: (a) an Early Withdrawal or Excess Withdrawal (a portion of the Rider Charge will be assessed); or (b) a Non-Excess Withdrawal (you are still eligible to receive the Annual Benefit Payment, provided the provisions and conditions of the rider have been met) (a portion of the Rider Charge will not be assessed);
(2) the date you apply any portion of the Account Value to an Annuity Option (a portion of the Rider Charge will be assessed);
(3) the date there are insufficient funds to deduct the Rider Charge from the Account Value (whatever Account Value is available will be applied to pay the Rider Charge and you are still eligible to receive the Annual Benefit Payment, provided the provisions and conditions of the GLWB rider have been met; however, you will have no other benefits under the Contract);
(4) the death of the Contract Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person), except where the primary Beneficiary is the spouse and the spouse elects to continue the contract under the Spousal Continuation provisions of the Contract (see “DEATH BENEFIT—Death Benefit Options—Spousal Continuation”) and the GLWB rider (see “Spousal Continuation” below);
(5) the death of the Owner after the first Spousal Continuation;
(6) for contracts issued in all states other than California, a change of the Owner or Joint Owner for any reason, subject to our administrative procedures (a portion of the Rider Charge will be assessed);
(7) the termination of the Contract to which the GLWB rider is attached, other than due to death as described above (a portion of the Rider Charge will be assessed); or
(8) for contracts issued in all states other than California, the date you assign your Contract, subject to our administrative procedures (a portion of the Rider Charge will be assessed).
Under our current administrative procedures, we will waive the termination of the GLWB rider if you assign a portion of the Contract under the following limited circumstances: if the new Owner or assignee assumes full ownership of the Contract and is essentially the same person or if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges. Once the GLWB rider is terminated, the Rider Charge will no longer be deducted.
Death Benefit Under the GLWB Rider.
• Death of an Owner Before the Annual Benefit Commencement Date Is Established. If we receive due proof of death of an Owner before we receive Notice establishing the Annual Benefit Commencement Date, the GLWB rider will terminate and the death benefit provision of your Contract will apply, unless the decedent’s surviving spouse continues the Contract pursuant to the Spousal Continuation provision. See “Spousal Continuation” below for additional details.

• Death of the Covered Person On or After the Annual Benefit Commencement Date. If we receive due proof of death of the Covered Person on or after the Annual Benefit Commencement Date and Single Life was elected, the GLWB rider will terminate and the death benefit provision of your Contract and any death benefit made a part of your Contract will apply. If we receive due proof of death of the Covered Person on or after the Annual Benefit Commencement Date and Joint Life was elected, the decedent’s surviving spouse must continue the Contract in order to continue receiving Annual Benefit Payments. See “Spousal Continuation” below for additional details.
• Death of the Joint Covered Person On or After the Annual Benefit Commencement Date. The GLWB rider will remain in force unless the death of the Joint Covered Person would cause the death benefit provision of the Contract to apply and Spousal Continuation does not occur under the terms of the Contract. Otherwise, the Annual Benefit Payment will continue to be based on the applicable Joint Life rates set forth in the GLWB Supplement.
Note: We will not pay any death benefit to your Beneficiary if you are receiving monthly payments because your Account Value is reduced to zero.
Spousal Continuation. Provided your spouse is not more than 10 years younger than you, if your spouse continues the contract under the Spousal Continuation provisions of the Contract, and the GLWB rider is in effect at the time of the continuation, then the same terms and conditions that applied to the Contract Owner under the GLWB rider will continue to apply to the surviving spouse, and the surviving spouse is guaranteed to receive lifetime income, subject to the conditions described in “Operation of the GLWB rider” and provided the GLWB rider is not terminated (see “Termination of the GLWB Rider” above). If your spouse is more than 10 years younger than you, your spouse may continue the Contract; however, the GLWB rider will terminate. If the Contract has been continued under Spousal Continuation and the Annual Benefit Commencement Date is not yet established, the new Owner will become the Covered Person and must provide Notice to us, at least 10 days in advance of the Annual Benefit Commencement Date, to establish the Annual Benefit Commencement Date and may only choose a Single Life option. If the Contract has been continued under Spousal Continuation after the Annual Benefit Commencement Date, then the Withdrawal Rate that applies after Spousal Continuation will be the same as the Withdrawal Rate in effect prior to Spousal Continuation. After the Annual Benefit Commencement Date, Spousal Continuation is only available if Joint Life was elected. If the GLWB is continued under Spousal Continuation and the Account Value is subsequently reduced to zero because of a Non-Excess Withdrawal, or because there are insufficient funds to deduct any Rider Charge from the Account Value, monthly payments will be made using the applicable Lifetime Guarantee Rate in effect on your Annual Benefit Commencement Date (see the GLWB Supplement) to your spouse (the new contract Owner) for the rest of his or her life. The GLWB will not terminate upon the first Spousal Continuation of the Contract; however, it will terminate upon any subsequent Spousal Continuations.
Guaranteed Lifetime Withdrawal Benefit and Annuitization. If you extend your Maturity Date to the latest date permitted, and that date is reached, you must elect one of the following options: (1) annuitize the Account Value under the Contract’s annuity provisions., (2) if you are eligible for lifetime withdrawals under the GLWB, elect to receive the Annual Benefit Payment paid each year until your death (or the later of your or your spousal Beneficiary’s death); or (3) make a complete withdrawal of your Account Value. For more on changing or extending the Maturity Date or your options when you reach the Maturity Date, see “Maturity Date” in “INCOME PAYMENTS (THE INCOME PERIOD).”
Required Minimum Distributions. For IRAs and other contracts subject to Section 401(a)(9) of the Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (age 70½, if you were born on or before June 30, 1949). If your Contract is an IRA or other contract subject to Section 401(a)(9) of the Code, and the required distributions are larger than the Annual Benefit Payment, we will increase your Annual Benefit Payment to the required minimum distribution amount for the previous calendar year or for the current calendar year (whichever is greater). If:
(1) you are enrolled in the Automated Required Minimum Distribution Program or in both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program;
(2) you do not take additional withdrawals outside of these two programs; and
(3) your Remaining Annual Benefit Payment for the Contract Year is equal to zero (note: this is only a condition under the following limited circumstances: (i) if you reach the end of the calendar year and (ii) your Annual Benefit Payment or Remaining Annual Benefit Payment was not already increased to equal the required minimum distribution amount);
we will increase your Annual Benefit Payment by the amount of the withdrawals that remain to be taken in that Contract Year under the program or programs in which you are enrolled. This will prevent the withdrawal from exceeding the Annual Benefit Payment. See “Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program with GLWB” below.

Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program with GLWB. Used with the GLWB rider, our Automated Required Minimum Distribution Program can help you fulfill minimum distribution requirements with respect to your Contract without reducing the GLWB Base and Net Purchase Payment Amount on a proportional basis. (Reducing the GLWB Base and Net Purchase Payment Amount on a proportional basis could have the effect of reducing or eliminating the guarantees of the GLWB rider.) The Automated Required Minimum Distribution Program calculates minimum distribution requirements with respect to your Contract and makes payments to you on a monthly, quarterly, semi-annual or annual basis.
Alternatively, you may choose to enroll in both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program (see “WITHDRAWAL PROVISIONS— Systematic Withdrawal Program”). You may choose to do so to help you both fulfill minimum distribution requirements with respect to your Contract and facilitate automated processing of your Annual Benefit Payment
You may only enroll in these programs on or after your Annual Benefit Commencement Date. In order to avoid taking withdrawals that could reduce the GLWB Base and Net Purchase Payment Amount on a proportional basis, withdrawals should not exceed the Annual Benefit Payment each Contract Year. Any amounts above the Annual Benefit Payment that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year. For example, if you enroll in the Systematic Withdrawal Program and elect to receive monthly payments equal to the Annual Benefit Payment, you should also enroll in the Automated Required Minimum Distribution Program and elect to receive your Automated Required Minimum Distribution Program on an annual basis, after the Systematic Withdrawal Program monthly payment in December. If additional amounts are paid out at the end of the calendar year to fulfill minimum distribution requirements, this will reduce the Remaining Annual Benefit Payment for the Contract Year. You should contact the Annuity Service Office to determine if your Systematic Withdrawal Payment amount needs to be adjusted to avoid an Excess Withdrawal that could reduce your GLWB Base and Net Purchase Payment Amount. The total withdrawals under the Systematic Withdrawal Program in the Contract Year cannot exceed an amount equal to the Annual Benefit Payment.
If you enroll in either the Automated Required Minimum Distribution Program or both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program, you should not make additional withdrawals outside the programs. Additional withdrawals may result in the GLWB Base, Net Purchase Payment Amount, and Annual Benefit Payment being reduced. To enroll the Automated Required Minimum Distribution Program and/or the Systematic Withdrawal Program, please contact our Annuity Service Office.
Income Payments (The Income Period)
At any time during the Accumulation Period, you can elect to annuitize under current annuity rates. If you elect to do so, you (unless another payee is named) will receive Income Payments that are fixed as to amount. Annuitization may provide higher income amounts if the current annuity option rates applied to the Account Value on the date payments begin exceed the payments under the GLWB rider. Also, income provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the GLWB rider.  Annuitization is discussed below.
Annuity Date
Under the Contract you can receive regular Income Payments. You can choose the month and year in which those payments begin (the “Annuity Date”). The Annuity Date must not be less than thirteen (13) months from the Issue Date and will be the first day of the calendar month unless, subject to our current established administrative procedures, we allow you to select another day of the month as your Annuity Date. You can change the Annuity Date at any time before the Annuity Date, subject to certain limitations and restrictions that may apply in your state. Income Payments must begin on, or before, the Maturity Date. Please note that in the Contract, the Annuity Date and Maturity Date are the same date.
Maturity Date
The Maturity Date is specified in your Contract at purchase and is the first day of the calendar month following the Annuitant’s 90th birthday or 10 years from the date we issue your Contract, whichever is later. If Income Payments don’t begin on, or before, the Maturity Date, the Contract will be annuitized at the Maturity Date under the Contract’s default Annuity Option, or you can make a complete withdrawal of your Account Value.
You can change or extend your Maturity Date at any time before the Maturity Date with thirty (30) days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm and our current established administrative procedures.) The latest date we will allow you to extend to must be based on the Owner’s age and not the

Annuitant’s age. You must contact us at our Annuity Service Office to make this election. This requirement may be changed by us. Please be aware that once your Contract is annuitized, your beneficiaries are ineligible to receive any death benefit or receive benefits under the GLWB rider.
Since the Maturity Date at the time you  purchase the Contract is the later of the first day of the calendar month following the Annuitant’s 90th birthday or 10 years from Contract Issue, you must make an election  if you would like to extend your Maturity Date to the latest  date permitted (subject to restrictions imposed by your  selling firm, our current established administrative  procedures and applicable state law). Annuitization may provide higher income amounts than the payments under the GLWB rider, depending on the applicable annuity rates and your Account Value on the Maturity Date. Also, income provided by annuitizing under the applicable annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the GLWB rider.  If you extend your Maturity Date to the latest date permitted, and that date is reached, you must elect  one of the following options:  (1) annuitize the Account Value under the Contract’s  annuity provisions, (2) if you are eligible for lifetime withdrawals under the  GLWB rider, elect to receive the Annual Benefit Payment  paid each year until the Covered Person’s death (or the later of Covered Person’s or  Joint Covered Person’s death if Joint Life was elected), or (3) make a complete withdrawal of your Account Value..  If you do not select an Annuity Option or elect to receive payments under the GLWB rider, we will annuitize your contract under the Life Annuity With 10 Years of Income Payments Guaranteed Annuity Option. However, if we do, we will adjust your Income Payment or Annuity Option, if necessary, so your aggregate Income Payments will not be less than what you would have received under the GLWB rider.
Income Payments
You (unless another payee is named) will receive Income Payments during the Income Period. The Annuitant is the natural person(s) whose life we look to in the determination of Income Payments. All Income Payments are fixed as to amount.
The Account Value, less any applicable Premium Taxes on the day immediately preceding the Annuity Date will be used to determine the Income Payment amount. The amount of each Income Payment will be based upon the Annuity Option elected, the Annuitant’s age, the Annuitant’s sex (where permitted by law), and the appropriate Annuity Option table. Your annuity rates will not be less than those guaranteed in your Contract at the time of purchase. If, as of the annuity calculation date, the then current Annuity Option rates applicable to this class of contracts provide an Income Payment greater than that which is guaranteed under the same Annuity Option under the Contract, the greater payment will be made.
Income Payments will be paid as monthly installments or at any frequency acceptable to you and us. If the amount of the Account Value to be applied under an Annuity Option is less than $5,000, we reserve the right to make one lump sum payment equal to the then current Account Value in lieu of Income Payments. If the amount of the Income Payment would be less than $100, we may reduce the frequency of payments to an interval which will result in the payment being at least $100, but with a frequency of no less than annually.
Annuity Options
You can choose among income plans (the “Annuity Options”). You can change it at any time before the death benefit becomes payable or the Annuity Date.
If you do not choose an Annuity Option at the time you purchase the Contract, Option 2, which provides a life annuity with 10 years of guaranteed Income Payments, will automatically be applied.
You can choose one of the following Annuity Options or any other Annuity Option acceptable to us. After Income Payments begin, you cannot change the Annuity Option, subject to the requirements of the Code.
If more than one frequency is permitted under your Contract, choosing less frequent payments will result in each Income Payment being larger. Annuity Options that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant are alive (such as Options 2 and 4 below) result in Income Payments that are smaller than Annuity Options without such a guarantee (such as Options 1 and 3 below). For Annuity Options with a designated period, choosing a shorter designated period will result in each Income Payment being larger.
Option 1. Life Annuity. Under this option, we will make Income Payments so long as the Annuitant is alive. We stop making Income Payments after the Annuitant’s death. It is possible under this option to receive only one Income Payment if the Annuitant dies before the due date of the second payment or to receive only two Income Payments if the Annuitant dies before the due date of the third payment, and so on.
Option 2. Life Annuity With 10 Years of Income Payments Guaranteed. Under this option, we will make Income Payments so long as the Annuitant is alive. If, when the Annuitant dies, we have made Income Payments for less than ten years, we will then continue to make Income Payments to the Beneficiary for the rest of the 10 year period.

Option 3. Joint and Last Survivor Annuity. Under this option, we will make Income Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Income Payments, so long as the survivor continues to live. We will stop making Income Payments after the last survivor’s death.
Option 4. Joint and Last Survivor Annuity with 10 Years of Income Payments Guaranteed. Under this option, we will make Income Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Income Payments, so long as the survivor continues to live. If, at the last death of the Annuitant and the joint Annuitant, we have made Income Payments for less than ten years, we will then continue to make Income Payments to the Beneficiary for the rest of the 10 year period.
We may require proof of the age or sex of an Annuitant before making any Income Payments under the Contract that are measured by the Annuitant’s life. If the age or sex of the Annuitant has been misstated, the amount payable will be the amount that the Account Value would have provided at the correct age or sex. Once Income Payments have begun, any underpayments will be made up in one sum with the next Income Payment or in any other manner agreed to by us. Any overpayments will be deducted first from future Income Payments. No interest will be credited or charged in the event of an underpayment or overpayment.
Upon the death of the last surviving Annuitant, the Beneficiary may choose to continue receiving income payments (if permitted by the Code) or to receive the commuted value of the remaining guaranteed payments. The calculation of the commuted value will be done using the then current Annuity Option rates.
Due to underwriting, administrative or Code considerations, there may be limitations on payments to the survivor under Options 3 and 4 and/or the duration of the guarantee period under Options 2 and 4.
Tax rules with respect to decedent contracts may prohibit the election of Joint and Last Survivor Annuity Options (or income types) and may also prohibit payments for as long as the Owner’s life in certain circumstances.
In addition to the Annuity Options described above, we may offer an additional payment option that would allow your Beneficiary to take distribution of the Account Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of RMDs from IRAs. (See “FEDERAL TAX CONSIDERATIONS.”) We generally intend to make this payment option available to both Qualified Contracts and Non-Qualified Contracts, to the extent allowed under the Code; however, such payment option may be limited to certain categories of beneficiaries. In the event that you purchased the Contract as a Qualified Contract, you must take distribution of the Account Value in accordance with the minimum required distribution rules set forth in applicable tax law. (See “FEDERAL TAX CONSIDERATIONS.”) Under certain circumstances, you may satisfy those requirements by electing an Annuity Option. Upon your death, if Income Payments have already begun under a Qualified Contract, applicable tax law may require that any remaining Income Payments be paid over a shorter period than originally elected or otherwise adjusted to comply with the tax law. If you purchased the Contract as a Non-Qualified Contract, the tax rules that apply upon your death are similar to the tax rules for Qualified Contracts, but differ in some material respects. For example, if you die after Income Payments have already begun under a Non-Qualified Contract, any remaining Income Payments can continue to be paid, provided that they are paid at least as rapidly as under the method of distribution in effect at the time of your death.
Death of Owner During the Income Period
If the Owner (or a Joint Owner), is not the Annuitant, and dies during the Income Period, any remaining guaranteed payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at the time of the Owner’s (or Joint Owner’s) death, but in all events in accordance with applicable tax law requirements. Upon the death of the Owner (or a Joint Owner) during the Income Period, the Beneficiary becomes entitled to exercise the rights of the Owner. If an Owner (or Joint Owner) is the Annuitant and dies during the Income Period, any remaining Income Payments (except under Option 1 or Option 3) will be as specified in the Annuity Option chosen and will continue at least as rapidly as under the method of distribution in effect at the time of the Owner’s (or Joint Owner’s) death, but in all events in accordance with applicable tax law requirements.
PREMIUM AND OTHER TAXES
We reserve the right to deduct from the Purchase Payment or Account Value any taxes relating to the Contract paid by us to any government entity (including, but not limited to, Premium Taxes, Federal, state and local withholding of income, estate, inheritance, other taxes required by law and any new or increased state income taxes that may be enacted into law). Premium taxes generally range from 0.5% to 3.5%. We will determine when taxes relate to the Contract.

We may pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. Generally, it is our practice not to charge Premium Taxes until Income Payments begin.
INCOME TAXES
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
FEDERAL TAX CONSIDERATIONS
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, you should always consult a tax adviser for complete information and advice applicable to your individual situation.
You are responsible for determining whether your purchase of a Contract, withdrawals, Income Payments and any other transactions under your Contract satisfy applicable tax law.
For Federal tax purposes, the term “spouse” refers to the person to whom you are lawfully married, regardless of sex.  The term “spouse” generally will not include individuals who are in a registered domestic partnership or civil union not denominated as marriage under state or other applicable law.
Non-Qualified Annuity Contracts
This discussion assumes the Contract is a “non-qualified” annuity Contract for Federal income tax purposes, that is not held in a tax qualified “plan.” Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” and 457(b) plans. Contracts owned through such plans are referred to below as “qualified” contracts.
Non-Qualified Annuity Contracts Owned by Corporations and Other Legal Entities
Taxes on earnings are deferred until you take money out. Non-qualified annuity Contracts owned by a non-natural person, such as corporations or certain other legal entities (other than a trust that holds the Contract as an agent for a natural person), do not receive tax deferral on earnings.
Withdrawals under the GLWB Rider and Tax Treatment
Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% Federal income tax penalty may apply. See “Surrenders or Withdrawals—Early Distribution” above. The tax treatment of withdrawals under the GLWB rider is uncertain. It is conceivable that the amount of potential gain could be determined based on the GLWB Base under the GLWB rider at the time of the withdrawal, if the GLWB Base is greater than the Account Value (prior to Withdrawal Charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the contract. Consult your tax adviser prior to purchase.
Accumulation
Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, i.e. Surrender, partial withdrawal Income Payments or commutation. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of “natural persons.” A Contract will be treated as held by a natural person even if the nominal owner is a trust or other entity which holds the Contract as an agent for the exclusive benefit of a natural person.
In contrast, a Contract owned by other than a “natural person,” such as a corporation, partnership, trust or other entity (other than a trust holding the Contract as an agent for a natural person), will be taxed currently on the increase in accumulated value in the Contract in the year earned.

Surrenders or Withdrawals—Early Distribution
If you take a withdrawal from your Contract, or Surrender your Contract prior to the date you commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount you receive will generally be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon Surrender of your Contract, your ability to claim any unrecovered purchase payments on your Federal income tax return as a miscellaneous itemized deduction is suspended under the 2017 Tax Cuts and Job Act effective for tax years beginning after December 31, 2017 and before January 1, 2026.
The portion of any withdrawal from an annuity Contract that is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to you reaching age 59½, unless an exception applies. Exceptions include distributions made:
(a)
on account of your death or disability;
(b)
as part of a series of substantially equal periodic payments made at least annually payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated beneficiary; or
(c)
under certain immediate income annuities.
If you receive systematic payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59½ or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) or additional withdrawals from the Contract.
Amounts received as a partial withdrawal may be fully includable in taxable income to the extent of gain in the Contract.
Aggregation
If you purchase two or more deferred annuity Contracts after October 21, 1988, from BLIC (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, you should consult a tax adviser if you are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. An exchange in whole of an annuity for another annuity or for a qualified long-term care insurance policy will generally be a tax-free transaction under Section 1035 of the Code. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange—other than annuity payments made for life, joint lives, or for a term of 10 years or more. If a distribution is made from either contract within the 180-day period after the exchange or the exchange otherwise fails to satisfy other IRS prescriptions, the IRS reserves the right to characterize the exchange in a manner consistent with its substance, based on general tax principles and all the facts and circumstances.  For instance, such distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid.  Some of the ramifications of a partial exchange remain unclear.  You should consult your tax adviser concerning potential tax consequences prior to any partial exchange or split of annuity contracts.
A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if you are considering such a transfer or assignment.
Death Benefit
For non-qualified Contracts, the death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or Income Payments, whichever is applicable). After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether you die before or after the Annuity Starting Date. If you die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death) and the beneficiary must be a natural person. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.
Taxation of Payments in Annuity Form
Payments received from the Contract in the form of an annuity, are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e. accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments you expect to receive based on IRS factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for you. However, it is possible that the IRS could conclude that the taxable portion of Income Payments under a non-qualified Contract is an amount greater—or less—than the taxable amount determined by us and reported by us to you and the IRS.
Once you have recovered the investment in the Contract, further annuity payments are fully taxable. If you die before your investment in the Contract is fully recovered, the balance may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be deducted by your beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date. Once annuity payments have commenced, you may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If you receive payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59½ or within five (5) years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of Income Payments) from the Contract.
If the Contract allows, you may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., “partial annuitization.”) In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity form you elect is payable for at least 10 years or for the life of one or more individuals.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Net Investment Income tax on the lesser of:
(1)
the taxpayer’s “net investment income,” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions); or
(2)
the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying surviving spouses, $125,000 for married couples filing separately, and
$200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.

Qualified Annuity Contracts
Introduction
Currently, the Contract is available for use in connection with Non-Qualified Plans, Traditional IRAs and Roth IRAs. In general, annuity contracts purchased through certain types of retirement plans receive favorable treatment under the Code (“tax qualified plans” or “qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” and 457(b) plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution under qualified plans are limited under the Code.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle you to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give you a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
An IRA Contract will accept as a single purchase payment a transfer or rollover from another IRA (including a SEP or SIMPLE IRA) or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plans.) A rollover or transfer from a SIMPLE IRA is allowed provided that the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, you generally pay income taxes on the full amount of money you receive under the Contract. Withdrawals attributable to any after-tax contributions are your basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings if any). Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If you meet certain requirements, your Roth IRA earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we will withhold is determined by the Code.
Withdrawals Prior to Age 59½
A taxable withdrawal from a qualified Contract which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59½, unless an exception described below applies.
Exceptions to the early distribution penalty for qualified plans include withdrawals or distributions made:
(a)
on account of your death or disability,

(b)
as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated beneficiary and (in the case of certain employer-sponsored qualified plans) you are separated from employment,
(c)
on separation from service after age 55. This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),
(d)
pursuant to a qualified domestic relations order (“QDRO”). This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),
(e)
to pay IRS levies (and made after December 31, 1999),
(f)
to pay deductible medical expenses, or
(g)
in the case of IRAs only, to pay for medical insurance (if you are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above. Other exceptions include certain provisions under the SECURE 2.0 Act of 2022 which may provide the ability to recontribute an “early” distribution to an IRA or employer sponsored qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules.) You should consult your tax adviser to confirm whether an exception applies.
If you receive systematic payments or any other payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59½ or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.
Rollovers and Transfers
Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., you may not transfer it to someone else).
Under certain circumstances, you may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA.
Generally, a distribution may be eligible for rollover. Certain types of distributions cannot be rolled over, such as distributions received on account of:
(a)
minimum distribution requirements, or
(b)
financial hardship; or
(c)
for a period of ten or more years or for life.
Federal income tax law allows you to make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own.  Generally, this limit does not apply to trustee-to-trustee transfers between IRAs.  Because the rollover rules are complex, please consult with your tax adviser before making an IRA rollover.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if you directly transfer a withdrawal from this Contract to another IRA or other qualified plan. Similarly, you may be able to avoid withholding on a transfer into this Contract from an existing qualified plan you may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentages.
Death Benefit
The death benefit in a qualified Contract is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or Income Payments, whichever is applicable).
RMD amounts are required to be distributed from a Qualified annuity Contract (including a contract issued as a Roth IRA) following your death. Congress recently changed the RMD rules for individuals who die after 2019. The after-death RMD rules are complex, and you should consult your tax adviser about how they may apply to your situation.

Effective January 1, 2020, when an IRA owner or participant in a defined contribution plan dies, any remaining interest generally must be distributed within 10 years (or in some cases five years) after his or her death, unless an exception applies. An exception permits an “eligible designated beneficiary” to take distributions over life or a period not exceeding life expectancy, subject to special rules and limitations. An “eligible designated beneficiary” includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and an individual who is not more than 10 years younger than the IRA owner/participant. We may limit available payment options, including limiting any payment option over life, or a period not exceeding life expectancy, to certain categories of eligible designated beneficiary.
Generally, distributions under this exception must start by the end of the year following your death. However, if your surviving spouse is the sole designated beneficiary, distributions may generally be delayed until December 31 of the year you would have attained the Applicable Age (as defined in the chart below), if your Contract permits.
If you die after annuity payments have already begun under a Qualified Contract, any remaining payments under the contract also must be made in accordance with the RMD rules. In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
If your surviving spouse is the sole designated beneficiary of your Traditional or Roth IRA, then your surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death. The beneficiary generally must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Different tax rules may apply if your Beneficiary is not a natural person, such as your estate.
Alternatively, your spouse may be able to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, or he or she may elect to rollover the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.
Additionally, for contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the participant may have rights in the contract. In such a case, the participant may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the contract.
Applicable Age for Required Minimum Distributions (RMD)
As used in this prospectus, “Applicable Age” means the following:
If you…	Your “Applicable Age” is…
Were born on or before June 30, 1949	70½
Were born on or after July 1, 1949 (and attain age 72 prior to January 1, 2023)	72
Attain age 72 on or after January 1, 2023 (and attain age 73 on or before December 31, 2032)	73
Attain age 73 on or after January 1, 2033	75

Required Minimum Distributions During the Owner’s Life
Generally, you must begin receiving RMD amounts from your qualified Contract by the Required Beginning Date. Generally, for retirement plans, the “Required Beginning Date” is April 1 following the latter of:
(a)
the calendar year in which you reach the Applicable Age; or
(b)
the calendar year you retire, provided you do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs) the Required Beginning Date by which you must begin receiving withdrawals is the year in which you attain the Applicable Age even if you have not retired, taking your first distribution no later than April 1 of the year after you reach the Applicable Age.

For all subsequent years, including the first year in which you took your RMD by April 1, you must take the required minimum distribution for the year by December 31st. This will require you to take two distributions in the same calendar year if you wait to take your first distribution until April 1 of the year after attaining the Applicable Age.
A tax penalty (an excise tax) of up to 25% applies to the shortfall of any required minimum distributions you fail to receive.
The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs.
The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If you intend to receive your minimum distributions in the form of Income Payments that are payable over the joint lives of you and a beneficiary or over a guaranteed duration of more than 10 years, be advised that Federal tax law rules may require that, after your death, any remaining payments be made over a shorter period or be reduced after your death to satisfy the RMD rules and avoid the up to 25% excise tax. Other complex rules also apply to RMDs taken in the form of Income Payments. You should consult your own tax adviser as to how these rules affect your own Contract.
Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs. Effective in 2024, similar rules apply to Roth account balances maintained in employer-sponsored qualified plans. As a result, required minimum distribution rules that generally apply under an employer-sponsored qualified plan once you attain your Applicable Age, will not apply to any Roth account balance while you are alive. However, in general, post-death rules with respect to minimum distributions do apply to beneficiaries upon your death.
Additional Information regarding IRAs
Purchase payments
Traditional IRA purchase payments (except for permissible rollovers and direct transfers) are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If you or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If you exceed purchase payment limits you may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. If you exceed purchase payment limits, you may be subject to a tax penalty.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date you reach age 59½ or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent you have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the account balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if you are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the account balance at the date of conversion.
Prior to 2018, contributions made to a Traditional IRA that were converted to a Roth IRA could be recharacterized as made back to the Traditional IRA, if certain conditions were met.  Under a provision of the Tax Cuts and Jobs Act, recharacterization cannot be used to unwind a conversion from a Traditional IRA to a Roth IRA for taxable years beginning after December 31, 2017.  For conversions made to a Roth IRA in 2017, the IRS has issued guidance allowing recharacterizations to be made in 2018.  Please consult your tax adviser.
Additional Federal Tax Considerations
Non-Qualified Annuity Contracts
Changes to Tax Rules and Interpretations
Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.
We reserve the right to amend your Contract where necessary to maintain its status as an Annuity Contract under Federal tax law and to protect you and other Contract owners from adverse tax consequences.
Qualified Annuity Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.
Types of Qualified Plans
The following includes individual account-type plans which may hold an annuity Contract as described in the Prospectus.
IRA
A traditional IRA is established by an individual, under Section 408(a) or 408(b) of the Code. See also Roth IRAs below.
Roth Account
Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA under Section 408A, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts. Contributions to a Roth IRA are limited based on the level of your modified adjusted gross income.
Comparison of Plan Limits for Individual Contributions:
Plan Type	Elective Contribution	Maximum Catch-up Contribution (ages 50-59)	Maximum Catch-Up Contribution (ages 60-63)
IRA	$7,000	$1,000	$1,000
SIMPLE IRA	$16,500 ($17,600 for certain small employer plans)	$3,500 ($3,850 for certain small employer plans)	$5,250
401(k)	$23,500	$7,500	$11,250
SEP/401(a)	(Employer contributions only)
403(b) [TSA]	$23,500	$7,500	$11,250

Plan Type	Elective Contribution	Maximum Catch-up Contribution (ages 50-59)	Maximum Catch-Up Contribution (ages 60-63)
457(b)	$23,500	$7,500	$11,250
Dollar limits are for 2025 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions not to exceed the lesser of $70,000 and 100% of an employee’s compensation for 2025 (reduced by any employee elective contributions). If allowed by the plan, special catch-up provisions may increase the catch-up contribution limit starting in 2025 for participants in 401(k), 403(b), SIMPLE and governmental 457(b) plans who are age 60-63. Certain grandfathered SARSEP plans may also allow for employee contributions, catch-up contributions and, starting in 2025, enhanced catch-up contributions for employees aged 60-63. If allowed under the plan, the elective contribution and the catchup contribution for ages 50-59 (and ages 64 and older) may be increased for certain small employer SIMPLE plans (generally employers with 25 or fewer employees) if certain conditions are met. Consult a tax adviser and consult your plan administrator if you participate in one of these employer-sponsored retirement plans.
Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
SECURE 2.0 Act Considerations
As part of the Consolidated Appropriations Act, 2023, Congress passed the SECURE 2.0 Act of 2022 (the “Act”) which was signed into law on December 29, 2022. The Act includes many provisions updating the Code affecting employer sponsored qualified plans and IRAs, including provisions that become effective immediately and provisions which become effective in later years through 2033. For example, the Act includes provisions affecting required minimum distributions (RMD), certain contribution and other limits affecting IRAs and qualified plans, as well as provisions providing new exceptions to the 10% federal income tax penalty for “early” distributions which may also provide for the ability to recontribute such early distributions to an IRA or qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules.) This prospectus does not attempt to provide a complete discussion of the Act and its provisions. Individuals should consult with a qualified tax adviser.
Annuity Purchase Payments by Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.
YOUR RIGHT TO CANCEL (FREE LOOK)
If you change your mind about owning the Contract, you can cancel it within a certain time period after receiving it. This is known as a “Free Look.” We ask that you submit your request to cancel in writing, signed by you, to us (e.g., the Annuity Service Office) or to the financial professional who sold it. When you cancel the Contract within this Free Look period, we will not assess a Withdrawal Charge. Unless otherwise required by state law, you will receive whatever your Contract is worth on the day that we receive your cancellation request. The amount you receive for a cancellation request submitted to your financial professional will depend on the day that such request is, in turn, provided to us. The amount you receive may be more or less than your Purchase Payment depending upon the Shield Options you allocated your Purchase Payment to during the Free Look period. This means that you bear the risk of any decline in the Account Value of your Contract during the Free Look period. We do not refund any charges or deductions assessed during the Free Look period. In certain states, we are required to give back your Purchase Payment if you decide to cancel your Contract during the Free Look period.
OWNERSHIP PROVISIONS
Owner. You, as the Owner, have all the interest and rights under the Contract. Subject to our administrative procedures, we may also permit ownership by a corporation (a type of non-natural person) or other legal entity.
These rights include the right to:
(a)
change the Beneficiary.
(b)
change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules).
(c)
assign the Contract (subject to limitation).
(d)
change the Income Payments option before the Annuity Date.
(e)
exercise all other rights, benefits, options and privileges permitted by the Contract or us.
The Owner is as designated at the time the Contract is issued, unless changed. You may change the Owner at any time. Any change of Owner is subject to our underwriting requirements in effect at the time of the request. A change of Owner will automatically revoke any prior designation of the Owner.
Joint Owner. The Contract can be owned by Joint Owners, limited to natural persons. Either Joint Owner can exercise all rights under the Contract unless you inform us otherwise as indicated on the Contract Schedule or in a Notice to us. Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary, unless you inform us otherwise. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated on the Contract Schedule or in a Notice to us.
Annuitant. The Annuitant is the natural person(s) on whose life we base Income Payments. The Annuitant is the person designated by you on the Issue Date. You can change the Annuitant at any time prior to the Annuity Date, unless an Owner is not a natural person. Any reference to Annuitant includes any joint Annuitant under an Annuity Option. The Owner and the Annuitant do not have to be the same person except as required under certain sections of the Code. Any change of the Annuitant is subject to our underwriting requirements in effect at the time of the request.
Beneficiary. The person(s) or entity(ies) you name to receive a death benefit payable under the Contract upon the death of the Owner or a Joint Owner, or in certain circumstances, an Annuitant. The Beneficiary is named at the time the Contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before you die by filing a Notice with us. If Joint Owners are named, and unless you tell us otherwise, the surviving Joint Owner will be the primary Beneficiary. Any other primary Beneficiary designation will be treated as the contingent Beneficiary.
Assignment. Our rights as evidenced by a Contract may not be assigned without our written consent and is subject to our approval and underwriting requirements. You may not assign your rights under the Contract after the start of Income Payments. In certain tax markets, assignment of the Contract is prohibited by the Code. If the Contract is assigned absolutely, we will treat it as a change of ownership and all rights will be transferred. We are not bound by any assignment request unless it is in writing and until it is received at our Annuity Service Office. We assume no responsibility for the validity or effect of any assignment. We will not be liable for any payment or other action we take in accordance with the Contract before we record the assignment. Assignments will be effective as of the date the written notice of assignment was signed, subject to all payments made and actions taken by us before a copy of the signed assignment form is received by us at our Annuity Service Office. You should consult your tax adviser regarding the tax consequences of an assignment. An assignment may be a taxable event.
ABANDONED PROPERTY REQUIREMENTS
Every state has unclaimed property laws that generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date, the date the death benefit is due and payable, or such other date as required by state law. Contracts purchased through certain qualified plans, including IRAs and Roth IRAs, may be subject to special or additional abandoned property rules under state law. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call 1-888-243-1932 to make such changes.
SUSPENSION OF PAYMENTS OR TRANSFERS
We may be required to suspend or delay the payment of death benefits, the calculation of income payments, withdrawals and transfers when we cannot obtain an Index Value under the following circumstances:
(i)
the NYSE is closed (other than customary weekend and holiday closings);
(ii)
trading on the NYSE is restricted;
(iii)
an emergency exists such that we cannot value Investment Amounts; or
(iv)
during any other period when a regulator by order, so permits.
WHEN WE CAN CANCEL YOUR CONTRACT
We may terminate your Contract and GLWB rider by paying you the Account Value in one sum if, prior to the Annuity Date the Minimum Account Value after any partial withdrawal is less than $2,000 or any lower amount required by Federal tax laws. Accordingly, no Contract will be terminated due solely to negative Index Performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Value. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA or Roth IRA Contract. We will not terminate any Contract for which the GLWB rider or any guaranteed death benefit is then in effect, if, at the time the termination would otherwise occur, the guaranteed amount remaining under the GLWB rider, or the guaranteed amount under any death benefit, is greater than the Account Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. State variations may apply.
THE INSURANCE COMPANY
Brighthouse Life Insurance Company (“BLIC”)
BLIC is a Delaware stock insurance company originally incorporated in Connecticut in 1863. BLIC is licensed to conduct business in all states of the United States (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S.
BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
THE SEPARATE ACCOUNT
The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. We are obligated to pay all money we owe under the Contracts—such as death benefits and Income Payments—and these obligations are subject to our claims-paying ability. These amounts are not guaranteed by any other party. If the obligation exceeds the assets of the Separate Account, amounts will be transferred to the Separate Account from the General Account. We guarantee all benefits relating to your value in the Shield Option, regardless of whether assets supporting the Shield Option are held in a separate account or our General Account. An owner should look to the financial strength of BLIC for its claims-paying ability. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our General Account. The Separate Account is non-insulated, meaning that all of the assets of the Separate Account are chargeable with the claims of any of our contract owners and are subject to the liabilities arising from any of our other business. BLIC is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

A Purchase Payment made to the Shield Options of the Contract is allocated to the Separate Account. We have exclusive and absolute ownership and control of the assets of the Separate Account. It is a non-unitized separate account. You do not share in the investment performance of assets allocated to the Separate Account. All investment income, gains and losses, whether or not realized, from assets allocated to the Separate Account are borne by BLIC. The obligations under the Contract are independent of the investment performance of the Separate Account and are our obligations.
We will maintain in the Separate Account assets with an aggregate value at least equal to the reserves for all contracts allocated under the Separate Account.
If the aggregate value of such assets in the Separate Account should fall below such amount, we will transfer assets into the Separate Account so that the value of the Separate Account’s assets is at least equal to such amount. Assets supporting reserves for annuity benefits under such contracts, in the course of payment, are supported by BLIC’s General Account and will not be maintained in the Separate Account.
INVESTMENTS BY BLIC
We must invest our assets, including those in the Separate Account, according to applicable state laws regarding the nature, quality and diversification of investments that may be made by life insurance companies. In general, these laws permit investments, within specified limits and subject to certain qualifications, in Federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.
ANNUAL STATEMENT
At least once each calendar year, we will send you a statement that will show:
(i)
your Account Value;
(ii)
all transactions regarding your Contract during the year; and
(iii)
the Investment Amount and interest credited to your Contract.
Such statements will be sent to your last known address on our records. You will have sixty (60) days from the date you receive such statement to inform us of any errors, otherwise such statement will be deemed final and correct.
DISTRIBUTION OF THE CONTRACTS
Brighthouse Securities, LLC (“Brighthouse Securities”) is the principal underwriter and distributor of the securities offered through this prospectus. Brighthouse Securities is our affiliate and its principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Both we and Brighthouse Securities are indirect, wholly owned subsidiaries of BHF. Brighthouse Securities is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Brighthouse Securities is not obligated to take and pay for, and is not required to sell, any specific number or dollar amount of Contracts. Brighthouse Securities, and in certain cases, we, have entered into selling agreements with unaffiliated selling firms for the sale of the Contracts. No selling firms are affiliated with us or Brighthouse Securities. We pay compensation to Brighthouse Securities for sales of the Contracts by selling firms. We also pay amounts to Brighthouse Securities that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Brighthouse Securities’ management team, advertising expenses and other expenses of distributing the Contracts. Brighthouse Securities’ management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with Brighthouse Securities. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
Selling Firms
As noted above, Brighthouse Securities, and in certain cases, we, have entered into selling agreements with selling firms for the sale of the Contracts. Selling firms receive commissions, and may receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under “Additional Compensation for Selected Selling Firms”). These commissions and other incentives or payments are not charged directly to Owners. We intend to recoup commissions and other sales expenses through the charges and deductions under the Contract. A portion of the payments made to selling firms may be passed on to their financial professionals in accordance with the selling firms’ internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Financial professionals of the selling firms may also receive non-cash compensation, pursuant to their firm’s guidelines, directly from us or Brighthouse Securities.
Compensation Paid to Selling Firms. Brighthouse Securities pays compensation to all selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable is 6% of the Purchase Payment. Some selling firms may elect to receive a lower commission when the Purchase Payment is made, along with annual trail commissions up to 1% of Account Value for so long as the Contract remains in effect or as agreed in the selling agreement. We also pay commissions when an Owner elects to begin receiving regular Income Payments. (See “INCOME PAYMENTS—(THE INCOME PERIOD).”) Brighthouse Securities may also provide non-cash compensation items that we may provide jointly with Brighthouse Securities. Non-cash items may include expenses for conference or seminar trips, certain gifts, prizes and awards.
Ask your financial professional for further information about what payments your financial professional and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
Additional Compensation for Selected Selling Firms. Brighthouse Securities has entered into distribution arrangements with certain selected unaffiliated selling firms. Under these arrangements Brighthouse Securities may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which may be an annual flat fee, or in some cases depends on cumulative periodic (usually quarterly) sales of our insurance contracts (including the Contracts) and may also depend on meeting thresholds in the sale of certain of our insurance contracts (other than the Contracts). They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on account values of our insurance contracts (including Account Values of the Contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their financial professionals. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ financial professionals.
The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their financial professionals with an incentive to favor sales of the Contracts over other annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. For more information about any such additional compensation arrangements, ask your financial professional.
Wholesaling Firms
In addition to the distribution arrangements discussed above, Brighthouse Securities has entered into wholesaling agreements with wholesaling firms to provide marketing and training support services to selling firms and the registered representatives of selling firms. These services may include, but not be limited to, training and promotional support for the solicitation, sale and on-going servicing of the Contracts by the selling firms. Brighthouse Securities pays compensation to wholesaling firms in connection with these services.
THE FIXED ACCOUNT
We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix D for more information.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, Surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

REQUESTS AND ELECTIONS
We will treat your request for a Contract transaction, or your submission of the Purchase Payment, as received by us if we receive a request conforming to our administrative procedures or the Purchase Payment at our Annuity Service Office on any Business Day before 4:00 PM Eastern Standard Time or when the NYSE closes, whichever is earlier. We will treat your submission of the Purchase Payment as received by us if we receive it at our Annuity Service Office (or a designee receives it in accordance with the designee’s administrative procedures) on any Business Day before 4:00 PM Eastern Standard Time or when the NYSE closes, whichever is earlier. If we receive the request, or if we (or our designee) receive the Purchase Payment, on any Business Day on or after 4:00 PM Eastern Standard Time or when the NYSE closes, whichever is earlier, then the request or payment will be treated as received on the next day. If you send your Purchase Payment or transaction requests to an address other than the one we have designated for receipt of such Purchase Payment or requests, as indicated in the chart below, we may return the Purchase Payment to you, or there may be a delay in applying the Purchase Payment or processing the transaction. Please direct your requests and elections under your Contract, and inquiries about your Contract, to us as directed below.
Applications when purchasing the Contract, including initial Purchase Payment	P.O. Box 4365 Clinton, IA 52733-4365 Fax: (877) 245-2964 Or through your financial professional
Death Claims	P.O. Box 4330 Clinton, IA 52733-4330 Fax: (877) 245-8163
Income Payments
•Requests to receive regular Income Payments	P.O. Box 4365 Clinton, IA 52733-4365 Telephone: (800) 882-1292 Fax: (877) 246-8424
•Death Claims for Contracts receiving Income Payments	P.O. Box 4364 Clinton, IA 52733-4364 Telephone: (800) 882-1292 Fax: (877) 245-8163
•General requests and elections for Contracts receiving Income Payments	P.O. Box 4363 Clinton, IA 52733-4363 Telephone: (800) 882-1292 Fax: (877) 246-8424
All other requests and elections and general inquiries	P.O. Box 4301 Clinton, IA 52733-4301 Telephone: (888) 243-1932 Fax: (877) 246-8424
Some of the requests for service that may be made by telephone or Internet (www.brighthousefinancial.com) include transfers of your Account Value into Shield Option(s) or the Fixed Account. We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for further information. Some selling firms may restrict the ability of their financial professionals to convey transaction requests by telephone or Internet on your behalf.
We are not a fiduciary and do not provide investment advice or make recommendations regarding insurance or investment products. Ask your financial professional for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial professional, or any financial firm or financial professional with whom you consult for advice, acts on your behalf, not ours. We are not party to any agreement between you and your financial professional. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities.

A request or transaction generally is considered in Good Order if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If you have any questions, you should contact us or your financial professional before submitting the form or request.
We will use reasonable procedures such as requiring certain identifying information, recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your financial professional’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Office.
CONFIRMING TRANSACTIONS
We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
LEGAL PROCEEDINGS
In the ordinary course of business, BLIC, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, BLIC does not believe any such action or proceeding will have a material adverse effect upon the ability of Brighthouse Securities to perform its contract with BLIC or of BLIC to meet its obligations under the contracts.
EXPERTS
Legal matters in connection with Federal laws and regulations affecting the issue and sale of the Contracts described in this prospectus and the organization of BLIC, its authority to issue such Contracts under Delaware law and the validity of the forms of the Contracts under Delaware law have been passed on by legal counsel for BLIC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[TO BE UPDATED BY AMENDMENT] The financial statements of Brighthouse Life Insurance Company incorporated by reference in this Prospectus, have been audited by [ ], an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm, given their authority as experts in accounting and auditing.
STATE VARIATIONS
Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, Free Look rights, age issuance limitations, transfer rights and limitations, the right to reject a Purchase Payment, the requirements for unisex annuity rates and the general availability of certain features. This prospectus describes all the material features of the Contract. If you would like to review a copy of the Contract and any endorsements, contact our Annuity Service Office.

ELECTRONIC DELIVERY
As Owner you may elect to receive electronic delivery of current prospectuses related to the Contract and other Contract related documents. Contact us at our website at www.brighthousefinancial.com for more information and to enroll.
AMENDMENT OF THE CONTRACT
We reserve the right to amend the Contracts to comply with applicable Federal or state laws or regulations. We will notify you in writing of any such amendments.
MISSTATEMENT
We may require proof of the age or sex (where permitted) of the Annuitant, Owner and/or the Beneficiary before making any payments under the Contract that are measured by the Annuitant’s, Owner’s or Beneficiary’s life. If the age or sex of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex.
INFORMATION INCORPORATED BY REFERENCE
[TO BE UPDATED BY AMENDMENT]Under the Securities Act of 1933, BLIC has filed with the SEC a registration statement (the “Registration Statement”) relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and the exhibits and reference is hereby made to such Registration Statement and exhibits for further information relating to BLIC and the Contracts.
We incorporate by reference BLIC’s Annual Report on Form 10-K for the year ended December [ ], as filed with the SEC on [ ] via EDGAR File No. [ ] and Quarterly Report on Form 10-Q for the quarter ended on March 31, 2025, as filed with the SEC on [ ] via EDGAR File No. [ ]. The Annual Report contains additional information about BLIC, including audited financial statements for BLIC’s latest fiscal year.  In addition, all documents subsequently filed by BLIC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) prior to the termination of the offering, are also incorporated by reference into this prospectus. We are not incorporating by reference any documents or information deemed to have been furnished instead of filed under SEC rules, such as current reports on Form 8-K furnished under Item 2.02 or Item 7.01.
If requested, BLIC will furnish, without charge, a copy of any and all of the reports or documents that have been incorporated by reference into this prospectus. You may direct your requests to BLIC at 11225 North Community House Road, Charlotte, NC 28277. The telephone number is 1-888-243-1932. You may also access the incorporated reports and other documents at www.brighthousefinancial.com.
BLIC files periodic reports as required under the Exchange Act (including Form 10-K, 10-Q and 8-K). You may also read and copy any materials that BLIC files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.
DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION
FOR SECURITIES ACT LIABILITIES
Pursuant to applicable provisions of BLIC’s by-laws or internal corporate policies adopted by BLIC or its ultimate parent, the directors, officers and other controlling persons of BLIC and of BLIC’s affiliate and principal underwriter, Brighthouse Securities, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between BLIC and Brighthouse Securities, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities’ distribution of the Contracts.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling BLIC pursuant to the foregoing provisions, BLIC has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

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Appendix A
Index Publishers
BLIC uses the Indices under license from the Indices’ respective publishers. The following information about the Indices is included in this prospectus in accordance with BLIC’s license agreements with the publishers of the Indices:
S&P Opco, LLC requires that the following disclaimer be included in this prospectus:
The S&P 500® is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by affiliates of Brighthouse Financial, Inc., including Brighthouse Services, LLC and Brighthouse Life Insurance Company (collectively, “Brighthouse Financial”). S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Brighthouse Financial. It is not possible to invest directly in an index. Brighthouse Shield Level Pay PlusSM Annuity is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Brighthouse Shield Level Pay PlusSM Annuity or any member of the public regarding the advisability of investing in securities generally or in Brighthouse Shield Level Pay PlusSM Annuity particularly or the ability of the S&P 500® to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Brighthouse Financial with respect to the S&P 500® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® is determined, composed and calculated by S&P Dow Jones Indices without regard to Brighthouse Financial or Brighthouse Shield Level Pay PlusSM Annuity. S&P Dow Jones Indices have no obligation to take the needs of Brighthouse Financial or the owners of Brighthouse Shield Level Pay PlusSM Annuity into consideration in determining, composing or calculating the S&P 500®. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Brighthouse Shield Level Pay PlusSM Annuity. There is no assurance that investment products based on the S&P 500® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500®  INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY BRIGHTHOUSE FINANCIAL, OWNERS OF BRIGHTHOUSE SHIELD LEVEL PAY PLUSSM ANNUITY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500®  OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE BRIGHTHOUSE SHIELD LEVEL PAY PLUSSM ANNUITY REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND BRIGHTHOUSE FINANCIAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Frank Russell Company requires that the following disclaimer be included in this prospectus:
The Brighthouse Shield Level Pay PlusSM Annuity is not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Brighthouse Shield Level Pay PlusSM Annuity or any member of the public regarding the advisability of investing in securities generally or in the Brighthouse Shield Level Pay PlusSM Annuity particularly or the ability of the Russell 2000® Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell 2000® Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000® Index is based. Russell’s only relationship to affiliates of Brighthouse Financial, Inc., including Brighthouse Services, LLC and Brighthouse Life Insurance Company (collectively, “Brighthouse Financial”) is the licensing of certain trademarks and trade names of Russell and of the Russell 2000® Index which is determined, composed and calculated by Russell without regard to
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Brighthouse Financial or the Brighthouse Shield Level Pay PlusSM Annuity. Russell is not responsible for and has not reviewed the Brighthouse Shield Level Pay PlusSM Annuity nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Brighthouse Shield Level Pay PlusSM Annuity.
RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BRIGHTHOUSE FINANCIAL, INVESTORS, OWNERS OF THE BRIGHTHOUSE SHIELD LEVEL PAY PLUSSM ANNUITY OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
MSCI Inc. requires that the following disclaimer be included in this prospectus:
THE BRIGHTHOUSE SHIELD LEVEL PAY PLUSSM ANNUITY IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY AFFILIATES OF BRIGHTHOUSE FINANCIAL, INC. INCLUDING BRIGHTHOUSE SERVICES, LLC, BRIGHTHOUSE LIFE INSURANCE COMPANY, AND BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY (COLLECTIVELY, “BRIGHTHOUSE FINANCIAL”). NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of the Brighthouse Shield Level Pay PlusSM Annuity, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
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Nasdaq, Inc. requires that the following disclaimer be included in this prospectus:
Brighthouse Shield Level Pay PlusSM Annuity is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, Inc. with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, Brighthouse Shield Level Pay PlusSM Annuity. The Corporations make no representation or warranty, express or implied to the owners of Brighthouse Shield Level Pay PlusSM Annuity or any member of the public regarding the advisability of investing in securities generally or in Brighthouse Shield Level Pay PlusSM Annuity particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to Brighthouse Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq-100 Index®, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq® without regard to Licensee or Brighthouse Shield Level Pay PlusSM Annuity. Nasdaq® has no obligation to take the needs of the Licensee or the owners of Brighthouse Shield Level Pay PlusSM Annuity into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Brighthouse Shield Level Pay PlusSM Annuity to be issued or in the determination or calculation of the equation by which Brighthouse Shield Level Pay PlusSM Annuity is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of Brighthouse Shield Level Pay PlusSM Annuity.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF BRIGHTHOUSE SHIELD LEVEL PAY PLUSSM ANNUITY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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Appendix B
Index Substitution Investment Amount Example
The following example illustrates how we would calculate your Investment Amount on a Term End Date when there is an Index substitution. We assume no deductions for the Rider Charge, no withdrawals and a $100,000 Purchase Payment into a Shield Option with a 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%.
Initial Account Value:
Investment Amount at Term Start Date	$100,000
Term	1-Year
Initial Index	S&P 500® Index
S&P 500® Index Index Value on Term Start Date	1,400
Cap Rate	10%
Shield Rate	10%
On date of Index Substitution halfway through the Term:
Index substitution
Number of days since Term Start Date	183
Index Value for S&P 500® Index	1,330
Index Performance for S&P 500® Index(1)	–5%
Substituted Index	Russell 2000® Index
Index Value for Russell 2000® Index on substitution date	1,250
Calculation of Investment Amount at Term End Date:
Index Value for Russell 2000® Index	1,375
Index Performance for S&P 500® Index(1)	–5%
Index Performance for Russell 2000® Index(2)	10%
Total Index Performance for the Term(3)	4.5%
Cap Rate	10%
Shield Rate	10%
Performance Rate(4)	4.5%
Performance Rate Adjustment(5)	$4,500
Investment Amount at Term End Date(6)	$104,500

The following notes to the tables above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Index substitution. Index Performance is calculated as follows:
(1330 [Index Value at date of substitution] — 1400 [Index Value at Term Start Date])
÷ 1400 [Index Value at Term Start Date]) = –5%
(2)
Index Performance is equal to the percentage change in the Index Value measured from the date of the Index substitution to the Term End Date. Index Performance is calculated as follows:
(1375 [Index Value at Term End Date] — 1250 [Index Value at date of the substitution])
÷ 1250 [Index Value at date of substitution]) = 10%
(3)
Since there was an Index substitution from the S&P 500® Index (initial Index) to the Russell 2000® Index (substituted Index), the Total Index Performance for the Term is equal to the S&P 500® Index Value at the Index substitution date
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divided by the S&P 500® Index Value at the Term Start Date multiplied by the Russell 2000® Index Value at the Term End Date divided by the Russell 2000® Index Value at the substitution date –1. Total Index Performance for the Term is calculated as follows:
(initial Index at Index substitution date ÷ initial Index at Term Start Date)
x (substituted Index at Term End Date ÷ substituted Index at substitution date) –1
(1330÷1400) x (1375÷1250) –1= 4.5%
(4)
The Performance Rate is equal to the Index Performance (4.50%) because the total Index Performance for the Term is greater than zero and less than the Cap Rate.
(5)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$100,000 [Investment Amount at Term Start Date] x 4.5% [Performance Rate] = $4,500
(6)
The Investment Amount at Term End Date is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. The Investment Amount at Term End Date is calculated as follows:
$100,000 [Investment Amount at Term Start Date] + $4,500 [Performance Rate Adjustment] = $104,500
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Appendix C
Return of Premium Death Benefit Example
The purpose of this example is to illustrate the operation of the Return of Premium death benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the allocation made by an Owner and the Index Performance for the Shield Options chosen. The examples do not reflect the deduction of fees and charges, if any, Withdrawal Charges or income taxes and tax penalties.
Return of Premium Death Benefit
The purpose of this example is to show how partial withdrawals reduce the Return of Premium death benefit proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal.
		Date	Amount
A	Purchase Payment	Issue Date	$100,000
B	Account Value	First Contract Anniversary	$90,000
C	Death Benefit	First Contract Anniversary	$100,000 (= greater of A and B)
D	Withdrawal	One Day after the First Contract Anniversary	$9,000
E	Percentage Reduction in Account Value	One Day after the First Contract Anniversary	10% (= D/B)
F	Account Value after Withdrawal	One Day after the First Contract Anniversary	$81,000 (= B-D)
G	Purchase Payment Reduced for Withdrawal	One Day after the First Contract Anniversary	$90,000 (= A-(A × E))
H	Death Benefit	One Day after the First Contract Anniversary	$90,000 (= greater of F and G)
Notes to Example.
Purchaser is age 60 at issue.
The Account Values on the First Contract Anniversary and One Day after the First Contract Anniversary are assumed to be equal prior to the withdrawal.
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Appendix D
The Fixed Account
The Fixed Account is a funding option that may be available and is part of BLIC’s General Account assets. These General Account assets include all assets of BLIC other than those held in the Separate Accounts sponsored by BLIC or its affiliates.
Any interest in the Fixed Account is not a security under the Securities Act of 1933 and the Fixed Account is not registered under or regulated by the Investment Company Act of 1940. Accordingly, the Fixed Account is not offered by virtue of the prospectus. The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
Under the Fixed Account, BLIC assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Income Payment. We guarantee that, at any time, the Fixed Account Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable Premium Taxes or prior withdrawals.
Account Value allocated to the Fixed Account and any transfers made to the Fixed Account become part of BLIC’s General Account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Investment Amounts into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the Minimum Guaranteed Interest Rate specified in your Contract. The General Account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.
Investment income from the Fixed Account allocated to us includes compensation for risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.
We guarantee that for the life of the Contract interest credited to your Fixed Account Value during the Interest Rate Term beginning on the Issue Date will not be accumulated at less than the Minimum Guaranteed Interest Rate allowed by state law. The current Minimum Guaranteed Interest Rate applicable to any Contract will not be less than 1%. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the Minimum Guaranteed Interest Rate at our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the Minimum Guaranteed Interest Rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.
For renewals into the Fixed Account, the new guaranteed interest rate will be declared for each subsequent Interest Rate Term. At the Interest Rate Term End Date, the Fixed Account Value will automatically be renewed into the same Interest Rate Term, with the new interest rate, unless otherwise instructed by you. If the Fixed Account is not available at the end of the existing Interest Rate Term, these amounts will automatically transfer into the Shield Option with the lowest Cap Rate from the Shield Options available at the end of the Interest Rate Term unless otherwise instructed by you. You have the Transfer Period to notify us that you want to transfer some or all of your Fixed Account Value to a new Shield Option(s).
Fixed Account Value. We credit interest to the portion of the Account Value allocated to the Fixed Account. (See “Interest Crediting” below.) The Fixed Account is part of our General Account. We guarantee that the interest credited to your initial allocation to the Fixed Account during the Interest Rate Term beginning on the Issue Date will not be accumulated at less than the Minimum Guaranteed Interest Rate. Thereafter, we will declare an interest rate as of each Contract Anniversary for the duration of the Interest Rate Term and such rate will not be less than the Minimum Guaranteed Interest Rate. If the declared interest rate equals the Minimum Guaranteed Interest Rate, we reserve the right to restrict transfers and allocations into the Fixed Account.
The initial Fixed Account Value is the amount initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals: (a) the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, as applicable, including any transfers; plus (b) any interest credited by us; less (c) the amount of any withdrawals (including any Rider Charge and any applicable Withdrawal Charges); and less (d) any Premium or Other Taxes, if applicable.
Interest Crediting. Interest will be compounded and credited to the Fixed Account at an annual effective interest rate declared by us. Interest will be credited on amounts allocated to the Fixed Account through the effective date such amounts are withdrawn or transferred from the Fixed Account.
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Important terms that will help you understand this Appendix D:
Interest Rate Term. The Interest Rate Term is the length of time over which the current interest rate is guaranteed. The minimum Interest Rate Term depends on the date your Contract is issued but will not be less than one (1) year. No Interest Rate Term will extend beyond the Annuity Date.
Fixed Account Value. The Fixed Account Value at the end of the Interest Rate Term.
Transfers. During the Accumulation Period you may only make a transfer to the Fixed Account and to a new Shield Option(s) during the Transfer Period. The effective date of such transfer is the first day of the Interest Rate Term and/or a Term(s) in which the transfer is made.
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Appendix E
Guaranteed Lifetime Withdrawal Benefit Examples
The purpose of these examples is to illustrate the operation of the GLWB rider. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the allocation made by an Owner and the Index Performance for the Shield Options chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges or income taxes and tax penalties. The GLWB rider does not establish or guarantee an Account Value or minimum return for any Shield Option. The GLWB Base cannot be taken as a lump sum. Values are rounded for display purposes only.
GLWB Base
The initial GLWB Base is equal to your initial Purchase Payment. The GLWB Base may increase by any Automatic Step-Ups, as described below. For Market Growth with Rollup, the GLWB Base may also increase by the Rollup Rate, if applicable. The GLWB Base may be reduced for certain types of withdrawals, as described below.
A. Withdrawals
Withdrawals Prior to the Annual Benefit Commencement Date
There is no Annual Benefit Payment prior to the Annual Benefit Commencement Date, so any withdrawal that occurs prior to the Annual Benefit Commencement Date is an Early Withdrawal and will decrease the GLWB Base in the same proportion that the withdrawal reduces the Account Value. This proportional adjustment is calculated using the amount of the withdrawal divided by the Account Value prior to the withdrawal.
Example:
Assume you make an initial Purchase Payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Base would be $100,000. Assume due to poor market performance your Account Value is reduced to $80,000 and you decide to make a $10,000 withdrawal. Since this withdrawal is made prior to the Annual Benefit Commencement Date, there will be a proportional adjustment to the GLWB Base. The proportional adjustment is equal to your withdrawal amount ($10,000) divided by your Account Value before such withdrawal ($80,000), which equals 12.5%. Your GLWB Base would be reduced to $87,500 ($100,000 reduced by 12.5%).
Withdrawals After the Annual Benefit Commencement Date
A “Non-Excess Withdrawal” is a withdrawal that does not exceed, or cause the cumulative withdrawals for the current Contract Year to exceed, the Annual Benefit Payment. Non-Excess Withdrawals do not reduce the GLWB Base, but reduce your Account Value by the amount of each withdrawal.
An “Excess Withdrawal” is a withdrawal that exceeds, or causes the cumulative withdrawals for the current Contract Year to exceed, the Annual Benefit Payment. An Excess Withdrawal is the portion of a withdrawal (including Withdrawal Charges and any charges added to the Contract by Rider applicable to the withdrawal) from the Account Value that causes the cumulative withdrawals to exceed the Annual Benefit Payment in that Contract Year and includes any subsequent withdrawals that occur in that Contract Year. Any Excess Withdrawal(s), and any subsequent withdrawals that occur in that Contract Year, will result in a proportional adjustment to the GLWB Base.
The GLWB Base is multiplied by the applicable Withdrawal Rate while the Account Value is greater than zero to determine your Annual Benefit Payment. The GLWB Base is multiplied by the applicable Lifetime Guarantee Rate to determine your Annual Benefit Payment if your Account Value is reduced to zero and lifetime payments are to begin.
Withdrawal and Lifetime Guarantee rates are based on the Covered Person’s age (or oldest Covered Person’s age for Joint Life election) at the time of commencement, the Contract Year from the Issue Date and the election of Single or Joint Life Income.
Example:
Assume you make an initial Purchase Payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Base would be $100,000. Also assume the Withdrawal Rate is 5%, making your Annual Benefit Payment $5,000 ($100,000 x 5%).
Non-Excess Withdrawals
You decide to make a $5,000 withdrawal. Since this withdrawal is made after the Annual Benefit Commencement Date and does not exceed the Annual Benefit Payment of $5,000, your GLWB Base of $100,000 is not reduced by such withdrawal.
E-1

Excess Withdrawals
Assume due to poor market performance your Account Value is reduced from $100,000 to $80,000 and you decide to make a $10,000 withdrawal, which reduces your Account Value to $70,000 ($80,000 – $10,000). As noted above, also assume that the Withdrawal Rate is 5%, making your Annual Benefit Payment $5,000 ($100,000 (your GLWB Base) x 5%). Since your $10,000 withdrawal exceeds your Annual Benefit Payment of $5,000, there will be a proportional adjustment to your GLWB Base. The proportional adjustment is equal to the excess withdrawal amount ($5,000) divided by the Account Value before such withdrawal ($80,000), which equals 6.25%. Therefore, because 6.25% of $100,000 (the GLWB Base) is $6,250, the GLWB Base would be reduced by $6,250—i.e., from $100,000 to $93,750. In addition, after such withdrawal, the Annual Benefit Payment would be reset equal to $4,687.50 (5% x $93,750).
B. Automatic Step-Up
On each Contract Anniversary prior to your 91st birthday, an Automatic Step-Up will occur if the Account Value on that date exceeds the GLWB Base immediately before the Automatic Step-Up. An Automatic Step-Up: (1) increases the GLWB Base to the Account Value; and (2) increases the Annual Benefit Payment to equal the Withdrawal Rate multiplied by the GLWB Base after the Automatic Step-Up. We will deduct the Rider Charge from the Account Value before we compare the Account Value to the GLWB Base.
Example:
Assume you make a Purchase Payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Base would be $100,000. Also assume you have reached your Annual Benefit Commencement Date resulting in a Withdrawal Rate of 5% and an Annual Benefit Payment of $5,000 ($100,000 x 5%). At the first Contract Anniversary, assume your Account Value has increased to $110,000 due to good market performance. The Automatic Step-Up will increase the GLWB Base from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).
At the second Contract Anniversary, assume your Account Value has increased to $120,000 due to good market performance. The Automatic Step-Up will increase the GLWB Base from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).
On the third through the eighth Contract Anniversaries, assume your Account Value does not exceed the GLWB Base due to poor market performance and no Excess Withdrawals are made. No Automatic Step-Up will take place on any of the third through eighth Contract Anniversaries.
At the ninth Contract Anniversary, assume your Account Value has increased to $150,000 due to good market performance, which is greater than the GLWB Base immediately before the Contract Anniversary. The Automatic Step-Up will increase the GLWB Base from $120,000 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 x 5%).
C. Rollup Rate (for Market Growth with Rollup only)
On each Contract Anniversary within the first ten Contract Years, if no withdrawals occurred in the previous Contract Year, the GLWB Base will be increased by an amount equal to the Rollup Rate multiplied by the Net Purchase Payment Amount before such increase.
The GLWB Base will not be increased by the Rollup Rate if: (1) a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or (2) after the first ten Contract Years. The Rollup Rate is applied before deducting any Rider Charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary.
Example:
Assume you make a Purchase Payment of $100,000. Your initial Account Value would be $100,000, your initial Net Purchase Payment Amount would be $100,000 and your initial GLWB Base would be $100,000. If your Rollup Rate is 5%, your GLWB Base will increase by 5% of the Net Purchase Payment Amount on each contract anniversary for the first ten Contract Years, provided that no withdrawals occur in the previous Contract Year. If a withdrawal is not taken in the first Contract Year, your GLWB Base would increase to $105,000 ($100,000 + ($100,000 x 5%)).
If a withdrawal is taken in any Contract Year during the first ten Contract Years, the GLWB Base would not be increased by the Rollup Rate on the following Contract Anniversary. After the first ten Contract Years, the GLWB Base is not increased by the Rollup Rate.
E-2

Illustrative GLWB Example
The two graphs below are illustrations that incorporate several concepts of the GLWB rider.
Please note:
• Both graphs assume no withdrawals occur until after the Annual Benefit Commencement Date.
• The second graph assumes no withdrawals occur until after the first ten Contract Years for Market Growth with Rollup.
• Both graphs assume Account Value fluctuation in order to illustrate Automatic Step-Ups, followed by Account Value decline, reducing to zero in order to illustrate lifetime income payments.
• The second graph shows the “GLWB Base had Automatic Step-Ups not occurred” for the purpose of illustrating the impact of Automatic Step-Ups only (i.e., GLWB Base only increased by the Rollup Rate).

E-3

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
BRIGHTHOUSE SHIELD LEVEL PAY PLUSSM ADVISORY ANNUITY
Brighthouse Shield Level Pay PlusSM Advisory Annuity is an individual single premium deferred index-linked annuity contract (the “Contract”) issued by Brighthouse Life Insurance Company (“BLIC”, “we”, “our” or “us”). This means additional purchase payments will not be accepted.
This Contract is available for use in connection with Non-Qualified Plans, Traditional IRAs and Roth IRAs. BLIC is located at 11225 North Community House Road, Charlotte, NC 28277. The telephone number is 1-888-243-1932. Brighthouse Securities, LLC, 11225 North Community House Road, Charlotte, NC 28277, is the principal underwriter and distributor of the Contracts.
Please read the prospectus carefully before investing and keep it for future reference. This prospectus includes important information including a description of all material features, rights and obligations of the Contract. BLIC’s obligations under the Contract are subject to our financial strength and claims-paying ability. The investment options under the Contract include (1) the various Shield Options which credit positive, negative, or zero interest based on the performance of an underlying index, and provide certain protections in that BLIC will absorb specified levels of negative index returns; and (2) the Fixed Account, if available, which guarantees principal and interest. The Contract also includes a GLWB rider which guarantees that an Owner will receive lifetime income regardless of market performance. However, investors should carefully weigh the benefits of the GLWB rider against the Rider Charge and in light of the other protections offered by the Shield Options available under the Contract. The circumstances under which you receive benefits under the GLWB rider may be limited.
The currently offered Shield Options provide that we will absorb losses at least equal to 10%, 15%, and 25%. Under these Shield Options, the maximum amount of loss you could experience due to negative index performance at the end of a Term, after taking into account these levels of protection, would be: 90% for 10% downside protection; 85% for 15% downside protection; and 75% for 25% downside protection. We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available that offers downside protection, although it may not be substantially similar to one of the currently available Shield Options.  In return for downside protection, we may limit positive index gains for the Shield Options.
Each Shield Option also has a Rate Crediting Type (the Cap Rate, Step Rate, or Step Rate Edge), which are the ways in which we calculate any positive interest credited based on the performance of the underlying Index. We limit the amount you can earn on a Shield Option through the Rate Crediting Type. The Minimum Guaranteed Cap Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 2% for Shield Options with a 1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield Options with a 6-Year Term. The Minimum Guaranteed Step Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 1.5%. The Minimum Guaranteed Edge Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 1.5%.
The Contract is a complex investment. Investment in the Contract involves investment risks, including potential loss of principal. You should not buy this Contract if you are not willing to assume these investment risks.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract permits ongoing withdrawals from the Shield Options prior to the Term End Date. However, the Contract may not be appropriate for you if you plan to take withdrawals from a Shield Option prior to the end of the Term End Date, especially if you plan to take ongoing withdrawals such as required minimum distributions or withdrawals to pay advisory fees. Withdrawals (including required minimum distributions (“RMDs”) and withdrawals to pay advisory fees) and Surrenders may be subject to income taxes and income tax penalties if taken before age 59½ and, if taken from the Shield Options before the end of a Term, may be based on an Interim Value calculation. In extreme circumstances, you could lose up to 100% of the value of the Shield Option if you make a withdrawal or Surrender from the Shield Options before the Term End Date. If you do intend to take ongoing withdrawals under the Contract, particularly from a Shield Option during the Term, you should consult with a financial advisor about whether the Contract is appropriate for you.

If you are a new investor in the Contract, you may cancel the Contract within 10 days after receiving it without paying fees or penalties by mailing or delivering the Contract to either us or the financial advisor who sold it.  In some states the period may be longer.  Upon cancellation, you will either receive a full refund of the amount you paid with your application or your total Account Value (although we will apply an Interim Value calculation). You should review this prospectus or consult with your financial advisor, for additional information about the specific cancellation terms that apply.
Currently, you may purchase the Contract only if you are a participant in an account established under a fee-based program sponsored and maintained by a broker-dealer or other financial intermediary we approve (a “financial advisor”). Subject to our administrative procedures, you may authorize your financial advisor to take withdrawals on your behalf, which may be used to pay fees and expenses associated with your fee-based program (together, “advisory fees”). These fees are separate from and in addition to any fees and charges you may pay under the Contract, and they will reduce your Account Value and death benefit (perhaps by more than the amount withdrawn) under the Contract. If you authorize your financial advisor to withdraw amounts from your Contract to pay for advisory fees, such fee deduction will be treated as a withdrawal and subject to our standard withdrawal provisions. Like any other withdrawal, withdrawals to pay advisory fees are subject to the same conditions and risks as are summarized above with respect to withdrawals generally, and as are described in detail in “WITHDRAWAL PROVISIONS.” You should note that even relatively small withdrawals taken periodically can have a significant aggregate impact and could cause significant reductions to your Account Value and the death benefit (perhaps by more than the amount withdrawn), as well as to the Performance Rate Adjustment on the Term End Date. Withdrawals of taxable amounts will be subject to ordinary federal and state income tax and, under certain circumstances, may also be subject to a 10% federal income tax penalty. See “FEDERAL TAX CONSIDERATIONS.”
Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense. Mutual funds, annuities and insurance products are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government agency. You may lose money invested in the Contract.
The Contracts may be distributed through broker-dealers that have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts are not deposits or obligations of, or guaranteed by such institutions or any Federal regulatory agency. Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
The principal underwriter of the Contract is Brighthouse Securities, LLC. The offering of the Contract is intended to be continuous.
Prospectus dated [TO BE UPDATED BY AMENDMENT]

3

4

Special Terms
In this prospectus, the following capitalized terms have the indicated meanings:
Account Value. The total of the Fixed Account Value and the value of the Shield Option(s) under the Contract during the Accumulation Period.
Accrued Cap Rate. The portion of the Cap Rate that has accrued from the Term Start Date to any day within the Term. This is the maximum Index Performance that may be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is greater than zero. The Accrued Cap Rate is equal to the Cap Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term.
Accrued Edge Rate.    The portion of the Edge Rate that has accrued from the Term Start date to any day within the Term. This is the rate that will be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is equal to or greater than the Shield Rate. The Accrued Edge Rate is equal to the Edge Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term.
Accrued Shield Rate. The portion of the Shield Rate that has accrued from the Term Start Date to any day within the Term. This is the amount that will be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is less than zero. The Accrued Shield Rate is equal to the Shield Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term.
Accrued Step Rate. The portion of the Step Rate that has accrued from the Term Start Date to any day within the Term. This is the rate that will be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is equal to or greater than zero. The Accrued Step Rate is equal to the Step Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term.
Accumulation Period. The period prior to the Annuity Date.
Annual Benefit Commencement Date.     The date you start taking Annual Benefit Payment withdrawals as provided by the GLWB rider.
Annual Benefit Payment.    Represents the maximum amount that may be withdrawn each Contract Year while Account Value is greater than zero and the amount of annual lifetime payments that would be made once Account Value is reduced to zero. The manner in which the Annual Benefit Payment is calculated depends on your Account Value. If the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base, by multiplying your GLWB Base by the Withdrawal Rate. However, if the Account Value is reduced to zero, the Annual Benefit Payment is calculated by multiplying your GLWB Base by another specified rate, the Lifetime Guarantee Rate. The Withdrawal Rates and Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement.
Annuitant. The natural person(s) listed on the Contract Schedule on whose life Income Payments are based. Any reference to Annuitant will also include any Joint Annuitant under an Annuity Option.
Annuity Date. A date on which you choose to begin receiving Income Payments. If we agree, you may change the Annuity Date, subject to certain requirements. If you do not choose an Annuity Date, the Annuity Date will be the Annuity Date indicated on the Contract Schedule.
Annuity Service Office. The office indicated on the Contract Schedule to which notices and requests must be sent, or as otherwise changed by notification from us.
BLIC (“we,” “us,” “our”).    Brighthouse Life Insurance Company.
Beneficiary. The person(s) or entity(ies) you name to receive a death benefit payable under the Contract upon the death of the Owner or a Joint Owner, or in certain circumstances, an Annuitant.
Brighthouse Securities. Brighthouse Securities, LLC.
Business Day. Our “business day” is generally any day the New York Stock Exchange (NYSE) is open for regular trading. For purposes of receipt of Notice for administrative requests and transactions, a Business Day ends at the earlier of 4:00 PM Eastern Standard Time or when the NYSE closes. If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a Business Day.
Cap Rate.    The maximum rate that may be credited at the Term End Date based on Index Performance. The Cap Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Code. The Internal Revenue Code of 1986, as amended, and all related laws and regulations, which are in effect during the term of the Contract.
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Contract. The legal agreement between you and BLIC. It contains relevant provisions of your deferred annuity.
Contract Anniversary. An anniversary of the Issue Date of the Contract.
Contract Schedule. The schedule attached to your Contract.
Contract Year. A one-year period starting on the Issue Date and on each Contract Anniversary thereafter.
Death Benefit Amount.    For Owners age 81 or older at the Issue Date of the Contract, the standard death benefit is the Account Value. For Owners age 80 or younger at the Issue Date of the Contract, the standard death benefit (known as the Return of Premium death benefit) is the greater of the Account Value or your Purchase Payment (reduced proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal (including any withdrawals to pay for advisory fees)). Rider Charges will reduce any Account Value death benefit, but will not reduce any death benefit based on return of Purchase Payment. The Death Benefit Amount is determined as of the end of the Business Day on which we have received Notice of due proof of death and an acceptable election for the payment method.
Earliest Annual Benefit Commencement Date.    The earliest specified date we will permit for your Annual Benefit Commencement Date. The Earliest Annual Benefit Commencement Date is specified in your GLWB Supplement.
Early Withdrawal.     Any withdrawal from Account Value taken prior to the Annual Benefit Commencement Date. An Early Withdrawal will reduce the GLWB Base and Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that such withdrawal reduces the Account Value, which could be more than the dollar amount of the Early Withdrawal. The Rider Charge does not constitute an Early Withdrawal.
Edge Rate.    The rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. The Edge Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, it is not an annual rate. A Shield Option with an Edge Rate may also be referred to as a “Shield Option with Step Rate Edge” in the prospectus.
ERISA.    Employee Retirement Income Security Act of 1974, as amended.
Excess Withdrawal.     After the Annual Benefit Commencement Date, the portion of a withdrawal that causes the cumulative withdrawals to exceed the Annual Benefit Payment in that Contract Year and includes any subsequent withdrawals that occur in that Contract Year. Any Excess Withdrawal will reduce the GLWB Base and Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that such withdrawal reduces the Account Value, which could be more than the dollar amount of the Excess Withdrawal. The Rider Charge does not constitute an Excess Withdrawal.
Exchange Act. Securities Exchange Act of 1934, as amended.
FDIC. Federal Deposit Insurance Corporation.
FINRA. Financial Industry Regulatory Authority.
Fixed Account. An account, if available, that consists of all of the assets under the Contract other than those in the Separate Account. You may allocate your Purchase Payment or transfer your Investment Amount to the Fixed Account, and you may make a transfer into or out of the Fixed Account. The Fixed Account is part of the General Account assets of BLIC.
Fixed Account Value.    The initial Fixed Account Value is the amount of your Purchase Payment initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals: (a) the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, including any transfers, whichever is applicable; plus (b) any interest credited by us; less (c) the amount of any withdrawals (including any applicable Rider Charge and any withdrawals to pay for advisory fees); and less (d) any Premium Tax or other taxes, if applicable.
Free Look.    If you change your mind about owning the Contract, you may cancel the Contract within 10 days after receiving it by mailing or delivering the Contract to either us or the financial advisor who sold it. This is known as a “Free Look.” In some states this period may be longer. Not all Contracts issued are subject to Free Look provisions under state law. We ask that you submit your request to cancel in writing, signed by you, to us (e.g., the Annuity Service Office) or to the financial advisor who sold it. Unless otherwise required by state law, you will receive whatever your Contract is worth on the day that we receive your cancellation request. The amount you receive may be more or less than your Purchase Payment depending upon the Shield Options you allocated your Purchase Payment to during the Free Look period. This means that you bear the risk of any decline in the Account Value of your Contract during the Free Look period. We do not refund any charges or deductions assessed during the Free Look period. In certain states, we are required to give back your Purchase Payment if you decide to cancel your Contract during the Free Look period.
General Account. Comprised of BLIC’s assets, other than assets in any separate accounts it may maintain.
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Good Order. A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Shield Options, or the Fixed Account if applicable, affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial advisor before submitting the form or request.
Guaranteed Lifetime Withdrawal Benefit (GLWB).     A living benefit rider that is automatically included with your Contract on the Issue Date. We may also refer to this as the “GLWB rider” or “Brighthouse Pay Plus Rider” in the prospectus and the “Rider” in the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider attached to your Contract.
GLWB Base.     The amount that we use to determine your Annual Benefit Payment, and is also the amount to which the Rider Fee Rate, a percentage that is specified in your GLWB Supplement, is applied to determine the Rider Charge. On the Issue Date, the initial GLWB Base is equal to the Purchase Payment. The GLWB Base cannot be withdrawn in a lump sum or paid as a death benefit.
GLWB Supplement.     The supplement that must accompany this prospectus which contains the Rider Charge, Withdrawal Rates, Lifetime Guarantee Rates, Lifetime Withdrawal Age, Earliest Annual Benefit Commencement Date, allocation options available after the Annuity Benefit Commencement Date, and Rollup Rate, if applicable, to your GLWB rider and Contract. The rates, Rider Charge, Lifetime Withdrawal Age, Earliest Annual Benefit Commencement Date, and allocation options available after the Annual Benefit Commencement Date will not change with respect to your specific Contract, except that a particular Allocation Option may not be available for you to transfer your Investment Amount or Fixed Account Value into after a Term End Date or the Interest Rate Term End Date. We publish any changes to the GLWB Supplement at least seven calendar days before they take effect on our website at [TO BE UPDATED BY AMENDMENT]. The GLWB Supplement is also filed on EDGAR at  www.sec.gov pursuant to Rule 424(b)(2) under the Securities Act of 1933, as a 424B2 form type filing [TO BE UPDATED BY AMENDMENT].
Income Payments. A series of payments made by us during the Income Period, which we guarantee as to dollar amount.
Income Period. A period starting on the Annuity Date during which Income Payments are payable.
Index (Indices).   The underlying index associated with a Shield Option which is used to determine the Index Performance on a Term End Date. We currently offer Shield Options with indices based on the performance of securities. In the future we may offer Shield Options based on other types of Indices. We may also add other indices at our discretion.
Index Performance. The percentage change in the Index Value measured from the Term Start Date to any day, including the Term End Date, within the Term. Index Performance can be positive, zero or negative.
Index Value. The Index Value of an Index, on a Business Day, is the published closing value of the Index on that Business Day. The Index Value on any day that is not a Business Day is the value as of the prior Business Day. If an Index Value is not published on a Business Day, the closing Index Value on the next Business Day on which the Index Value is published will be used.
Interest Rate Term.  The length of time over which the current Fixed Account interest rate is guaranteed. No Interest Rate Term will extend beyond the Annuity Date. The minimum Interest Rate Term depends on the date your Contract is issued but will not be less than one (1) year.
Interest Rate Term End Date. The Contract Anniversary on which an Interest Rate Term ends.
Interest Rate Term Start Date. The Contract Anniversary on which an Interest Rate Term is established. If chosen at issue, the initial Interest Rate Term Start Date begins on the Issue Date or otherwise it will begin on the first Contract Anniversary on which you allocate to the Fixed Account.
Interim Value. For each Shield Option, the value we assign on any Business Day prior to the Term End Date. During the Transfer Period, the Interim Value of each Shield Option is equal to the Investment Amount at the Term End Date in that Shield Option. The Interim Value is the amount that is available for annuitization, death benefits, withdrawals and Surrenders.
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Investment Amount. The Investment Amount, for any Shield Option, is the amount that is allocated to the Shield Option at the Term Start Date, reduced proportionately for any withdrawals at the time of such withdrawals (including any applicable Rider Charge and any withdrawals to pay for advisory fees) by the same percentage that the withdrawal reduces the Interim Value attributable to that Shield Option, and then, at Term End Date, adjusted by the Performance Rate. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option.
Issue Date.     The date the Contract is issued. For purposes of the GLWB rider, the Issue Date is also the date the GLWB rider is issued. Please note that we refer to this as the “Rider Issue Date” in the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider attached to your Contract.
Joint Annuitant. If there is more than one Annuitant, each Annuitant will be a Joint Annuitant of the Contract.
Joint Owner. If there is more than one Owner, each Owner will be a Joint Owner of the Contract. Joint Owners are limited to natural persons.
Lifetime Withdrawal Age.    The age you must attain before you may begin receiving Annual Benefit Payment withdrawals. The Lifetime Withdrawal Age is specified in your GLWB Supplement.
Maturity Date. The Maturity Date is the Contract Anniversary after the oldest Owner’s 90th birthday or 10 years from the date we issue your Contract, whichever is later. The Contract will be annuitized at the Maturity Date.
Minimum Account Value.     $2,000. If your Account Value falls below the Minimum Account Value as a result of a withdrawal (including any applicable Rider Charge and withdrawals to pay for advisory fees), unless the withdrawal is for your Annual Benefit Payment or Remaining Annual Benefit Payment under the GLWB rider, we will treat the withdrawal request as a request for a full withdrawal.
Minimum Guaranteed Cap Rate.    The actual Minimum Guaranteed Cap Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 2% for Shield Options with a 1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield Options with a 6-Year Term.
Minimum Guaranteed Edge Rate.    The actual Minimum Guaranteed Edge Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 1.5%.
Minimum Guaranteed Interest Rate. The current Minimum Guaranteed Interest Rate will not be less than 1%. This interest rate is guaranteed to be a rate not less than the minimum interest rate allowed by state law—see Appendix D. The actual Minimum Guaranteed Interest Rate for your Contract is the amount shown on your Contract Schedule and applies only to amounts in the Fixed Account.
Minimum Guaranteed Step Rate. The actual Minimum Guaranteed Step Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 1.5%.
Net Purchase Payment Amount.     Your Purchase Payment reduced for any Early Withdrawals or Excess Withdrawals. Net Purchase Payment Amount is only applicable to the Market Growth with Rollup variation of the GLWB rider.
Non-Excess Withdrawal.     After the Annual Benefit Commencement Date, any withdrawal that does not exceed or cause the cumulative withdrawals for the current Contract Year to exceed the Annual Benefit Payment.
Notice. Any form of communication providing information we need, either in a signed writing or another manner that we approve in advance. All Notices to us must be sent to our Annuity Service Office and received in Good Order. To be effective for a Business Day, a Notice must be received in Good Order prior to the end of that Business Day.
NYSE. New York Stock Exchange.
Owner (“you”, “yours”). The person(s) entitled to the ownership rights under the Contract. Subject to our administrative procedures, we may also permit ownership by a corporation (a type of non-natural person) or certain other legal entities. If Joint Owners are named, all references to Owner shall mean Joint Owners.
Performance Rate. The Performance Rate is based on the Index Performance, adjusted as follows. Prior to Term End Date, the Index Performance is adjusted for the applicable Accrued Shield Rate, Accrued Cap Rate, Accrued Step Rate or Accrued Edge Rate. On the Term End Date, the Index Performance is adjusted for the applicable Shield Rate, Cap Rate, Step Rate, or Edge Rate. The Performance Rate can be positive, zero or negative. At the Term End Date, any increase or reduction in the Investment Amount in a particular Shield Option is determined by multiplying the Performance Rate by the Investment Amount of the Shield Option on the last day of the Term.
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Performance Rate Adjustment. The adjustment made to the Investment Amount for each Shield Option on any day during the Term, up to, and including, the Term End Date. Prior to the Term End Date, this adjustment is based on the Index Performance of the associated Index for a particular Term, subject to any applicable Accrued Shield Rate, Accrued Cap Rate, Accrued Step Rate, or Accrued Edge Rate. On the Term End Date, this adjustment is based on the Performance Rate. This adjustment can be positive, zero or negative. When the Performance Rate Adjustment is positive we may also refer to this adjustment as “earnings.” When the Performance Rate Adjustment is negative we may also refer to this adjustment as “losses.”
Premium Tax.    The amount of tax, if any, charged by the state or municipality.
Purchase Payment. The amount paid to us under the Contract as consideration for the benefits it provides.
Rate Crediting Type. Either the Cap Rate, Step Rate, or Step Rate Edge.
Rider Charge.     A charge for the GLWB rider that is equal to the Rider Fee Rate, a percentage that is specified in your GLWB Supplement and applied to the GLWB Base. The Rider Charge is deducted from your Account Value for the prior Contract Year on the Contract Anniversary.
RMD. Required Minimum Distribution.
SEC. Securities and Exchange Commission.
Separate Account.    The separate account is Brighthouse Separate Account SA.
Shield 10. The Contract provides downside protection through the Shield 10, which is a Shield Rate where negative Index Performance of up to 10% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 90% of your Investment Amount.
Shield 15.    The Contract provides downside protection through the Shield 15, which is a Shield Rate where negative Index Performance of up to 15% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 85% of your Investment Amount.
Shield 25.    The Contract provides downside protection through the Shield 25, which is a Shield Rate where negative Index Performance of up to 25% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 75% of your Investment Amount.
Shield Rate.    A limited buffer where we absorb part of any negative Index Performance at the Term End Date. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount associated with the Shield Option. The Shield Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. We currently offer the following Shield Rates: Shield 10, Shield 15, and Shield 25.
Shield Option.    You may allocate your Purchase Payment or transfer your Investment Amount to one or more of the available Shield Options. Each Shield Option offered through this Contract has an associated Term, Index, Shield Rate and a Rate Crediting Type.
Step Rate.    The rate credited at the Term End Date if the Index Performance is equal to or greater than zero. The Step Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Surrender. A full withdrawal of your Account Value.
Term.    The Term is the number of years that the Shield Option is in effect. We currently offer Terms of 1 year, 2 years, 3 years, or 6 years. The initial Term(s) begin on the Issue Date.
Term End Date. The Contract Anniversary on which a Shield Option ends.
Term Start Date.    The Contract Anniversary on which a Shield Option is established. The initial Term Start Date(s) begins on the Issue Date, and thereafter, will be the Contract Anniversary coinciding with the duration of the current Term you have selected.
Transfer Period. The five (5) calendar days following the Contract Anniversary coinciding with the Term End Date for each applicable Shield Option and/or the Interest Rate Term End Date for the Fixed Account, during the Accumulation Period.
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Summary
About the Contract
The Brighthouse Shield Level Pay Plus® Advisory Annuity is an individual single premium deferred index-linked annuity contract (the “Contract”) issued by BLIC, that provides for the potential accumulation of retirement savings on a tax-deferred basis through investment in the Contract’s investment options, which include the Shield Options and the Fixed Account (if available), and the opportunity for lifetime income through the GLWB rider included with the Contract. The Contract is designed generally for an investor who intends to hold the Contract for a long period of time and then use the Account Value for retirement savings or other long-term investment purposes, and also includes a death benefit which can be used to transfer assets to your beneficiaries. It may not be appropriate for you if you plan to take withdrawals from a Shield Option prior to the Term End Date, especially if you plan to take ongoing withdrawals such as required minimum distributions not taken as payments under the GLWB rider or withdrawals to pay advisory fees. Before you invest, be sure to ask your financial advisor about the Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based on your financial situation and objectives.
The GLWB rider comes standard with the Contract and guarantees that you will receive lifetime income in an amount equal to the Annual Benefit Payment each year (subject to the conditions of the GLWB rider, including the condition that Early Withdrawals or Excess Withdrawals will reduce the payments under the guarantee or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee). Withdrawals under the GLWB rider may be subject to income taxes and income tax penalties if taken before age 59½, and, if taken from the Shield Options before the end of the Term, may be based on an Interim Value calculation.
We offer two variations of the GLWB rider: Market Growth and Market Growth with Rollup. When you purchase the Contract, you must choose either Market Growth or Market Growth with Rollup. On each Contract Anniversary until the GLWB rider is terminated, we deduct the Rider Charge from your Account Value. In addition, if you make a total withdrawal of your Account Value, annuitize your Contract or change the Owner or Joint Owner (or Annuitant, if the Owner is a non-natural person) or assign your Contract, a portion of the Rider Charge will be assessed, as further described herein. See “LIVING BENEFIT” section in the prospectus and the disclosure under the sub-caption “Rider Charge.” The manner in which the Annual Benefit Payment is calculated depends on your Account Value. The Annual Benefit Payment represents the maximum amount that may be withdrawn while Account Value is greater than zero and the amount of annual lifetime income payments that would be made once Account Value is reduced to zero. Specifically, while the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base by multiplying your GLWB Base by the Withdrawal Rate. If your Account Value is reduced to zero, the GLWB Base is multiplied by another specified rate, the Lifetime Guarantee Rate, to determine your Annual Benefit Payment. The Withdrawal Rates and the Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement. Investors should weigh the benefits of the GLWB rider against the Rider Charge and in light of the other protections offered by the Shield Options available under the Contract.
The Contract and GLWB rider are available only in those states where it has been approved for sale.
Phases of the Contract
The Contract, like all deferred annuity contracts, has two periods: the Accumulation Period and the Income Period.
Accumulation Period
During the Accumulation Period, Account Value accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal. Withdrawals (including any applicable Rider Charge and withdrawals to pay advisory fees), depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees.
To help you accumulate assets during the Accumulation Period, you can invest your Purchase Payments and Account Value in the Fixed Account (if available), and the Shield Options.
The Fixed Account. The Fixed Account (if available) guarantees principal and interest. The Minimum Guaranteed Interest Rate depends on the date your Contract is issued and will not be less than 1% annually. Unless you allocate your entire Purchase Payment and earnings to the Fixed Account, you may lose money by investing in the Contract.
The Shield Options. We currently offer Shield Options based on Indices. Each Shield Option has a Term of 1, 2, 3, or 6 years in length. The various Shield Options permit Owners to receive interest (positive, negative or zero) at the end of each Term based on the percentage returns of certain Securities Indices. You could lose a significant amount of money if the Index declines in value.
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The Shield Options offer guarantees against a specified level of negative interest—guarantees we call “Shield Rates.” We use the Shield Rates to limit the negative Index Performance used in calculating the interest rate credited to a Shield Option (the “Performance Rate”).
The protections specified by the Shield Rate and the level of positive investment experience that can be credited to Account Value allowed by the Cap Rate or specified by the Step Rate or Edge Rate are only fully available for the amounts held until the end of the Term.
We currently offer Shield Rates of 10% (“Shield 10”), 15% (“Shield 15”), or 25% (“Shield 25”). The Shield Rate is a limited buffer where we absorb any negative Index Performance on the Term End Date up to the Shield Rate. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount associated with the Shield Option. For example, -15% Index Performance with a 10% Shield Rate will result in a -5% Performance Rate (the amount of negative Index Performance that exceeds the Shield Rate), meaning that we will reduce the Investment Amount associated with the Shield Option by -5%.
We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available, at the Term End Date, that offers downside protection, although it may not be substantially similar to one of the currently available Shield Options. Consequently, if we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account (if available at that time and subject to applicable conditions described in the “TRANSFERS” section, including the requirement to remain invested in the Fixed Account until the Interest Rate Term End Date), Surrender your Contract and/or invest in another investment vehicle. If you Surrender your Contract, you might incur taxes, tax penalties, or an Interim Value calculation. If you invest in another investment vehicle, that investment may have different features, fees and risks than your Contract.
Each Shield Option also has a Rate Crediting Type. The Cap Rate, Step Rate, and Step Rate Edge (each, a “Rate Crediting Type”) are the three ways we offer that you can potentially receive positive interest based on the performance of an Index. We limit the positive Index Performance used in calculating the interest credited to a Shield Option at the Term End Date through the Cap Rate, Step Rate, or Step Rate Edge. Positive interest may be credited up to the specified Cap Rate or equal to the specified Step Rate or Edge Rate.
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The Cap Rate is the maximum rate that may be credited at the Term End Date based on Index Performance. For example, if you invest in a Shield Option with a 10% Cap Rate, and the Index Performance is 15% at the end of the Term, the Performance Rate will be 10% (the Index Performance up to the Cap Rate), meaning that we will increase the Investment Amount associated with the Shield Option by 10%.
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The Step Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than zero. For example, if you invest in a Shield Option with an 8% Step Rate, and the Index Performance is 15% at the end of the Term, the Performance Rate will be 8% (the Step Rate), meaning that we will increase the Investment Amount associated with the Shield Option by 8%.
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For Shield Options with Step Rate Edge, the Edge Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. For example, if you invest in a Shield Option with a 10% Shield Rate and a 7% Edge Rate, and the Index Performance at the end of the Term is 3% (Index Performance greater than the Shield Rate), the Performance Rate will equal the Edge Rate, or 7%. This means that we will increase the Investment Amount associated with the Shield Option by 7%. Similarly, if the Index Performance is -10% (Index Performance equal to the Shield Rate), the Performance Rate will also equal the Edge Rate, or 7%. On the other hand, if the Index Performance is -15% (Index Performance less than the Shield Rate), the Performance Rate will equal -5% (the negative Index Performance in excess of the Shield Rate). This means that we will decrease the Investment Amount associated with the Shield Option by -5%.
Shield Options with a Cap Rate are described in the Cap Rate Shield Option Rider attached to your Contract. Shield Options with a Step Rate are described in the Step Rate Shield Option Rider attached to your Contract. Shield Options with Step Rate Edge are described in the Step Rate Edge Shield Option Rider attached to your Contract.
New Cap Rates, Step Rates, and Edge Rates are declared for each subsequent Term, subject to the minimum guaranteed rates for each Rate Crediting Type. The Minimum Guaranteed Cap Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 2% for Shield Options with a 1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield Options with a 6-Year Term. The Minimum Guaranteed Step Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 1.5%. The Minimum Guaranteed Edge Rate for your Contract is the amount shown on your Contract Schedule, but will not be less than 1.5%.
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There are two ways you may find out what the renewal Cap Rates, Step Rates, and Edge Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the different Shield Options available at the Term End Date, including the new Cap Rates, Step Rates, Edge Rates, and the interest rate for the Fixed Account. You may also access our website at [TO BE UPDATED BY AMENDMENT] where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. See “RATE CREDITING TYPES” for more information.
For each Shield Option, you select the Term, the Shield Rate and which Securities Index you want the performance of your Contract to be based on. For example, if you select Shield 10 with a 1-Year Term, you may also select whether you want your Contract performance based on the Cap Rate, Step Rate, or Edge Rate, when applicable.
Income Period
The Income Period occurs when you or a designated payee begin receiving regular Income Payments from your Contract.
You may withdraw a portion or all of your Account Value at any time until you commence the Income Period, subject to applicable taxes, and the conditions of the GLWB rider, as well as an Interim Value calculation if amounts are removed from the Shield Options during a Term. All benefits, including death benefits and the GLWB rider, terminate without value at the start of the Income Period. In addition, once the Income Period begins, you generally may no longer take withdrawals from or Surrender the Contract. Depending on the annuity option you elect, any remaining guarantee may be paid to your beneficiary (or beneficiaries).
Contract Features
The following is a brief description of the Contract’s primary features.
Accessing Your Money. Before you annuitize, you can withdraw money from your Contract at any time. If you take a withdrawal (including withdrawals to pay advisory fees), you may have to pay income taxes, including a tax penalty if you are younger than age 59½. Withdrawals from the Shield Options prior to the Term End Date will be based on an Interim Value calculation.
Tax Treatment. You can transfer money among the investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are only subject to taxes upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefit. The Contract includes, at no additional cost, a standard death benefit that will pay a death benefit to your beneficiary(ies) if you die during the Accumulation Period.
GLWB Rider. The GLWB rider is automatically issued with your Contract and cannot be voluntarily cancelled. The GLWB rider guarantees that you will receive lifetime income in an amount up to the Annual Benefit Payment each year, regardless of market performance, subject to the conditions of the GLWB rider. We charge an annual fee for this benefit (regardless of whether you utilize the benefit). Withdrawals under the GLWB rider will be subject to taxes and tax penalties if taken before the age of 59½. Withdrawals under the GLWB rider, including the Rider Charge, taken from the Shield Options before the Term End Date will also be based on an Interim Value calculation and cause a proportionate reduction to the Investment Amount for each Shield Option.
Additional Services and Features.
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Systematic Withdrawal Program. On and after the Annual Benefit Commencement Date, you may elect the Systematic Withdrawal Program, which allows you to receive regular automatic withdrawals of your Annual Benefit Payment either monthly, quarterly, semi-annually, or annually, subject to program terms. When you withdraw all or a portion of your Annual Benefit Payment, it is a withdrawal under the GLWB rider. Each withdrawal under the program, if taken from the Shield Options during a Term, will be based on Interim Values, and will cause a proportionate reduction to the Investment Amount for each Shield Option.
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Electronic Delivery. As a Contract Owner, you may elect to receive electronic delivery of current prospectuses related to this Contract, as well as other Contract related documents.
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Withdrawals to Pay Advisory Fees. If you would like to pay fees and expenses associated with your fee-based program from this Contract, you may authorize your financial advisor to take withdrawals from the Contract on your behalf, which may be used to pay advisory fees and expenses. If you authorize your financial advisor to withdraw amounts from your Contract to pay for advisory fees, such fee deduction will be treated as a withdrawal and subject
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to our standard withdrawal provisions. Like any other withdrawal, the portion of any withdrawal from an annuity Contract that is subject to federal and state income taxes and income tax penalties (including to pay fees and expenses associated with a fee-based program) may also be subject to a 10% federal income tax penalty for “early” distribution if such withdrawal is taken prior to you reaching age 59½, unless an exception applies. Withdrawals to pay advisory fees from the Shield Options before the end of a Term will be based on an Interim Value calculation (and cause a proportionate reduction to your Investment Amount), which may result in loss. The deduction of such fees will reduce your Account Value and death benefit under the Contract, and the reduction to the death benefit may be more than the value withdrawn. You should note that even relatively small withdrawals taken periodically can have a significant aggregate impact and could cause significant reductions to your Account Value and the death benefit, as well as to the Performance Rate Adjustment on the Term End Date. See “FEE-BASED EXPENSES."
Contract Adjustment
You could lose a significant amount of money due to the Interim Value calculation if amounts are removed from a Shield Option or from the Contract prior to the end of a Term. The Interim Value is the amount that is available for annuitization, death benefit payments, withdrawals (including RMDs), withdrawals to pay advisory fees, and payments under the GLWB rider), Surrenders, and, on a Contract Anniversary, to determine any automatic Step-Up of the GLWB Base and to deduct the Rider Charge.
Key Features of the Contract
Contract	Individual single premium deferred index-linked separate account annuity contract.
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Guaranteed Lifetime Withdrawal Benefit – Brighthouse Pay Plus Rider
The GLWB rider guarantees that you will receive lifetime income regardless of market performance. Specifically, the GLWB provides Annual Benefit Payments based on a percentage of your GLWB Base. The GLWB rider is automatically included with your Contract, and we charge an annual fee for this benefit
(regardless of whether or not you utilize the benefit). This Rider Charge is equal to the Rider Fee Rate, a percentage specified in the GLWB Supplement and will not change with respect to your specific Contract.
We offer two variations of the GLWB rider: Market Growth and Market Growth with Rollup. When you purchase the Contract, you must choose either Market
Growth or Market Growth with Rollup. The Withdrawal Rates, Lifetime
Guarantee Rates, and availability of a Rollup Rate will vary depending on the variation you choose. Market Growth with Rollup will generally have lower
Withdrawal Rates and Lifetime Guarantee Rates than Market Growth.
The initial GLWB Base is equal to your Purchase Payment. On each Contract
Anniversary, the GLWB Base can increase.
•For Market Growth, the GLWB Base will increase if, on the Contract
Anniversary, the Account Value exceeds the GLWB Base. The increase occurs through an Automatic Step-Up (on each Contract Anniversary prior to the Owner’s 91st birthday); and
•For Market Growth with Rollup, the increase occurs through a Rollup Rate
(on each Contract Anniversary for the first 10 Contract Years if you have not taken a withdrawal in that Contract Year) and an Automatic Step Up (if the Account Value exceeds the GLWB Base after we apply the Rollup).
On and after the Annual Benefit Commencement Date, you can withdraw up to the Annual Benefit Payment in a Contract Year without impacting your GLWB
Base and Net Purchase Payment Amount. If you take an Early Withdrawal or an
Excess Withdrawal, your GLWB Base and Net Purchase Payment Amount will be reduced in the same proportion (i.e., the same percentage) that these withdrawals reduce your Account Value. These reductions could be significant.
The GLWB rider cannot be cancelled but will be terminated under certain circumstances. See “Operation of the GLWB—Termination of the GLWB Rider.”
The GLWB base cannot be withdrawn in a lump sum or paid as a death benefit.
The Rider Charge, Withdrawal Rates, Lifetime Guarantee Rates, Lifetime
Withdrawal Age, Earliest Annual Benefit Commencement Date, allocation options available after the Annuity Benefit Commencement Date, and, if applicable, Rollup Rate (collectively the “GLWB Terms”) are disclosed in the
GLWB Supplement. We cannot change these terms for your Contract once it is issued.
Your financial advisor will give you a copy of the prospectus with the GLWB
Supplement when you apply for a Contract. The GLWB Supplement does not change for a given purchaser once issued. You should not purchase the
Contract without first obtaining the current GLWB Supplement.
Once a GLWB Supplement is effective, it will remain in effect until it is superseded at any time when we publish a new GLWB Supplement. If we make any changes, we will supplement the prospectus at least seven calendar days before they take effect on our website at [TO BE UPDATED BY AMENDMENT].
The GLWB Supplement is also filed on EDGAR at www.sec.gov pursuant to
Rule 424(b)(2) under the Securities Act of 1933, as a 424B2 form type filing
(File Number [TO BE UPDATED BY AMENDMENT]). You can contact us to receive the GWLB Supplement applicable to your Contract by calling our Annuity
Service Office at the toll-free telephone number provided in this prospectus.

Purchase Payment	The minimum Purchase Payment: $25,000. Prior approval required for a Purchase Payment of less than $25,000 or $1,000,000 or more.
Owner and Annuitant Issue Ages	50-85
Contract Periods	The Contract has two periods: •The Accumulation Period, the period prior to the Annuity Date; and •The Income Period, which begins on the Annuity Date and during which Income Payments are provided.
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Account Value	The total of the Fixed Account Value and the value of the Shield Option(s) under the Contract during the Accumulation Period.
Shield Option
Each Shield Option has an associated Term, Index, Shield Rate and Rate
Crediting Type. The Shield Options available before the Annual Benefit
Commencement Date may vary from the Shield Options available after the
Annual Benefit Commencement Date. For the Shield Options available before the Annual Benefit Commencement Date, see “SHIELD OPTIONS” in this prospectus. For the Shield Options available after the Annual Benefit
Commencement Date, see your GLWB Supplement.

Term	The Term may be 1, 2, 3, or 6 years in length.
Index	The current Indices are as follows: •S&P 500® Index (Price Return Index); •Russell 2000® Index (Price Return Index); •MSCI EAFE Index (Price Return Index); and •Nasdaq-100 Index® (Price Return Index).
Shield Rate
We currently offer different levels of protection:
Shield 10 — A Shield Rate where negative Index Performance of up to 10% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 90% of your Investment Amount.
Shield 15 — A Shield Rate where negative Index Performance of up to 15% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 85% of your Investment Amount.
Shield 25 — A Shield Rate where negative Index Performance of up to 25% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 75% of your Investment Amount.

Rate Crediting Type	A Shield Option can only have one associated Rate Crediting Type: Cap Rate, Step Rate, or Step Rate Edge.
Interim Value
The Interim Value is the amount that is available for annuitization, death benefits, withdrawals and Surrenders. For each Shield Option, we assign the value of Interim Value on any Business Day prior to the Term End Date. The
Interim Value of a Shield Option is equal to the Investment Amount in the Shield
Option, adjusted for the Index Performance of the associated Index and subject to the applicable Accrued Shield Rate, Accrued Cap Rate, Accrued Step Rate, or
Accrued Edge Rate.

Transfers
During the Accumulation Period you may only make transfers to or from the
Fixed Account, and to or from the Shield Option(s). You may only transfer during the Transfer Period. The effective date of such transfer is the first day of the
Interest Rate Term and/or the Term(s) in which the transfer is made.
Partial transfers of a Shield Option are not permitted, except during the
Transfer Period. See “TRANSFERS.”

Fixed Account	See Appendix D.
Access to Your Money
You may withdraw some or all of your money at any time prior to the Annuity
Date. For any withdrawal, a Performance Rate Adjustment, as of the date of the withdrawal, will apply and may be substantial.
Early Withdrawals and Excess Withdrawals will reduce your GLWB Base and Net
Purchase Payment Amount.

Withdrawal Charge	None.
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Systematic Withdrawal Program
On or after the Annual Benefit Commencement Date, you may
elect the Systematic Withdrawal Program to provide automated processing of amounts withdrawn from your Contract, subject to program terms. We do not assess a charge for the program and you may terminate your participation in the program at any time. The total withdrawals under the Systematic
Withdrawal Program in the Contract Year cannot exceed an amount equal to the
Annual Benefit Payment. Moreover, since withdrawal amounts from a Shield
Option will reduce the Investment Amount for that Shield Option by the percentage reduction in the Interim Value of that Shield Option, a withdrawal when Index Performance is negative will cause a greater percentage reduction in the Investment Amount relative to the percentage reduction for the same withdrawal amount when Index Performance is positive. Since withdrawals under the Systematic Withdrawal Program are automatic, you will have no control over the timing of those withdrawals. See “WITHDRAWAL PROVISIONS –
Systematic Withdrawal Program” for availability and other restrictions.
While the Systematic Withdrawal Program is in effect, you can make additional withdrawals outside of the program. However, such withdrawals that exceed the Annual Benefit Payment will be considered Excess Withdrawals and will reduce the GLWB Base and Net Purchase Payment Amount. Those reductions may be significant and could have the effect of, in turn, reducing or eliminating the guarantees of the GLWB rider.

Death Benefit
For Owners age 81 or older at the Issue Date of the Contract, the standard death benefit is the Account Value. For Owners age 80 or younger at the Issue
Date of the Contract, the standard death benefit (known as the Return of
Premium death benefit) is the greater of the Account Value or your Purchase
Payment (reduced proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal
(including any applicable Rider Charge and withdrawals to pay for advisory fees)). The Death Benefit Amount is determined as of the end of the Business
Day on which we receive Notice of due proof of death and an acceptable election for the payment method.

Annuity Options
You can choose an Annuity Option. After Income Payments begin, you cannot change the Annuity Option. You can choose one of the following Annuity Options on a fixed payment basis or any other Annuity Option acceptable to us:
(i)Life Annuity;
(ii)Life Annuity with 10 Years of Income Payments Guaranteed;
(iii)Joint and Last Survivor Annuity; and
(iv)Joint and Last Survivor Annuity with 10 Years of Income Payments
Guaranteed.
The Annuity Options may be limited due to the requirements of the Code.

Charges and Expenses	You will bear the following charges and expenses: (i)Rider Charge; (ii)Premium Tax and other taxes. See also “Fee-Based Expenses” below.
Your Right to Cancel
You may cancel the Contract within 10 days after receiving it by mailing or delivering the Contract to either us or the financial advisor who sold it. This is known as a “Free Look.” In some states this period may be longer. We will return either your Purchase Payment or Account Value, depending on your state.

Risk Factors
The purchase of the Contract involves certain risks. You should carefully consider the following factors, in addition to the matters set forth elsewhere in the prospectus, prior to purchasing the Contract.
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Risk of Loss
There is a risk of substantial loss of your principal (unless you allocated your entire Purchase Payment to the Fixed Account) because you agree to absorb all losses at the end of the Term that exceed the Shield Rate for the Shield Options you select under the Contract. This means that if a negative Index Performance for a Shield Option you select exceeds the corresponding Shield Rate at the Term End Date, you will bear the portion of the loss that exceeds the Shield Rate.
Between the Term Start Date and the Term End Date, annuitization, death benefit payments, withdrawals (including RMDs, withdrawals to pay advisory fees, payments under the GLWB rider, and the Rider Charge), Surrenders, and any automatic Step-Up of the GLWB Base will be based on the Interim Values of the Shield Options. The calculation of the Interim Value will be based on Index Performance and the applicable Accrued Shield Rate, Accrued Cap Rate, Accrued Step Rate, or Accrued Edge Rate as of the date of the calculation. There is a substantial risk of loss in connection with transactions from the Shield Options before the Term End Date, as discussed below under “Effect of Withdrawals, Surrender, Annuitization or Death”. In extreme circumstances, you could lose up to 100% of the value of the Shield Option if you make a withdrawal, Surrender, or otherwise remove amounts from the Shield Options before the Term End Date.
The Shield Rates, Cap Rates and Step Rates accrue during the Term and only reach full accrual on the last day of a Term, which means withdrawals from the Shield Options before a Term End Date could have adverse impacts. If negative Index Performance is constant during the Term, the Interim Value will be lower the earlier a withdrawal is made during the Term because the Shield Rate is accruing during this period. Also, withdrawals prior to the Term End Date, when Index Performance is positive, are subject to an Accrued Cap Rate or Accrued Step Rate based on the period those amounts were invested in the Shield Option. This means the earlier you take a withdrawal the lesser extent to which any positive Index Performance is reflected in your Account Value due to the accruing of the Cap Rate or Step Rate.
If you withdraw Account Value allocated to a Shield Option during a Term, the withdrawal will reduce the Investment Amount for that Shield Option by the same percentage that the Interim Value of that Shield Option was reduced by the withdrawal. Accordingly, when negative performance has caused the Interim Value to be less than the Investment Amount, the reduction to the Shield Option is on more than dollar for dollar basis. On the other hand, when positive performance has caused the Interim Value to be greater than the Investment Amount, the reduction to the Shield Option is on a less than dollar for dollar basis.
Amounts withdrawn before the end of the Term will not be credited with positive interest, if any, at the end of the Term. Reductions to the Investment Amount will have an adverse impact on the Interim Value for that Shield Option for the remainder of the Term and, as a result, the positive interest, if any, credited to the remaining Investment Amount on the Term End Date will be less than if you had not taken a withdrawal.
 Liquidity Risk
The Contract is intended for retirement savings or other long-term investment purposes. The benefits of tax deferral and living benefit protection also mean the Contract is more beneficial to investors with a long-time horizon. The Contract is unsuitable as a short-term savings vehicle. Withdrawals (including RMDs, withdrawals to pay advisory fees, and withdrawals under the GLWB rider) and Surrenders may also be subject to income taxes and income tax penalties if taken before age 59½. Additionally, withdrawals (including RMDs, withdrawals to pay advisory fees, withdrawals under the GLWB rider, and Rider Charge deductions), Surrenders, death benefit payments, and annuitization from the Shield Options before the Term End Date will be based on the Interim Values of the Shield Options, which may result in loss. See “Risk of Loss” above.
No Ownership of the Underlying Securities
When you purchase the Contract and allocate your Purchase Payment to a Shield Option(s), you will not be investing in the Index or the securities tracked by the Index for the Shield Options you select, or in a mutual fund or exchange traded fund that also tracks the Index. Your Performance Rate Adjustment for a Shield Option is limited by a Cap Rate, Step Rate, or Edge Rate, which means your Investment Amount will be lower than if you had invested in a mutual fund or exchange traded fund designed to track the performance of the applicable Index and the performance is greater than your Cap Rate, Step Rate, or Edge Rate.
Adjustments Upon Taking a Withdrawal
If you make a withdrawal before a Term End Date, a Performance Rate Adjustment, as of the date of the withdrawal, will apply. A Performance Rate Adjustment may result in a loss that is greater than the Accrued Shield Rate when Index Performance is negative on the date of the withdrawal. Performance Rate Adjustments at the time of the withdrawal, may
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decrease the amount that is payable to you. If you Surrender your Contract (because of an Early Withdrawal or an Excess Withdrawal), a pro rata portion of the Rider Charge will be assessed based on the full number of months from the last Contract Anniversary to the date of the withdrawal.
 Effect of Withdrawals, Surrender, Annuitization or Death
•
The calculation of your Interim Value may result in an amount that is less than the amount you would receive had you held the investment until the Term End Date. If you take a withdrawal when Index Performance is negative, your remaining Investment Amount may be significantly less than if you waited to take the withdrawal when Index Performance was positive. For more information on how we determine Interim Value and the potential adverse impacts of a withdrawal before the Term End Date, see “Risk of Loss” above.
○
If you Surrender your Contract prior to the Term End Date, we will pay the Interim Value, which may be less than if you held the Contract until all of your Shield Options reached their Term End Dates.
○
If you die (unless your Contract was issued with the Return of Premium death benefit), we will pay your beneficiary the Interim Value. We will not pay any death benefit to your Beneficiary if you are receiving monthly payments because your Account Value is reduced to zero.
○
If your Contract is annuitized between the Term Start Date and Term End Date, we will use the Interim Value to calculate the Income Payments you will receive based on the applicable Annuity Option. In deciding on an Annuity Date, you should take into consideration the Term End Dates of your Shield Options relative to the Annuity Date you have chosen. Additionally, if you annuitize your Contract, the GLWB rider terminates.
•
If you take a withdrawal (including RMDs, withdrawals to pay advisory fees, payments under the GLWB rider, and the Rider Charge) your Account Value will be reduced by the amount withdrawn proportionally from your Shield Options and the Fixed Account unless you tell us from which options, in which you currently have any Account Value, where the withdrawal should be taken.
•
All withdrawals will reduce the death benefit, perhaps significantly, and the reduction could be greater than the amount of the withdrawal.
•
If you Surrender your Contract, elect to receive Income Payments under your Contract, change the Owner or Joint Owner (or Annuitant, if the Owner is a non-natural person) or assign your Contract, a portion of the Rider Charge will be assessed based on the full number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of Income Payments, the change of Owner/Annuitant, or the assignment.
•
If your Account Value falls below the Minimum Account Value as a result of a withdrawal, unless the withdrawal is for your Annual Benefit Payment or Remaining Annual Benefit Payment under the GLWB rider, we may terminate your Contract. (See “WITHDRAWAL PROVISIONS.”) For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals.
•
You are still eligible to receive lifetime payments under the GLWB rider as long as the Early Withdrawal or Excess Withdrawal did not cause your Account Value to decline to zero. An Early Withdrawal or an Excess Withdrawal that reduces the Account Value to zero will terminate the Contract and cause lifetime payments to not be available. You should note, however, that even if your Account Value is not reduced to zero, Early Withdrawals and Excess Withdrawals will reduce the GLWB Base and Net Purchase Payment Amount. Those reductions may be significant and could have the effect of, in turn, reducing or eliminating the guarantees of the GLWB rider.
Limitations on Transfers
You may make transfers between the Fixed Account and the Shield Option(s) to the Fixed Account and the Shield Options only during the Transfer Period. You cannot make transfers outside the Transfer Period and you cannot transfer out of a current Shield Option to another Shield Option or the Fixed Account until the Term End Date of the current Shield Option and you cannot transfer out of the Fixed Account to a Shield Option until the Interest Rate Term End Date (which will not be less than one (1) year). In both cases, the amount transferred can only be transferred to new Shield Options or the Fixed Account. This may limit your ability to react to market conditions.
In addition, you should understand that for renewals into the same Shield Option, a new Cap Rate, Step Rate, or Edge Rate as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the Term Start Date of the new Shield Option.
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Moreover, at the Term End Date, the Investment Amount allocated to the Shield Option that has reached its Term End Date will be automatically renewed into the same Shield Option, subject to the new Cap Rate, Step Rate, or Edge Rate, as applicable, declared for that Term, unless you instruct us to transfer such amount into a different Shield Option(s) or the Fixed Account. If the same Shield Option is no longer available for investment at the Term End Date, the Investment Amount will automatically be transferred to the Fixed Account (if available). Additionally, any Fixed Account Value will remain in the Fixed Account for another Term, subject to the new interest rate declared for that Term, unless you instruct us to transfer such amount to a Shield Option(s). Account Value automatically renewed or transferred in the absence of transfer instructions from you may not be transferred again until the next Transfer Period coinciding with a Term End Date. You have the Transfer Period to notify us that you want to transfer some or all of your Investment Amount to a new Shield Option(s) or the Fixed Account. Thus, failure to provide such instructions during the Transfer Period will result in an automatic renewal for a period of at least one (1) year.
Availability of Shield Options
Your selling firm may choose not to recommend certain Shield Options described in this prospectus when your Contract is issued or at the Term End Date. Additionally, we reserve the right to change the duration of any new Shield Options, stop offering any of the Shield Options or suspend offering any of the Shield Options. We may also add Shield Options in the future. We are not obligated to offer any one particular Shield Option, but after your Contract is issued, there will always be at least one Shield Option available at the Term End Date, although it may not be substantially similar to one of the currently available Shield Options. Consequently, if we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account (if available at that time and subject to applicable conditions described in the “TRANSFERS” section, including the requirement to remain invested in the Fixed Account until the Interest Rate Term End Date), Surrender your Contract and/or invest in another investment vehicle. If you Surrender your Contract, you might incur taxes, tax penalties, or an Interim Value calculation. If you invest in another investment vehicle, that investment may have different features, fees and risks than your Contract. Similarly, a particular Shield Option may not be available for you to transfer your Investment Amount or Fixed Account Value into after a Term End Date or the Interest Rate Term End Date. If the same Shield Option is no longer available at the Term End Date, the Investment Amount in the applicable Shield Option(s) will automatically transfer into the Fixed Account at the Term End Date, unless you instruct us otherwise during the Transfer Period. The amounts transferred to the Fixed Account must remain in the Fixed Account until the Interest Rate Term End Date (which, currently, will not be less than one (1) year). The Investment Amount held in the Fixed Account may earn a return that is less than the return you might have earned if those amounts were held in a Shield Option. If we exercise this right, your ability to increase your Account Value and, consequently, increase your death benefit will be limited.
The transfer procedures and requirements while the GLWB rider is in effect differ from the transfer procedures and requirements after the GLWB rider is terminated. For a detailed explanation of the transfer procedures and requirements, see the “TRANSFERS” section.
Financial Advisor Initiated Withdrawals
Subject to our administrative procedures, you may authorize your financial advisor to take withdrawals on your behalf, which may be used to pay fees and expenses associated with your fee-based program. A withdrawal made to pay such fees and expenses is subject to the same withdrawal provisions described in the “Withdrawal Provisions” section. These withdrawal amounts, like all withdrawals, will reduce the Investment Amount for each Shield Option and the Fixed Account in the ratio that each Shield Option and the Fixed Account bears to the total Account Value unless you instruct us otherwise. Accordingly, during a Term, when the Interim Value is less than the Investment Amount, the reduction to the Shield Option is on a more than dollar for dollar basis. On the other hand, when the Interim Value is greater than the Investment Amount, the reduction to the Shield Option is on a less than dollar for dollar basis. These fees and expenses are separate from and in addition to any fees and charges you may pay under the Contract, will reduce your Account Value and death benefit under the Contract (perhaps by more than the amount withdrawn), and may be subject to federal and state income taxes and income tax penalties. You should note that even relatively small withdrawals taken periodically can have a significant aggregate impact and could cause significant reductions to your Account Value, and the death benefit, as well as to any positive Performance Rate Adjustment on the Term End Date. Withdrawals that reduce the Contract Value or your Purchase Payment to zero will terminate the death benefit. You should consult with your financial advisor for more details about your particular fee-based program. See “FEE-BASED EXPENSES” and “FEDERAL TAX CONSIDERATIONS -- Fee-Based Programs.”
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 Risks Associated with the Referenced Indices
Each of the reference Indices is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the component companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
Because the S&P 500® Index, the Russell 2000® Index, the MSCI EAFE Index, and the Nasdaq-100 Index® are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may increase or decline for reasons directly related to the issuers of the securities. (See “INDICES” and “SHIELD RATES.”)
In addition, each Index has its own unique risks, as follows:
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S&P 500® Index. This Index is composed of equity securities issued by large-capitalization (“large cap”) U.S. companies. In general, it is more difficult for large-cap companies to pivot their strategies quickly in response to changes in their industry. In addition, because they typically are more well-established, it is rare to see large-cap companies have the high growth rates that can be seen with successful small-capitalization (“small cap”) companies.
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Russell 2000® Index. This Index is composed of equity securities of small-cap U.S. companies. Generally, the securities of small-cap companies are more volatile and riskier than the securities of larger companies. Small-cap companies are more likely to fail than larger companies.
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MSCI EAFE Index. The MSCI EAFE Index is comprised of equity securities of large- and mid-capitalization (“mid-cap”) companies and it is designed to measure the equity market performance of developed markets, including countries in Europe, Australia, and the Far East. In general, large-cap companies may be unable to respond quickly in response to changes in their industry and new competitive challenges and may not be able to attain the high growth rates of successful smaller companies. The securities of mid-cap companies may be more volatile and may involve more risk than the securities of larger companies. Securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).
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Nasdaq-100 Index®. The Nasdaq-100® Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on The Nasdaq Stock Market across all major industry groups except the financial industry. To the extent that the Nasdaq-100® Index is comprised of securities issued by companies in a particular sector, that company’s securities may not perform as well as companies in other sectors or the market as a whole. Any component securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).
An Index May be Substituted
We have the right to substitute a comparable index prior to the Term End Date if any Index is discontinued or we determine that our use of such Index should be discontinued because we are no longer licensed to use the Index, the method of calculation of the Index Value is substantially changed, or if Index Values become unavailable for any reason. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index. In the event that a similar index is not found, we will substitute the original Index with a domestic or international broad-based securities market index. A Shield Option will not end prior to the Term End Date due to our inability to find a similar index. The substituted Index may not be acceptable to you, and you will be unable to transfer your Investment Amount in the associated Shield Option to another Shield Option(s) or the Fixed Account (if available) until the Transfer Period coinciding with the Term End Date. If you no longer want to remain invested in that Shield Option for the remainder of the Term, your only option will be to withdraw the related Investment Amount. If you withdraw the Investment Amount, the amount withdrawn will be the Interim Value. See “Risk of Loss” above for more information about the risks of withdrawals based on Interim Value. Additionally, you might incur taxes and tax penalties. Upon substitution of an Index, we will calculate your Index Performance on the replaced Index up until the date of substitution and the substitute Index from the date of substitution to the Term End Date. An Index substitution will not change the Shield Rate, Cap Rate, Step Rate, or Edge Rate for an existing Shield Option. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Performance may have been better if there had been no substitution.
Shield Rate Risks
For all Shield Options, if negative Index Performance exceeds the corresponding Shield Rate at the Term End Date, you will bear the portion of the loss that exceeds the Shield Rate. Under the currently offered Shield Rates, the maximum amount of loss you could experience due to negative index performance at the end of a Term, after taking into account these levels of
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protection, would be: 90% for 10% downside protection; 85% for 15% downside protection; and 75% for 25% downside protection. We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available that offers downside protection, although it may not be substantially similar to one of the currently available Shield Options.
Shield Options with Higher Shield Rates
In deciding whether to choose a Shield Option with a higher Shield Rate, you should consider that Shield Options with higher Shield Rates tend to have lower Cap Rates, Step Rates, and Edge Rates, as applicable, than Shield Options with lower Shield Rates that have the same index and term. This is because of the additional protection provided by the higher Shield Rates.
Rate Crediting Type Risks
The Cap Rate, Step Rate, or Edge Rate may limit any positive Index Performance used in calculating the Performance Rate credited on the Term End Date. This means that the Performance Rate may be lower than the Index Performance because any positive return of the respective Index is subject to a maximum in the form of the Cap Rate, Step Rate, or Edge Rate. We set Cap Rates, Step Rates, and Edge Rates at our discretion, subject to the minimum guaranteed rates shown in your Contract Schedule. You bear the risk that we will not set these higher than the minimum guaranteed rates.
For Shield Options with Step Rate Edge, there could be situations when a small difference in the Index Performance results in significantly different Performance Rates. For example, if Index Performance is -9.5%, the Shield Rate is 10% and the Edge Rate is 7%, the Performance Rate will equal the Edge Rate, or 7%. On the other hand, if Index Performance is -10.5% and the Shield Rate is 10%, the Performance Rate will equal -0.5%.
Issuing Company
No company other than BLIC has any legal responsibility to pay amounts that BLIC owes under the Contract. An Owner should look to the financial strength of BLIC for its claims-paying ability.
Systematic Withdrawal Program
If you choose to receive Annual Benefit Payments under the GLWB rider, you may elect the Systematic Withdrawal Program to provide automated processing of amounts withdrawn from your Contract, subject to program terms. While the Systematic Withdrawal Program is in effect, you can make additional withdrawals outside of the program. However, such withdrawals that exceed the Annual Benefit Payment will be considered Excess Withdrawals and will reduce the GLWB Base and Net Purchase Payment Amount. See “WITHDRAWAL PROVISIONS – Systematic Withdrawal Program” for availability and other restrictions.
GLWB Risks
The GLWB rider is automatically included with your Contract and cannot be cancelled. There are circumstances in which we will terminate the GLWB rider. If the GLWB rider is terminated before your Annual Benefit Commencement Date, you will have paid for the GLWB rider without receiving any lifetime income payments. In such circumstances, the Rider Charge for the GLWB rider will not be refunded. If the GLWB rider is terminated, it cannot be reinstated. If you take an Early Withdrawal or Excess Withdrawal, we will reduce the payments under the guarantee or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee. Investment restrictions may apply after the Annual Benefit Commencement Date, as specified in the GLWB Supplement applicable to your Contract.
We determine your Annual Benefit Payment under the GLWB rider using your GLWB Base and, depending on your Account Value, either the Withdrawal Rate or the Lifetime Guarantee Rate, each such rate specified in the GLWB Supplement. Early Withdrawals and Excess Withdrawals will result in a reduction of your GLWB Base and Net Purchase Payment Amount and such reductions may be significant. Excess Withdrawals taken after the Annual Benefit Commencement Date will reduce the Annual Benefit Payment to the new GLWB Base multiplied by the applicable Withdrawal Rate.
Payments under the GLWB rider that are taken from the Shield Options during a Term will be based on Interim Values and may reduce your Account Value and death benefit by a value greater than the amount withdrawn.
If you change Owners or assign all or a portion of the Contract, the GLWB rider may terminate. A Beneficiary who is not a spouse may continue the Contract; however, the GLWB rider will terminate.
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We offer two variations of the GLWB rider: Market Growth and Market Growth with Rollup. With Market Growth, you are eligible for an Automatic Step-Up increase of the GLWB Base on each Contract Anniversary prior to the Contract Owner’s 91st birthday if the Account Value exceeds the GLWB Base. For the Market Growth with Rollup, you are eligible for a Rollup Rate increase during the first 10 Contract Years (only if no withdrawals occurred in the previous Contract Year) and, if applicable, an Automatic Step-Up if the Account Value exceeds the GLWB Base after we apply the Rollup Rate .
The Rider Charge is deducted from your Account Value for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Step-Up. For Market Growth with Rollup, the Rollup Rate, if applicable to the previous Contract Year, is applied before deducting any Rider Charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary. This will result in a higher Rider Charge amount than the Market Growth version of the GLWB rider.
Cybersecurity and Certain Business Continuity Risks
Our business is largely conducted through complex information technology and communications systems operated by us and our service providers and business partners (e.g., the firms involved in the distribution and sale of our products). Our operations rely on the secure processing, storage and transmission of data and confidential and other information in our systems and the systems of third-party service providers. We have established administrative and technical controls and business continuity and resilience plans to protect our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, the techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, or other third parties, such as external service providers. Furthermore, the rapid evolution and increased adoption of artificial intelligence technologies may intensify our cybersecurity risks, including the deployment of artificial intelligence technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade our operations and compromise our data during periods of geo-political or military conflict.
A cyber-attack or unanticipated problems with, or failures, of, our disaster recovery systems and business continuity plans could have a material, negative impact on our ability to conduct business and on our financial condition and operations, as well on individual Owners and their Contracts. Our operations also could be negatively impacted by a cyber-attack affecting a third party, such as a service provider, business partner, another participant in the financial markets or a governmental or regulatory authority. Potential attacks can occur through a variety of sources, including, but not limited to, phishing attacks, account takeover attempts, the introduction of computer viruses or malicious code, ransomware or other extortion tactics, denial of service attacks, credential stuffing, and other computer-related penetrations. Hardware, software or applications developed by us or received from third parties may contain exploitable vulnerabilities, bugs, or defects in design, maintenance or manufacture or other issues that could compromise information and cybersecurity. Malicious actors may attempt to fraudulently induce employees, customers, or other users of our systems to disclose credentials or other similar sensitive information in order to gain access to our systems or data, or that of our customers, through social engineering, phishing, mobile phone malware, and other methods. Disruptions or failures to our operations, systems and networks can originate from a wide variety of sources including, but not limited to, a disaster such as a natural catastrophe, epidemic or pandemic crisis, military or terrorist actions, cyber-attack, and unanticipated problems with our or our service providers’ disaster recovery systems (and the disaster recovery systems of such vendors’ suppliers, vendors, or subcontractors). Such disasters and events may adversely affect our ability to conduct business or administer the contract.
Cyber-attacks, disruptions or failures to our business operations could result in regulatory fines or sanctions, litigation, penalties or financial losses, reputational harm, loss of customers, and/or otherwise adversely affect our business. Such events could also interfere with our processing of Contract transactions, including the processing of transfer orders from our website; impact our ability to calculate Contract values; cause the release and/or possible loss, misappropriation or corruption of data or confidential Owner or business information; or impede order processing or cause other operational issues. There can be no assurance that we or our service providers will be able to detect, prevent, or avoid cyber-attacks, disruptions, or failures affecting your Contract in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully identify, manage, and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers.
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THE ANNUITY CONTRACT
This prospectus describes the Brighthouse Shield Level Pay PlusSM Advisory Annuity issued by us and describes all the material features of the Contract. The Brighthouse Shield Level Pay PlusSM Advisory Annuity is a contract between you as the Owner, and us, the insurance company, where you agree to make a Purchase Payment to us and we agree to make a series of payments to you at a later date you select.
The Contract, like all deferred annuity contracts, has two periods: the Accumulation Period and the Income Period. During the Accumulation Period, Account Value accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal. Withdrawals (including any applicable Rider Charge and withdrawals to pay advisory fees), depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The Income Period occurs when you annuitize and you or a designated payee begin receiving regular Income Payments from your Contract.
The maximum issue age for this Contract is 85.
When you purchase the Contract, you must choose between either the Market Growth or Market Growth with Rollup variations of the GLWB rider.  Additionally, you can choose one or more of the available Shield Options and the Fixed Account. A Purchase Payment applied to the Shield Options is allocated to the Separate Account. You do not share in the investment performance of assets allocated to the Separate Account. We are obligated to pay all money we owe under the Contract, including death benefits and Income Payments. Any such amount that exceeds the assets in the Separate Account is paid from our General Account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party. (See “THE SEPARATE ACCOUNT.”)
The Contract is intended for retirement savings, guaranteed lifetime income or other long-term investment purposes. The Contract has features and benefits that may be appropriate for you based on your financial situation and objectives, but we are not a fiduciary and do not provide investment advice or make recommendations regarding insurance or investment products, or any securities transactions or investment strategies involving securities. You should ask your financial advisor for guidance as to whether this contract may be appropriate for you. Please bear in mind that your financial advisor, or any financial firm or financial professional with whom you consult for advice, acts on your behalf, not ours. We are not party to any agreement between you and your financial professional. See “DISTRIBUTION OF THE CONTRACTS” for information on firms that sell the Contract.
The Contract benefits from tax deferral. Tax deferral means that you are not taxed on Account Value or appreciation on the assets in your Contract until you take money out of your Contract. Non-qualified annuity Contracts (which are not retirement plans) owned by a non-natural person such as a corporation or certain other legal entities (other than a trust that holds the Contract as an agent for a natural person), do not receive tax deferral on earnings. In addition, for any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the Contract by a corporation, certain legal entities or within a qualified plan. (See “FEDERAL TAX CONSIDERATIONS.”)
Currently, a Fixed Account is available. However, the Fixed Account may not always be available.  You should consult your financial advisor for information regarding the Fixed Account, if available.  See Appendix D for certain information regarding the Fixed Account.  The Fixed Account offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued and will not be less than 1% annually. Your financial advisor can tell you the current and minimum interest rates that apply. If you select the Fixed Account, your money will be placed with our other General Account assets, and the amount of money you are able to accumulate in your Contract during the Accumulation Period depends upon the total interest credited to your Contract. The Fixed Account is part of our General Account. Our General Account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the General Account and the Separate Account. If you select an Annuity Option during the Income Period, payments are made from our General Account assets.
The amount of the Income Payments you receive during the Income Period from an Income Payment option will remain level for the entire Income Period, subject to the payout chosen. (See “INCOME PAYMENTS (THE INCOME PERIOD)” for more information.)
As Owner, you exercise all interests and rights under the Contract. You can change the Owner at any time, subject to our underwriting requirements. The Contract may be owned generally by Joint Owners (limited to natural persons). (See “OWNERSHIP PROVISIONS.”) If you change the Owner or assign all or a portion of the Contract, the GLWB rider will terminate, unless (i) the new Owner or assignee assumes full ownership of the Contract and is essentially the same person (e.g., an individual ownership changed to a personal revocable trust, a change to a court appointed guardian representing the Owner
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during the Owner’s lifetime, etc.) or (ii) the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state.
Any Internal Revenue Code reference to “spouse” includes those persons who are married spouses under state law, regardless of sex.
Third Party Agreement
We do not offer advice about how to allocate your Account Value among the Shield Options and Fixed Account. As such, we are not responsible for any recommendations your financial advisor makes or any specific allocations or transfers they make on your behalf. You should speak with your financial advisor regarding any different arrangements that may apply, particularly with regard to any fee-based program you may have in connection with your Contract.
We are not a party to the agreement you have with your financial advisor, and do not verify that amounts withdrawn from your Contract, including amounts withdrawn to pay for the fee-based program, are within the terms of your agreement with your financial advisor. We will process requests for advisory fee withdrawals in accordance with instructions from you or, subject to our administrative procedures, an authorized third party representative, and you will receive confirmations of transactions that affect your Contract that among other things reflect withdrawals from your Contract. It is your responsibility to arrange for the payment of the fees charged by your financial advisor. Similarly, it is your responsibility to understand the services provided by your financial advisor and the fees charged for those services and programs. Fees and expenses associated with any fee-based program are separate from and in addition to the fees and charges you will pay under the Contract. Withdrawals to pay fees and charges associated with any fee-based program will be treated like any withdrawals and will reduce your death benefit under the Contract and may be subject to Federal Income tax and penalties. (See “WITHDRAWAL PROVISIONS--Financial Advisor Initiated Withdrawals," “FEE-BASED EXPENSES," and “FEDERAL TAX CONSIDERATIONS--Fee Based Programs."
Replacement of Contracts
Exchanges. Generally you can exchange one non-qualified annuity contract for another in a tax-free exchange under Section 1035 of the Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, you might have to pay a withdrawal charge on your old annuity. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing annuity contract. Before you exchange another annuity for our Contract, ask your financial advisor whether the exchange would be advantageous, given the Contract features, benefits and charges.
Exchange Programs. From time to time we may make available programs under which certain annuity contracts previously issued by us or one of our affiliates may be exchanged for the Contracts offered by this prospectus.  Currently, with respect to exchanges from certain of our annuity contracts to the Contract, an existing contract is eligible for exchange if a surrender of the existing contract would not trigger a withdrawal charge.  The Account Value of this Contract will not be subject to any withdrawal charge. You should carefully consider whether an exchange is appropriate for you by comparing the benefits and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new Contract offered by this prospectus. Then, you should compare the fees and charges of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax purposes; however, you should consult your tax advisor before making any such exchange.
PURCHASE
The Contract may not be available for purchase through your broker dealer (“selling firm”) during certain periods. There are a number of reasons why the Contract periodically may not be available, including that the insurance company wants to limit the volume of sales of the Contract. You may wish to speak to your financial advisor about how this may affect your purchase. For example, you may be required to submit your purchase application in Good Order prior to or on a stipulated date in order to purchase a Contract, and a delay in such process could result in your not being able to purchase a Contract. Your selling firm may not offer both variations of the GLWB rider and/or may offer the Contract with a lower maximum issue age for the Contract compared to what other selling firms may offer. Your selling firm may limit the Shield Options available through
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that firm when your Contract is issued or at the Term End Date. However, at the end of your initial Shield Option(s), you may transfer into any Shield Option(s) available under the Contract, subject to any transfer restrictions (see “TRANSFERS”). Please be aware that your financial advisor may not be able to provide you information or answer questions you may have with regard to those Shield Options that your selling firm does not make available. Therefore, you may contact us directly at (888) 243-1932 or in writing at our Annuity Service Office.
We offer other individual single premium deferred indexed-linked separate account contracts.  However, not every contract we issue is available through every selling firm.  In addition, these other contracts do not offer the GLWB rider and may have different Shield Options, Shield Rates, Cap Rates, Step Rates, and Edge Rates.
Purchase Payment
A Purchase Payment is the total amount of money you give us to invest in the Contract. The Purchase Payment is due on the date the Contract is issued.
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The minimum Purchase Payment we will accept is $25,000.
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If you want to make a Purchase Payment of less than $25,000 or $1,000,000 or more, you will need our prior approval.
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We reserve the right to refuse a Purchase Payment made via a personal check in excess of $100,000. A Purchase Payment over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions.
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We will not accept a Purchase Payment made with cash, money orders, or travelers checks.
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Corporations and other legal entities we approve, may purchase the Contract; however, we will not accept a Purchase Payment made by a corporation or other legal entity (other than a trust that holds the Contract as agent for a natural person) to fund any type of qualified or non-qualified retirement plan.
We reserve the right to reject any application.
Allocation of the Purchase Payment
You may allocate your Purchase Payment to one or more of the available Shield Options or into the Fixed Account. On your Issue Date, your Purchase Payment is allocated to the Shield Option(s) and/or the Fixed Account, as you specified on the application, unless we receive Notice of any changes from you before we have issued your Contract. All allocations must be in whole percentages that total 100% or in whole dollars. Once your Purchase Payment is allocated to the Shield Options and/or the Fixed Account, they become part of your Account Value.
SHIELD OPTIONS
The Brighthouse Shield Level Pay PlusSM Advisory Annuity is not a variable annuity where your account value varies based on the investment performance of the underlying portfolios you choose, rather the Shield Options offer potential interest based upon index performance. This potential interest—the Performance Rate Adjustment—may be a positive or negative percentage or zero. You may allocate your Purchase Payment to one or more of the available Shield Options and the Fixed Account. When you allocate your Purchase Payment to a Shield Option(s), you will not be investing in the Index or the securities tracked by the Index for the Shield Options you select, or in a mutual fund or exchange traded fund that also tracks the Index. Based upon the Index Performance of the Index associated with the Shield Option, a Performance Rate Adjustment will be applied to the Investment Amount in that Shield Option on the Term End Date. Given that Index Performance may be positive, zero or negative, your Performance Rate Adjustment may be positive, zero or negative. We calculate the Interim Value of each Shield Option on any Business Day other than the Term Start Date and Term End Date. If applicable, the Interim Value is the amount that is available for annuitization, death benefits, withdrawals, and Surrenders.
You could lose a significant amount of money if the Index Value declines. It is possible for you to lose a portion of the Purchase Payment and any earnings invested in the Contract. The Performance Rate Adjustment is based on a certain amount of protection against decreases in an Index Value and a limitation on potential interest based on an Index Value. The extent of the downside protection varies by the Shield Rate you select. If you access amounts in the Shield Options before the Term End Date, we will instead calculate an Interim Value of your investment in the Shield Amount. The Interim Value is calculated on each Business Day between the Term Start Date and the Term End Date. You could lose a significant amount of money due to an Interim Value calculation (and any associated proportional reduction to the Investment Amount associated with the Shield Option) if amounts are removed from a Shield Option prior to the Term End Date. (See “Interim Value Calculation.”)
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You have the opportunity to allocate your Investment Amount to any of the Shield Options described below, subject to the requirements, limitations and procedures disclosed in the prospectus. We are not obligated to offer any one particular Shield Option and your selling firm may limit the Shield Options available through that firm when your Contract is issued. After the Contract is issued, there will always be at least one Shield Option available although it may not be substantially similar to one of the currently available Shield Options. If we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account, surrender your Contract and/or invest in another investment vehicle. If you surrender your Contract, you might incur taxes, tax penalties, or an Interim Value calculation. If you invest in another investment vehicle, that investment may have different features, fees, and risks than your Contract. Each Shield Option has an associated (i) Term, (ii) Index, (iii) Shield Rate and (iv) Rate Crediting Type you select.
The following chart lists the Shield Options (each of which is issued with a Cap Rate unless otherwise noted as a Step Rate or Step Rate Edge) available before the Annual Benefit Commencement Date:
SHIELD OPTIONS available before the Annual Benefit Commencement Date
TERM	INDEX
SHIELD 25 (up to 25% downside protection)
1 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
6 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
SHIELD 15 (up to 15% downside protection)
1 Year
S&P 500® Index
S&P 500® Index Step Rate
S&P 500® Index Step Rate Edge
Russell 2000® Index
Russell 2000® Index Step Rate
Russell 2000® Index Step Rate Edge
MSCI EAFE Index
MSCI EAFE Index Step Rate
MSCI EAFE Index Step Rate Edge
Nasdaq-100 Index®
Nasdaq-100 Index® Step Rate
Nasdaq-100 Index® Step Rate Edge

2 Year
S&P 500® Index Step Rate
S&P 500® Index Step Rate Edge
Russell 2000® Index Step Rate
Russell 2000® Index Step Rate Edge
MSCI EAFE Index Step Rate
MSCI EAFE Index Step Rate Edge
Nasdaq-100 Index® Step Rate
Nasdaq-100 Index® Step Rate Edge

3 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
6 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
SHIELD 10 (up to 10% downside protection)
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SHIELD OPTIONS available before the Annual Benefit Commencement Date
TERM	INDEX
1 Year
S&P 500® Index
S&P 500® Index Step Rate
S&P 500® Index Step Rate Edge
Russell 2000® Index
Russell 2000® Index Step Rate
Russell 2000® Index Step Rate Edge
MSCI EAFE Index
MSCI EAFE Index Step Rate
MSCI EAFE Index Step Rate Edge
Nasdaq-100 Index®
Nasdaq-100 Index® Step Rate
Nasdaq-100 Index® Step Rate Edge

2 Year
S&P 500® Index Step Rate
S&P 500® Index Step Rate Edge
Russell 2000® Index Step Rate
Russell 2000® Index Step Rate Edge
MSCI EAFE Index Step Rate
MSCI EAFE Index Step Rate Edge
Nasdaq-100 Index® Step Rate
Nasdaq-100 Index® Step Rate Edge

3 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
6 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
If you elect to receive Annual Benefit Payments under the GLWB rider, you should be aware that the Shield Options available after the Annual Benefit Commencement Date may vary from the Shield Options available before the Annual Benefit Commencement Date. After the Annual Benefit Commencement Date you may only allocate to one or more of the allocation options specified in the GLWB Supplement in effect on your Issue Date, subject to the Transfer requirements. See “TRANSFERS”.
The Indices are described in more detail below, under the heading “Indices.” For each new Shield Option we declare a new Cap Rate, Step Rate, or Edge Rate, as applicable, for each Term. The initial Cap Rate, Step Rate, or Edge Rate, as applicable, for each Shield Option is declared on the Issue Date. Thereafter the Cap Rate, Step Rate, or Edge Rate, as applicable, for each subsequent Shield Option is declared for each subsequent Term. See “Cap Rate," “Step Rate," and “Step Rate Edge”.
Please note, Shield Options with higher Shield Rates tend to have lower Cap Rates, Step Rates, and Edge Rates, as applicable, than other Shield Options that use the same Index and Term but provide lower Shield Rates. For example, a S&P 500® Index with a 3-Year Term and a Shield 15 will tend to have a Cap Rate that is lower than a S&P 500® Index with a 3-Year Term and a Shield 10.
A Shield Option will always be available; however, we reserve the right to change the duration of any new Shield Options, stop offering any of the Shield Options or suspend offering any of the Shield Options. We may also add Shield Options in the future. All Shield Options may not be available in all states.
TERM
The Term is the number of years that a Shield Option is in effect. For specific Shield Options we currently offer Terms of 1 year, 2 years, 3 years, or 6 years. An initial Term(s) begins on the Issue Date. A Term ends and a subsequent Term begins on the Contract Anniversary coinciding with the duration of the then current Term for the Shield Option you have selected.
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In deciding whether to purchase a Shield Option with a longer or shorter Term, consider that investing in Shield Options with shorter Terms will provide more opportunities for receiving Performance Rate Adjustments, and reallocating Account Value in response to changing market conditions. Additionally, there will be more opportunities to access your Account Value without resulting in an Interim Value calculation (and any associated proportional reduction to your Investment Amount). However, Shield Options with shorter Terms may have less potential for Index gains because Index Performance is measured over a shorter period of time. Conversely, investing in Shield Options with longer Terms will provide fewer opportunities for Performance Rate Adjustments and reduce the frequency at which you can reallocate Account Value, in addition to limiting your ability to access your Account Value without an Interim Value calculation. However, Shield Options with longer Terms may provide more potential for Index gains.
Term Start Date
Each Shield Option will have a Term Start Date, which is the Contract Anniversary on which a Shield Option is established. The initial Term Start Date(s) begins on the Issue Date, and thereafter, will be the Contract Anniversary coinciding with the duration of the Term for the Shield Option completed.
Term End Date
Each Shield Option will have a Term End Date, which is the Contract Anniversary on which a Shield Option ends. Thirty (30) days in advance of the Term End Date, we will send you written notification stating that your current Shield Option is maturing and that, at the Term End Date, the Investment Amount allocated to that Shield Option will automatically be renewed into the same Shield Option unless you instruct us to transfer such amount into a different Shield Option(s) or the Fixed Account, if available. The notification will inform you of what your maturing Shield Options are and explain how you can obtain the different Shield Options available at the Term End Date, including the renewal Cap Rates, Step Rates, and Edge Rates, and the interest rate for the Fixed Account. You may also access information on our website at [TO BE UPDATED BY AMENDMENT] where at least two months of available Shield Options and renewal rates are posted. If the same Shield Option is no longer available at the Term End Date, the Investment Amount will automatically transfer into the Fixed Account at the Term End Date, unless you instruct us otherwise. The amounts transferred to the Fixed Account must remain in the Fixed Account until the Interest Rate Term End Date (which, currently, will not be less than one (1) year). If the Fixed Account is not available, the Investment Amount will automatically transfer into the Shield Option with, in order of priority, the shortest Term, the highest Shield Rate and the lowest Cap Rate from the Shield Options available at the Term End Date, unless you instruct us otherwise. You have the Transfer Period to notify us that you want to transfer some or all of your Investment Amount to a new Shield Option(s) or the Fixed Account. For renewals into the same Shield Option, a new Cap Rate, Step Rate, or Edge Rate, as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the beginning of the new Term in the Shield Option that just ended. The amount transferred to the new Shield Option is the Investment Amount as of the Contract Anniversary.
Amounts must remain in a Shield Option until the Term End Date to be credited with all or partial interest, as applicable, and to avoid a reduction in Interim Value and any proportional reduction to the Investment Amount associated with the Shield Option, in addition to potential tax consequences. Between the Term Start Date and the Term End Date, an Interim Value calculation is used to determine the amounts available for annuitization, death benefit payments, withdrawals (including RMDs and systematic withdrawals), and Surrenders. See “Interim Value Calculation” for more information.
INDICES
The Performance Rate of a Shield Option is based on the performance of the associated Index. We currently offer Shield Options with indices based on the performance of securities. In the future we may offer Shield Options based on other types of indices. We may also add or remove indices for new Contracts at our discretion.
Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in this Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
The following Indices are currently available:
S&P 500® Index (Price Return Index). The S&P 500® Index includes 500 large cap stocks from leading companies in leading industries of the U.S. economy, capturing approximately 80% coverage of U.S. equities by market capitalization.
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Russell 2000® Index (Price Return Index). The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
MSCI EAFE Index (Price Return Index). The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of the date of this prospectus the MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index Value and Index Performance will be calculated without any exchange rate adjustment.
Nasdaq-100 Index® (Price Return Index).   The Nasdaq-100 Index® includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.
See Appendix A for important information regarding the publishers of the Indices.
Discontinuation or Substantial Change to an Index. If any Index is discontinued or we determine that our use of such Index should be discontinued because we are no longer licensed to use the Index, the method of calculation is substantially changed, or if Index Values become unavailable for any reason, we may substitute a comparable index with a similar investment objective and risk profile. We will send you written Notice thirty (30) days in advance of such substitution or as soon as reasonably possible. In the event that a similar index is not found, we will substitute the original Index with a domestic or international broad-based securities market index. A Shield Option will not end prior to the Term End Date due to our inability to find a similar index. The substituted Index may not be acceptable to you, and you will be unable to transfer your Investment Amount in the associated Shield Option to another Shield Option(s) or the Fixed Account (if available) until the Transfer Period coinciding with the Term End Date. If you no longer want to remain invested in that Shield Option for the remainder of the Term, your only option will be to withdraw the related Investment Amount. If you withdraw the Investment Amount, the amount withdrawn will be the Interim Value of the Shield Option.
Upon substitution of an Index, we will calculate your Index Performance on the existing Index up until the date of substitution and the substitute Index from the date of substitution to the Term End Date. The Index Performance as of the Term End Date will be equal to the return from having invested in the initial Index up to the substitution date and then investing in the substitute Index from the date of substitution to the Term End Date assuming no withdrawals or transfers based on the following formula: (initial Index at Index substitution date ÷ initial Index at Term Start Date) x (substituted Index at Term End Date ÷ substituted Index at substitution date) – 1. An Index substitution will not change the Term, Shield Rate, Cap Rate, Step Rate, or Edge Rate for an existing Shield Option. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Performance may have been better if there had been no substitution.
See Appendix B for an Index substitution Investment Amount example.
Index Value
The Index Value of an Index, on a Business Day, is the published closing value of the Index on that Business Day. The Index Value on any day that is not a Business Day is the value as of the prior Business Day. If an Index Value is not published on a Business Day, the closing Index Value on the next Business Day on which the Index Value is published will be used. We will use consistent sources to obtain Index Values. If these sources are no longer available for specific indices, we will select an alternative published source(s) for these Index Values.
Index Performance
The Performance Rate of a Shield Option is based on the performance of an Index. Index Performance is the percentage change in an Index Value measured from the Term Start Date to any day, including the Term End Date, within the Term. The Index Performance can be positive, zero or negative.
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SHIELD RATES
The Shield Rate is accrued from the Term Start Date to the Term End Date, and the full Shield Rate only applies if you hold the Shield Option until the Term End Date. The Shield Rate for each Shield Option is the amount of any negative Index Performance that is absorbed by us at the Term End Date. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount. You should also keep in mind that if Index Performance is negative, the Performance Rate can never be greater than zero.
We currently offer the following Shield Rates: Shield 10, Shield 15 and Shield 25:
Shield Rate	Downside Protection
Shield 10	up to 10%
Shield 15	up to 15%
Shield 25	up to 25%
For example, a -15% Index Performance with a 10% Shield Rate will result in a -5% Performance Rate; or, a -10% Index Performance with a 25% Shield Rate will result in a 0% Performance Rate. The Shield Rate may vary between Shield Options and is not an annual rate.
In deciding whether to choose a Shield Option with a higher Shield Rate, you should consider that Shield Options with higher Shield Rates tend to have lower Cap Rates, Step Rates, and Edge Rates, as applicable, than Shield Options with lower Shield Rates that have the same Index and Term.
Each Shield Option’s Shield Rate is guaranteed not to change for the life of the currently offered Shield Options. However, we may stop offering any of the Shield Options or add new Shield Options, so the Shield Rates offered under the Contract may change from one Term to the next. We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available that offers downside protection, although it may not be substantially similar to one of the currently available Shield Options.
We set the Shield Rates at our discretion. We consider various factors in determining the Shield Rates, including, but not limited to, market conditions, administrative expenses, regulatory requirements, general economic trends, and competitive factors.
RATE CREDITING TYPES
The Cap Rate, Step Rate, and Step Rate Edge (each, a “Rate Crediting Type”) are the three ways we offer that you can potentially receive positive interest based on the performance of an Index. We will limit the positive Index Performance used in calculating the Performance Rate applied to the Investment Amount on the Term End Date through the applicable Rate Crediting Type for each Shield Option. A new Cap Rate, Step Rate, or Edge Rate will be declared for each subsequent Term. There are two ways you may find out what the renewal rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the different Shield Options available at the Term End Date, including the new Cap Rates, Step Rates, and Edge Rates, and the interest rate for the Fixed Account. You may also access our website at [TO BE UPDATED BY AMENDMENT] where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. The current rates for the Rate Crediting Types posted on that website are incorporated by reference into this prospectus.
We set the rates for the Rate Crediting Types at our discretion. We consider various factors in determining the rates for the Rate Crediting Types, including, but not limited to, market conditions, administrative expenses, regulatory requirements, general economic trends, and competitive factors. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Cap Rate, Step Rate, or Edge Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”
Cap Rate
The Cap Rate is the maximum rate that may be credited at the Term End Date based on Index Performance. For example, a 15% Index Performance with a 10% Cap Rate will result in a 10% Performance Rate; or, a 5% Index Performance with a 10% Cap Rate will result in a 5% Performance Rate. The Cap Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.   The Cap Rate is measured from the Term Start Date
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to the Term End Date, and the full Cap Rate only applies if you hold the Shield Option until the Term End Date. A new Cap Rate is declared for each subsequent Term, and such rate will not be less than the Minimum Guaranteed Cap Rate stated in your Contract, but will not be less than 2% for Shield Options with a 1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield Options with a 6-Year Term. A thirty (30) day advance written Notice will be mailed to you indicating your maturing Shield Options and how you can obtain the new Cap Rates and Step Rates for the available Shield Options and the interest rate for the Fixed Account.
There are two ways you may find out what the renewal Cap Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will mail you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Cap Rates. You may also access our website at [TO BE UPDATED BY AMENDMENT] where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Cap Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”
Step Rate
The Step Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than zero. For example, a 15% Index Performance with a 8% Step Rate will result in a 8% Performance Rate; or, a 5% Index Performance with a 8% Step Rate will result in a 8% Performance Rate. The Step Rate is measured from the Term Start Date to the Term End Date, and the full Step Rate only applies if you hold the Shield Option until the Term End Date. The Step Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. A new Step Rate is declared for each subsequent Term, and such rate will not be less than the Minimum Guaranteed Step Rate stated in your Contract, but will not be less than 1.5%.
There are two ways you may find out what the renewal Step Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will mail you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Step Rates. You may also access our website at [TO BE UPDATED BY AMENDMENT] where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Step Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”
Step Rate Edge
For Shield Options with Step Rate Edge, the Edge Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. Step Rate Edge therefore, provides the opportunity to receive the Edge Rate even when Index Performance is negative, so long as Index Performance is equal to or greater than the Shield Rate. For example, a 3% Index Performance with a 7% Edge Rate and a 10% Shield Rate will result in a 7% Performance Rate, or, a -10% Index Performance with a 7% Edge Rate and a 10% Shield Rate will result in a 7% Performance Rate. The Edge Rate is measured from the Term Start Date to the Term End Date, and the full Edge Rate only applies if you hold the Shield Option until the Term End Date. The Edge Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. For renewals into the same Shield Option a new Edge Rate is declared for each subsequent Term, and such rate will not be less than the Minimum Guaranteed Edge Rate stated in your Contract, but will not be less than 1.5%.
There are two ways you may find out what the renewal Edge Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will mail you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Cap Rates, Step Rates, and Edge Rates. You may also access our website at [TO BE UPDATED BY AMENDMENT] where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Edge Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”
Rate Crediting Type Considerations
In deciding whether to purchase a Shield Option with a Cap Rate versus a Step Rate or Step Rate Edge, you should consider the following:
Step Rates and Edge Rates are generally lower than Cap Rates. For example, if Index Performance is equal to or greater than zero but less than the Step Rate, and you chose a Cap Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen a Step Rate.
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Similarly, if Index Performance is equal to or greater than the Shield Rate but less than the Edge Rate, and you chose a Cap Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen an Edge Rate.
Alternatively, if Index Performance is positive and exceeds the Step Rate, and you chose a Step Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen a Cap Rate. For example, if you chose a Shield Option with a 10% Cap Rate and there is a 15% Index Performance, your Performance Rate is 10%; however, if instead you were to choose a Shield Option with an 8% Step Rate, your Performance Rate would instead be 8%.
Similarly, if the Index Performance is equal to or greater than the Shield Rate and exceeds the Edge Rate, and you chose an Edge Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen a Cap Rate. For example, if you chose a Shield Option with a 10% Cap Rate and there is a 15% Index Performance, your Performance Rate is 10%; however, if instead you were to choose a Shield Option with a 7% Edge Rate, your Performance Rate would instead be 7%.
In deciding whether to purchase a Shield Option with a Step Rate versus Step Rate Edge, you should consider that Edge Rates are generally lower than Step Rates, but Edge Rates are applicable when Index Performance is equal to or greater than the Shield Rate whereas Step Rates are applicable only when Index Performance is equal to or greater than zero. For example, if you chose an Edge Rate of 7% and Index Performance is equal to or greater than the Shield Rate but less than zero, your Performance Rate would be 7%. On the other hand, if you chose a Step Rate of 8% and Index Performance is equal to or greater than the Shield Rate but less than zero, your Performance Rate would be 0% even though the Step Rate is higher than the Edge Rate. Conversely, if you chose an Edge Rate of 7% and Index Performance is equal to or greater than zero, your Performance Rate would be 7% whereas if you had chosen a Step Rate of 8%, your Performance Rate would be 8% rather than 7%.
You should keep in mind that unlike Shield Options with a Cap Rate or Step Rate, with a Shield Option with Step Rate Edge you will receive a positive Performance Rate equal to the Edge Rate even if Index Performance is negative, so long as such negative Index Performance does not exceed the Shield Rate.
Addition or Discontinuance of a Shield Option
A Shield Option will always be available; however, we can add or discontinue any Shield Option. When a change is made to a Shield Option or an Index, or changed subsequent to the Issue Date, we will send a notification describing any changes to the Shield Option, as required by law. This change will take effect under your Contract as of the next Contract Anniversary for any allowable transfers into the Shield Option(s). If you are currently allocated in a Shield Option which is no longer available, you will remain in that Shield Option until the Term End Date, but that Shield Option will no longer be available following the Term End Date. For more on transfers and renewals, see “TRANSFERS.”
Account Value
Your Account Value is the total of the Fixed Account Value and the value of the Shield Option(s) under your Contract during the Accumulation Period.
The following four sections of the prospectus describe (1) the calculation of Investment Amount, (2) the calculation of Interim Value, (3) how Withdrawals work, and (4) how Transfers work. Each section has corresponding example(s). These examples should not be considered a representation of past or future performance for any Shield Option. Actual performance may be greater or less than those shown in the examples. Similarly, the Index Values in the examples are not an estimate or guarantee of future Index Performance.
The rates for the Rate Crediting Types shown in the following examples are for illustrative purposes only and may not reflect actual declared rates. Values are rounded for display purposes only.
Investment Amount
The Investment Amount for each Shield Option is equal to the Investment Amount at the Term Start Date, reduced proportionately for any withdrawals (including any Rider Charge and any withdrawals to pay for advisory fees) by the same percentage that the withdrawal (including any Rider Charge and any withdrawals to pay for advisory fees) reduces the Interim Value attributable to that Shield Option, adjusted by the Performance Rate at Term End Date.
The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date for that Shield Option, or the next Interim Value calculation.
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Calculating your Investment Amount on a Term End Date
We apply the Performance Rate Adjustment to your Investment Amount on the Term End Date. The Performance Rate Adjustment is based on the Performance Rate, which is the rate credited at the Term End Date. The Performance Rate is determined by the Index Performance adjusted for the applicable Shield Rate, Cap Rate or Step Rate. The Performance Rate can be positive, zero or negative and is determined as follows:
Shield Option type:	If Index Performance (can be positive, zero or negative) is:	Performance Rate will equal:
Shield Options with a Cap Rate	less than or equal to zero
the lesser of: zero or the Index
Performance increased by the Shield
Rate (For example: a -15% Index
Performance with a Shield 10 will
result in a -5% Performance Rate. The
Performance Rate can never be
greater than zero if the Index
Performance is negative.)

	greater than zero and less than the Cap Rate	the Index Performance
	greater than zero and equals or exceeds the Cap Rate	the Cap Rate
Shield Options with a Step Rate	less than zero
the lesser of: zero or the Index
Performance increased by the Shield
Rate (For example: a -15% Index
Performance with a Shield 10 will
result in a -5% Performance Rate. The
Performance Rate can never be
greater than zero if the Index
Performance is negative.)

	equal to or greater than zero	the Step Rate
Shield Options with Step Rate Edge	less than zero and exceeds the Shield Rate	Index Performance increased by the Shield Rate (For example: a -15% Index Performance with Shield 10 will result in a -5% Performance Rate.)
	less than zero but does not exceed the Shield Rate	the Edge Rate
	zero or positive	the Edge Rate
Example 1—Calculating your Investment Amount on a Term End Date
Examples 1A, 1B, and 1C are intended to show how the Investment Amount on a Term End Date is calculated. In each example, assume Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index and she allows her allocation to renew year to year for five years. In Example 1A she has selected the Shield 10 S&P 500® Index with a Cap Rate of 10%, in Example 1B she has selected the Shield 10 S&P 500® Index with a Step Rate of 8%, and in Example 1C she has selected the Shield 10 S&P 500® Index with an Edge Rate of 7%. For purposes of each example, assume no deductions for the Rider Charge, no withdrawals are made during the five-year example period, the Example 1A Cap Rate stays at 10% for all five years, the Example 1B Step Rate stays at 8% for all five years, and the Example 1C Edge Rate stays at 7% for all five years. If a withdrawal were made, an Interim Value calculation may apply; and consequently the Investment Amount for the Term would be adjusted accordingly. On each Contract Anniversary until the GLWB rider is terminated, we deduct the Rider Charge from your Account Value. The Rider Charge will be deducted from the Investment Amount in the ratio the portion of the Investment Amount on the Term End Date bears to the total Account Value on the Term End Date.
Example 1A—Shield Option with Cap Rate:
Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10% and lets it renew year after year for five years. The following example illustrates how her initial $50,000 Purchase Payment could perform over a five-year period given fluctuating Index Values. For renewals into the same Shield Option a new Cap Rate would be declared and go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.
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Contract Year	1	2	3	4	5
Term Start Date
Investment Amount(1)	$50,000	$55,000	$57,750	$57,750	$57,750
Index Value	1,000	1,200	1,260	1,260	1,197
Term End Date
Index Value	1,200	1,260	1,260	1,197	1,017
Index Performance(2)	20%	5%	0%	-5%	-15%
Cap Rate	10%	10%	10%	10%	10%
Shield Rate	10%	10%	10%	10%	10%
Performance Rate (one year)(3)	10%	5%	0%	0%	-5%
Performance Rate Adjustment(4)	$5,000	$2,750	$0	$0	-$2,888
Investment Amount(5)	$55,000	$57,750	$57,750	$57,750	$54,862

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Investment Amount at Term Start Date in year one is the $50,000 Purchase Payment. In years two through five, the Investment Amount at Term Start Date would be $55,000, $57,750, $57,750 and $57,750, respectively, which was the Investment Amount at Term End Date for the prior year.
(2)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. For example, in year one, Index Performance is calculated as follows:
(1,200 [Index Value at Term End Date] — 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date] = 20%
(3)
In year one, Index Performance exceeds the Cap Rate and therefore the Performance Rate is equal to the Cap Rate. In years two and three the Performance Rate is equal to the Index Performance because the Index Performance is not negative and does not exceed the Cap Rate. In year four the Performance Rate is 0% because the Index Performance is –5% and the Shield 10 absorbs up to 10% of the negative Index Performance. In year five, the Performance Rate is –5% because the Index Performance is –15% and the Shield 10 absorbs up to 10% of negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. For example, in year one the Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 10% [Performance Rate] = $5,000
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(5)
The Investment Amount at the Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. For example, in year one the Investment Amount at the Term End Date is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $5,000 [Performance Rate Adjustment] = $55,000
Example 1B—Shield Option with Step Rate:
Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index with a Step Rate of 8% and lets it renew year after year for five years. The following example illustrates how her initial $50,000 Purchase Payment could perform over a five-year period given fluctuating Index Values. For renewals into the same Shield Option a new Step Rate would be declared and go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.

Contract Year	1	2	3	4	5
Term Start Date
Investment Amount(1)	$50,000	$54,000	$58,320	$62,986	$62,986
Index Value	1,000	1,050	1,260	1,260	1,134
Term End Date
Index Value	1,050	1,260	1,260	1,134	964
Index Performance(2)	5%	20%	0%	-10%	-15%
Step Rate	8%	8%	8%	8%	8%
Shield Rate	10%	10%	10%	10%	10%
Performance Rate (one year)(3)	8%	8%	8%	0%	-5%
Performance Rate Adjustment(4)	$4,000	$4,320	$4,666	$0	-$3,149
Investment Amount(5)	$54,000	$58,320	$62,986	$62,986	$59,837

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
The Investment Amount at Term Start Date in year one is the $50,000 Purchase Payment. In years two through five, the Investment Amount at the Term Start Date would be $54,000, $58,320, $62,986 and $62,986, respectively, which was the Investment Amount at the Term End Date for the prior year.
(2)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. For example, in year one, Index Performance is calculated as follows:
(1,050 [Index Value at Term End Date] — 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date]) = 5%
(3)
In years one, two and three the Performance Rate is equal to the Step Rate because the Index Performance is positive or zero. It should be noted that although Index Performance was 20% in year two, the Performance Rate is capped at 8% by
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the Step Rate. In year four the Performance Rate is 0% because the Index Performance is –10% and the Shield 10 absorbs up to 10% of the negative Index Performance. In year five, the Performance Rate is –5% because the Index Performance is –15% and the Shield 10 absorbs up to 10% of the negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. For example, in year one the Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 8% [Performance Rate] = $4,000
(5)
The Investment Amount at the Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. For example, in year one the Investment Amount at the Term End Date is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $4,000 [Performance Rate Adjustment] = $54,000
Example 1C—Shield Option with Step Rate Edge:
Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index with an Edge Rate of 7% and lets it renew year after year for five years. The following example illustrates how her initial $50,000 Purchase Payment could perform over a five-year period given fluctuating Index Values. For renewals into the same Shield Option a new Edge Rate would be declared and go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.

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Contract Year	1	2	3	4	5
Term Start Date
Investment Amount(1)	$50,000	$53,500	$57,245	$61,252	$65,540
Index Value	1,000	1,050	1,260	1,260	1,134
Term End Date
Index Value	1,050	1,260	1,260	1,134	964
Index Performance(2)	5%	20%	0%	-10%	-15%
Edge Rate	7%	7%	7%	7%	7%
Shield Rate	10%	10%	10%	10%	10%
Performance Rate (one year)(3)	7%	7%	7%	7%	-5%
Performance Rate Adjustment(4)	$3,500	$3,745	$4,007	$4,288	-$3,277
Investment Amount(5)	$53,500	$57,245	$61,252	$65,540	$62,263

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
The Investment Amount at Term Start Date in year one is the $50,000 Purchase Payment. In years two through five, the Investment Amount at the Term Start Date would be $53,500, $57,245, $61,252 and $65,540, respectively, which was the Investment Amount at the Term End Date for the prior year.
(2)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. For example, in year one, Index Performance is calculated as follows:
(1,050 [Index Value at Term End Date] – 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date]) = 5%
(3)
In years one, two and three the Performance Rate is equal to the Edge Rate because the Index Performance is positive or zero. It should be noted that although Index Performance was 20% in year two, the Performance Rate is capped at 7% by the Step Rate Edge. In year four the Performance Rate is 7% because the Index Performance is –10% and does not exceed the Shield 10 which absorbs up to 10% of the negative Index Performance. In year five, the Performance Rate is –5% because the Index Performance is –15% and the Shield 10 absorbs up to 10% of the negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) multiplied by the Performance Rate. For example, in year one the Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 7% [Performance Rate] = $3,500
(5)
The Investment Amount at the Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) plus the Performance Rate Adjustment. For example, in year one the Investment Amount at the Term End Date is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $3,500 [Performance Rate Adjustment] = $53,500
Interim Value Calculation
Your Investment Amount in each Shield Option on the Term End Date is calculated as described above under “Calculating your Investment Amount on a Term End Date”. In setting the various rates we use in calculating the Investment Amount, we assume that you are going to hold a Shield Option until the Term End Date. Nevertheless, you have the right under the Contract to make withdrawals, Surrender the Contract or annuitize before the Term End Date. Therefore, we calculate an Interim Value on each Business Day between the Term Start Date and prior to the Term End Date.
Between the Term Start Date and the Term End Date, we use the Interim Value to calculate the amount that is available for (1) annuitizations; (2) death benefits; (3) withdrawals; (4) Surrenders; and (5) on a Contract Anniversary, to determine the Rider Charge and any automatic Step-Up of the GLWB Base. The Interim Value is also used to determine how much the Investment Amount will be reduced by a withdrawal. You may obtain your Interim Value on any Business Day by calling us at (888) 243-1932 or by accessing our website at www.brighthousefinancial.com. However, Interim Values fluctuate daily, and the current value(s) quoted may differ from the actual value(s) calculated.
Interim Value is equal to the Investment Amount at the Term Start Date, adjusted proportionately for any withdrawals (including any Rider Charge and any withdrawals to pay for advisory fees), in the Shield Option, adjusted for the Index Performance of the associated Index and subject to the applicable Accrued Shield Rate, Accrued Cap Rate, Accrued Step Rate, or Accrued Edge Rate. A withdrawal or Rider Charge deduction from a Shield Option will reduce your Interim Value by the
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amount withdrawn on the date of withdrawal and the amount deducted for the Rider Charge. The Interim Value calculation is different than the calculation we use to calculate the Investment Amount for a Shield Option on the Term End Date.
The Withdrawal Amount (including any Rider Charge and any withdrawal to pay for advisory fees) will reduce the Investment Amount for each Shield Option by the percentage reduction in the Interim Value of such Shield Option (i.e. a proportional reduction). Accordingly, when negative performance has caused the Interim Value to be less than the Investment Amount, the reduction to the Shield Option is on more than dollar for dollar basis. On the other hand, when positive performance has caused the Interim Value to be greater than the Investment Amount, the reduction to the Shield Option is on a less than dollar for dollar basis.
Accrued Shield Rate for Interim Value Calculation
The Accrued Shield Rate is the portion of the Shield Rate that has accrued from the Term Start Date to any day within the Term. This is the amount that will be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is less than zero. The Accrued Shield Rate is equal to the Shield Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term. Therefore, you receive a larger portion of the Shield Rate the closer you are to the Term End Date.
Accrued Cap Rate for Interim Value Calculation
The Accrued Cap Rate is the portion of the Cap Rate that has accrued from the Term Start Date to any day within the Term. This is the maximum Index Performance that may be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is greater than zero. The Accrued Cap Rate is equal to the Cap Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term. Therefore, you receive a larger portion of the Cap Rate the closer you are to the Term End Date.
Accrued Edge Rate for Interim Value Calculation
The Accrued Edge Rate is the portion of the Edge Rate that has accrued from the Term Start Date to any day within the Term. This is the rate that will be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is equal to or greater than the Accrued Shield Rate. The Accrued Edge Rate is equal to the Edge Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term. Therefore, you receive a larger portion of the Edge Rate the closer you are to the Term End Date.
Accrued Step Rate for Interim Value Calculation
The Accrued Step Rate is the portion of the Step Rate that has accrued from the Term Start Date to any day within the Term. This is the rate that will be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is equal to or greater than zero. The Accrued Step Rate is equal to the Step Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term. Therefore, you receive a larger portion of the Step Rate the closer you are to the Term End Date.
For purposes of determining the Accrued Shield Rate, Accrued Cap Rate, Accrued Step Rate, and Accrued Edge Rate, the total number of days in each calendar year of a Term is 365.
Performance Rate for Determination of Interim Value
The Performance Rate during a particular Term is the Index Performance, adjusted for the applicable Accrued Shield Rate, Accrued Cap Rate, Accrued Step Rate, or Accrued Edge Rate.
As noted above, the Interim Value is calculated using accrued values for the Shield Rate, Cap Rate, Step Rate, and Edge Rate.  So if you annuitize, die, make a withdrawal or Surrender your Contract before the Term End Date, you will not receive the full benefit of the Shield Rate, Cap Rate, Step Rate, or Edge Rate, but instead will receive the accrued percentage to the date of the annuitization, date of the payment of the death benefit, withdrawal or Surrender.  In addition, a withdrawal from a Shield Option will reduce your Interim Value by the amount withdrawn on the date of the withdrawal. For example, if you have a Shield Option with a 1-Year Term, a Shield 10 and a 10% Cap Rate and you make a withdrawal halfway through your Term, the Interim Value will be calculated using your Accrued Shield Rate and Accrued Cap Rate. That means your Accrued Shield Rate will be 5% and your Accrued Cap Rate will be 5%.
Based on the above, the accrued rates are calculated as follows:
The Shield Rate (10%) is multiplied by the number of days elapsed since the Term Start Date (183) and divided by the total number of days in the Term (365), so the Accrued Shield Rate is 5%.
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The Cap Rate (10%) is multiplied by the number of days elapsed since the Term Start Date (183) and divided by the total number of days in the Term (365), so the Accrued Cap Rate is 5%.
An Accrued Step Rate is calculated in the same manner—the Step Rate is multiplied by the number of days elapsed since the Term Start Date and divided by the total number of days in the Term. For example, if the Step Rate is 8% and the total number of days in the Term is 365 and 183 days have elapsed, then the Step Rate (8%) is multiplied by 183 and divided by 365 to arrive at an Accrued Step Rate of 4%.
Similarly, an Accrued Edge Rate is multiplied by the number of days elapsed since the Term Start Date and divided by the total number of days in the Term. For example, if the Edge Rate is 7% and the total number of days in the Term is 365 and 183 days have elapsed, then the Edge Rate (7%) is multiplied by 183 and divided by 365 to arrive at an Accrued Edge Rate of 3.5%.
Example 2—Calculating your Interim Value
Examples 2A and 2B are intended to show how Interim Value is calculated. An Interim Value Calculation will be made if you annuitize, die, make a withdrawal or Surrender your Contract before the Term End Date, and on a Contract Anniversary. In both examples, assume Owner 1 allocates her $50,000 Purchase Payment to a 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%. Example 2A will illustrate an Interim Value calculation with positive Index Performance and Example 2B will illustrate an Interim Value calculation with negative Index Performance. For purposes of these examples, assume the activity that triggers the Interim Value calculation occurs exactly halfway through the Term and that there are no withdrawals made as of the date the Interim Value is calculated.
To see how we calculate Investment Amount after a withdrawal, please see “WITHDRAWAL PROVISIONS” and Example 3A.
Example 2A—Positive Index Performance:
Term Start Date
Investment Amount	$50,000
Shield Rate	Shield 10
Cap Rate	10%
Index Value	500
Interim Value Calculation Halfway Through Term
Index Value	600
Index Performance(1)	20%
Accrued Cap Rate(2)	5%
Performance Rate(3)	5%
Performance Rate Adjustment(4)	$2,500
Interim Value(5)	$52,500

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
(600 [Index Value on date of Interim Value calculation] — 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date] = 20%
(2)
The Accrued Cap Rate is equal to the Cap Rate multiplied by the number of days elapsed since the Term Start Date divided by the total number of days in the Term. The Accrued Cap Rate is calculated as follows:
10% [Cap Rate] x 183 [number of days elapsed since the Term Start Date]
÷ 365 [total number of days in the Term] = 5%
(3)
The Performance Rate is equal to the Accrued Cap Rate because it cannot exceed the Accrued Cap Rate even though the Index Performance was at 20%.
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(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 5% [Performance Rate] = $2,500
(5)
The Interim Value is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. The Interim Value is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $2,500 [Performance Rate Adjustment] = $52,500
Example 2B—Negative Index Performance:
Term Start Date
Investment Amount	$50,000
Shield Rate	Shield 10
Cap Rate	10%
Index Value	500
Interim Value Calculation Halfway Through Term
Index Value	400
Index Performance(1)	–20%
Accrued Shield Rate(2)	5%
Performance Rate(3)	–15%
Performance Rate Adjustment(4)	–$7,500
Interim Value(5)	$42,500

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Therefore, the Index Performance is calculated as follows:
(400 [Index Value on date of Interim Value calculation] — 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date]) = –20%
(2)
The Accrued Shield Rate is equal to the Shield Rate multiplied by the number of days elapsed since the Term Start Date divided by the total number of days in the Term. The Accrued Shield Rate is calculated as follows:
10% [Shield Rate] x 183 [number of days elapsed since the Term Start Date]
÷ 365 [total number of days in the Term] = 5%
(3)
The Performance Rate is –15% because the Index Performance is –20% and the Accrued Shield Rate of 5% absorbs up to 5% of the negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x –15% [Performance Rate] = –$7,500
(5)
The Interim Value is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. The Interim Value is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + –$7,500 [Performance Rate Adjustment] = $42,500
Withdrawal Provisions
Prior to the Annuity Date, you may, upon Notice to us, request a full or a partial withdrawal and we will withdraw that amount from your Account Value (the “Withdrawal Amount”). A withdrawal  (including any applicable Rider Charges and withdrawals to pay for advisory fees) will result in a reduction to the Investment Amount in each Shield Option and the Fixed Account in the ratio that each Shield Option and the Fixed Account bears to the total Account Value, unless you instruct us
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otherwise. For a partial withdrawal, the amount payable to you will be a net amount equal to the Withdrawal Amount reduced by any applicable Premium and Other Taxes. Alternatively, you can choose to have the Premium Tax and other taxes deducted from the remaining Account Value, in which case you would receive the full dollar amount you requested. A withdrawal  (including any applicable Rider Charges and withdrawals to pay for advisory fees) will also result in a proportionate reduction to the death benefit under the Contract. If you have the Return of Premium death benefit, your Purchase Payment is reduced proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal.
The total Withdrawal Amount from the Account Value must not be less than $500, which is the minimum partial withdrawal amount. If the withdrawal would result in the Account Value being less than the Minimum Account Value ($2,000), we will treat the withdrawal request as a request for a full withdrawal. We will not terminate any Contract for which the GLWB rider or any guaranteed death benefit is then in effect, if, at the time the termination would otherwise occur, the guaranteed amount remaining under the GLWB rider, or the guaranteed amount under any death benefit, is greater than the Account Value.
If you make a total withdrawal of your Account Value (because of an Early Withdrawal or an Excess Withdrawal), elect to receive Income Payments under your Contract, change the Owner or Joint Owner (or Annuitant, if the Owner is a non-natural person) or assign your Contract, a portion of the Rider Charge will be assessed based on the full number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of Income Payments, the change of Owner/Annuitant, or the assignment. The Rider Charge will be deducted from each applicable Shield Option and the Fixed Account in the ratio the portion of the Account Value in such Shield Option and Fixed Account bears to the total Account Value.
If you request a full or partial withdrawal (unless you instruct us otherwise for a partial withdrawal), the Withdrawal Amount will result in our paying you a net amount. The net amount payable to you is equal to (a)-(b)-(c)
Withdrawals  (including any applicable Rider Charges and withdrawals to pay for advisory fees) from the Fixed Account (if available) will reduce the Fixed Account Value dollar for dollar by the portion of the Withdrawal Amount deducted from the Fixed Account. Withdrawals from the Shield Options on the Term End Date will reduce the Investment Amount dollar for dollar by the portion of the Withdrawal Amount deducted from the Shield Options after the application of the Performance Rate.
If the withdrawal is taken during a Term, the Withdrawal Amount (including any applicable Rider Charge and amounts withdrawn to pay fees and expenses associated with a fee-based program) will reduce the Investment Amount for each Shield Option by the percentage reduction in the Interim Value of such Shield Option (i.e. a proportional reduction). Accordingly, when negative performance has caused the Interim Value to be less than the Investment Amount, the reduction to the Shield Option is on more than a dollar for dollar basis. On the other hand, when positive performance has caused the Interim Value to be greater than the Investment Amount, the reduction to the Shield Option is on a less than dollar for dollar basis.
For example, assume Owner 1 makes a $100,000 Purchase Payment at Contract issue and allocates the Purchase Payment equally to two Shield Options so that each starts with $50,000. This amount is the initial Investment Amount. Assume in 6 months Shield Option A has an Interim Value of $65,000 and Shield Option B has an Interim Value of $45,000. Assume at this time Owner 1 decides to make a withdrawal of $20,000. If the withdrawal is taken completely from Shield Option A, the reduction in the Interim Value is 30.77% ($20,000 ÷ $65,000). The Investment Amount for Shield Option A would then be reduced to $34,615.38 ($50,000 x (1-30.77%)). The total Investment Amount is then $84,615.38 ($34,615.38 + $50,000). If the entire withdrawal is taken from Shield Option B, the reduction in the Interim Value is 44.44% ($20,000 ÷ $45,000). The Investment Amount for Shield Option B would be reduced to $27,777.78 ($50,000 x (1-44.44%)). The total Investment Amount is then $77,777.78 ($50,000 + $27,777.78).
The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option. A partial withdrawal from a Shield Option does not affect the Cap Rate, Step Rate, or Edge Rate, as applicable, and the Shield Rate that will apply to the remaining Investment Amounts that are held in the Shield Option through the Term End Date.
After receipt of a Notice of withdrawal from you, we reserve the right to defer payment for a withdrawal for the period permitted by applicable law but not more than six (6) months.
Financial Advisor Initiated Withdrawals. Subject to our administrative procedures, you may authorize your financial advisor to take withdrawals on your behalf, which may be used to pay fees and expenses associated with your fee-based program. A withdrawal made to pay such fees and expenses is subject to the same withdrawal provisions described in this section. These withdrawals, like all withdrawals, will result in a reduction to the Investment Amount in each Shield Option and the Fixed Account in the ratio that each Shield Option and the Fixed Account bears to the total Account Value unless you instruct us otherwise. Moreover, even relatively small withdrawals taken periodically can have a significant
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aggregate impact. If taken prior to the Annual Benefit Commencement Date, the fee deduction will be considered an Early Withdrawal.  After the Annual Benefit Commencement Date, a withdrawal made to pay such fees and expenses that exceeds the Annual Benefit Payment, will be considered an Excess Withdrawal. If you take an Early Withdrawal or an Excess Withdrawal, your GLWB Base and Net Purchase Payment Amount will be reduced. A withdrawal can have many consequences and may terminate the GLWB rider and Contract. Assuming a $100,000 Purchase Payment, no growth, no losses, and no other withdrawals except annual withdrawals to pay for a 1% advisory fee, over ten years the ending Account Value would be $90,438, whereas the ending Account Value would be $100,000 without withdrawals to pay for advisory fees. You should consult with your financial advisor for more details about your particular fee-based program, including the impact of taking withdrawals to pay fees and expenses associated with fee-based programs. See “FEE-BASED EXPENSES” and “FEDERAL TAX CONSIDERATIONS”.
Divorce. A withdrawal made pursuant to a divorce or separation agreement is subject to the same withdrawal provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Value, the death benefit, and the amount of the GLWB rider (including the GLWB Base we use to determine the Annual Benefit Payment). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportional reduction of the GLWB Base, as described in the “Guaranteed Lifetime Withdrawal Benefit.”  The withdrawal could have a significant negative impact on the GLWB rider and the death benefit.
Withdrawal Charge
During the Accumulation Phase, you can make a withdrawal from your Contract (either partial or a complete withdrawal). This Contract has no withdrawal charge.
Systematic Withdrawal Program
On or after your Annual Benefit Commencement Date, you may enroll in the optional Systematic Withdrawal Program for automated processing of your Annual Benefit Payments. We do not assess a charge for this program. You can receive payments monthly, quarterly, semi-annual or annually provided that each payment must amount to at least $100 (a minimum of $500 must be distributed per Contract Year). We reserve the right to change the required minimum or the availability of this program. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next Business Day. The total withdrawals under the Systematic Withdrawal Program in the Contract Year cannot exceed an amount equal to the Annual Benefit Payment. While the Systematic Withdrawal Program is in effect, you can make additional withdrawals outside of the program. However, such withdrawals that exceed the Annual Benefit Payment, will be considered Excess Withdrawals and will reduce the GLWB Base and Net Purchase Payment Amount.
Withdrawals under the Systematic Withdrawal Program may either be drawn proportionally from all Shield Options and the Fixed Account to which you are allocated, or you can designate specific Shield Option(s) and/or the Fixed Account from which the withdrawal will be drawn. Additionally, you may elect to have your entire Annual Benefit Payment transferred to the Fixed Account and have your systematic withdrawals processed from the Fixed Account, as described below in “Fixed Account Automated Withdrawal Processing."
Each withdrawal, systematic or otherwise (including amounts withdrawn to pay fees and expenses associated with a fee-based program) will reduce the Investment Amount for each Shield Option by the same percentage reduction in the Interim Value of such Shield Option (i.e. a proportional reduction). Therefore, a withdrawal when Index Performance is negative will cause a greater percentage reduction in the remaining Investment Amount relative to the percentage reduction for the same Withdrawal Amount when Index performance is positive. Each withdrawal from the Fixed Account reduces the value of that account by the amount of the withdrawal (dollar for dollar).
If you choose proportional withdrawals, all withdrawals are drawn from the Shield Options and Fixed Account in the ratio that each Shield Option(s) and/or the Fixed Account bears to your Account Value.
If you choose withdrawals from specific Shield Option(s) and/or the Fixed Account, all withdrawals are drawn from the specified Shield Option(s) and/or Fixed Account in an amount you determine. If there are insufficient funds in the specified Shield Options or the Fixed Account to cover the amount of the withdrawal, the withdrawal will be processed to take the amount in that Shield Option or Fixed Account to $0, and the remaining amount of the withdrawal will default to proportional from all Shield Options and the Fixed Account to which you are allocated. Future withdrawals under the Systematic Withdrawal Program will continue to be drawn proportionally, unless you instruct us otherwise.
You may terminate your participation in the Systematic Withdrawal Program at any time. We will terminate your participation in the Systematic Withdrawal Program when we receive notification of your death.
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Income taxes, tax penalties, and certain restrictions may apply to withdrawals under the Systematic Withdrawal Program. Excess Withdrawals are subject to the same risks as any other withdrawals under the Contract. Moreover, since Withdrawal Amounts from a Shield Option will reduce the Investment Amount for that Shield Option by the percentage reduction in the Interim Value of that Shield Option, a withdrawal when Index Performance is negative will cause a greater percentage reduction in the Investment Amount relative to the percentage reduction for the same Withdrawal Amount when Index Performance is positive. Since withdrawals under the Systematic Withdrawal Program are automatic, you will have no control over the timing of those withdrawals.
Fixed Account Automated Withdrawal Processing. You may elect to have your systematic withdrawals processed from the Fixed Account. If you choose to have your withdrawals processed from the Fixed Account, we will transfer the entire amount of your Annual Benefit Payment from the Shield Options to the Fixed Account on each Contract Anniversary. The transfer will be proportional based on the ratio that each Shield Option(s) bears to the Account Value or per your specifications. The transfer on the Contract Anniversary will occur after applying the Performance Rate Adjustment and after deducting the Rider Charge. After the transfer to the Fixed Account, your automated withdrawal payments will be processed from the Fixed Account on a monthly, quarterly, semi-annual or annual basis. Amounts transferred to the Fixed Account become part of the Fixed Account Value and earn interest accordingly. See Appendix D. The Fixed Account automated withdrawal processing can only begin on a Contract Anniversary. Any earned interest will remain in the Fixed Account unless transferred out on a Contract Anniversary, subject to the Transfer requirements. (See “TRANSFERS”). If you terminate your participation in the Systematic Withdrawal Program, the amounts in the Fixed Account at termination will remain in the Fixed Account unless transferred to one of the available Shield Options in accordance with our transfer procedures. (See “TRANSFERS”).
Example 3—Withdrawals
Examples 3A, 3B and 3C are intended to show how withdrawals work. In each example, assume that Owner 1 allocates her $50,000 Purchase Payment to the 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%. Example 3A will illustrate a withdrawal when Index Performance is positive. Example 3B will illustrate a withdrawal when Index Performance is negative. In both examples 3A and 3B, Owner 1 takes only one $20,000 withdrawal exactly halfway through the Term. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date for that Shield Option (assuming no additional withdrawals). Example 3C illustrates an Investment Amount calculation with a Locked Index Value and a withdrawal of 50% of the Investment Amount, calculated at the Term End Date.For purposes of the examples, assume no deduction of the Rider Charge.
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Example 3A—Calculating Investment Amount with Positive Index Performance with a Withdrawal:
Term Start Date
Investment Amount	$50,000
Shield Rate	Shield 10
Cap Rate	10%
Index Value	500
Interim Value Calculation Halfway Through Term
Index Value	600
Index Performance(1)	20%
Accrued Cap Rate(2)	5%
Performance Rate(3)	5%
Performance Rate Adjustment(4)	$2,500
Interim Value(5)	$52,500
Withdrawal Amount taken	$20,000
Investment Amount at Term Start Date adjusted for any withdrawals(6)	$30,952
Net Proceeds from withdrawal paid to Contract Owner(7)	$20,000
Term End Date
Index Value	650
Index Performance(8)	30%
Performance Rate(9)	10%
Performance Rate Adjustment(10)	$3,095
Investment Amount(11)	$34,047

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
(600 [Index Value on date of Interim Value calculation] — 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date]) = 20%
(2)
The Accrued Cap Rate is equal to the Cap Rate multiplied by the number of days elapsed since the Term Start Date divided by the total number of days in the Term. The Accrued Cap Rate is calculated as follows:
10% [Cap rate] x 183 [number of days elapsed since Term Start Date]
÷ 365 [total number of days in the Term] = 5%
(3)
The Performance Rate is equal to the Accrued Cap Rate because it cannot exceed the Accrued Cap Rate even though Index Performance was at 20%.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (no withdrawals have been taken so far) or Rider Charge (there are no Rider Charge deductions in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 5% [Performance Rate] = $2,500
(5)
The Interim Value is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) plus the Performance Rate Adjustment. This is the amount in the Shield Option selected that would be available if you annuitize, die, make a withdrawal or Surrender your Contract on that date. The Interim Value is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $2,500 [Performance Rate Adjustment] = $52,500
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(6)
The Investment Amount is reduced proportionally by the withdrawal taken based on the reduction in Interim Value. Therefore, the Investment Amount adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) is calculated as follows:
$50,000 [Investment Amount on Term Start Date] x (1- $20,000 [gross withdrawal amount halfway through the Term]
÷ $52,500 [Interim Value on date of withdrawal]) = $30,952
The proportionally reduced Investment Amount is used as the new Investment Amount at Term Start Date for the Term until the Term End Date for this Shield Option (assuming no additional withdrawals).
(7)
The net amount payable to the Contract Owner is equal to the amount withdrawn, which is $20,000.
(8)
Index Performance at the Term End Date is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. Index Performance at the Term End Date is calculated as follows:
(650 [Index Value at Term End Date] - 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date] = 30%
(9)
Index Performance at the Term End Date exceeds the Cap Rate and therefore the Performance Rate at the Term End Date is equal to the Cap Rate.
(10)
The Performance Rate Adjustment at the Term End Date is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals For purposes of the examples, assume no deduction of the Rider Charge. multiplied by the Performance Rate at the Term End Date. The Performance Rate Adjustment at the Term End Date is calculated as follows:
$30,952 [Investment Amount adjusted for withdrawal] x 10% [Performance Rate at Term End Date] = $3,095
(11)
The Investment Amount at the Term End Date is equal to the Investment Amount one year after the Term Start Date adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) plus the Performance Rate Adjustment at Term End Date. The Investment Amount at the Term End Date is calculated as follows:
$30,952 [Investment Amount adjusted for withdrawal]
+ $3,095 [Performance Rate Adjustment at Term End Date] = $34,047
Example 3B—Calculating Investment Amount with Negative Index Performance with a Withdrawal:
Term Start Date
Investment Amount	$50,000
Shield Rate	Shield 10
Cap Rate	10%
Index Value	500
Interim Value Calculation Halfway Through Term
Index Value	400
Index Performance(1)	–20%
Accrued Shield Rate(2)	5%
Performance Rate(3)	–15%
Performance Rate Adjustment(4)	–$7,500
Interim Value Halfway Through Term(5)	$42,500
Withdrawal Amount taken	$20,000
Investment Amount at Term Start Date adjusted for any withdrawals(6)	$26,471
Net Proceeds from Withdrawal paid to Contract Owner(7)	$20,000
Term End Date
Index Value	450
Index Performance(8)	–10%
Performance Rate(9)	0%
Performance Rate Adjustment(10)	$0
Investment Amount(11)	$26,471
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The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
(400 [Index Value on date of Interim Value calculation] — 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date]) = –20%
(2)
The Accrued Shield Rate is equal to the Shield Rate multiplied by the number of days elapsed since the Term Start Date divided by the total number of days in the Term. The Accrued Shield Rate is calculated as follows:
10% [Shield Rate] x 183 [number of days elapsed since Term Start Date]
÷ 365 [total number of days in the Term] = 5%
(3)
The Performance Rate is –15% because the Index Performance is –20% and the Accrued Shield Rate of 5% absorbs up to 5% of the negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (no withdrawals have been taken so far) or Rider Charge (there are no Rider Charge deductions in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x –15% [Performance Rate] = –$7,500
(5)
The Interim Value is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) plus the Performance Rate Adjustment. This is the amount in the Shield Option selected that would be available if you annuitize, die, make a withdrawal or Surrender your Contract on that date. The Interim Value is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + –$7,500 [Performance Rate Adjustment] = $42,500
(6)
The Investment Amount is reduced proportionally by the withdrawal taken based on the reduction in Interim Value. Therefore, the Investment Amount adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) is calculated as follows:
$50,000 [Investment Amount on the Term Start Date]
x (1-$20,000 [gross withdrawal amount halfway through the Term])
÷ $42,500 [Interim Value on date of withdrawal] = $26,471
The proportionally reduced Investment Amount is used as the new Investment Amount at Term Start Date for the Term until the Term End Date for this Shield Option (assuming no additional withdrawals).
(7)
The net amount payable to the Contract Owner is equal to the amount withdrawn, which is $20,000.
(8)
Index Performance at the Term End Date is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. Index Performance at the Term End Date is calculated as follows:
(450 [Index Value at Term End Date] — 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date] = –10%
(9)
The Performance rate at the Term End Date is 0% because the Index Performance at the Term End Date is –10% and the Shield 10 absorbs up to 10% of the negative Index Performance.
(10)
The Performance Rate Adjustment at the Term End Date is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) multiplied by the Performance Rate at the Term End Date. The Performance Rate Adjustment at the Term End Date is calculated as follows:
$26,471 [Investment Amount adjusted for withdrawal] x 0% [Performance Rate at Term End Date] = $0
(11)
The Investment Amount at the Term End Date is equal to the Investment Amount adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) plus the Performance Rate Adjustment at Term End Date. The Investment Amount at the Term End Date is calculated as follows:
$26,471 [Investment Amount adjusted for withdrawal]
+ $0 [Performance Rate Adjustment at Term End Date] = $26,471
Transfers
Transfers or Renewals during Transfer Period following Term End Date
You may make transfers only during the Transfer Period following the Term End Date. You may transfer all or a portion of the amount in your Shield Option. You may make transfers to or from the Fixed Account and/or to or from the Shield Option(s) subject to the minimum allocation of $500. We must receive notification of your election to transfer, in a form satisfactory to us or by calling us at 1-888-243-1932, no later than five (5) calendar days after the Contract Anniversary on which the
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transfer will take place. Your financial advisor can provide more information or you may contact our Annuity Service Office. You cannot make transfers outside the Transfer Period and transfers may not be made after the Annuity Date. To make a transfer from a Shield Option in which you have an Investment Amount the Shield Option must have reached its Term End Date. The Transfer Period is the five (5) days following the Contract Anniversary coinciding with the Term End Date and Interest Rate Term End Date, as applicable, for the Shield Option(s) and/or the Fixed Account. The effective date of such transfer is the first day of the Interest Rate Term and/or a Term(s) in which the transfer is made.
Transfers during Term
If you make a transfer during the Transfer Period, the amount available to transfer is the Interim Value of each Shield Option, which will equal the Investment Amount in that Shield Option at the Term End Date. After the Transfer Period, the Interim Value of that Shield Option is equal to the Investment Amount in the Shield Option, adjusted for the Index Performance of the associated Index and subject to the applicable Accrued Shield Rate, Accrued Cap Rate, Accrued Step Rate, or Accrued Edge Rate.
If you do not make a transfer during the Transfer Period following the Term End Date, the Investment Amount allocated to the Shield Option that has reached its Term End Date will automatically be renewed into the same Shield Option unless you elect to transfer into a different Shield Option or the Fixed Account. There are two ways you may find out what the renewal Cap Rates, Step Rates, and Edge Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preference, indicating your maturing Shield Options and how you can obtain the new Cap Rates, Step Rates, and Edge Rates. You may also access the Company’s website at [TO BE UPDATED BY AMENDMENT] where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. See “RATE CREDITING TYPES.” You have the Transfer Period to notify us if you want to transfer some or all of your Investment Amount to a new Shield Option or the Fixed Account.
Transfer Requirements for Shield Options While the GLWB rider is in Effect. If the same Shield Option is no longer available at the Term End Date and your GLWB rider is in effect, the Investment Amount in the applicable Shield Option(s) will automatically transfer into a Shield Option with a 1-Year Term, Cap Rate, highest Shield Rate, and with the same Index, unless you instruct us otherwise during the Transfer Period. If a Shield Option with a 1-Year Term, Cap Rate, highest Shield Rate, and with the same Index is not available, the Investment Amount will automatically transfer into the Fixed Account, if available, at the Term End Date, unless you instruct us otherwise during the Transfer Period. If the Fixed Account is not available, these amounts will automatically transfer into the Shield Option with, in order of priority, the shortest Term, the highest Shield Rate, and the lowest Cap Rate from the Shield Options available at the end of the Term unless otherwise directed by You during the Transfer Period.
Transfer Requirements for Shield Options After the GLWB rider is Terminated. If the same Shield Option is no longer available at the Term End Date and your GLWB rider has been terminated, the Investment Amount in the applicable Shield Option(s) will automatically transfer into the Fixed Account, if available, at the Term End Date, unless you instruct us otherwise during the Transfer Period. If the Fixed Account is not available, these amounts will automatically transfer into the Shield Option with, in order of priority, the shortest Term, the highest Shield Rate, and the lowest Cap Rate from the Shield Options available at the end of the Term unless otherwise directed by You during the Transfer Period.
Transfer Requirements for the Fixed Account. The amounts transferred to the Fixed Account must remain in the Fixed Account until the Interest Rate Term End Date (which, currently, will not be less than one (1) year). If the Fixed Account is not available, these amounts will automatically transfer into the Shield Option with, in order of priority, the shortest Term, the highest Shield Rate and the lowest Cap Rate, from the Shield Options available at the Term End Date, unless otherwise instructed by you during the Transfer Period.
Renewals.    For renewals into the same Shield Option, a new Cap Rate or Step Rate, as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.
Example 4—Transfers
Example 4 is intended to show how transfers work. Owner 1 allocates her $50,000 Purchase Payment to the 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%. At the end of the 1-Year Term, she transfers 50% of her 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10% into a 1-Year Term / Shield 10 / Russell 2000® Index with a Cap Rate of 12% and opts to let the remaining 50% of her Investment Amount automatically renew. For purposes of the examples, assume no deduction of the Rider Charge.
Shield Options prior to Transfer:
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Contract Year	1
Term Start Date
Investment Amount	$50,000
Index Value	1,000
Term End Date
Index Value	1,200
Index Performance(1)	20%
Cap Rate	10%
Shield Rate	Shield 10
Performance Rate (one year)(2)	10%
Performance Rate Adjustment(3)	$5,000
Investment Amount(4)	$55,000

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. Index Performance is calculated as follows:
(1,200 [Index Value at Term End Date] — 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date]) = 20%
(2)
Since Index Performance is greater than zero and exceeds the Cap Rate, the Performance Rate equals the Cap Rate.
(3)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 10% [Performance Rate] = $5,000
(4)
The Investment Amount at Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. The Investment Amount is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $5,000 [Performance Rate Adjustment] = $55,000
Shield Options after Transfer:
Contract Year	2
	1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%	1-Year Term / Shield 10 / Russell 2000® Index with a Cap Rate of 12%
Investment Amount at Term Start Date (second term)(1)	$27,500	$27,500

Notes to the table above.
(1)
The Investment Amount at Term End Date is reallocated so that 50% is renewed in the same Shield Option and 50% is allocated to a new Shield Option.
DEATH BENEFIT
If you die during the Accumulation Period, we will pay a death benefit to your Beneficiary (or Beneficiaries). The standard death benefit for your Contract is described below.
Please check your Contract and riders for the specific provisions applicable to you. We will require both due proof of death and an acceptable election for the payment method before any death benefit is paid. Our obligations are subject to all payments made and actions taken by us before our receipt of Notice of due proof of death. Any death benefit will be paid in accordance with applicable law or regulations governing death benefit payments. (See “General Death Benefit Provisions” below.)
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Standard Death Benefit
If you are age 81 or older at the Issue Date of your Contract, the standard death benefit is the Account Value.
If you are age 80 or younger at the Issue Date of your Contract, the standard death benefit will be the Return of Premium death benefit which is the greater of:
(1)
your Account Value; or
(2)
your Purchase Payment, reduced proportionally by the percentage reduction in Account Value of the Shield
Option(s) and the Fixed Account for each partial withdrawal (including any withdrawals to pay for advisory fees).
If a non-natural person owns the Contract, then the Annuitant will be deemed to be the Owner for purposes of determining the Death Benefit Amount. If Joint Owners are named, the age of the oldest Joint Owner will be used to determine the Death Benefit Amount.
If the Owner is a natural person and the Owner is changed to someone other than a spouse, the Death Benefit Amount will be determined as defined above; however, for the Return of Premium death benefit, subsection (2) will be changed to provide as follows: “the Account Value as of the effective date of the change of Owner, reduced proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal (including any withdrawals to pay for advisory fees) made after such date.”
In the event that a Beneficiary who is the spouse of the Owner elects to continue the Contract in his or her name after the Owner dies, the Death Benefit Amount for the Return of Premium death benefit, will be determined in accordance with (1) or (2) above.
The Death Benefit Amount cannot be withdrawn as a lump sum prior to the death of the Owner (or Annuitant where the Owner is a non-natural person).
The current Death Benefit Amount will appear on any reports that are sent to you.
The death benefit terminates (a) upon termination of the Contract; (b) when the entire Account Value is applied to an Annuity Option; or (c) when the Account Value is reduced to zero.
See Appendix C for examples of the Return of Premium death benefit.
General Death Benefit Provisions
If the Beneficiary under a Qualified Contract is the Annuitant’s spouse, the tax law generally allows distributions to begin by the year in which the Annuitant would have been required to begin taking distributions (which may be more or less than ten years after the Annuitant’s death). (See “FEDERAL TAX CONSIDERATIONS” for a discussion of the tax law requirements applicable to distributions from Qualified Contracts).
The Death Benefit Amount is determined as of the end of the Business Day on which we receive both due proof of death and an acceptable election for the payment method. Where there are multiple Beneficiaries, the death benefit will be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. The Death Benefit Amount remains in the Contract until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any Death Benefit Amounts held in the Contract on behalf of the remaining Beneficiaries will remain in the existing Shield Options and/or the Fixed Account and are subject to fluctuation in value. This risk is borne by the Beneficiaries. There is no additional death benefit guarantee. See “Death Benefit Under the GLWB Rider” under the “LIVING BENEFIT” section for more detailed explanations of how the death benefit is treated under the GLWB.
For the Return of Premium death benefit, if the Beneficiary chooses to continue the Contract, any excess of the Death Benefit Amount over the Account Value will be allocated to the Fixed Account. If the Fixed Account is not available, any excess amount of the Death Benefit Amount over the Account Value will be allocated into the Shield Option with, in order of priority, the shortest Term, the highest Shield Rate, and the lowest Cap Rate from the Shield Options available at the next Contract Anniversary, unless otherwise instructed by the Beneficiary.
Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary, unless instructed otherwise.
If we are presented with notification of your death before any requested transaction is completed, we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and an election for the payment method.
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We will pay interest on any delayed death benefit payments in accordance with the laws and regulations in effect under the applicable state law.
Controlled Payout
You may elect to have the death benefit proceeds paid to your Beneficiary in the form of Income Payments for life or over a period of time that does not exceed your Beneficiary’s life expectancy, subject to applicable tax law requirements. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the Beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts.
Death of Owner During the Accumulation Period
The death benefit will be paid to your Beneficiary(ies) upon your death, or the first death of a Joint Owner. If the Contract is owned by a non-natural person, the Annuitant will be deemed the Owner in determining the death benefit. If there are Joint Owners, the age of the older Owner will be used to determine the death benefit.
Death Benefit Options
In the event an Owner (or the Annuitant, where the Owner is not an individual) dies during the Accumulation Period, a Beneficiary must choose payment of the death benefit under one of the options below (unless the Owner has previously made the election or due to the requirements of the Code). The death benefit options available under the Contract include the following and any other options acceptable to you and us:
(a)
Option 1—lump sum payment in cash; or
(b)
Option 2—payment of the entire death benefit under a Non-Qualified Contract within five (5) years (or under a Qualified Contract generally within ten (10) years) of the date of death of the Owner or the first Joint Owner to die; or
(c)
Option 3—payment of the death benefit under an Annuity Option or other periodic payment option acceptable to us (if permitted by the Code) in substantially equal periodic payments (made at least annually) over the lifetime of the
Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one (1) year of the date of death of the Owner or the first Joint Owner to die. Any portion of the death benefit not applied within one (1) year of the date of the Owner’s or Joint Owner’s death must be distributed within five (5) years of the date of death.
For Non-Qualified Contracts, payment must begin within one year of the date of death. For Qualified Contracts, payment must begin no later than the end of the calendar year immediately following the year of death.
We may also offer a payment option, for both Non-Qualified Contracts and certain Qualified Contracts, under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of RMDs that are taken as withdrawals from Individual Retirement Accounts. Such payment option may be limited to certain categories of beneficiaries. If this option is elected, we will issue a new contract to your Beneficiary in order to facilitate the distribution of payments. Upon the death of your Beneficiary, the death benefit would be required to be distributed in accordance with applicable tax law requirements. In some cases, this will require that the proceeds be distributed more rapidly than the method of distribution in effect at the time of your Beneficiary’s death. (See “FEDERAL TAX CONSIDERATIONS.”)
If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within seven (7) days.
All options must comply with applicable federal income tax rules. The tax rules are complex and differ for Non-Qualified Contracts and Qualified Contracts. As a general matter, the entire death benefit must be paid within five years (or in some cases 10 years for Qualified Contracts) of the Owner’s date of death unless an exception applies. You should consult your tax adviser about the tax rules applicable to your situation.
Beneficiary Continuation Options. We offer two types of Beneficiary Continuation Options during the Accumulation Period: the Spousal Continuation and Non-Spousal Beneficiary Continuation Options described below. We must receive Notice of the election of one of these Beneficiary Continuation Options by the end of the 90th day after we receive Notice of due proof of death. If the surviving spouse qualifies for Spousal Continuation and has not chosen one of the death benefit options above by the end of the 90 day period, the Spousal Continuation Option will be automatically applied on the 90th day. If a
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Non-Spousal Beneficiary qualifies for Non-Spousal Beneficiary Continuation and has not chosen one of the death benefit options above by the end of the 90 day period, the Non-Spousal Beneficiary Continuation Option will be automatically applied on the 90th day.
Spousal Continuation. If the Owner dies during the Accumulation Period, the spouse may choose to continue the Contract in his or her own name, to the extent permitted by law, and exercise all of the Owner’s rights under the Contract. Upon such election the Account Value will be adjusted to an amount equal to the Death Benefit Amount determined upon such election and receipt of due proof of death of the Owner. Any excess of the Death Benefit Amount over the Account Value will be allocated to the Fixed Account. If the Fixed Account is not available, any excess amount of the Death Benefit Amount over the Account Value will be allocated into the Shield Option with, in order of priority, the shortest Term, the highest Shield Rate and the lowest Cap Rate from the Shield Options available at the next Contract Anniversary, unless otherwise elected by the spouse. See “Spousal Continuation” under the “LIVING BENEFIT” section for additional details.
Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs (see “FEDERAL TAX CONSIDERATIONS.”)
Non-Spousal Beneficiary Continuation. A Beneficiary who is not a spouse generally can choose to continue a Non-Qualified Contract until the fifth anniversary of the Owner’s death, and a Qualified Contract generally until the tenth anniversary of the Owner’s death. The Contract can be continued by a Beneficiary only if his or her share of the death benefit is at least equal to the Minimum Account Value. If the Beneficiary continues the Contract under this provision his or her share will not be paid. It will instead be continued in the Contract on the date we determine the Death Benefit Amount. Such Beneficiary will have the right to make partial and full withdrawals of his/her share of the Contract. Such Beneficiary will also have the right to make transfers at the Term End Date or the Interest Rate Term End Date.
During the continuation period the Beneficiary can choose to receive his/her share of the Contract in a single lump sum payment or, to the extent permitted by the Code, apply it to an Annuity Option or other option acceptable to us that must be payable for the life of the Beneficiary or for a term no longer than the life expectancy of the Beneficiary starting within one (1) year after the death of the Owner.
On the fifth anniversary of the death of a Non-Qualified Contract Owner, (or generally the tenth anniversary of the death of a Qualified Contract Owner), any Beneficiary will be paid his/her share of the Account Value that has not been applied to an Annuity Option or other settlement option permissible under the Code, in a single lump sum payment and the Contract will terminate.
Note: A Beneficiary who is not a spouse may continue the Contract; however, the GLWB rider will terminate.  See “Death Benefit Under the GLWB Rider” under the “LIVING BENEFIT” section for more detailed explanations of how the death benefit is treated under the GLWB.
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Living Benefit
The GLWB rider comes standard with the Contract and guarantees that you will receive lifetime income regardless of market performance. The guarantee is subject to the conditions described in “Operation of the GLWB rider,” including the condition that withdrawals that are Early Withdrawals or Excess Withdrawals will reduce the payments under the guarantee (and such reductions may be significant) or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee. The GLWB rider for your Contract is described below.
Please check your Contract, GLWB rider, and GLWB Supplement for the specific provisions applicable to you.
Guaranteed Lifetime Withdrawal Benefit
Currently we offer two variations of the Brighthouse Pay Plus Rider: Market Growth and Market Growth with Rollup (see “GLWB rider Variations” below.) If you have attained the Lifetime Withdrawal Age and reached the Earliest Annual Benefit Commencement Date, as specified in your GLWB Supplement, you may establish the Annual Benefit Commencement Date and begin taking withdrawals under the GLWB rider immediately or at a later time; however, any withdrawals taken prior to the Annual Benefit Commencement Date will reduce the GLWB Base and Net Purchase Payment Amount (for Market Growth with Rollup only) (see “Managing Your Withdrawals” below). The GLWB rider cannot be cancelled but will be terminated as stated below (see “Termination of the GLWB Rider” below).
Rider Charge
The Rider Charge for the GLWB rider is equal to the Rider Fee Rate, a percentage that is specified in the GLWB Supplement and will not change with respect to your specific Contract. The Rider Charge is deducted from your Account Value for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Step-Up. For Market Growth with Rollup, the Rollup rate, if applicable to the previous Contract Year, is applied before deducting any Rider Charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary. We deduct the Rider Charge from each applicable Shield Option and the Fixed Account in the ratio the portion of the Account Value in such Shield Option and Fixed Account bears to the total Account Value. The Rider Charge compensates us generally for the costs and risks we assume in providing the benefit. If you make a total withdrawal of your Account Value (because of an Early Withdrawal or an Excess Withdrawal), elect to receive Income Payments under your Contract, change the Owner or Joint Owner (or Annuitant, if the Owner is a non-natural person) or assign your Contract, a portion of the Rider Charge will be assessed based on the number of full months from the last Contract Anniversary to the date of the withdrawal, the beginning of Income Payments, the change of Owner/Annuitant, or the assignment. If the GLWB rider is terminated because of the death of the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the contract), no Rider Charge will be assessed based on the period from the last Contract Anniversary to the date the termination takes effect. There are other circumstances in which we will terminate the GLWB rider (see “Termination of the GLWB Rider” below). If the GLWB rider is terminated before your Annual Benefit Commencement Date, you will have paid for the GLWB rider without receiving any lifetime income payments. In such circumstances, the Rider Charge for the GLWB will not be refunded.
The purpose of the following example is to illustrate how the Rider Charge is deducted from your Account Value. Assume you make a Purchase Payment of $100,000 and you have reached your Annual Benefit Commencement Date, resulting in a Withdrawal Rate of 5% and an Annual Benefit Payment of $5,000 (i.e., $100,000 x 5%). At the first Contract Anniversary, assume that your Account Value (prior to the deduction of the Rider Charge) has decreased to $80,000 due to the withdrawal and poor market performance. The Rider Charge, which is equal to the Rider Fee Rate that is specified in GLWB Supplement and applied to the GLWB Base on the Contract Anniversary, is then deducted from the Account Value. If the Rider Fee Rate was 1.25% this would result in a Rider Charge of $1,250 (1.25% x $100,000 GLWB Base) which would be deducted from the Account Value, resulting in an ending Account Value of $78,750 ($80,000 - $1,250). The GLWB Base would remain at $100,000. At the second Contract Anniversary, assume your Account Value (prior to the deduction of the Rider Charge) has further decreased to $72,000 due to the withdrawal and poor market performance. Even though the Account Value has decreased again, the GLWB Base remains at $100,000. This would result in the Rider Charge still being $1,250, which would be deducted from the Account Value, resulting in an ending Account Value of $70,750 ($72,000 - $1,250).
Summary of the GLWB rider
Note: The following section provides a summary of how the GLWB rider works. A more detailed explanation of the operation of the GLWB rider is provided in the section below called “Operation of the GLWB rider.”
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The GLWB rider guarantees that you will receive lifetime income in an amount equal to the Annual Benefit Payment each year, subject to the conditions described in “Operation of the GLWB rider” below (including the condition that withdrawals that are Early Withdrawals or Excess Withdrawals will reduce the payments under the guarantee or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee).
The GLWB rider does not guarantee lifetime income if your Account Value is reduced to zero due to an Early Withdrawal or an Excess Withdrawal (see “Managing Your Withdrawals” below).
Under the GLWB rider, the manner in which the Annual Benefit Payment is calculated depends on your Account Value. If the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base, by multiplying your GLWB Base by a specified withdrawal rate (the “Withdrawal Rate”). When the Account Value is greater than zero, the Annual Benefit Payment represents the maximum amount that may be withdrawn in the current Contract Year without resulting in a proportional adjustment (i.e., a percentage reduction) to the GLWB Base and Net Purchase Payment Amount. However, if your Account Value is reduced to zero, your GLWB Base is multiplied by another specified withdrawal rate (the “Lifetime Guarantee Rate”) to determine your Annual Benefit Payment. In such circumstances—i.e., if Account Value is reduced to zero—the Annual Benefit Payment is limited to the amount calculated as a percentage of your GLWB Base, using the Lifetime Guarantee Rate—and not the Withdrawal Rate. The Withdrawal Rates and the Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement. It is important to consider that after your Account Value is reduced to zero, the payments made to you may be less than the annual amounts that were available for withdrawal before the Account Value was reduced to zero. The GLWB Base and Net Purchase Payment Amount will be reduced for any Early Withdrawals or any Excess Withdrawals. In any event, withdrawals under the GLWB rider will reduce your Account Value and death benefit.
It is important to recognize that the GLWB Base is not available to be taken as a lump sum or paid as a death benefit and does not establish or guarantee your Account Value.
GLWB Rider Variations. We currently offer two variations of the GLWB rider: Market Growth and Market Growth with Rollup. When you purchase the Contract, you must choose either Market Growth or Market Growth with Rollup. The Withdrawal Rates, Lifetime Guarantee Rates, and availability of a Rollup Rate will vary depending on the variation you choose. Depending on your expectations and preferences, you can choose the variation that best meets your needs. Market Growth with Rollup will generally have lower Withdrawal Rates and Lifetime Guarantee Rates than Market Growth.
• Market Growth: offers an Automatic Step-Up each Contract Anniversary (subject to the conditions described in “Automatic Step-Up” below); or
• Market Growth with Rollup: offers a Rollup Rate increase each Contract Anniversary for the first 10 Contract Years (see “Rollup Rate (for Market Growth with Rollup only)” below) and an Automatic Step-Up each Contract Anniversary (if the Account Value exceeds the GLWB Base after we apply the Rollup, as further described in “Automatic Step-Up” below).
For both variations, if you elect Joint Life and any Owner (or the Annuitant, if the Owner is a non-natural person) dies on or after the Annual Benefit Commencement Date, Annual Benefit Payments will remain available only if the decedent’s surviving spouse continues the Contract pursuant to the Spousal Continuation provision (see “Spousal Continuation”).
Operation of the GLWB
The following section describes how the GLWB operates. When reading the following description of the operation of the GLWB rider (for example, the “GLWB Base” and “Annual Benefit Payment” sections), refer to the GLWB Supplement for the specific rates and other terms applicable to your GLWB rider. (See Appendix E for examples illustrating the operation of the GLWB.)
Annual Benefit Commencement Date. The Annual Benefit Commencement Date is the date you start taking Annual Benefit Payment withdrawals as provided by the GLWB rider. In order to begin taking withdrawals under the GLWB rider, you must wait until the occurrence of both (i) the earliest specified date we will permit for your Annual Benefit Commencement Date (previously defined in this prospectus as the “Earliest Annual Benefit Commencement Date”), and (ii) the age you must attain before you may begin receiving GLWB rider benefits (previously defined in this prospectus as the “Lifetime Withdrawal Age”), both of which are specified on the GLWB Supplement. The Annual Benefit Commencement Date must be provided in a Notice to us at least 10 days before the date you start taking Annual Benefit Payment withdrawals and cannot be changed after the first Annual Benefit Payment is taken as provided by the GLWB rider. You may provide Notice to us up to 12 months in advance of your Annual Benefit Commencement Date. Any withdrawal taken prior to the Annual Benefit Commencement Date will be considered an Early Withdrawal and will reduce the GLWB Base and Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that such withdrawal reduces the Account Value.
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Covered Person. We determine benefits under this GLWB rider based on the life of a natural person(s) (“Covered Person”). The Covered Person is determined on the Issue Date and is the Owner, oldest Joint Owner, or Annuitant if the Contract is owned by a non-natural person. The Covered Person may not be changed. We calculate the benefit payments using rates based on a single life (“Single Life”) or joint lives (“Joint Life”), as specified in the GLWB Supplement. In the Notice establishing the Annual Benefit Commencement Date, the Covered Person must elect whether the Annual Benefit Payment will be calculated using the Single Life or Joint Life rates, specified in the GLWB Supplement. If Joint Life is elected in the Notice for the Annual Benefit Commencement Date, a Joint Covered Person must be added and is subject to the following: a) the Covered Person and the Joint Covered Person must be spouses; b) the age of the Joint Covered Person cannot be more than 10 years younger than the Covered Person; and c) the Joint Covered Person will be considered the primary Beneficiary, and any other Beneficiary will be treated as a contingent Beneficiary. The Joint Covered Person cannot be changed after the Annual Benefit Commencement Date. On or after the Annual Benefit Commencement Date upon death of the Covered Person, if the Joint Covered Person is no longer a spouse (e.g., due to divorce), the Joint Covered Person will not be eligible to receive benefits provided by the GLWB rider.
Allocation Options Available After the Annual Benefit Commencement Date. After the Annual Benefit Commencement Date, you may transfer your Investment Amount at the end of each applicable Term to one or more of the available Shield Options or the Fixed Account, if available, that are listed as allocation options in the GLWB Supplement accompanying this prospectus. The Shield Options available after the Annual Benefit Commencement Date may vary from the Shield Options available before the Annual Benefit Commencement Date. After the Annual Benefit Commencement Date, there will always be at least one Shield Option available; however, we can add or discontinue any Shield Option. Consequently, a particular Shield Option may not be available for you to transfer your Investment Amount or Fixed Account Value into after a Term End Date or the Interest Rate Term End Date. (see “RISK FACTORS – GLWB Risks” and “ADDITION OR DISCONTINUANCE OF A SHIELD OPTION”). When a change is made to a Shield Option or an Index, or changed subsequent to the Issue Date, we will send a notification describing any changes to the Shield Option, as required by law. This change will take effect under your Contract as of the next Contract Anniversary for any allowable transfers into the allocation options After the Annual Benefit Commencement Date.
GLWB Base. On the Issue Date, the initial GLWB Base is equal to the Purchase Payment. The GLWB Base is multiplied by the applicable Withdrawal Rate while the Account Value is greater than zero to determine your Annual Benefit Payment. The GLWB Base is multiplied by the applicable Lifetime Guarantee Rate to determine your monthly payment if your Account Value is reduced to zero and lifetime payments are to begin.
Any withdrawals taken prior to the Annual Benefit Commencement Date will result in a proportional adjustment to the GLWB Base and Net Purchase Payment Amount. We refer to this type of withdrawal as an “Early Withdrawal.” Any withdrawals taken after the Annual Benefit Commencement Date that do not exceed or cause the cumulative withdrawals in the Contract Year to exceed, the Annual Benefit Payment, will not reduce the GLWB or Net Purchase Payment Amount. We refer to this type of withdrawal as a “Non-Excess Withdrawal.” If, however you take a withdrawal that exceeds the Annual Benefit Payment (or results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment), then such withdrawal, and any subsequent withdrawals that occur in that Contract Year, will result in a proportional adjustment to the GLWB Base and Net Purchase Payment Amount. We refer to this type of withdrawal as an “Excess Withdrawal.”
Depending on the relative amounts of the GLWB Base, Net Purchase Payment Amount and the Account Value, such proportional adjustment may result in a significant reduction to the GLWB Base and Net Purchase Payment Amount (particularly when the Account Value is lower than the GLWB Base and Net Purchase Payment Amount, and could have the effect of reducing or eliminating the total amount you are guaranteed to receive under the GLWB rider (see “Managing Your Withdrawals” below).
Annual Benefit Payment. The Annual Benefit Payment begins with the Annual Benefit Commencement Date; prior to the Annual Benefit Commencement Date, there is no Annual Benefit Payment. The manner in which the Annual Benefit Payment is calculated depends on your Account Value. If the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base, by multiplying your GLWB Base by a specified rate, the applicable Withdrawal Rate. Your Withdrawal Rate is determined at the Annual Benefit Commencement Date and cannot be changed. The Withdrawal Rate reflects the following factors:
(a) your age on the Annual Benefit Commencement Date;
(b) the Contract Year from the Issue Date on the Annual Benefit Commencement Date; and
(c) Single Life or Joint Life, whichever is applicable.
If Joint Life is elected, the age used will be the oldest Owner or joint Owner.
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The Withdrawal Rate, once determined, will not change for your Contract. If the GLWB Base is later recalculated (for example, because of the Automatic Step-Up or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new GLWB Base multiplied by the Withdrawal Rate.
If your Account Value is greater than zero, the Annual Benefit Payment represents the maximum amount that may be withdrawn in the current Contract Year without resulting in a proportional adjustment (i.e., a percentage reduction) to the GLWB Base and Net Purchase Payment Amount. However, if the Account Value is reduced to zero, the Annual Benefit Payment is calculated by multiplying your GLWB Base by another specified rate, the Lifetime Guarantee Rate. In such circumstances—i.e., if Account Value is reduced to zero—the Annual Benefit Payment is limited to the amount calculated as a percentage of your GLWB Base, using the Lifetime Guarantee Rate—and not the Withdrawal Rate. The Withdrawal Rates and Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement.
As demonstrated in the GLWB Supplement, which sets forth a range of Lifetime Withdrawal Ages and Withdrawal Rates that apply to those ages, waiting to take your first withdrawal may result in a higher Withdrawal Rate.
Each time a withdrawal is made in a Contract Year, we decrease the Annual Benefit Payment for that Contract Year by such withdrawal and the remaining amount is referred to as the “Remaining Annual Benefit Payment.” Any Remaining Annual Benefit Payment not withdrawn in a Contract Year is not available in later Contract Years. As long as your Account Value has not been reduced to zero, your Annual Benefit Payment equals the applicable Withdrawal Rate multiplied by the GLWB Base. You may choose to receive your Annual Benefit Payment through the optional Systematic Withdrawal Program (see “WITHDRAWAL PROVISIONS – Systematic Withdrawal Program”). While the GLWB rider is in effect, your withdrawals through the Systematic Withdrawal Program may not exceed your Annual Benefit Payment. There is no charge for the Systematic Withdrawal Program and you may terminate your participation at any time.
It is important to note:
• If your Account Value is reduced to zero on or after the Annual Benefit Commencement Date because you make a Non-Excess Withdrawal, we will first pay you any Remaining Annual Benefit Payment in effect at the time the Account Value is reduced to zero. Effective as of your next Contract Anniversary, we will then begin making monthly payments, using the applicable Lifetime Guarantee Rate in effect on your Annual Benefit Commencement Date (see the GLWB Supplement), for the rest of the Covered Person’s life and, if applicable, the Joint Covered Person’s life. If your Account Value is reduced to zero on or after the Annual Benefit Commencement Date because there are insufficient funds to deduct any GLWB rider charge from your Account Value, we will begin making monthly payments, using the applicable Lifetime Guarantee Rate in effect on your Annual Benefit Commencement Date (see the GLWB Supplement), for the rest of the Covered Person’s life and, if applicable, the Joint Covered Person’s life.
• If your Account Value is reduced to zero prior to your Annual Benefit Commencement Date because there are insufficient funds to deduct any Rider Charge from your Account Value, we will begin making monthly payments to you for the rest of the Covered Person’s Life and, if applicable, the Joint Covered Person’s life, using the Lifetime Guarantee Rate specified on the GLWB Supplement. In such circumstances—and assuming you have reached the Lifetime Withdrawal Age and the Earliest Annual Benefit Commencement Date—the payments reflect the following factors:
(a) your age when your Account Value is reduced to zero;*
(b) the Contract Year from the Issue Date to when your Account Value is reduced to zero;** and
(c) Single Life or Joint Life, whichever is applicable.***
* If you have not reached the Lifetime Withdrawal Age, then the Lifetime Guarantee Rate that corresponds with the Lifetime Withdrawal Age specified on the GLWB Supplement will apply in determining the foregoing (i.e., in lieu of (a) above).
** If you have not reached the Earliest Annual Benefit Commencement Date, then the Lifetime Guarantee Rate that corresponds with the Earliest Annual Benefit Commencement Date specified on the GLWB Supplement will apply in determining the foregoing (i.e., in lieu of (b) above).
*** You may only elect Joint Life if your Contract has not been continued under Spousal Continuation.
The purpose of the following example is to illustrate how the Lifetime Withdrawal Age is used if your Account Value is reduced to zero prior to the date you have selected as your Annual Benefit Commencement Date. Assume you are 55 years old when you purchase the Contract. Also assume that in the 11th Contract Year (i.e., at 66 years old), you have not established your Annual Benefit Commencement Date and, due to poor market performance and the deduction of Rider Charges, your Account Value has been reduced to zero. We will begin making monthly payments to you for the rest of the Covered Person’s life and, if applicable, the Joint Covered Person’s life, using the Lifetime Guarantee Rate. In this case, the Lifetime Guarantee Rate would be determined based on (a) age 66 (i.e., your age when your Account Value is reduced to zero),
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(b) the 11th Contract Year (i.e., the Contract Year from the Issue Date to when your Account Value is reduced to zero) and (c) the election of Single Life or Joint Life, whichever is applicable.
• If your Account Value is reduced to zero due to an Early Withdrawal or because you make an Excess Withdrawal, lifetime payments are not available, no further benefits will be payable under the GLWB rider, and the GLWB rider and Contract will terminate.
• Once Annual Benefit Payments after the Account Value is reduced to zero are made, no death benefit will be paid.
• You should carefully consider when to begin taking withdrawals under the GLWB rider. If you begin taking withdrawals too soon, you may limit the value of the GLWB rider, because the Withdrawal Rate is determined at the Annual Benefit Commencement Date and cannot be changed. In addition, if you elected Market Growth with Rollup and begin taking withdrawals within the first ten Contract Years, the GLWB Base will no longer increase by the Rollup Rate. As demonstrated in the GLWB Supplement, which sets forth a range of Lifetime Withdrawal Ages and Withdrawal Rates that apply to those ages, waiting to take your first withdrawal may result in a higher Withdrawal Rate. If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.
Managing Your Withdrawals. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, you should not take Excess Withdrawals. If you do take an Excess Withdrawal, we will recalculate the GLWB Base and, if applicable, the Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that the withdrawal reduces the Account Value and reduce the Annual Benefit Payment to the new GLWB Base multiplied by the applicable Withdrawal Rate. In addition, you should not take Early Withdrawals. If you take an Early Withdrawal, we will recalculate the GLWB Base and the Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that the withdrawal reduces the Account Value. These reductions caused by Early Withdrawals, and Excess Withdrawals, may be significant. You are still eligible to receive lifetime payments so long as the Excess Withdrawal or Early Withdrawal did not cause your Account Value to decline to zero. An Early Withdrawal or an Excess Withdrawal that reduces the Account Value to zero will terminate the Contract and lifetime payments will not be available.
After the Annual Benefit Commencement Date, you can always make Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Remaining Annual Benefit Payment does not carry over into subsequent Contract Years. For example, if your Annual Benefit Payment is 4% of your GLWB Base, you cannot withdraw 2% in one year and then withdraw 6% the next year without making an Excess Withdrawal in the second year. Income taxes and penalties may apply to your withdrawals.
Automatic Step-Up. On each Contract Anniversary prior to the Contract Owner’s 91st birthday, an Automatic Step-Up will occur, provided that the Account Value on that date exceeds the GLWB Base immediately before the Automatic Step-Up. We will deduct the Rider Charge from the Account Value before we compare the Account Value to the GLWB Base. An Automatic Step-Up:
• will increase the GLWB Base to the Account Value, after deducting the Rider Charge, on the date of the Automatic Step-Up regardless of whether or not you have taken any withdrawals; and
• if the Automatic Step-Up occurs after the Annual Benefit Commencement Date, will increase the Annual Benefit Payment to equal the applicable Withdrawal Rate multiplied by the GLWB Base after the Automatic Step-Up.
Rollup Rate (for Market Growth with Rollup only). On each Contract Anniversary during the first 10 Contract Years, if no withdrawals occurred in the previous Contract Year, the GLWB Base will be increased by an amount equal to the Rollup rate (see the GLWB Supplement for your Rollup rate) multiplied by the Net Purchase Payment Amount before such increase. The Rollup rate, if applicable to the previous Contract Year, is applied before deducting any Rider Charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary (see “Automatic Step-Up” above). The Automatic Step-Up occurs if the Account Value exceeds the GLWB Base after the Rollup is applied. The GLWB Base will not be increased by the Rollup rate:
• if a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or
• after the 10th Contract Anniversary.
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% Federal income tax penalty may apply.
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Tax Treatment. The tax treatment of withdrawals under the GLWB rider is uncertain. It is conceivable that the amount of potential gain could be determined based on the GLWB Base under the GLWB rider at the time of the withdrawal, if the GLWB Base is greater than the Account Value. This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the contract. Consult your tax adviser prior to purchase.
Ownership. If you, the Owner, are a natural person, you must also be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Owner in determining the issue age and Annual Benefit Payment. If Joint Owners are named, the age of the older Joint Owner will be used to determine the issue age and the Annual Benefit Payment. For the purposes of the Guaranteed Lifetime Withdrawal Benefit section of the Prospectus, “you” always means the Owner, older Joint Owner, or the Annuitant, if the Owner is a non-natural person. “You” also refers to the surviving spouse after continuation if continued under the Spousal Continuation Provision.
Termination of the GLWB Rider. The GLWB rider cannot be cancelled but will terminate upon the earliest of:
(1) the date of a full withdrawal of the Account Value that is: (a) an Early Withdrawal or Excess Withdrawal (a portion of the Rider Charge will be assessed); or (b) a Non-Excess Withdrawal (you are still eligible to receive the Annual Benefit Payment, provided the provisions and conditions of the rider have been met) (a portion of the Rider Charge will not be assessed);
(2) the date you apply any portion of the Account Value to an Annuity Option (a portion of the Rider Charge will be assessed);
(3) the date there are insufficient funds to deduct the Rider Charge from the Account Value (whatever Account Value is available will be applied to pay the Rider Charge and you are still eligible to receive the Annual Benefit Payment, provided the provisions and conditions of the GLWB rider have been met; however, you will have no other benefits under the Contract);
(4) the death of the Contract Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person), except where the primary Beneficiary is the spouse and the spouse elects to continue the contract under the Spousal Continuation provisions of the Contract (see “DEATH BENEFIT—Death Benefit Options—Spousal Continuation”) and the GLWB rider (see “Spousal Continuation” below);
(5) the death of the Owner after the first Spousal Continuation;
(6) for contracts issued in all states other than California, a change of the Owner or Joint Owner for any reason, subject to our administrative procedures (a portion of the Rider Charge will be assessed);
(7) the termination of the Contract to which the GLWB rider is attached, other than due to death as described above (a portion of the Rider Charge will be assessed); or
(8) for contracts issued in all states other than California, the date you assign your Contract, subject to our administrative procedures (a portion of the Rider Charge will be assessed).
Under our current administrative procedures, we will waive the termination of the GLWB rider if you assign a portion of the Contract under the following limited circumstances: if the new Owner or assignee assumes full ownership of the Contract and is essentially the same person or if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. Once the GLWB rider is terminated, the Rider Charge will no longer be deducted.
Death Benefit Under the GLWB Rider.
• Death of an Owner Before the Annual Benefit Commencement Date Is Established. If we receive due proof of death of an Owner before we receive Notice establishing the Annual Benefit Commencement Date, the GLWB rider will terminate and the death benefit provision of your Contract will apply, unless the decedent’s surviving spouse continues the Contract pursuant to the Spousal Continuation provision. See “Spousal Continuation” below for additional details.
• Death of the Covered Person On or After the Annual Benefit Commencement Date. If we receive due proof of death of the Covered Person on or after the Annual Benefit Commencement Date and Single Life was elected, the GLWB rider will terminate and the death benefit provision of your Contract and any death benefit made a part of your Contract will apply. If we receive due proof of death of the Covered Person on or after the Annual Benefit Commencement Date and Joint Life was elected, the decedent’s surviving spouse must continue the Contract in order to continue receiving Annual Benefit Payments. See “Spousal Continuation” below for additional details.
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• Death of the Joint Covered Person On or After the Annual Benefit Commencement Date. The GLWB rider will remain in force unless the death of the Joint Covered Person would cause the death benefit provision of the Contract to apply and Spousal Continuation does not occur under the terms of the Contract. Otherwise, the Annual Benefit Payment will continue to be based on the applicable Joint Life rates set forth in the GLWB Supplement.
Note: We will not pay any death benefit to your Beneficiary if you are receiving monthly payments because your Account Value is reduced to zero.
Spousal Continuation. Provided your spouse is not more than 10 years younger than you, if your spouse continues the contract under the Spousal Continuation provisions of the Contract, and the GLWB rider is in effect at the time of the continuation, then the same terms and conditions that applied to the Contract Owner under the GLWB rider will continue to apply to the surviving spouse, and the surviving spouse is guaranteed to receive lifetime income, subject to the conditions described in “Operation of the GLWB rider” and provided the GLWB rider is not terminated (see “Termination of the GLWB Rider” above). If your spouse is more than 10 years younger than you, your spouse may continue the Contract; however, the GLWB rider will terminate. If the Contract has been continued under Spousal Continuation and the Annual Benefit Commencement Date is not yet established, the new Owner will become the Covered Person and must provide Notice to us, at least 10 days in advance of the Annual Benefit Commencement Date, to establish the Annual Benefit Commencement Date and may only choose a Single Life option. If the Contract has been continued under Spousal Continuation after the Annual Benefit Commencement Date, then the Withdrawal Rate that applies after Spousal Continuation will be the same as the Withdrawal Rate in effect prior to Spousal Continuation. After the Annual Benefit Commencement Date, Spousal Continuation is only available if Joint Life was elected. If the GLWB is continued under Spousal Continuation and the Account Value is subsequently reduced to zero because of a Non-Excess Withdrawal, or because there are insufficient funds to deduct any Rider Charge from the Account Value, monthly payments will be made using the applicable Lifetime Guarantee Rate in effect on your Annual Benefit Commencement Date (see the GLWB Supplement) to your spouse (the new contract Owner) for the rest of his or her life. The GLWB will not terminate upon the first Spousal Continuation of the Contract; however, it will terminate upon any subsequent Spousal Continuations.
Guaranteed Lifetime Withdrawal Benefit and Annuitization. If you extend your Maturity Date to the latest date permitted, and that date is reached, you must elect one of the following options: (1) annuitize the Account Value under the Contract’s annuity provisions., (2) if you are eligible for lifetime withdrawals under the GLWB, elect to receive the Annual Benefit Payment paid each year until your death (or the later of your or your spousal Beneficiary’s death); or (3) make a complete withdrawal of your Account Value. For more on changing or extending the Maturity Date or your options when you reach the Maturity Date, see “Maturity Date” in “INCOME PAYMENTS (THE INCOME PERIOD).”
Required Minimum Distributions. For IRAs and other contracts subject to Section 401(a)(9) of the Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (age 70½, if you were born on or before June 30, 1949). If your Contract is an IRA or other contract subject to Section 401(a)(9) of the Code, and the required distributions are larger than the Annual Benefit Payment, we will increase your Annual Benefit Payment to the required minimum distribution amount for the previous calendar year or for the current calendar year (whichever is greater). If:
(1) you are enrolled in the Automated Required Minimum Distribution Program or in both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program;
(2) you do not take additional withdrawals outside of these two programs; and
(3) your Remaining Annual Benefit Payment for the Contract Year is equal to zero (note: this is only a condition under the following limited circumstances: (i) if you reach the end of the calendar year and (ii) your Annual Benefit Payment or Remaining Annual Benefit Payment was not already increased to equal the required minimum distribution amount);
we will increase your Annual Benefit Payment by the amount of the withdrawals that remain to be taken in that Contract Year under the program or programs in which you are enrolled. This will prevent the withdrawal from exceeding the Annual Benefit Payment. See “Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program with GLWB” below.
Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program with GLWB. Used with the GLWB rider, our Automated Required Minimum Distribution Program can help you fulfill minimum distribution requirements with respect to your Contract without reducing the GLWB Base and Net Purchase Payment Amount on a proportional basis. (Reducing the GLWB Base and Net Purchase Payment Amount on a proportional basis could have the effect of reducing or eliminating the guarantees of the GLWB rider.) The Automated Required Minimum Distribution Program calculates minimum distribution requirements with respect to your Contract and makes payments to you on a monthly, quarterly, semi-annual or annual basis.
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Alternatively, you may choose to enroll in both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program (see “WITHDRAWAL PROVISIONS— Systematic Withdrawal Program”). You may choose to do so to help you both fulfill minimum distribution requirements with respect to your Contract and facilitate automated processing of your Annual Benefit Payment
You may only enroll in these programs on or after your Annual Benefit Commencement Date. In order to avoid taking withdrawals that could reduce the GLWB Base and Net Purchase Payment Amount on a proportional basis, withdrawals should not exceed the Annual Benefit Payment each Contract Year. Any amounts above the Annual Benefit Payment that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year. For example, if you enroll in the Systematic Withdrawal Program and elect to receive monthly payments equal to the Annual Benefit Payment, you should also enroll in the Automated Required Minimum Distribution Program and elect to receive your Automated Required Minimum Distribution Program on an annual basis, after the Systematic Withdrawal Program monthly payment in December. If additional amounts are paid out at the end of the calendar year to fulfill minimum distribution requirements, this will reduce the Remaining Annual Benefit Payment for the Contract Year. You should contact the Annuity Service Office to determine if your Systematic Withdrawal Payment amount needs to be adjusted to avoid an Excess Withdrawal that could reduce your GLWB Base and Net Purchase Payment Amount. The total withdrawals under the Systematic Withdrawal Program in the Contract Year cannot exceed an amount equal to the Annual Benefit Payment.
If you enroll in either the Automated Required Minimum Distribution Program or both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program, you should not make additional withdrawals outside the programs. Additional withdrawals may result in the GLWB Base, Net Purchase Payment Amount, and Annual Benefit Payment being reduced. To enroll the Automated Required Minimum Distribution Program and/or the Systematic Withdrawal Program, please contact our Annuity Service Office.
Income Payments (The Income Period)
At any time during the Accumulation Period, you can elect to annuitize under current annuity rates. If you elect to do so, you (unless another payee is named) will receive Income Payments that are fixed as to amount. Annuitization may provide higher income amounts if the current annuity option rates applied to the Account Value on the date payments begin exceed the payments under the GLWB rider. Also, income provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the GLWB rider.  Annuitization is discussed below.
Annuity Date
Under the Contract you can receive regular Income Payments. You can choose the month and year in which those payments begin (the “Annuity Date”). The Annuity Date must not be less than thirteen (13) months from the Issue Date and will be the first day of the calendar month unless, subject to our current established administrative procedures, we allow you to select another day of the month as your Annuity Date. You can change the Annuity Date at any time before the Annuity Date, subject to certain limitations and restrictions that may apply in your state. Income Payments must begin on, or before, the Maturity Date. Please note that in the Contract, the Annuity Date and Maturity Date are the same date.
Maturity Date
The Maturity Date is specified in your Contract at purchase and is the first day of the calendar month following the Annuitant’s 90th birthday or 10 years from the date we issue your Contract, whichever is later. If Income Payments don’t begin on, or before, the Maturity Date, the Contract will be annuitized at the Maturity Date under the Contract’s default Annuity Option, or you can make a complete withdrawal of your Account Value.
You can change or extend your Maturity Date at any time before the Maturity Date with thirty (30) days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm and our current established administrative procedures.) The latest date we will allow you to extend to must be based on the Owner’s age and not the Annuitant’s age. You must contact us at our Annuity Service Office to make this election. This requirement may be changed by us. Please be aware that once your Contract is annuitized, your beneficiaries are ineligible to receive any death benefit or receive benefits under the GLWB rider.
Since the Maturity Date at the time you  purchase the Contract is the later of the first day of the calendar month following the Annuitant’s 90th birthday or 10 years from Contract Issue, you must make an election  if you would like to extend your Maturity Date to the latest  date permitted (subject to restrictions imposed by your  selling firm, our current established administrative  procedures and applicable state law). Annuitization may provide higher income amounts than the payments under the GLWB rider, depending on the applicable annuity rates and your Account Value on the Maturity Date. Also, income
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provided by annuitizing under the applicable annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the GLWB rider.  If you extend your Maturity Date to the latest date permitted, and that date is reached, you must elect  one of the following options:  (1) annuitize the Account Value under the Contract’s  annuity provisions, (2) if you are eligible for lifetime withdrawals under the  GLWB rider, elect to receive the Annual Benefit Payment  paid each year until the Covered Person’s death (or the later of Covered Person’s or  Joint Covered Person’s death if Joint Life was elected), or (3) make a complete withdrawal of your Account Value..  If you do not select an Annuity Option or elect to receive payments under the GLWB rider, we will annuitize your contract under the Life Annuity With 10 Years of Income Payments Guaranteed Annuity Option. However, if we do, we will adjust your Income Payment or Annuity Option, if necessary, so your aggregate Income Payments will not be less than what you would have received under the GLWB rider.
Income Payments
You (unless another payee is named) will receive Income Payments during the Income Period. The Annuitant is the natural person(s) whose life we look to in the determination of Income Payments. All Income Payments are fixed as to amount.
The Account Value, less any applicable Premium Taxes on the day immediately preceding the Annuity Date will be used to determine the Income Payment amount. The amount of each Income Payment will be based upon the Annuity Option elected, the Annuitant’s age, the Annuitant’s sex (where permitted by law), and the appropriate Annuity Option table. Your annuity rates will not be less than those guaranteed in your Contract at the time of purchase. If, as of the annuity calculation date, the then current Annuity Option rates applicable to this class of contracts provide an Income Payment greater than that which is guaranteed under the same Annuity Option under the Contract, the greater payment will be made.
Income Payments will be paid as monthly installments or at any frequency acceptable to you and us. If the amount of the Account Value to be applied under an Annuity Option is less than $5,000, we reserve the right to make one lump sum payment equal to the then current Account Value in lieu of Income Payments. If the amount of the Income Payment would be less than $100, we may reduce the frequency of payments to an interval which will result in the payment being at least $100, but with a frequency of no less than annually.
Annuity Options
You can choose among income plans (the “Annuity Options”). You can change it at any time before the death benefit becomes payable or the Annuity Date.
If you do not choose an Annuity Option at the time you purchase the Contract, Option 2, which provides a life annuity with 10 years of guaranteed Income Payments, will automatically be applied.
You can choose one of the following Annuity Options or any other Annuity Option acceptable to us. After Income Payments begin, you cannot change the Annuity Option, subject to the requirements of the Code.
If more than one frequency is permitted under your Contract, choosing less frequent payments will result in each Income Payment being larger. Annuity Options that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant are alive (such as Options 2 and 4 below) result in Income Payments that are smaller than Annuity Options without such a guarantee (such as Options 1 and 3 below). For Annuity Options with a designated period, choosing a shorter designated period will result in each Income Payment being larger.
Option 1. Life Annuity. Under this option, we will make Income Payments so long as the Annuitant is alive. We stop making Income Payments after the Annuitant’s death. It is possible under this option to receive only one Income Payment if the Annuitant dies before the due date of the second payment or to receive only two Income Payments if the Annuitant dies before the due date of the third payment, and so on.
Option 2. Life Annuity With 10 Years of Income Payments Guaranteed. Under this option, we will make Income Payments so long as the Annuitant is alive. If, when the Annuitant dies, we have made Income Payments for less than ten years, we will then continue to make Income Payments to the Beneficiary for the rest of the 10 year period.
Option 3. Joint and Last Survivor Annuity. Under this option, we will make Income Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Income Payments, so long as the survivor continues to live. We will stop making Income Payments after the last survivor’s death.
Option 4. Joint and Last Survivor Annuity with 10 Years of Income Payments Guaranteed. Under this option, we will make Income Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Income Payments, so long as the survivor continues to live. If, at the last death of the
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Annuitant and the joint Annuitant, we have made Income Payments for less than ten years, we will then continue to make Income Payments to the Beneficiary for the rest of the 10 year period.
We may require proof of the age or sex of an Annuitant before making any Income Payments under the Contract that are measured by the Annuitant’s life. If the age or sex of the Annuitant has been misstated, the amount payable will be the amount that the Account Value would have provided at the correct age or sex. Once Income Payments have begun, any underpayments will be made up in one sum with the next Income Payment or in any other manner agreed to by us. Any overpayments will be deducted first from future Income Payments. No interest will be credited or charged in the event of an underpayment or overpayment.
Upon the death of the last surviving Annuitant, the Beneficiary may choose to continue receiving income payments (if permitted by the Code) or to receive the commuted value of the remaining guaranteed payments. The calculation of the commuted value will be done using the then current Annuity Option rates.
Due to underwriting, administrative or Code considerations, there may be limitations on payments to the survivor under Options 3 and 4 and/or the duration of the guarantee period under Options 2 and 4.
Tax rules with respect to decedent contracts may prohibit the election of Joint and Last Survivor Annuity Options (or income types) and may also prohibit payments for as long as the Owner’s life in certain circumstances.
In addition to the Annuity Options described above, we may offer an additional payment option that would allow your Beneficiary to take distribution of the Account Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of RMDs from IRAs. (See “FEDERAL TAX CONSIDERATIONS.”) We generally intend to make this payment option available to both Qualified Contracts and Non-Qualified Contracts, to the extent allowed under the Code; however, such payment option may be limited to certain categories of beneficiaries. In the event that you purchased the Contract as a Qualified Contract, you must take distribution of the Account Value in accordance with the minimum required distribution rules set forth in applicable tax law. (See “FEDERAL TAX CONSIDERATIONS.”) Under certain circumstances, you may satisfy those requirements by electing an Annuity Option. Upon your death, if Income Payments have already begun under a Qualified Contract, applicable tax law may require that any remaining Income Payments be paid over a shorter period than originally elected or otherwise adjusted to comply with the tax law. If you purchased the Contract as a Non-Qualified Contract, the tax rules that apply upon your death are similar to the tax rules for Qualified Contracts, but differ in some material respects. For example, if you die after Income Payments have already begun under a Non-Qualified Contract, any remaining Income Payments can continue to be paid, provided that they are paid at least as rapidly as under the method of distribution in effect at the time of your death.
Death of Owner During the Income Period
If the Owner (or a Joint Owner), is not the Annuitant, and dies during the Income Period, any remaining guaranteed payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at the time of the Owner’s (or Joint Owner’s) death, but in all events in accordance with applicable tax law requirements. Upon the death of the Owner (or a Joint Owner) during the Income Period, the Beneficiary becomes entitled to exercise the rights of the Owner. If an Owner (or Joint Owner) is the Annuitant and dies during the Income Period, any remaining Income Payments (except under Option 1 or Option 3) will be as specified in the Annuity Option chosen and will continue at least as rapidly as under the method of distribution in effect at the time of the Owner’s (or Joint Owner’s) death, but in all events in accordance with applicable tax law requirements.
PREMIUM AND OTHER TAXES
We reserve the right to deduct from the Purchase Payment or Account Value any taxes relating to the Contract paid by us to any government entity (including, but not limited to, Premium Taxes, Federal, state and local withholding of income, estate, inheritance, other taxes required by law and any new or increased state income taxes that may be enacted into law). Premium taxes generally range from 0.5% to 3.5%. We will determine when taxes relate to the Contract.
We may pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. Generally, it is our practice not to charge Premium Taxes until Income Payments begin.
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INCOME TAXES
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
FEE-BASED EXPENSES
The fees and expenses of a fee-based program are separate from and in addition to the fees and expenses of the Contract. You should ensure that within your fee-based program there are sufficient liquid assets outside of this Contract to pay any fees and expenses associated with the program.
Please be aware that if you authorize your financial advisor to withdraw amounts from your Contract to pay for the fees and expenses associated with the fee-based program, such fee deduction will be treated as a withdrawal. See “Financial Advisor Initiated Withdrawals” above. If taken prior to the Annual Benefit Commencement Date, the fee deduction will be considered an Early Withdrawal.  After the Annual Benefit Commencement Date, a withdrawal made to pay such fees and expenses that exceeds the Annual Benefit Payment, will be considered an Excess Withdrawal. If you take an Early Withdrawal or an Excess Withdrawal, your GLWB Base and Net Purchase Payment Amount will be reduced. A withdrawal can have many consequences and may terminate the GLWB rider and Contract. For example, as with any other withdrawal from your Contract, you may incur adverse tax consequences upon the deduction of your financial advisor’s fee from your Contract. See “FEDERAL TAX CONSIDERATIONS” below.
Please consult with your financial advisor for more details about your fee-based program.
FEDERAL TAX CONSIDERATIONS
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, you should always consult a tax adviser for complete information and advice applicable to your individual situation.
You are responsible for determining whether your purchase of a Contract, withdrawals, Income Payments and any other transactions under your Contract satisfy applicable tax law.
For Federal tax purposes, the term “spouse” refers to the person to whom you are lawfully married, regardless of sex. The term “spouse” generally will not include individuals who are in a registered domestic partnership or civil union not denominated as marriage under state or other applicable law.
Non-Qualified Annuity Contracts
This discussion assumes the Contract is a “non-qualified” annuity Contract for Federal income tax purposes, that is not held in a tax qualified “plan.” Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” and 457(b) plans. Contracts owned through such plans are referred to below as “qualified” contracts.
Non-Qualified Annuity Contracts Owned by Corporations and Other Legal Entities
Taxes on earnings are deferred until you take money out. Non-qualified annuity Contracts owned by a non-natural person, such as corporations or certain other legal entities (other than a trust that holds the Contract as an agent for a natural person), do not receive tax deferral on earnings.
Withdrawals under the GLWB Rider and Tax Treatment
Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% Federal income tax penalty may apply. See “Surrenders or Withdrawals—Early Distribution” above. The tax treatment of withdrawals under the GLWB rider is uncertain. It is conceivable that the amount of potential gain could be determined based on the GLWB Base under the GLWB rider at the time of the withdrawal, if the GLWB Base is greater than the Account Value (prior to
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withdrawals, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the contract. Consult your tax adviser prior to purchase.
Accumulation
Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, i.e. Surrender, partial withdrawal Income Payments or commutation. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of “natural persons.” A Contract will be treated as held by a natural person even if the nominal owner is a trust or other entity which holds the Contract as an agent for the exclusive benefit of a natural person.
In contrast, a Contract owned by other than a “natural person,” such as a corporation, partnership, trust or other entity (other than a trust holding the Contract as an agent for a natural person), will be taxed currently on the increase in accumulated value in the Contract in the year earned.
Surrenders or Withdrawals—Early Distribution
If you take a withdrawal from your Contract, or Surrender your Contract prior to the date you commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount you receive will generally be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon Surrender of your Contract, your ability to claim any unrecovered purchase payments on your Federal income tax return as a miscellaneous itemized deduction is suspended under the 2017 Tax Cuts and Job Act effective for tax years beginning after December 31, 2017 and before January 1, 2026. In general, withdrawals made from a non-qualified Contract by your financial advisor to pay fees and expenses associated with a fee-based program will be reported and treated by us as partial withdrawals that are taxable to you for Federal income tax purposes.
The portion of any withdrawal from an annuity Contract that is subject to income tax (including to pay fees and expenses associated with a fee-based program) may also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to you reaching age 59½, unless an exception applies. Exceptions include distributions made:
(a)
on account of your death or disability;
(b)
as part of a series of substantially equal periodic payments made at least annually payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated beneficiary; or
(c)
under certain immediate income annuities.
If you receive systematic payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59½ or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) or additional withdrawals from the Contract.
Amounts received as a partial withdrawal may be fully includable in taxable income to the extent of gain in the Contract.
Aggregation
If you purchase two or more deferred annuity Contracts after October 21, 1988, from BLIC (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, you should consult a tax adviser if you are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. An exchange in whole of an annuity for another annuity or for a qualified long-term care insurance policy will generally be a tax-free transaction under Section 1035 of the Code. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in
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the exchange for 180 days following the date of the exchange—other than annuity payments made for life, joint lives, or for a term of 10 years or more. If a distribution is made from either contract within the 180-day period after the exchange or the exchange otherwise fails to satisfy other IRS prescriptions, the IRS reserves the right to characterize the exchange in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. For instance, such distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. Some of the ramifications of a partial exchange remain unclear. You should consult your tax adviser concerning potential tax consequences prior to any partial exchange or split of annuity contracts.
A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if you are considering such a transfer or assignment.
Death Benefit
For non-qualified Contracts, the death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or Income Payments, whichever is applicable). After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether you die before or after the Annuity Starting Date. If you die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death) and the beneficiary must be a natural person. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.
Taxation of Payments in Annuity Form
Payments received from the Contract in the form of an annuity, are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e. accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments you expect to receive based on IRS factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for you. However, it is possible that the IRS could conclude that the taxable portion of Income Payments under a non-qualified Contract is an amount greater—or less—than the taxable amount determined by us and reported by us to you and the IRS.
Once you have recovered the investment in the Contract, further annuity payments are fully taxable. If you die before your investment in the Contract is fully recovered, the balance may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be deducted by your beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date. Once annuity payments have commenced, you may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If you receive payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59½ or within five (5) years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of Income Payments) from the Contract.
If the Contract allows, you may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., “partial annuitization.”) In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity form you elect is payable for at least 10 years or for the life of one or more individuals.
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3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Net Investment Income tax on the lesser of:
(1)
the taxpayer’s “net investment income,” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions); or
(2)
the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying surviving spouses, $125,000 for married couples filing separately, and
$200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.
Qualified Annuity Contracts
Introduction
Currently, the Contract is available for use in connection with Non-Qualified Plans, Traditional IRAs and Roth IRAs. In general, annuity contracts purchased through certain types of retirement plans receive favorable treatment under the Code (“tax qualified plans" or “qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” and 457(b) plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution under qualified plans are limited under the Code.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle you to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give you a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
An IRA Contract will accept as a single purchase payment a transfer or rollover from another IRA (including a SEP or SIMPLE IRA) or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plans.) A rollover or transfer from a SIMPLE IRA is allowed provided that the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, you generally pay income taxes on the full amount of money you receive under the Contract. Withdrawals attributable to any after-tax contributions are your basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings if any). Under current Federal income tax
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rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If you meet certain requirements, your Roth IRA earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we will withhold is determined by the Code.
Withdrawals Prior to Age 59½
A taxable withdrawal from a qualified Contract which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59½, unless an exception described below applies.
Exceptions to the early distribution penalty for qualified plans include withdrawals or distributions made:
(a)
on account of your death or disability,
(b)
as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated beneficiary and (in the case of certain employer-sponsored qualified plans) you are separated from employment,
(c)
on separation from service after age 55. This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),
(d)
pursuant to a qualified domestic relations order (“QDRO”). This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),
(e)
to pay IRS levies (and made after December 31, 1999),
(f)
to pay deductible medical expenses, or
(g)
in the case of IRAs only, to pay for medical insurance (if you are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above. Other exceptions include certain provisions under the SECURE 2.0 Act of 2022 which may provide the ability to recontribute an “early” distribution to an IRA or employer sponsored qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules.) You should consult your tax adviser to confirm whether an exception applies.
If you receive systematic payments or any other payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59½ or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.
Rollovers and Transfers
Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., you may not transfer it to someone else).
Under certain circumstances, you may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA.
Generally, a distribution may be eligible for rollover. Certain types of distributions cannot be rolled over, such as distributions received on account of:
(a)
minimum distribution requirements, or
(b)
financial hardship; or
(c)
for a period of ten or more years or for life.
Federal income tax law allows you to make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own. Generally, this limit does not apply to trustee-to-trustee transfers between IRAs. Because the rollover rules are complex, please consult with your tax adviser before making an IRA rollover.
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20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if you directly transfer a withdrawal from this Contract to another IRA or other qualified plan. Similarly, you may be able to avoid withholding on a transfer into this Contract from an existing qualified plan you may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentages.
Death Benefit
The death benefit in a qualified Contract is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or Income Payments, whichever is applicable).
RMD amounts are required to be distributed from a Qualified annuity Contract (including a contract issued as a Roth IRA) following your death. Congress recently changed the RMD rules for individuals who die after 2019. The after-death RMD rules are complex, and you should consult your tax adviser about how they may apply to your situation.
Effective January 1, 2020, when an IRA owner or participant in a defined contribution plan dies, any remaining interest generally must be distributed within 10 years (or in some cases five years) after his or her death, unless an exception applies. An exception permits an “eligible designated beneficiary” to take distributions over life or a period not exceeding life expectancy, subject to special rules and limitations. An “eligible designated beneficiary” includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and an individual who is not more than 10 years younger than the IRA owner/participant. We may limit available payment options, including limiting any payment option over life, or a period not exceeding life expectancy, to certain categories of eligible designated beneficiary.
Generally, distributions under this exception must start by the end of the year following your death. However, if your surviving spouse is the sole designated beneficiary, distributions may generally be delayed until December 31 of the year you would have attained the Applicable Age (as defined in the chart below), if your Contract permits.
If you die after annuity payments have already begun under a Qualified Contract, any remaining payments under the contract also must be made in accordance with the RMD rules. In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
If your surviving spouse is the sole designated beneficiary of your Traditional or Roth IRA, then your surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death. The beneficiary generally must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Different tax rules may apply if your Beneficiary is not a natural person, such as your estate.
Alternatively, your spouse may be able to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, or he or she may elect to rollover the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.
Additionally, for contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the participant may have rights in the contract. In such a case, the participant may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the contract.
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Applicable Age for Required Minimum Distributions (RMD)
As used in this prospectus, “Applicable Age” means the following:
If you…	Your “Applicable Age” is…
Were born on or before June 30, 1949	70½
Were born on or after July 1, 1949 (and attain age 72 prior to January 1, 2023)	72
Attain age 72 on or after January 1, 2023 (and attain age 73 on or before December 31, 2032)	73
Attain age 73 on or after January 1, 2033	75

Required Minimum Distributions During the Owner’s Life
Generally, you must begin receiving RMD amounts from your qualified Contract by the Required Beginning Date. Generally, for retirement plans, the “Required Beginning Date” is April 1 following the latter of:
(a)
the calendar year in which you reach the Applicable Age; or
(b)
the calendar year you retire, provided you do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs) the Required Beginning Date by which you must begin receiving withdrawals is the year in which you attain the Applicable Age even if you have not retired, taking your first distribution no later than April 1 of the year after you reach the Applicable Age.
For all subsequent years, including the first year in which you took your RMD by April 1, you must take the required minimum distribution for the year by December 31st. This will require you to take two distributions in the same calendar year if you wait to take your first distribution until April 1 of the year after attaining the Applicable Age.
A tax penalty (an excise tax) of up to 25% applies to the shortfall of any required minimum distributions you fail to receive.
The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs.
The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If you intend to receive your minimum distributions in the form of Income Payments that are payable over the joint lives of you and a beneficiary or over a guaranteed duration of more than 10 years, be advised that Federal tax law rules may require that, after your death, any remaining payments be made over a shorter period or be reduced after your death to satisfy the RMD rules and avoid the up to 25% excise tax. Other complex rules also apply to RMDs taken in the form of Income Payments. You should consult your own tax adviser as to how these rules affect your own Contract.
Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs. Effective in 2024, similar rules apply to Roth account balances maintained in employer-sponsored qualified plans. As a result, required minimum distribution rules that generally apply under an employer-sponsored qualified plan once you attain your Applicable Age, will not apply to any Roth account balance while you are alive. However, in general, post-death rules with respect to minimum distributions do apply to beneficiaries upon your death.
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Additional Information regarding IRAs
Purchase payments
Traditional IRA purchase payments (except for permissible rollovers and direct transfers) are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If you or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If you exceed purchase payment limits you may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. If you exceed purchase payment limits, you may be subject to a tax penalty.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date you reach age 59½ or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.
Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent you have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the account balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if you are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the account balance at the date of conversion.
Prior to 2018, contributions made to a Traditional IRA that were converted to a Roth IRA could be recharacterized as made back to the Traditional IRA, if certain conditions were met. Under a provision of the Tax Cuts and Jobs Act, recharacterization cannot be used to unwind a conversion from a Traditional IRA to a Roth IRA for taxable years beginning after December 31, 2017.  For conversions made to a Roth IRA in 2017, the IRS has issued guidance allowing recharacterizations to be made in 2018.  Please consult your tax adviser.
Additional Federal Tax Considerations
Non-Qualified Annuity Contracts
Changes to Tax Rules and Interpretations
Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.
We reserve the right to amend your Contract where necessary to maintain its status as an Annuity Contract under Federal tax law and to protect you and other Contract owners from adverse tax consequences.
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Qualified Annuity Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.
Types of Qualified Plans
The following includes individual account-type plans which may hold an annuity Contract as described in the Prospectus.
IRA
A traditional IRA is established by an individual, under Section 408(a) or 408(b) of the Code. See also Roth IRAs below.
Roth Account
Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA under Section 408A, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts. Contributions to a Roth IRA are limited based on the level of your modified adjusted gross income.
Comparison of Plan Limits for Individual Contributions:
Plan Type	Elective Contribution	Maximum Catch-up Contribution (ages 50-59)	Maximum Catch-Up Contribution (ages 60-63)
IRA	$7,000	$1,000	$1,000
SIMPLE IRA	$16,500 ($17,600 for certain small employer plans)	$3,500 ($3,850 for certain small employer plans)	$5,250
401(k)	$23,500	$7,500	$11,250
SEP/401(a)	(Employer contributions only)
403(b) [TSA]	$23,500	$7,500	$11,250
457(b)	$23,500	$7,500	$11,250
Dollar limits are for 2025 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions not to exceed the lesser of $70,000 and 100% of an employee’s compensation for 2025 (reduced by any employee elective contributions). If allowed by the plan, special catch-up provisions may increase the catch-up contribution limit starting in 2025 for participants in 401(k), 403(b), SIMPLE and governmental 457(b) plans who are age 60-63. Certain grandfathered SARSEP plans may also allow for employee contributions, catch-up contributions and, starting in 2025, enhanced catch-up contributions for employees aged 60-63. If allowed under the plan, the elective contribution and the catchup contribution for ages 50-59 (and ages 64 and older) may be increased for certain small employer SIMPLE plans (generally employers with 25 or fewer employees) if certain conditions are met. Consult a tax adviser and consult your plan administrator if you participate in one of these employer-sponsored retirement plans.
Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
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SECURE 2.0 Act Considerations
As part of the Consolidated Appropriations Act, 2023, Congress passed the SECURE 2.0 Act of 2022 (the “Act”) which was signed into law on December 29, 2022. The Act includes many provisions updating the Code affecting employer sponsored qualified plans and IRAs, including provisions that become effective immediately and provisions which become effective in later years through 2033. For example, the Act includes provisions affecting required minimum distributions (RMD), certain contribution and other limits affecting IRAs and qualified plans, as well as provisions providing new exceptions to the 10% federal income tax penalty for “early” distributions which may also provide for the ability to recontribute such early distributions to an IRA or qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules.) This prospectus does not attempt to provide a complete discussion of the Act and its provisions. Individuals should consult with a qualified tax adviser.
Annuity Purchase Payments by Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.
YOUR RIGHT TO CANCEL (FREE LOOK)
If you change your mind about owning the Contract, you can cancel it within a certain time period after receiving it. This is known as a “Free Look.” We ask that you submit your request to cancel in writing, signed by you, to us (e.g., the Annuity Service Office) or to the financial advisor who sold it. Unless otherwise required by state law, you will receive whatever your Contract is worth on the day that we receive your cancellation request. The amount you receive for a cancellation request submitted to your financial advisor will depend on the day that such request is, in turn, provided to us. The amount you receive may be more or less than your Purchase Payment depending upon the Shield Options you allocated your Purchase Payment to during the Free Look period. This means that you bear the risk of any decline in the Account Value of your Contract during the Free Look period. We do not refund any charges or deductions assessed during the Free Look period. In certain states, we are required to give back your Purchase Payment if you decide to cancel your Contract during the Free Look period.
OWNERSHIP PROVISIONS
Owner. You, as the Owner, have all the interest and rights under the Contract. Subject to our administrative procedures, we may also permit ownership by a corporation (a type of non-natural person) or other legal entity.
These rights include the right to:
(a)
change the Beneficiary.
(b)
change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules).
(c)
assign the Contract (subject to limitation).
(d)
change the Income Payments option before the Annuity Date.
(e)
exercise all other rights, benefits, options and privileges permitted by the Contract or us.
The Owner is as designated at the time the Contract is issued, unless changed. You may change the Owner at any time. Any change of Owner is subject to our underwriting requirements in effect at the time of the request. A change of Owner will automatically revoke any prior designation of the Owner.
Joint Owner. The Contract can be owned by Joint Owners, limited to natural persons. Either Joint Owner can exercise all rights under the Contract unless you inform us otherwise as indicated on the Contract Schedule or in a Notice to us. Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary, unless you inform us otherwise. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated on the Contract Schedule or in a Notice to us.
Annuitant. The Annuitant is the natural person(s) on whose life we base Income Payments. The Annuitant is the person designated by you on the Issue Date. You can change the Annuitant at any time prior to the Annuity Date, unless an Owner is not a natural person. Any reference to Annuitant includes any joint Annuitant under an Annuity Option. The Owner
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and the Annuitant do not have to be the same person except as required under certain sections of the Code. Any change of the Annuitant is subject to our underwriting requirements in effect at the time of the request.
Beneficiary. The person(s) or entity(ies) you name to receive a death benefit payable under the Contract upon the death of the Owner or a Joint Owner, or in certain circumstances, an Annuitant. The Beneficiary is named at the time the Contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before you die by filing a Notice with us. If Joint Owners are named, and unless you tell us otherwise, the surviving Joint Owner will be the primary Beneficiary. Any other primary Beneficiary designation will be treated as the contingent Beneficiary.
Assignment. Our rights as evidenced by a Contract may not be assigned without our written consent and is subject to our approval and underwriting requirements. You may not assign your rights under the Contract after the start of Income Payments. In certain tax markets, assignment of the Contract is prohibited by the Code. If the Contract is assigned absolutely, we will treat it as a change of ownership and all rights will be transferred. We are not bound by any assignment request unless it is in writing and until it is received at our Annuity Service Office. We assume no responsibility for the validity or effect of any assignment. We will not be liable for any payment or other action we take in accordance with the Contract before we record the assignment. Assignments will be effective as of the date the written notice of assignment was signed, subject to all payments made and actions taken by us before a copy of the signed assignment form is received by us at our Annuity Service Office. You should consult your tax adviser regarding the tax consequences of an assignment. An assignment may be a taxable event.
ABANDONED PROPERTY REQUIREMENTS
Every state has unclaimed property laws that generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date, the date the death benefit is due and payable, or such other date as required by state law. Contracts purchased through certain qualified plans, including IRAs and Roth IRAs, may be subject to special or additional abandoned property rules under state law. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call 1-888-243-1932 to make such changes.
SUSPENSION OF PAYMENTS OR TRANSFERS
We may be required to suspend or delay the payment of death benefits, the calculation of income payments, withdrawals and transfers when we cannot obtain an Index Value under the following circumstances:
(i)
the NYSE is closed (other than customary weekend and holiday closings);
(ii)
trading on the NYSE is restricted;
(iii)
an emergency exists such that we cannot value Investment Amounts; or
(iv)
during any other period when a regulator by order, so permits.
WHEN WE CAN CANCEL YOUR CONTRACT
We may terminate your Contract and GLWB rider by paying you the Account Value in one sum if, prior to the Annuity Date the Minimum Account Value after any partial withdrawal is less than $2,000 or any lower amount required by Federal tax laws. Accordingly, no Contract will be terminated due solely to negative Index Performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Value. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA or Roth IRA Contract. We will not terminate any Contract for which the GLWB rider or any guaranteed death benefit is then in effect, if, at the time the termination would otherwise occur, the guaranteed amount remaining under the GLWB rider, or the guaranteed amount under any death benefit, is greater than the Account Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. State variations may apply.
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THE INSURANCE COMPANY
Brighthouse Life Insurance Company (“BLIC”)
BLIC is a Delaware stock insurance company originally incorporated in Connecticut in 1863. BLIC is licensed to conduct business in all states of the United States (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S.
BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
THE SEPARATE ACCOUNT
The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. We are obligated to pay all money we owe under the Contracts—such as death benefits and Income Payments—and these obligations are subject to our claims-paying ability. These amounts are not guaranteed by any other party. If the obligation exceeds the assets of the Separate Account, amounts will be transferred to the Separate Account from the General Account. We guarantee all benefits relating to your value in the Shield Option, regardless of whether assets supporting the Shield Option are held in a separate account or our General Account. An owner should look to the financial strength of BLIC for its claims-paying ability. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our General Account. The Separate Account is non-insulated, meaning that all of the assets of the Separate Account are chargeable with the claims of any of our contract owners and are subject to the liabilities arising from any of our other business. BLIC is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
A Purchase Payment made to the Shield Options of the Contract is allocated to the Separate Account. We have exclusive and absolute ownership and control of the assets of the Separate Account. It is a non-unitized separate account. You do not share in the investment performance of assets allocated to the Separate Account. All investment income, gains and losses, whether or not realized, from assets allocated to the Separate Account are borne by BLIC. The obligations under the Contract are independent of the investment performance of the Separate Account and are our obligations.
We will maintain in the Separate Account assets with an aggregate value at least equal to the reserves for all contracts allocated under the Separate Account.
If the aggregate value of such assets in the Separate Account should fall below such amount, we will transfer assets into the Separate Account so that the value of the Separate Account’s assets is at least equal to such amount. Assets supporting reserves for annuity benefits under such contracts, in the course of payment, are supported by BLIC’s General Account and will not be maintained in the Separate Account.
INVESTMENTS BY BLIC
We must invest our assets, including those in the Separate Account, according to applicable state laws regarding the nature, quality and diversification of investments that may be made by life insurance companies. In general, these laws permit investments, within specified limits and subject to certain qualifications, in Federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.
ANNUAL STATEMENT
At least once each calendar year, we will send you a statement that will show:
(i)
your Account Value;
(ii)
all transactions regarding your Contract during the year; and
(iii)
the Investment Amount and interest credited to your Contract.
Such statements will be sent to your last known address on our records. You will have sixty (60) days from the date you receive such statement to inform us of any errors, otherwise such statement will be deemed final and correct.
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DOL INVESTMENT ADVICE FIDUCIARY RULE
The Department of Labor (“DOL”) issued regulations (the “DOL Fiduciary Rule”) that become applicable on September 23, 2024.
Under the Fiduciary Advice Rule, individuals or entities providing investment advice would be considered fiduciaries under ERISA or the Tax Code, as applicable, and would therefore be required to act solely in the interest of ERISA Plan participants or IRA beneficiaries, or risk exposure to fiduciary liability with respect to their advice. They would further be prohibited from receiving compensation for this advice unless an exemption applied. In connection with the Fiduciary Advice Rule, the DOL issued Prohibited Transaction Exemption 2020-02, that allows fiduciaries to receive compensation in connection with providing investment advice, including advice with respect to roll overs, that would otherwise be prohibited as a result of their fiduciary relationship to the ERISA Plan or IRA. In order to be eligible for the exemption, among other conditions, the investment advice fiduciary is required to acknowledge its fiduciary status, refrain from putting its own interests ahead of the plan beneficiaries’ interests or making material misleading statements, act in accordance with ERISA’s “prudent person” standard of care and receive no more than reasonable compensation for the advice. Under Prohibited Transaction Exemption 2020-02, neither BLIC nor any of its affiliates is acting or intends to act as an “investment advice fiduciary” to you in connection with the offer or sale of the Contracts.
In order to receive commissions and certain other compensation forms related to the offer or sale of Contracts to certain ERISA plans, IRAs and IRA owners, selling firms to whom PTE 2020-02 applies are required to meet certain requirements. Neither we nor Brighthouse Securities pay commissions to selling firms or their financial advisors with respect to the Contracts. However, we and Brighthouse Securities may offer other compensation to certain selling firms, including compensation based on the volume of our contracts that such firms sell. (See “DISTRIBUTION OF THE CONTRACTS” below).
The information contained in this prospectus is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing this information we are not acting as a fiduciary under any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice.
DISTRIBUTION OF THE CONTRACTS
Brighthouse Securities, LLC (“Brighthouse Securities”) is the principal underwriter and distributor of the securities offered through this prospectus. Brighthouse Securities is our affiliate and its principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Both we and Brighthouse Securities are indirect, wholly owned subsidiaries of BHF. Brighthouse Securities is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker- dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Brighthouse Securities is not obligated to take and pay for, and is not required to sell, any specific number or dollar amount of Contracts. Brighthouse Securities, and in certain cases, we, have entered into selling agreements with unaffiliated selling firms for the sale of the Contracts. No selling firms are affiliated with us or Brighthouse Securities. We pay compensation to Brighthouse Securities for sales of the Contracts by selling firms. We also pay amounts to Brighthouse Securities that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Brighthouse Securities’ management team, advertising expenses and other expenses of distributing the Contracts. Brighthouse Securities’ management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with Brighthouse Securities. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
Selling Firms
As noted above, Brighthouse Securities, and in certain cases, we, have entered into selling agreements with selling firms for the sale of the Contracts. Selling firms may receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under “Additional Compensation for Selected Selling Firms”). These other incentives or payments are not charged directly to Owners. We intend to recoup other sales expenses through the charges and deductions under the Contract. A portion of the payments made to selling firms may be passed on to their financial advisors in accordance with the selling firms’ internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Financial advisors of the selling firms may also receive non-cash compensation, pursuant to their firm’s guidelines, directly from us or Brighthouse Securities.
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Compensation Paid to Selling Firms. Neither we nor Brighthouse Securities pay compensation to selling firms in the form of commissions because these firms have their own compensation structures. We and Brighthouse Securities may provide certain types of non-cash compensation. Brighthouse Securities may also provide non-cash compensation items that we may provide jointly with Brighthouse Securities. Non-cash items may include expenses for conference or seminar trips, certain gifts, prizes and awards.
Ask your financial advisor for further information about what payments your financial advisor and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
Additional Compensation for Selected Selling Firms.  Brighthouse Securities, and in certain cases, we, have entered into distribution arrangements with certain selected unaffiliated selling firms. Under these arrangements we and Brighthouse Securities may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which may be an annual flat fee, or in some cases depend on cumulative periodic (usually quarterly) sales of our insurance contracts (including the Contracts) and may also depend on meeting thresholds in the sale of certain of our insurance contracts (other than the Contracts). They may also include payments we make to cover the cost of marketing or other support services provided for or by financial advisors who may sell our products. Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on account values of our insurance contracts (including Account Values of the Contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their financial advisors. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ financial advisors.
The additional types of compensation discussed above are not offered to all selling firms. Some selling firms may opt out of sales based payments and may instead request fees based on assets under management or some other fee basis. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their financial professionals with an incentive to favor sales of the Contracts over other annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. For more information about any such additional compensation arrangements, ask your financial advisor.
THE FIXED ACCOUNT
We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix D for more information.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, Surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
REQUESTS AND ELECTIONS
We will treat your request for a Contract transaction, or your submission of the Purchase Payment, as received by us if we receive a request conforming to our administrative procedures or the Purchase Payment at our Annuity Service Office on any Business Day before 4:00 PM Eastern Standard Time or when the NYSE closes, whichever is earlier. We will treat your submission of the Purchase Payment as received by us if we receive it at our Annuity Service Office (or a designee receives it in accordance with the designee’s administrative procedures) on any Business Day before 4:00 PM Eastern Standard Time or when the NYSE closes, whichever is earlier. If we receive the request, or if we (or our designee) receive the Purchase Payment, on any Business Day on or after 4:00 PM Eastern Standard Time or when the NYSE closes, whichever is earlier, then the request or payment will be treated as received on the next day. If you send your Purchase Payment or transaction requests to an address other than the one we have designated for receipt of such Purchase Payment or requests, as indicated in the chart below, we may return the Purchase Payment to you, or there may be a delay in applying the Purchase Payment or
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processing the transaction. Please direct your requests and elections under your Contract, and inquiries about your Contract, to us as directed below.
Applications when purchasing the Contract, including initial Purchase Payment	P.O. Box 4365 Clinton, IA 52733-4365 Fax: (877) 245-2964 Or through your financial advisor
Death Claims	P.O. Box 4330 Clinton, IA 52733-4330 Fax: (877) 245-8163
Income Payments
•Requests to receive regular Income Payments	P.O. Box 4365 Clinton, IA 52733-4365 Telephone: (800) 882-1292 Fax: (877) 246-8424
•Death Claims for Contracts receiving Income Payments	P.O. Box 4364 Clinton, IA 52733-4364 Telephone: (800) 882-1292 Fax: (877) 245-8163
•General requests and elections for Contracts receiving Income Payments	P.O. Box 4363 Clinton, IA 52733-4363 Telephone: (800) 882-1292 Fax: (877) 246-8424
All other requests and elections and general inquiries	P.O. Box 4301 Clinton, IA 52733-4301 Telephone: (888) 243-1932 Fax: (877) 246-8424
Some of the requests for service that may be made by telephone or Internet (www.brighthousefinancial.com) include transfers of your Account Value into Shield Option(s) or the Fixed Account. We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for further information. Some selling firms may restrict the ability of their financial advisors to convey transaction requests by telephone or Internet on your behalf.
We are not a fiduciary and do not provide investment advice or make recommendations regarding insurance or investment products. Ask your financial advisor for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial advisor, or any financial firm or financial professional with whom you consult for advice, acts on your behalf, not ours. We are not party to any agreement between you and your financial advisor. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities.
A request or transaction generally is considered in Good Order if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If you have any questions, you should contact us or your financial advisor before submitting the form or request.
We will use reasonable procedures such as requiring certain identifying information, recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
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Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your financial advisor’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Office.
CONFIRMING TRANSACTIONS
We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
LEGAL PROCEEDINGS
In the ordinary course of business, BLIC, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, BLIC does not believe any such action or proceeding will have a material adverse effect upon the ability of Brighthouse Securities to perform its contract with BLIC or of BLIC to meet its obligations under the contracts.
EXPERTS
Legal matters in connection with Federal laws and regulations affecting the issue and sale of the Contracts described in this prospectus and the organization of BLIC, its authority to issue such Contracts under Delaware law and the validity of the forms of the Contracts under Delaware law have been passed on by legal counsel for BLIC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[TO BE UPDATED BY AMENDMENT] The financial statements of Brighthouse Life Insurance Company incorporated by reference in this Prospectus, have been audited by [ ], an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm, given their authority as experts in accounting and auditing.
STATE VARIATIONS
Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, Free Look rights, age issuance limitations, transfer rights and limitations, the right to reject a Purchase Payment, the requirements for unisex annuity rates and the general availability of certain features. This prospectus describes all the material features of the Contract. If you would like to review a copy of the Contract and any endorsements, contact our Annuity Service Office.
ELECTRONIC DELIVERY
As Owner you may elect to receive electronic delivery of current prospectuses related to the Contract and other Contract related documents. Contact us at our website at www.brighthousefinancial.com for more information and to enroll.
AMENDMENT OF THE CONTRACT
We reserve the right to amend the Contracts to comply with applicable Federal or state laws or regulations. We will notify you in writing of any such amendments.
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MISSTATEMENT
We may require proof of the age or sex (where permitted) of the Annuitant, Owner and/or the Beneficiary before making any payments under the Contract that are measured by the Annuitant’s, Owner’s or Beneficiary’s life. If the age or sex of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex.
INFORMATION INCORPORATED BY REFERENCE
[TO BE UPDATED BY AMENDMENT]Under the Securities Act of 1933, BLIC has filed with the SEC a registration statement (the “Registration Statement”) relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and the exhibits and reference is hereby made to such Registration Statement and exhibits for further information relating to BLIC and the Contracts.
We incorporate by reference BLIC’s Annual Report on Form 10-K for the year ended December [ ], as filed with the SEC on [ ] via EDGAR File No. [ ] and Quarterly Report on Form 10-Q for the quarter ended on March 31, 2025, as filed with the SEC on [ ] via EDGAR File No. [ ]. The Annual Report contains additional information about BLIC, including audited financial statements for BLIC’s latest fiscal year.  In addition, all documents subsequently filed by BLIC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) prior to the termination of the offering, are also incorporated by reference into this prospectus. We are not incorporating by reference any documents or information deemed to have been furnished instead of filed under SEC rules, such as current reports on Form 8-K furnished under Item 2.02 or Item 7.01.
If requested, BLIC will furnish, without charge, a copy of any and all of the reports or documents that have been incorporated by reference into this prospectus. You may direct your requests to BLIC at 11225 North Community House Road, Charlotte, NC 28277. The telephone number is 1-888-243-1932. You may also access the incorporated reports and other documents at www.brighthousefinancial.com.
BLIC files periodic reports as required under the Exchange Act (including Form 10-K, 10-Q and 8-K). You may also read and copy any materials that BLIC files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.
DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION
FOR SECURITIES ACT LIABILITIES
Pursuant to applicable provisions of BLIC’s by-laws or internal corporate policies adopted by BLIC or its ultimate parent, the directors, officers and other controlling persons of BLIC and of BLIC’s affiliate and principal underwriter, Brighthouse Securities, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between BLIC and Brighthouse Securities, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities’ distribution of the Contracts.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling BLIC pursuant to the foregoing provisions, BLIC has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.
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Appendix A
Index Publishers
BLIC uses the Indices under license from the Indices’ respective publishers. The following information about the Indices is included in this prospectus in accordance with BLIC’s license agreements with the publishers of the Indices:
S&P Opco, LLC requires that the following disclaimer be included in this prospectus:
The S&P 500® is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by affiliates of Brighthouse Financial, Inc., including Brighthouse Services, LLC and Brighthouse Life Insurance Company (collectively, “Brighthouse Financial”). S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Brighthouse Financial. It is not possible to invest directly in an index. Brighthouse Shield Level Pay PlusSM Advisory Annuity is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Brighthouse Shield Level Pay PlusSM Advisory Annuity or any member of the public regarding the advisability of investing in securities generally or in Brighthouse Shield Level Pay PlusSM Advisory Annuity particularly or the ability of the S&P 500® to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Brighthouse Financial with respect to the S&P 500® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® is determined, composed and calculated by S&P Dow Jones Indices without regard to Brighthouse Financial or Brighthouse Shield Level Pay PlusSM Advisory Annuity. S&P Dow Jones Indices have no obligation to take the needs of Brighthouse Financial or the owners of Brighthouse Shield Level Pay PlusSM Advisory Annuity into consideration in determining, composing or calculating the S&P 500®. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Brighthouse Shield Level Pay PlusSM Advisory Annuity. There is no assurance that investment products based on the S&P 500® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500®  INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY BRIGHTHOUSE FINANCIAL, OWNERS OF BRIGHTHOUSE SHIELD LEVEL PAY PLUSSM ADVISORY ANNUITY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500®  OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE BRIGHTHOUSE SHIELD LEVEL PAY PLUSSM ADVISORY ANNUITY REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND BRIGHTHOUSE FINANCIAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Frank Russell Company requires that the following disclaimer be included in this prospectus:
The Brighthouse Shield Level Pay PlusSM Advisory Annuity is not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Brighthouse Shield Level Pay PlusSM Advisory Annuity or any member of the public regarding the advisability of investing in securities generally or in the Brighthouse Shield Level Pay PlusSM Advisory Annuity particularly or the ability of the Russell 2000® Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell 2000® Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000® Index is based. Russell’s only relationship to affiliates of Brighthouse Financial, Inc., including Brighthouse

Services, LLC and Brighthouse Life Insurance Company (collectively, “Brighthouse Financial”) is the licensing of certain trademarks and trade names of Russell and of the Russell 2000® Index which is determined, composed and calculated by Russell without regard to Brighthouse Financial or the Brighthouse Shield Level Pay PlusSM Advisory Annuity. Russell is not responsible for and has not reviewed the Brighthouse Shield Level Pay PlusSM Advisory Annuity nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Brighthouse Shield Level Pay PlusSM Advisory Annuity.
RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BRIGHTHOUSE FINANCIAL, INVESTORS, OWNERS OF THE BRIGHTHOUSE SHIELD LEVEL PAY PLUSSM ADVISORY ANNUITY OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
MSCI Inc. requires that the following disclaimer be included in this prospectus:
THE BRIGHTHOUSE SHIELD LEVEL PAY PLUSSM ADVISORY ANNUITY IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY AFFILIATES OF BRIGHTHOUSE FINANCIAL, INC. INCLUDING BRIGHTHOUSE SERVICES, LLC, BRIGHTHOUSE LIFE INSURANCE COMPANY, AND BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY (COLLECTIVELY, “BRIGHTHOUSE FINANCIAL”). NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of the Brighthouse Shield Level Pay PlusSM Advisory Annuity, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Nasdaq, Inc. requires that the following disclaimer be included in this prospectus:
Brighthouse Shield Level Pay PlusSM Advisory Annuity is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, Inc. with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, Brighthouse Shield Level Pay PlusSM Advisory Annuity. The Corporations make no representation or warranty, express or implied to the owners of Brighthouse Shield Level Pay PlusSM Advisory Annuity or any member of the public regarding the advisability of investing in securities generally or in Brighthouse Shield Level Pay PlusSM Advisory Annuity particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to Brighthouse Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq-100 Index®, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq® without regard to Licensee or Brighthouse Shield Level Pay PlusSM Advisory Annuity. Nasdaq® has no obligation to take the needs of the Licensee or the owners of Brighthouse Shield Level Pay PlusSM Advisory Annuity into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Brighthouse Shield Level Pay PlusSM Advisory Annuity to be issued or in the determination or calculation of the equation by which Brighthouse Shield Level Pay PlusSM Advisory Annuity is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of Brighthouse Shield Level Pay PlusSM Advisory Annuity.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF BRIGHTHOUSE SHIELD LEVEL PAY PLUSSM ADVISORY ANNUITY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Appendix B
Index Substitution Investment Amount Example
The following example illustrates how we would calculate your Investment Amount on a Term End Date when there is an Index substitution. We assume no deductions for the Rider Charge, no withdrawals and a $100,000 Purchase Payment into a Shield Option with a 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%.
Initial Account Value:
Investment Amount at Term Start Date	$100,000
Term	1-Year
Initial Index	S&P 500® Index
S&P 500® Index Index Value on Term Start Date	1,400
Cap Rate	10%
Shield Rate	10%
On date of Index Substitution halfway through the Term:
Index substitution
Number of days since Term Start Date	183
Index Value for S&P 500® Index	1,330
Index Performance for S&P 500® Index(1)	–5%
Substituted Index	Russell 2000® Index
Index Value for Russell 2000® Index on substitution date	1,250
Calculation of Investment Amount at Term End Date:
Index Value for Russell 2000® Index	1,375
Index Performance for S&P 500® Index(1)	–5%
Index Performance for Russell 2000® Index(2)	10%
Total Index Performance for the Term(3)	4.5%
Cap Rate	10%
Shield Rate	10%
Performance Rate(4)	4.5%
Performance Rate Adjustment(5)	$4,500
Investment Amount at Term End Date(6)	$104,500

The following notes to the tables above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Index substitution. Index Performance is calculated as follows:
(1330 [Index Value at date of substitution] — 1400 [Index Value at Term Start Date])
÷ 1400 [Index Value at Term Start Date]) = –5%
(2)
Index Performance is equal to the percentage change in the Index Value measured from the date of the Index substitution to the Term End Date. Index Performance is calculated as follows:
(1375 [Index Value at Term End Date] — 1250 [Index Value at date of the substitution])
÷ 1250 [Index Value at date of substitution]) = 10%
(3)
Since there was an Index substitution from the S&P 500® Index (initial Index) to the Russell 2000® Index (substituted Index), the Total Index Performance for the Term is equal to the S&P 500® Index Value at the Index substitution date
B-1

divided by the S&P 500® Index Value at the Term Start Date multiplied by the Russell 2000® Index Value at the Term End Date divided by the Russell 2000® Index Value at the substitution date –1. Total Index Performance for the Term is calculated as follows:
(initial Index at Index substitution date ÷ initial Index at Term Start Date)
x (substituted Index at Term End Date ÷ substituted Index at substitution date) –1
(1330÷1400) x (1375÷1250) –1= 4.5%
(4)
The Performance Rate is equal to the Index Performance (4.50%) because the total Index Performance for the Term is greater than zero and less than the Cap Rate.
(5)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$100,000 [Investment Amount at Term Start Date] x 4.5% [Performance Rate] = $4,500
(6)
The Investment Amount at Term End Date is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. The Investment Amount at Term End Date is calculated as follows:
$100,000 [Investment Amount at Term Start Date] + $4,500 [Performance Rate Adjustment] = $104,500
B-2

Appendix C
Return of Premium Death Benefit Example
The purpose of this example is to illustrate the operation of the Return of Premium death benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the allocation made by an Owner and the Index Performance for the Shield Options chosen. The examples do not reflect the deduction of fees and charges, if any, or income taxes and tax penalties.
Return of Premium Death Benefit
The purpose of this example is to show how partial withdrawals reduce the Return of Premium death benefit proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal.
		Date	Amount
A	Purchase Payment	Issue Date	$100,000
B	Account Value	First Contract Anniversary	$90,000
C	Death Benefit	First Contract Anniversary	$100,000 (= greater of A and B)
D	Withdrawal	One Day after the First Contract Anniversary	$9,000
E	Percentage Reduction in Account Value	One Day after the First Contract Anniversary	10% (= D/B)
F	Account Value after Withdrawal	One Day after the First Contract Anniversary	$81,000 (= B-D)
G	Purchase Payment Reduced for Withdrawal	One Day after the First Contract Anniversary	$90,000 (= A-(A × E))
H	Death Benefit	One Day after the First Contract Anniversary	$90,000 (= greater of F and G)
Notes to Example.
Purchaser is age 60 at issue.
The Account Values on the First Contract Anniversary and One Day after the First Contract Anniversary are assumed to be equal prior to the withdrawal.
C-1

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Appendix D
The Fixed Account
The Fixed Account is a funding option that may be available and is part of BLIC’s General Account assets. These General Account assets include all assets of BLIC other than those held in the Separate Accounts sponsored by BLIC or its affiliates.
Any interest in the Fixed Account is not a security under the Securities Act of 1933 and the Fixed Account is not registered under or regulated by the Investment Company Act of 1940. Accordingly, the Fixed Account is not offered by virtue of the prospectus. The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
Under the Fixed Account, BLIC assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Income Payment. We guarantee that, at any time, the Fixed Account Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable Premium Taxes or prior withdrawals.
Account Value allocated to the Fixed Account and any transfers made to the Fixed Account become part of BLIC’s General Account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Investment Amounts into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the Minimum Guaranteed Interest Rate specified in your Contract. The General Account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.
Investment income from the Fixed Account allocated to us includes compensation for risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.
We guarantee that for the life of the Contract interest credited to your Fixed Account Value during the Interest Rate Term beginning on the Issue Date will not be accumulated at less than the Minimum Guaranteed Interest Rate allowed by state law. The current Minimum Guaranteed Interest Rate applicable to any Contract will not be less than 1%. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the Minimum Guaranteed Interest Rate at our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the Minimum Guaranteed Interest Rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.
For renewals into the Fixed Account, the new guaranteed interest rate will be declared for each subsequent Interest Rate Term. At the Interest Rate Term End Date, the Fixed Account Value will automatically be renewed into the same Interest Rate Term, with the new interest rate, unless otherwise instructed by you. If the Fixed Account is not available at the end of the existing Interest Rate Term, these amounts will automatically transfer into the Shield Option with the lowest Cap Rate from the Shield Options available at the end of the Interest Rate Term unless otherwise instructed by you. You have the Transfer Period to notify us that you want to transfer some or all of your Fixed Account Value to a new Shield Option(s).
Fixed Account Value. We credit interest to the portion of the Account Value allocated to the Fixed Account. (See “Interest Crediting” below.) The Fixed Account is part of our General Account. We guarantee that the interest credited to your initial allocation to the Fixed Account during the Interest Rate Term beginning on the Issue Date will not be accumulated at less than the Minimum Guaranteed Interest Rate. Thereafter, we will declare an interest rate as of each Contract Anniversary for the duration of the Interest Rate Term and such rate will not be less than the Minimum Guaranteed Interest Rate. If the declared interest rate equals the Minimum Guaranteed Interest Rate, we reserve the right to restrict transfers and allocations into the Fixed Account.
The initial Fixed Account Value is the amount initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals: (a) the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, as applicable, including any transfers; plus (b) any interest credited by us; less (c) the amount of any withdrawals (including any Rider Charge and any withdrawals to pay for advisory fees); and less (d) any Premium or Other Taxes, if applicable.
Interest Crediting. Interest will be compounded and credited to the Fixed Account at an annual effective interest rate declared by us. Interest will be credited on amounts allocated to the Fixed Account through the effective date such amounts are withdrawn or transferred from the Fixed Account.
D-1

Important terms that will help you understand this Appendix D:
Interest Rate Term. The Interest Rate Term is the length of time over which the current interest rate is guaranteed. The minimum Interest Rate Term depends on the date your Contract is issued but will not be less than one (1) year. No Interest Rate Term will extend beyond the Annuity Date.
Fixed Account Value. The Fixed Account Value at the end of the Interest Rate Term.
Transfers. During the Accumulation Period you may only make a transfer to the Fixed Account and to a new Shield Option(s) during the Transfer Period. The effective date of such transfer is the first day of the Interest Rate Term and/or a Term(s) in which the transfer is made.
D-2

Appendix E
Guaranteed Lifetime Withdrawal Benefit Examples
The purpose of these examples is to illustrate the operation of the GLWB rider. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the allocation made by an Owner and the Index Performance for the Shield Options chosen. The examples do not reflect the deduction of fees and charges or income taxes and tax penalties. The GLWB rider does not establish or guarantee an Account Value or minimum return for any Shield Option. The GLWB Base cannot be taken as a lump sum. Values are rounded for display purposes only.
GLWB Base
The initial GLWB Base is equal to your initial Purchase Payment. The GLWB Base may increase by any Automatic Step-Ups, as described below. For Market Growth with Rollup, the GLWB Base may also increase by the Rollup Rate, if applicable. The GLWB Base may be reduced for certain types of withdrawals, as described below.
A. Withdrawals
Withdrawals Prior to the Annual Benefit Commencement Date
There is no Annual Benefit Payment prior to the Annual Benefit Commencement Date, so any withdrawal that occurs prior to the Annual Benefit Commencement Date is an Early Withdrawal and will decrease the GLWB Base in the same proportion that the withdrawal reduces the Account Value. This proportional adjustment is calculated using the amount of the withdrawal divided by the Account Value prior to the withdrawal.
Example:
Assume you make an initial Purchase Payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Base would be $100,000. Assume due to poor market performance your Account Value is reduced to $80,000 and you decide to make a $10,000 withdrawal. Since this withdrawal is made prior to the Annual Benefit Commencement Date, there will be a proportional adjustment to the GLWB Base. The proportional adjustment is equal to your withdrawal amount ($10,000) divided by your Account Value before such withdrawal ($80,000), which equals 12.5%. Your GLWB Base would be reduced to $87,500 ($100,000 reduced by 12.5%).
Withdrawals After the Annual Benefit Commencement Date
A “Non-Excess Withdrawal” is a withdrawal that does not exceed, or cause the cumulative withdrawals for the current Contract Year to exceed, the Annual Benefit Payment. Non-Excess Withdrawals do not reduce the GLWB Base, but reduce your Account Value by the amount of each withdrawal.
An “Excess Withdrawal” is a withdrawal that exceeds, or causes the cumulative withdrawals for the current Contract Year to exceed, the Annual Benefit Payment. An Excess Withdrawal is the portion of a withdrawal (including from the Account Value that causes the cumulative withdrawals to exceed the Annual Benefit Payment in that Contract Year and includes any subsequent withdrawals that occur in that Contract Year. Any Excess Withdrawal(s), and any subsequent withdrawals that occur in that Contract Year, will result in a proportional adjustment to the GLWB Base.
The GLWB Base is multiplied by the applicable Withdrawal Rate while the Account Value is greater than zero to determine your Annual Benefit Payment. The GLWB Base is multiplied by the applicable Lifetime Guarantee Rate to determine your Annual Benefit Payment if your Account Value is reduced to zero and lifetime payments are to begin.
Withdrawal and Lifetime Guarantee rates are based on the Covered Person’s age (or oldest Covered Person’s age for Joint Life election) at the time of commencement, the Contract Year from the Issue Date and the election of Single or Joint Life Income.
Example:
Assume you make an initial Purchase Payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Base would be $100,000. Also assume the Withdrawal Rate is 5%, making your Annual Benefit Payment $5,000 ($100,000 x 5%).
Non-Excess Withdrawals
You decide to make a $5,000 withdrawal. Since this withdrawal is made after the Annual Benefit Commencement Date and does not exceed the Annual Benefit Payment of $5,000, your GLWB Base of $100,000 is not reduced by such withdrawal.

Excess Withdrawals
Assume due to poor market performance your Account Value is reduced from $100,000 to $80,000 and you decide to make a $10,000 withdrawal, which reduces your Account Value to $70,000 ($80,000 – $10,000). As noted above, also assume that the Withdrawal Rate is 5%, making your Annual Benefit Payment $5,000 ($100,000 (your GLWB Base) x 5%). Since your $10,000 withdrawal exceeds your Annual Benefit Payment of $5,000, there will be a proportional adjustment to your GLWB Base. The proportional adjustment is equal to the excess withdrawal amount ($5,000) divided by the Account Value before such withdrawal ($80,000), which equals 6.25%. Therefore, because 6.25% of $100,000 (the GLWB Base) is $6,250, the GLWB Base would be reduced by $6,250—i.e., from $100,000 to $93,750. In addition, after such withdrawal, the Annual Benefit Payment would be reset equal to $4,687.50 (5% x $93,750).
B. Automatic Step-Up
On each Contract Anniversary prior to your 91st birthday, an Automatic Step-Up will occur if the Account Value on that date exceeds the GLWB Base immediately before the Automatic Step-Up. An Automatic Step-Up: (1) increases the GLWB Base to the Account Value; and (2) increases the Annual Benefit Payment to equal the Withdrawal Rate multiplied by the GLWB Base after the Automatic Step-Up. We will deduct the Rider Charge from the Account Value before we compare the Account Value to the GLWB Base.
Example:
Assume you make a Purchase Payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Base would be $100,000. Also assume you have reached your Annual Benefit Commencement Date resulting in a Withdrawal Rate of 5% and an Annual Benefit Payment of $5,000 ($100,000 x 5%). At the first Contract Anniversary, assume your Account Value has increased to $110,000 due to good market performance. The Automatic Step-Up will increase the GLWB Base from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).
At the second Contract Anniversary, assume your Account Value has increased to $120,000 due to good market performance. The Automatic Step-Up will increase the GLWB Base from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).
On the third through the eighth Contract Anniversaries, assume your Account Value does not exceed the GLWB Base due to poor market performance and no Excess Withdrawals are made. No Automatic Step-Up will take place on any of the third through eighth Contract Anniversaries.
At the ninth Contract Anniversary, assume your Account Value has increased to $150,000 due to good market performance, which is greater than the GLWB Base immediately before the Contract Anniversary. The Automatic Step-Up will increase the GLWB Base from $120,000 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 x 5%).
C. Rollup Rate (for Market Growth with Rollup only)
On each Contract Anniversary within the first ten Contract Years, if no withdrawals occurred in the previous Contract Year, the GLWB Base will be increased by an amount equal to the Rollup Rate multiplied by the Net Purchase Payment Amount before such increase.
The GLWB Base will not be increased by the Rollup Rate if: (1) a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or (2) after the first ten Contract Years. The Rollup Rate is applied before deducting any Rider Charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary.
Example:
Assume you make a Purchase Payment of $100,000. Your initial Account Value would be $100,000, your initial Net Purchase Payment Amount would be $100,000 and your initial GLWB Base would be $100,000. If your Rollup Rate is 5%, your GLWB Base will increase by 5% of the Net Purchase Payment Amount on each contract anniversary for the first ten Contract Years, provided that no withdrawals occur in the previous Contract Year. If a withdrawal is not taken in the first Contract Year, your GLWB Base would increase to $105,000 ($100,000 + ($100,000 x 5%)).
If a withdrawal is taken in any Contract Year during the first ten Contract Years, the GLWB Base would not be increased by the Rollup Rate on the following Contract Anniversary. After the first ten Contract Years, the GLWB Base is not increased by the Rollup Rate.

Illustrative GLWB Example
The two graphs below are illustrations that incorporate several concepts of the GLWB rider.
Please note:
• Both graphs assume no withdrawals occur until after the Annual Benefit Commencement Date.
• The second graph assumes no withdrawals occur until after the first ten Contract Years for Market Growth with Rollup.
• Both graphs assume Account Value fluctuation in order to illustrate Automatic Step-Ups, followed by Account Value decline, reducing to zero in order to illustrate lifetime income payments.
• The second graph shows the “GLWB Base had Automatic Step-Ups not occurred” for the purpose of illustrating the impact of Automatic Step-Ups only (i.e., GLWB Base only increased by the Rollup Rate).

Part II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14. Other Expenses of Issuance and Distribution
The following is an itemized list of the estimated expenses to be incurred in connection with the securities being offered:
Accountant’s Fees and Expenses: $7,500
Legal Fees and Expenses: $9,000
Printing Expenses: To be filed by amendment
Registration Fee: $0
Item 15. Indemnification of Directors and Officers
Pursuant to applicable provisions of the Registrant’s by-laws or internal corporate policies adopted by the Registrant or its ultimate parent, the directors, officers and other controlling persons of the Registrant who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between the Registrant and the Underwriter, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of the Underwriter’s distribution of the Contracts. BLIC also maintains insurance policies insuring its directors and officers against certain liabilities they may incur in their capacity as such.
Item 16. Exhibits
Exhibit
Number
Description
1(a).
Principal Underwriting and Distribution Agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC (effective 3-6-17). (Filed as Exhibit 1(a) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
1(b).
Brighthouse Securities, LLC Sales Agreement [Enterprise Selling Agreement 5-17]. (Filed as Exhibit 1(b) with Registration Statement No. 333-217509 on Form S-3 on July 11, 2017 and incorporated herein by reference.)
1(c).
Form of Brighthouse Securities, LLC Sales Agreement [7-19 NY]. (Filed as Exhibit 1(c) with Post-Effective Amendment No. 2 to Registration Statement No. 333-262390 on Form S-3 on April 14, 2023 and incorporated herein by reference.)
2.
None.
4(a)(1).
Contract [L-22494 (09-12)-AV, L-22494 (09-12) base policy, L-22495 (09/12) CS]. (Filed as Exhibit 4(a) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(a)(2).
Contract [L-22494 (09-12)-AV, L-22494 (09-12) base policy, L-22495 (09/12) CS]. (Filed as Exhibit 4(a) with Registration Statement No. 333-218126 on Form S-3 on May 19, 2017 and incorporated herein by reference.)
4(b).
Fixed Account Rider [L-22496 (09-12)]. (Filed as Exhibit 4(b) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(c).
Death Benefit Rider - Return of Premium [8-ROP-1 (5/17)]. (Filed as Exhibit 4(c) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(d).
Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider [L-25005 (09/12)]. (Filed as Exhibit 4(d) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)

Exhibit
Number
Description
4(e).
Waiver of Withdrawal Charge for Terminal Illness Rider [L-22498 (09-12)]. (Filed as Exhibit 4(e) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(f).
Individual Retirement Annuity Qualification Rider [L-22499 (09/12)]. (Filed as Exhibit 4(f) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(g).
Roth Individual Retirement Annuity (“Roth IRA”) Endorsement [L-22503 (09/12)]. (Filed as Exhibit 4(g) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(h).
Individual Non-Qualified Annuity Endorsement [L-22504 (09/12)]. (Filed as Exhibit 4(h) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(i).
Non-Qualified Annuity Endorsement [MLIU-NQ (11/04)-I]. (Filed as Exhibit 4(i) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(j).
Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider [5-4-GLWB-A-2 (11/21)] (Option A). (Filed as Exhibit 4(j) with Registration Statement No. 333-262390 on Form S-3 on January 28, 2022 and incorporated herein by reference.)
4(k).
Guaranteed Lifetime Withdrawal Benefit Rider Schedule [5-4-CGLWB-A-2 (11/21)] (Option A). (Filed as Exhibit 4(k) with Registration Statement No. 333-262390 on Form S-3 on January 28, 2022 and incorporated herein by reference.)
4(l).
Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider [5-4-GLWB-B-2 (11/21)] (Option B). (Filed as Exhibit 4(l) with Registration Statement No. 333-262390 on Form S-3 on January 28, 2022 and incorporated herein by reference.)
4(m).
Guaranteed Lifetime Withdrawal Benefit Rider Schedule [5-4-CGLWB-B-2 (11/21)] (Option B). (Filed as Exhibit 4(m) with Registration Statement No. 333-262390 on Form S-3 on January 28, 2022 and incorporated herein by reference.)
4(n).
Step Rate Edge Rider [5-4-SRE-1 (11/22)]. (Filed as Exhibit 4(n) with Registration Statement No. 333-262390 on Form S-3 on January 13, 2023 and incorporated herein by reference.)
4(o)
Step Rate Edge Contract Schedule [L-22495 (11/22)]. (Filed as Exhibit 4(o) with Registration Statement No. 333-262390 on Form S-3 on January 13, 2023 and incorporated herein by reference.)
4(p)
Guaranteed Lifetime Withdrawal Benefit Rider Schedule [5-4-CGLWB-A-3 (Option A). (Filed as Exhibit 4(p) with Registration Statement No. 333-262390 on Form S-3 on January 13, 2023 and incorporated herein by reference.)
4(q)
Guaranteed Lifetime Withdrawal Benefit Rider Schedule [5-4-CGLWB-B-3 (Option B). Filed as Exhibit 4(q) with Registration Statement No. 333-262390 on Form S-3 on January 13, 2023 and incorporated herein by reference.)
5.
Opinion and Consent of Counsel. (To be filed by amendment.)
8.
None.
15.
None.
22.
None.
23.
Consent of Independent Registered Public Accounting Firm. (To be filed by amendment.)
24.
Powers of Attorney for Eric Steigerwalt, Myles Lambert, David A. Rosenbaum, Jonathan Rosenthal, Edward A. Spehar, Richard A. Cook and Gianna H. Figaro-Sterling. (Filed herewith.)

Exhibit
Number
Description
25.
None.
96.
None.
99.
Form of Guaranteed Lifetime Withdrawal Benefit Rider Supplement for Brighthouse Shield® Level Pay Plus Annuity (SLPP-0822). (Filed as Exhibit 99 with Registration Statement No. 333-262390 on Form S-3/A on July 11, 2022 and incorporated herein by reference.)
101.
None
107.
Filing Fee Table. (Filed herewith.)
Item 17. Undertakings
The undersigned registrant hereby undertakes as follows, pursuant to Item 512 of Regulation S-K:
1.
To file, during any period in which offers or sales of the registered securities are being made, a post-effective amendment to this registration statement:
i.
to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
ii.
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price set represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement, and
iii.
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
Provided, however, that Paragraphs 1.i, 1.ii, and 1.iii do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
2.
That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
3.
To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
4.
That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
5.
That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
i.
Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
ii.
Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;
iii.
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and
iv.
Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
6.
The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
7.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on July 24, 2025.
BRIGHTHOUSE LIFE INSURANCE COMPANY
(Registrant)
By:/s/ Donald A. Leintz

Donald A. Leintz
Vice President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 24, 2025.
/s/ Eric Steigerwalt* Eric Steigerwalt	Chairman of the Board, President, Chief Executive Officer and a Director
/s/ Myles Lambert* Myles Lambert	Director
/s/ David A. Rosenbaum* David A. Rosenbaum	Director
/s/ Jonathan Rosenthal* Jonathan Rosenthal	Director
/s/ Edward A. Spehar* Edward A. Spehar	Director, Vice President and Chief Financial Officer
/s/ Richard A. Cook* Richard A. Cook	Vice President and Chief Accounting Officer
/s/ Gianna H. Figaro-Sterling* Gianna H. Figaro-Sterling	Vice President and Controller
*By: /s/ Michele H. Abate Michele H. Abate, Attorney-In-Fact July 24, 2025

* Brighthouse Life Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

INDEX TO EXHIBITS
24.
Powers of Attorney
107.
Filing Fee Table